As filed with the Securities and Exchange Commission on March 28, 2000
Registration No. 33-___________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933



       Pre-Effective Amendment No.              [ ]



       Post-Effective Amendment No.             [ ]

Fidelity Investment Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number  (617) 563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on April 28, 2000, pursuant to Rule 488.

Fidelity Europe Fund

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Facing Page

Contents of Registration Statement

Solicitation Letter to Shareholders

Forms of Proxy Cards

Notice of Special Meeting

Part A - Proxy Statement and Prospectus

Part B- Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund into Fidelity Europe Fund. A shareholder meeting is scheduled for July 19, 2000. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The funds' Board of Trustees has reviewed the proposed mergers and has recommended that the proposed mergers be presented to shareholders. The Trustees, most of who are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed mergers are in shareholders' best interest. However, the final decision is up to you.

The proposed merger would provide shareholders of the France, Germany and United Kingdom funds with an opportunity to invest in a fund with broader investment policies and lower expenses. The investment objective of each fund is long-term growth of capital. The principal difference between the funds are the specific regions in which each normally invests. Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund normally invest 65% of their total assets in issuers of their respective countries. The Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including France, Germany and the United Kingdom). We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of the proposed mergers.

Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of each fund on the record date (May 22, 2000). Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-6666. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
Shareholders of the respective funds are being asked to vote on the following proposals:
1. To approve an Agreement and Plan of Reorganization between Fidelity France Fund and Fidelity Europe Fund.
2. To approve an Agreement and Plan of Reorganization between Fidelity Germany Fund and Fidelity Europe Fund.
3. To approve an Agreement and Plan of Reorganization between Fidelity United Kingdom Fund and Fidelity Europe Fund.

WHAT IS THE REASON FOR AND ADVANTAGES OF THESE MERGERS?
The proposed mergers would allow shareholders in the Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund to invest in a fund with a similar investment objective (long-term capital of growth), and to benefit from the significantly lower annual operating expenses of Fidelity Europe Fund.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
All of the funds seek long-term growth of capital and invest primarily in common stocks.

WHO IS THE FUND MANAGER FOR THESE FUNDS?
Alexandra Hartmann currently manages the France and Germany funds, while Fred Gautier currently manages the United Kingdom Fund. The Europe Fund is managed by Thierro Serero. It is anticipated that Mr. Serero will manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?
Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds vary from year to year, as a percentage of their respective average net assets. The total operating expenses (the sum of their respective management fee and other expenses) of the funds for the 12 months ended October 31, 1999 were: 0.96% for Europe Fund, 2.86% for France Fund, 1.90% for Germany Fund, and 3.56% for United Kingdom Fund. Fidelity Management & Research Company (FMR) has voluntarily agreed to reimburse France Fund, Germany Fund and United Kingdom Fund to the extent that total operating expenses exceed 2.00%.

France Fund, Germany Fund and United Kingdom Fund also have a 3.00% front-end sales charge. Europe Fund does not have a sales charge. In addition, each of the funds has a redemption fee. France Fund, Germany Fund and United Kingdom Fund each charge a redemption fee of 1.50% on shares held less than 90 days. Europe Fund charges a 1.00% redemption fee on shares held for less than 30 days.

If the merger is approved by shareholders, the combined fund will retain Europe Fund's expense structure, requiring payment of a management fee and other operating expenses, and applying a performance adjustment to the management fee.

ARE THE MERGERS CONSIDERED TAXABLE EVENTS FOR FEDERAL INCOME TAX
PURPOSES?
Typically, the exchange of shares in a fund merger transaction does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF FIDELITY EUROPE FUND AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If the proposal is approved, the combined fund is anticipated to have over $1.3 billion in assets.

The table below shows average annual total returns for Fidelity France Fund, Fidelity Germany Fund, Fidelity United Kingdom Fund, Fidelity Europe Fund and the Lipper European Region Funds average over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2000*

                              1 YEAR  3 YEARS  5 YEARS  LIFE OF FUND

Fidelity France Fund          %       %        N/A      N/A

Fidelity Germany Fund         %       %        N/A      N/A

Fidelity United Kingdom Fund  %       %        N/A      N/A

Fidelity Europe Fund          %       %        %        %

Lipper European Region Funds
average                       %       %        %        %

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY EUROPE FUND THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Dates of the mergers, shareholders will receive the number of full and fractional shares of Fidelity Europe Fund that is equal in value to the net asset value of their respective shares of Fidelity France, Germany, and/or United Kingdom Fund on that date. The anticipated closing date for France Fund is July 28, 2000. The anticipated closing date for Germany Fund is July 26, 2000, and the anticipated closing date for United Kingdom Fund is July 24, 2000.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We, or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposals by the time of the Shareholder Meeting (July 19, 2000), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?
Yes. The Board of Trustees has unanimously approved the proposals and recommends that you vote to approve each one.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Fidelity France, Germany, and/or United
Kingdom Fund on the record date.  The record date is May 22, 2000.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any and do not include the effect of Fidelity France, Germany, and United
Kingdom Fund's 3% sales charge.

** Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.
Fidelity Distributors Corporation






Shareholders are urged to read the Proxy Statement and Prospectus (the "Proxy Statement") which contains important information about the proposed merger. The Proxy Statement will be filed shortly with the SEC and will be available, without charge, on the SEC's Internet Web site (http://www.sec.gov). Proxy Statements will be mailed to investors who are shareholders of the Fund as of May 22, 2000.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:
FIDELITY FRANCE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity France Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on July 19, 2000 at 11:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________

_______________________________________

_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                        cusip # 315910794 fund # 345

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------------------------------------
______________________________________________________________________
1.  (1) To approve an Agreement  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    and    Plan of
    Reorganization between
    Fidelity   France Fund and
    Fidelity Europe Fund.

FRA-PXC-0700                             cusip # 315910794 fund # 345

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:
FIDELITY GERMANY FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Germany Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th floor, Boston, MA 02109, on July 19, 2000 at 11:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________

_______________________________________

_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                       cusip # 315910786 fund # 346

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------------------------------------
______________________________________________________________________
1.  (1) To approve an Agreement  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    and    Plan of
    Reorganization between
    Fidelity   Germany Fund and
    Fidelity Europe Fund.

GER-PXC-0700                              cusip # 315910786 fund # 346

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:
FIDELITY UNITED KINGDOM FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. WIlliams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity United Kingdom Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th floor, Boston, MA 02109, on July 19, 2000 at 11:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________

_______________________________________

_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                         cusip # 315910745 fund# 344

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------------------------------------
______________________________________________________________________
1.  (1) To approve an Agreement  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    and    Plan of
    Reorganization between
    Fidelity   United Kingdom
    Fund and Fidelity   Europe
    Fund.

UTY-PXC-0700                             cusip # 315910745 fund # 344

FIDELITY FRANCE FUND, FIDELITY GERMANY FUND AND FIDELITY UNITED
KINGDOM FUND
EACH A FUND OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-6666

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity France Fund (France Fund), Fidelity Germany Fund (Germany Fund) and Fidelity United Kingdom Fund (United Kingdom Fund) will be held at an office of Fidelity Investment Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on July 19, 2000, at 11:15 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof. Approval of each reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three reorganizations to be approved for any one of them to take place.

 (1) To approve an Agreement and Plan of Reorganization between France Fund and Fidelity Europe Fund (Europe Fund), another fund of the trust. The Agreement provides for the transfer of all of the assets of France Fund to Europe Fund in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of France Fund's liabilities. Thereupon, Europe Fund's shares will be distributed to shareholders of France Fund in liquidation of France Fund.

 (2) To approve an Agreement and Plan of Reorganization between Germany Fund and Europe Fund, another fund of the trust. The Agreement provides for the transfer of all of the assets of Germany Fund to Europe Fund in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of Germany Fund's liabilities. Thereupon, Europe Fund's shares will be distributed to shareholders of Germany Fund in liquidation of Germany Fund.

 (3) To approve an Agreement and Plan of Reorganization between United Kingdom Fund and Europe Fund, another fund of the trust. The Agreement provides for the transfer of all of the assets of United Kingdom Fund to Europe Fund in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of United Kingdom Fund's liabilities. Thereupon, Europe Fund's shares will be distributed to shareholders of United Kingdom Fund in liquidation of United Kingdom Fund.

 The Board of Trustees has fixed the close of business on May 22, 2000 as the record date for the determination of the shareholders of each of France Fund, Germany Fund and United Kingdom Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By Order of the Board of Trustees,
ERIC D. ROITER, Secretary

May 22, 2000

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


FIDELITY FRANCE FUND, FIDELITY GERMANY FUND AND FIDELITY UNITED
KINGDOM FUND
 FUNDS OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-6666

PROXY STATEMENT AND PROSPECTUS
MAY 22, 2000

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity France Fund (France Fund), Fidelity Germany Fund (Germany Fund) and Fidelity United Kingdom Fund (United Kingdom Fund), funds of Fidelity Investment Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of France Fund, Germany Fund and United Kingdom Fund and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, July 19, 2000 at 11:15 a.m. Eastern time at 27 State Street,10th Floor, Boston, Massachusetts 02109, an office of the trust.

 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on proposed reorganizations (Reorganizations). Pursuant to each Agreement and Plan of Reorganization (Agreements), France Fund, Germany Fund and United Kingdom Fund would transfer all of their assets to Fidelity Europe Fund (Europe Fund), another fund of the trust, in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of France Fund's, Germany Fund's and United Kingdom Fund's liabilities, respectively. The number of shares to be issued in the proposed Reorganizations will be based upon the relative net asset values of each of the funds at the time of the exchange. As provided in the Agreements, each of France Fund, Germany Fund and United Kingdom Fund will distribute shares of Europe Fund to its shareholders in liquidation of France Fund, Germany Fund and United Kingdom Fund, respectively, on July 24, 2000 (United Kingdom Fund), July 26, 2000 (Germany Fund) and July 28, 2000 (France Fund), or such other date as the parties may agree (the Closing Dates). Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.

 Europe Fund, an equity fund, is a diversified fund of the trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. Europe Fund's investment objective is to seek growth of capital over the long-term. Europe Fund normally invests at least 65% of its total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganizations and Europe Fund that a shareholder should know before voting on the proposed Reorganizations. The Statement of Additional Information dated May 22, 2000 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus (dated December 29, 1999 [and supplemented March 1, 2000]), which offers shares of Europe Fund. The Statement of Additional Information for Europe Fund (dated December 29, 1999 [and supplemented March 1, 2000]) is available upon request. Attachment 1 contains excerpts from the Annual Report of Europe Fund dated October 31, 1999. The Prospectus and Statement of Additional Information for Europe Fund have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for France Fund, Germany Fund and United Kingdom Fund, both dated December 29, 1999 [and supplemented January 29, 2000], have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity Investment Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-6666. Copies of documents for France Fund, Germany Fund, United Kingdom Fund and Europe Fund are also available on the SEC's Internet Web site (http://www.sec.gov) or by paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

TABLE OF CONTENTS

Voting Information

Synopsis

Comparison of Other Policies of The Funds

Comparison of Principal Risk Factors

The Proposed Transactions

Additional Information About Europe Fund

Miscellaneous

Attachment 1. Excerpts from Annual Report of Fidelity Europe Fund
Dated December 29, 1999

Attachment 2. Annual Fund Operating Expenses and Examples of Fund Expenses for Certain Reorganizations

Exhibit 1. Form of Agreement and Plan of Reorganization of Fidelity France Fund

Exhibit 2. Form of Agreement and Plan of Reorganization of Fidelity Germany Fund

Exhibit 3. Form of Agreement and Plan of Reorganization of Fidelity United Kingdom Fund

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY FRANCE FUND, FIDELITY GERMANY FUND AND FIDELITY UNITED
KINGDOM FUND
FUNDS OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-6666

_________________________________

VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity France Fund (France Fund), Fidelity Germany Fund (Germany Fund) and Fidelity United Kingdom Fund (United Kingdom Fund) and at any adjournments thereof (the Meeting), to be held on July 19, 2000 at 11:15 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 22, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $2,000 for France Fund, $3,000 for Germany Fund and $2,000 for United Kingdom Fund. France Fund, Germany Fund and United Kingdom Fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $3,000 for France Fund, $4,000 for Germany Fund and $3,000 for United Kingdom Fund. If a fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds, provided the expenses for each fund do not exceed that fund's voluntary expense cap of 2.00%. Expenses exceeding each fund's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity Individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. The Custodian will vote fund shares for which it has not received such instructions in the same proportion as it votes the shares held in IRAs for which it has received instructions, but only to the extent necessary for a fund to reach quorum. Accordingly, if Fidelity IRA shareholders do not vote their shares, the Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.


 Shares of each fund and Fidelity Europe Fund (Europe Fund) issued and outstanding on February 29, 2000 are listed below.

France Fund                      713,167

Germany Fund                   2,789,343

United Kingdom Fund              282,142

Europe Fund                   39,808,321

  Shareholders of record at the close of business on May 22, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 As of February 29, 2000, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

 To the knowledge of the trust no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that any of the above shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganizations.

VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF FRANCE FUND, GERMANY FUND AND UNITED KINGDOM FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF A FUND" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES OF THE FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES OF THE FUND. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreements, and in the Prospectuses of France Fund, Germany Fund, United Kingdom Fund and Europe Fund, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Europe Fund carefully for more complete information.

 The proposed reorganizations (the Reorganizations) would merge each of France Fund, Germany Fund and United Kingdom Fund into Europe Fund, an equity fund also managed by FMR. If the Reorganizations are approved, France Fund, Germany Fund and United Kingdom Fund will cease to exist and current shareholders of each fund will become shareholders of Europe Fund instead. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.

INVESTMENT OBJECTIVES AND POLICIES

 The following summarizes the investment objective and policy differences, if any, between France Fund, Germany Fund, United Kingdom Fund and Europe Fund:

 France Fund, Germany Fund and United Kingdom Fund each seeks long-term growth of capital. Europe Fund seeks growth of capital over the long-term.

 The funds normally invest their assets primarily in common stocks. The main difference among France Fund, Germany Fund, United Kingdom Fund and Europe Fund are the number of countries in which each normally invests. France Fund, Germany Fund and United Kingdom Fund normally invest 65% of their total assets in issuers of their respective countries. Europe Fund, by contrast, normally invests at least 65% of its total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom.

EXPENSE STRUCTURES

 Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds, as a percentage of their respective average net assets, vary from year to year. The total operating expenses (the sum of their respective management fee and other expenses) of the funds for the 12 months ended October 31, 1999 were: 0.96% for Europe Fund, 2.86% for France Fund, 1.90% for Germany Fund, and 3.56% for United Kingdom Fund. FMR has voluntarily agreed to reimburse France Fund, Germany Fund and United Kingdom Fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses) exceed 2.00%.

 France Fund, Germany Fund and United Kingdom Fund also have a 3.00% front end sales charge. Europe Fund does not have a sales charge. In addition, each of the funds has a redemption fee. France Fund, Germany Fund and United Kingdom Fund each charge a redemption fee of 1.50% on shares held for less than 90 days. Europe Fund charges a 1.00% redemption fee on shares held for less than 30 days. Fidelity also reserves the right to deduct an annual maintenance fee of $12.00 from accounts in each fund with a value of less than $2,500.

 In sum, the proposed mergers would provide France Fund, Germany Fund and United Kingdom Fund with an opportunity to invest in a fund with broader investment policies and lower expenses.

THE PROPOSED REORGANIZATIONS

 Shareholders of each of France Fund, Germany Fund and United Kingdom Fund will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement applicable to that fund, which provides for the acquisition by Europe Fund of all of the assets of that fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of the liabilities of that fund. France Fund, Germany Fund and United Kingdom Fund will then distribute the shares of Europe Fund to their shareholders, so that each shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate net asset value of the shareholder's shares of the applicable fund on the Closing Date (defined below). The exchange of assets for Europe Fund's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on July 24, 2000 for United Kingdom Fund, July 26, 2000 for Germany Fund and July 28, 2000 for France Fund, or such other time and date as the parties may agree (the Closing Dates). France Fund, Germany Fund and United Kingdom Fund will then be liquidated as soon as practicable thereafter. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.

 The funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganizations will not result in any gain or loss for federal income tax purposes to France Fund, Germany Fund, United Kingdom Fund or Europe Fund or to the shareholders of these funds. The rights and privileges of the former shareholders of France Fund, Germany Fund and United Kingdom Fund will be effectively unchanged by the Reorganizations.

 The Board of Trustees believes that the Reorganization of each fund would benefit France Fund, Germany Fund and United Kingdom Fund shareholders and recommends that shareholders vote in favor of each Reorganization.

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month. In addition to the management fee, each fund pays expenses for other services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

France Fund, Germany Fund and United Kingdom Fund's management fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each funds' average net assets. The group fee rate is based on the average net assets of all mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase. For October 1999, the group fee rate was 0.2805% for each fund. The individual fund fee rate is 0.45% for each fund. For the 12 months ended October 31, 1999, France Fund's, Germany Fund's and United Kingdom Fund's total management fee rates were 0.74%, 0.74% and 0.73%, respectively. France Fund's, Germany Fund's and United Kingdom Fund's total operating expense ratio (management fee and other expenses) were 2.86%, 1.90% and 3.56%, respectively. FMR has voluntarily agreed to limit the total operating expenses of France Fund, Germany Fund and United Kingdom Fund to 2.00% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).

 Europe Fund's management fee, by contrast, is determined by calculating a basic fee and then applying a performance adjustment. The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The performance adjustment either increases or decreases the management fee, depending on how well Europe Fund has performed relative to the Morgan Stanley Capital International Europe Index. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the Europe Fund's average net assets over the performance period. The performance adjustment rate is calculated monthly by comparing Europe Fund's performance over the most recent 36-month period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. For the 12 months ended October 31, 1999, Europe Fund's total management fee rate and total operating expense ratio were 0.60% and 0.96%, respectively.

 If shareholders approve the Reorganizations, the combined fund will retain Europe Fund's expense structure, requiring payment of a management fee and other operating expenses. If any of the proposed Reorganizations are not approved, the fund not approving the Reorganization will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.

 The following tables show the current fees and expenses of France Fund, Germany Fund, United Kingdom Fund and Europe Fund for the 12 months ended October 31,1999, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same period after giving effect to all three Reorganizations.

ANNUAL FUND OPERATING EXPENSES

 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into a fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. The annual fund operating expenses provided below for France Fund, Germany Fund, United Kingdom Fund and Europe Fund do not reflect the effect of any reduction of certain expenses during the period. Attachment 2 provides expense information for the combined fund if one or more of the Reorganizations are not approved.

                               FRANCE FUND   GERMANY FUND  UNITED  KINGDOM FUND   EUROPE FUND  COMBINED FUND PRO FORMA

Maximum sales charge (load)   3.00%         3.00%          3.00%                 none          none
on  purchases (as a % of
offering price)A

Sales charge (load) on        none          none           none                  none          none
reinvested  distributions

Deferred sales charge (load)  none          none           none                  none          none
on reinvested redemptions

Redemption fee (as a % of     1.50%*        1.50%*         1.50%*                1.00%**       1.00%**
amount  redeemed)


A Lower sales charges may be available for accounts over $250,000

* Redemption fee on shares held for less than 90 days (as a % of amount redeemed)

**Redemption fee on shares held for less than 30 days (as a % of amount redeemed)

IF ALL THREE REORGANIZATIONS ARE APPROVED:

                              FRANCE FUND   GERMANY FUND  UNITED  KINGDOM FUND   EUROPE FUND  COMBINED FUND PRO FORMA

Management Fees              0.74%         0.74%          0.73%                 0.60%         0.60%

Distribution and Service     None          None           None                  None          None
(12b-1) fee

Other expenses               2.12%         1.16%          2.83%                 0.36%         0.36%

Total annual fund operating  2.86%A        1.90%A         3.56%A                0.96%         0.96%
expensesB


A FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 2.00%. These arrangements can be discontinued by FMR at any time.

B The total operating expenses provided for each fund do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. Including these reductions, the total fund operating expenses, after reimbursement, would have been 1.98% for France Fund, 1.79% for Germany Fund, 1.98% for United Kingdom Fund, 0.89% for Europe Fund and 0.89% for the Combined Fund.

EXAMPLES OF EFFECT OF FUND EXPENSES

 The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. Attachment 2 provides examples of the effect of fund expenses for the combined fund if one or more of the Reorganizations are not approved.

IF ALL THREE REORGANIZATIONS ARE APPROVED:

                       AFTER 1 YEAR  AFTER 3 YEARS  AFTER 5 YEARS  AFTER 10 YEARS

France Fund            $580          $1,159         $1,763         $3,390

Germany Fund           $487          $  879         $1,296         $2,455

United Kingdom Fund    $648          $1,359         $2,090         $4,012

Europe Fund            $  98         $  306         $  531         $1,178

Combined Fund          $  98         $  306         $  531         $1,178


 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

COMBINED CAPITALIZATION

 The following table shows the capitalization of France Fund, Germany Fund, United Kingdom Fund and Europe Fund as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganizations.

                         NET ASSETS       NAV PER SHARE  SHARES OUTSTANDING

France Fund              $    11,725,518  $17.95           653,378

Germany Fund             $    22,959,137  $14.98         1,532,381

United Kingdom Fund      $     6,429,508  $14.64            439,189

Europe Fund              $1,317,402,134   $34.09         38,641,105

Combined Fund            $1,358,516,297   $34.09         39,847,153

FORMS OF ORGANIZATION

 France Fund, Germany Fund and United Kingdom Fund are non-diversified funds of the trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. Europe Fund is a diversified fund of the trust. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because all of the funds are series of the same Massachusetts business trust, organized under the same Declaration of Trust, the rights of the shareholders of France Fund, Germany Fund and United Kingdom Fund under state law and the governing documents are expected to remain unchanged after the Reorganizations. For more information regarding shareholder rights, refer to the section of the funds' Statements of Additional Information called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

FRANCE FUND

 FMR normally invests at least 65% of France Fund's total assets in securities of French issuers. FMR normally invests France Fund's assets primarily in common stocks. Because the fund is considered non-diversified, FMR may invest a significant percentage of France Fund's assets in a single issuer. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. FMR may lend France Fund's securities to broker-dealers or other institutions to earn income for the fund. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, France Fund may not achieve its objective.

GERMANY FUND

 FMR normally invests at least 65% of Germany Fund's total assets in securities of German issuers. FMR normally invests Germany Fund's assets primarily in common stocks. Because the fund is considered non-diversified, FMR may invest a significant percentage of Germany Fund's assets in a single issuer. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. FMR may lend Germany Fund's securities to broker-dealers or other institutions to earn income for the fund. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, Germany Fund may not achieve its objective.

UNITED KINGDOM FUND

 FMR normally invests at least 65% of United Kingdom Fund's total assets in securities of British issuers. FMR normally invests United Kingdom Fund's assets primarily in common stocks. Because the fund is considered non-diversified, FMR may invest a significant percentage of United Kingdom Fund's assets in a single issuer. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. FMR may lend United Kingdom Fund's securities to broker-dealers or other institutions to earn income for the fund. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, United Kingdom Fund may not achieve its objective.

EUROPE FUND

 FMR normally invests at least 65% of Europe Fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks and diversifies its investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole. In buying and selling securities for Europe Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. FMR may lend Europe Fund's securities to broker-dealers or other institutions to earn income for the fund. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, Europe Fund may not achieve its objective.

 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund, as that term is defined in the 1940 Act. There can be no assurance that the funds will achieve their objectives. With the exception of fundamental policies, investment policies can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares France Fund, Germany Fund and United Kingdom Fund's annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

  ANNUAL TOTAL RETURNS (periods
  ended December 31)

                        1996    1997    1998    1999    2000**

France Fund*            25.44%  14.46%  28.92%  36.34%  4.53%

Germany Fund*           18.45%  20.33%  23.31%  16.55%  15.62%

United Kingdom Fund*    28.61%  16.78%  10.32%  14.74%  -7.25%

Europe Fund             25.63%  22.89%  20.77%  18.69%  5.18%

* Returns do not include the effect of the fund's 3.00% maximum front-end sales charge.

** Returns are from January 1, 2000 through February 29, 2000.

 If FMR had not reimbursed certain expenses, France Fund's, Germany Fund's and United Kingdom Fund's returns would have been lower.

 The following table compares France Fund's, Germany Fund's and United Kingdom Fund's individual cumulative returns to those of Europe Fund for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

   CUMULATIVE TOTAL RETURN
  (periods ended December 31,
  1999)

                        1 YEAR    3 YEARS

France Fund*            36.34%    101.20%

Germany Fund*           16.55%    72.93%

United Kingdom Fund*    14.74%    47.83%

Europe Fund             18.69%    76.15%

* Returns do not include the effect of the fund's 3.00% maximum front-end sales charge.

 If FMR had not reimbursed certain expenses, France Fund's, Germany Fund's and United Kingdom Fund's returns would have been lower.

 The tables above show the funds have experienced similar performance. While Europe Fund has had slightly higher returns than Germany Fund and United Kingdom Fund, Europe Fund has slightly underperformed
France Fund during certain periods.

 The following graphs show the value of a hypothetical $10,000 investment in France Fund, Germany Fund and United Kingdom Fund relative to Europe Fund made on November 1, 1995 assuming any applicable sales charges were paid and all distributions were reinvested. The graph compares the cumulative returns of the funds on a monthly basis from November 1, 1995 to October 31, 1999, and illustrates the relative volatility of their performance over shorter periods of time.


EUROPE FUND
11/1/95               9700
11/30/95              9667
12/29/95              9835
1/31/96               9865
2/29/96              10228
3/29/96              10478
4/30/96              10637
5/31/96              10943
6/28/96              11059
7/31/96              10848
8/30/96              11215
9/30/96              11404
10/31/96             11689
11/29/96             12137
12/31/96             12356
1/31/97              12305
2/28/97              12569
3/31/97              12806
4/30/97              12760
5/30/97              13354
6/30/97              14004
7/31/97              14445
8/29/97              13772
9/30/97              15049
10/31/97             14417
11/28/97             14701
12/31/97             15184
1/30/98              15767
2/27/98              16847
3/31/98              18064
4/30/98              18511
5/29/98              18678
6/30/98              18871
7/31/98              19393
8/31/98              15863
9/30/98              15595
10/30/98             16644
11/30/98             17598
12/31/98             18338
1/29/99              18590
2/26/99              17861
3/31/99              17883
4/30/99              17993
5/28/99              17122
6/30/99              17784
7/30/99              17790
8/31/99              17888
9/30/99              17883
10/29/99             18672
FRANCE FUND
11/1/95               9700
11/30/95              9516
12/29/95              9953
1/31/96              10381
2/29/96              10800
3/29/96              11151
4/30/96              11404
5/31/96              11647
6/28/96              11803
7/31/96              11560
8/30/96              11394
9/30/96              11618
10/31/96             11920
11/29/96             12300
12/31/96             12485
1/31/97              13046
2/28/97              13181
3/31/97              13586
4/30/97              13077
5/30/97              12890
6/30/97              13856
7/31/97              14126
8/29/97              13388
9/30/97              14707
10/31/97             13783
11/28/97             13814
12/31/97             14290
1/30/98              14666
2/27/98              15725
3/31/98              17410
4/30/98              18059
5/29/98              19357
6/30/98              19528
7/31/98              19619
8/31/98              16488
9/30/98              15486
10/30/98             16795
11/30/98             17706
12/31/98             18423
1/29/99              19232
2/26/99              17968
3/31/99              17866
4/30/99              18219
5/28/99              17763
6/30/99              18663
7/30/99              18640
8/31/99              19084
9/30/99              19562
10/29/99             20439
GERMANY FUND
11/1/95               9700
11/30/95              9622
12/29/95              9836
1/31/96              10321
2/29/96              10369
3/29/96              10495
4/30/96              10195
5/31/96              10573
6/28/96              10651
7/31/96              10525
8/30/96              10660
9/30/96              10748
10/31/96             11000
11/29/96             11524
12/31/96             11651
1/31/97              11570
2/28/97              12001
3/31/97              12631
4/30/97              12341
5/30/97              12952
6/30/97              13352
7/31/97              14473
8/29/97              13222
9/30/97              14243
10/31/97             13252
11/28/97             13642
12/31/97             14019
1/30/98              14635
2/27/98              15350
3/31/98              16560
4/30/98              17705
5/29/98              18750
6/30/98              19256
7/31/98              19960
8/31/98              15944
9/30/98              15669
10/30/98             16274
11/30/98             17133
12/31/98             17287
1/29/99              17342
2/26/99              16032
3/31/99              15262
4/30/99              16021
5/28/99              15119
6/30/99              15900
7/30/99              15900
8/31/99              15955
9/30/99              15889
10/29/99             16483
UNITED KINGDOM FUND
11/1/95               9700
11/30/95              9574
12/29/95              9778
1/31/96               9729
2/29/96               9963
3/29/96              10100
4/30/96              10411
5/31/96              10723
6/28/96              10596
7/31/96              10431
8/30/96              10927
9/30/96              11005
10/31/96             11580
11/29/96             12184
12/31/96             12576
1/31/97              12205
2/28/97              12556
3/31/97              12566
4/30/97              12666
5/30/97              13016
6/30/97              13217
7/31/97              13527
8/29/97              13367
9/30/97              14408
10/31/97             14228
11/28/97             14348
12/31/97             14686
1/30/98              15116
2/27/98              16103
3/31/98              17037
4/30/98              17048
5/29/98              16919
6/30/98              16790
7/31/98              16146
8/31/98              13903
9/30/98              14429
10/30/98             14987
11/30/98             15685
12/31/98             16202
1/29/99              16109
2/26/99              16512
3/31/99              17088
4/30/99              17779
5/28/99              16904
6/30/99              16835
7/30/99              17111
8/31/99              17088
9/30/99              16720
10/29/99             16858

COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. France Fund, Germany Fund and United Kingdom Fund are non-diversified funds and Europe Fund is a diversified fund. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer can cause greater fluctuations (both positive and negative) in share value than would occur in a diversified fund. Generally, France Fund, Germany Fund and United Kingdom Fund do not invest more than 25% of their total assets in any one issuer and, with respect to 50% of total assets, do not invest more than 5% of their total assets in any one issuer. As a matter of fundamental policy, Europe Fund, with respect to 75% of its total assets, may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of any one issuer and may not hold more than 10% of the outstanding voting securities of a single issuer.

 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets.

 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 15% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments, and in connection therewith, assuming any associated unfunded commitments of the seller. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes.

 For more information about the risks and restrictions associated with these policies, see the funds' Prospectuses, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

OPERATIONS OF EUROPE FUND FOLLOWING THE REORGANIZATIONS

 FMR does not expect Europe Fund to revise its investment policies as a result of the Reorganizations. In addition, FMR does not anticipate significant changes to Europe Fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Europe Fund in their current capacities. Thierry Serero is the current Portfolio Manager of Europe Fund.

 All of the current investments of France Fund, Germany Fund and United Kingdom Fund are permissible investments for Europe Fund. Nevertheless, if shareholders approve each of the Reorganizations, or if only some are approved, FMR may sell certain securities held by the funds and purchase other securities. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Dates will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Dates will be borne by Europe Fund.

PURCHASES AND REDEMPTIONS

 The price to buy one share of France Fund, Germany Fund and United Kingdom Fund is the fund's net asset value per share (NAV), plus a sales charge of 3.00%. The price to buy one share of Europe Fund is the fund's NAV. Europe Fund's shares are sold without a sales charge. Shares for each fund are purchased at the next NAV calculated after an investment is received and accepted, minus any applicable sales charges. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Refer to each fund's Prospectus for more information regarding how to buy shares.

 The price to sell one share of each fund is the fund's NAV, minus the fund's redemption fee, as applicable. Shares will be sold at the next NAV calculated after an order is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 P.M. Eastern.

 On April 19, 2000, France Fund, Germany Fund and United Kingdom Fund closed to all new investments (except dividend reinvestments), pending the Reorganizations. Shareholders of France Fund, Germany Fund and United Kingdom Fund may redeem shares through the Closing Date of that fund's Reorganization. If the Reorganizations are approved, the purchase and redemption policies of the combined fund will remain unchanged.

EXCHANGES

 The exchange privilege currently offered by the funds is the same and is not expected to change after the Reorganizations. Shareholders of the funds may exchange their shares of a fund for shares of other Fidelity funds available in a shareholder's state. Exchanges out of France Fund, Germany Fund and United Kingdom Fund are currently subject to a 1.50% redemption fee on shares held less than 90 days, as described above in the "Expense Structures" section. Europe Fund currently imposes a 1.00% redemption fee on shares held less than 30 days, as described above in the "Expense Structures" section.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends and capital gain distributions in December. On or before the Closing Dates, France Fund, Germany Fund and United Kingdom Fund may declare additional dividends or other distributions in order to distribute substantially all of their investment company taxable income and net realized capital gain.

 Each of France Fund, Germany Fund and United Kingdom Fund will be required to recognize gain or loss on Section 1256 contracts held by the individual fund on the last day of its taxable year which is October 31, 1999. If the Reorganizations are approved, gains or losses of Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganizations will constitute tax-free reorganizations within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganizations. Please see the section entitled "Federal Income Tax Considerations" for more information.

 As of October 31, 1999, France Fund, Germany Fund, United Kingdom Fund and Europe Fund have capital loss carryforwards for federal income tax purposes of approximately $690,000, $5,231,411, $2,000, and $0, respectively. Under current federal tax law, Europe Fund may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by France Fund, Germany Fund and United Kingdom Fund at the time of the Reorganizations ("capital loss carryforwards"). There is no assurance that Europe Fund will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to France Fund, Germany Fund and United Kingdom Fund will expire October 31, 2006.

COMPARISON OF PRINCIPAL RISK FACTORS

 Each fund is subject to the risks normally associated with equity funds. The funds have similar policies and permissible investments. However, France Fund, Germany Fund and United Kingdom Fund are non-diversified and may invest a greater percentage of their investments in their respective countries. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.

 Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU) and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits and debt levels. Unemployment in Europe is historically high. Many Eastern European countries continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. The tight fiscal and monetary controls necessary to join the EMU can significantly affect every country in Europe.

 Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources. In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE PROPOSED TRANSACTIONS

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FRANCE FUND AND EUROPE FUND.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Europe Fund acquiring as of the Closing Date all of the assets of France Fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of France Fund's liabilities; and (b) the distribution of shares of Europe Fund to the shareholders of France Fund as provided for in the Agreement.

 The assets of France Fund to be acquired by Europe Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by France Fund, and any deferred or prepaid expenses shown as an asset on the books of France Fund on the Closing Date. Europe Fund will assume from France Fund all liabilities, debts, obligations, and duties of France Fund of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that France Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Europe Fund also will deliver to France Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of France Fund less the liabilities of France Fund as of the Closing Date. France Fund shall then distribute the Europe Fund shares PRO RATA to its shareholders.

 The value of France Fund's assets to be acquired by Europe Fund and the amount of its liabilities to be assumed by Europe Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in France Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Europe Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, France Fund will distribute to its shareholders of record the shares of Europe Fund it received, so that each France Fund shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate net asset value of shares of France Fund held by such shareholder on the Closing Date. France Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Europe Fund in the names of the France Fund shareholders and by transferring thereto shares of Europe Fund. Each France Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Europe Fund due that shareholder. Europe Fund shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former France Fund shareholder will own shares of Europe Fund equal to the aggregate net asset value of that shareholder's shares of France Fund immediately prior to the Reorganization. The net asset value per share of Europe Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Europe Fund in a name other than that of the registered holder of the shares on the books of France Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of France Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which France Fund is liquidated.

 Pursuant to its management contract with FMR, France Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's voluntary expense cap. Expenses exceeding France Fund's voluntary expense cap will be paid by FMR. In addition, there may be some transaction costs associated with portfolio adjustments to France Fund and Europe Fund due to the Reorganization prior to the Closing Date which will be borne by France Fund and Europe Fund, respectively. Any transaction costs associated with portfolio adjustments to France Fund and Europe Fund due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Europe Fund which occur after the Closing Date will be borne by Europe Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Federal Income Tax Considerations."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Board of Trustees (the Board) of France Fund and Europe Fund have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Board considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2)  the historical performance of the funds;

 (3)  the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5)  the tax consequences of the Reorganization;

 (6)  the relative size of the funds;

 (7)  the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Board at a meeting of the Board on January 20, 2000. In recommending the Reorganization, FMR also advised the Board that the funds have comparable investment objectives, investment policies, permissible investments, and service features. In particular, FMR informed the Board that the funds differed primarily with respect to their expense structures and investment policies.

 The funds will receive an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes for France Fund or Europe Fund.

 Finally, the Board considered the proposed Reorganization in the context of a general goal of eliminating small funds managed by FMR. While the elimination of small funds potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 The trust is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Europe Fund is one of 20 funds of the trust. Each share of Europe Fund represents an equal proportionate interest with each other share of the fund, and each such share of Europe Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Europe Fund is entitled to one vote for each dollar value of net asset value of Europe Fund that a shareholder owns. Shares of Europe Fund have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the prividege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of France Fund's assets for Europe Fund's shares and the assumption of the liabilities of France Fund by Europe Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to France Fund and Europe Fund, substantially to the effect that:

 (i) The acquisition by Europe Fund of all of the assets of France Fund solely in exchange for Europe Fund shares and the assumption by Europe Fund of France Fund's liabilities, followed by the distribution by France Fund of Europe Fund shares to the shareholders of France Fund pursuant to the liquidation of France Fund and constructively in exchange for their France Fund shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and France Fund and Europe Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by France Fund upon the transfer of all of its assets to Europe Fund in exchange solely for Europe Fund shares and Europe Fund's assumption of France Fund's liabilities, followed by France Fund's subsequent distribution of those shares to shareholders in liquidation of France Fund;

 (iii) No gain or loss will be recognized by Europe Fund upon the receipt of the assets of France Fund in exchange solely for Europe Fund shares and its assumption of France Fund's liabilities;

 (iv) The shareholders of France Fund will recognize no gain or loss upon the exchange of their France Fund shares solely for Europe Fund shares;

 (v) The basis of France Fund's assets in the hands of Europe Fund will be the same as the basis of those assets in the hands of France Fund immediately prior to the Reorganization, and the holding period of those assets in the hands of Europe Fund will include the holding period of those assets in the hands of France Fund;

 (vi) The basis of France Fund shareholders in Europe Fund shares will be the same as their basis in France Fund shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Europe Fund shares to be received by the France Fund shareholders will include the period during which the France Fund shares to be surrendered in exchange therefor were held, provided such France Fund shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of France Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of France Fund and Europe Fund as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                             NET ASSETS       NAV PER SHARE  SHARES OUTSTANDING

France Fund                  $    11,725,518  $17.95             653,378

Europe Fund                  $1,317,402,134   $34.09         38,641,105

Pro Forma Combined Fund      $1,329,127,652   $34.09         38,985,063


CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on January 20, 2000. The Board of Trustees of the trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of France Fund and Europe Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, France Fund will continue to engage in business as a fund of a registered investment company and the Board of the trust will consider other proposals for the reorganization or liquidation of the fund.

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN GERMANY FUND AND EUROPE FUND.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.

 The Agreement contemplates (a) Europe Fund acquiring as of the Closing Date all of the assets of Germany Fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of Germany Fund's liabilities; and (b) the distribution of shares of Europe Fund to the shareholders of Germany Fund as provided for in the Agreement.

 The assets of Germany Fund to be acquired by Europe Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Germany Fund, and any deferred or prepaid expenses shown as an asset on the books of Germany Fund on the Closing Date. Europe Fund will assume from Germany Fund all liabilities, debts, obligations, and duties of Germany Fund of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Germany Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Europe Fund also will deliver to Germany Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of Germany Fund less the liabilities of Germany Fund as of the Closing Date. Germany Fund shall then distribute the Europe Fund shares PRO RATA to its shareholders.

 The value of Germany Fund's assets to be acquired by Europe Fund and the amount of its liabilities to be assumed by Europe Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Germany Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Europe Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Germany Fund will distribute to its shareholders of record the shares of Europe Fund it received, so that each Germany Fund shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate net asset value of shares of Germany Fund held by such shareholder on the Closing Date. Germany Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Europe Fund in the names of the Germany Fund shareholders and by transferring thereto shares of Europe Fund. Each Germany Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Europe Fund due that shareholder. Europe Fund shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former
Germany Fund shareholder will own shares of Europe Fund equal to the aggregate net asset value of that shareholder's shares of Germany Fund immediately prior to the Reorganization. The net asset value per share of Europe Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Europe Fund in a name other than that of the registered holder of the shares on the books of Germany Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Germany Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Germany Fund is liquidated.

 Pursuant to its management contract with FMR, Germany Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's voluntary expense cap. Expenses exceeding Germany Fund's voluntary expense cap will be paid by FMR. In addition, there may be some transaction costs associated with portfolio adjustments to Germany Fund and Europe Fund due to the Reorganization prior to the Closing Date which will be borne by Germany Fund and Europe Fund, respectively. Any transaction costs associated with portfolio adjustments to Germany Fund and Europe Fund due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Europe Fund which occur after the Closing Date will be borne by Europe Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Federal Income Tax Considerations."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Board of Trustees (the Board) of Germany Fund and Europe Fund have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Board considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2)  the historical performance of the funds;

 (3)  the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5)  the tax consequences of the Reorganization;

 (6)  the relative size of the funds;

 (7)  the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Board at a meeting of the Board on January 20, 2000. In recommending the Reorganization, FMR also advised the Board that the funds have comparable investment objectives, investment policies, permissible investments, and service features. In particular, FMR informed the Board that the funds differed primarily with respect to their expense structures and investment policies.

 The funds will receive an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes for Germany Fund or Europe Fund.

 Finally, the Board considered the proposed Reorganization in the context of a general goal of eliminating small funds managed by FMR. While the elimination of small funds potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 The trust is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Europe Fund is one of 20 funds of the trust. Each share of Europe Fund represents an equal proportionate interest with each other share of the fund, and each such share of Europe Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Europe Fund is entitled to one vote for each dollar value of net asset value of Europe Fund that a shareholder owns. Shares of Europe Fund have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the prividege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Germany Fund's assets for Europe Fund's shares and the assumption of the liabilities of Germany Fund by Europe Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Germany Fund and Europe Fund, substantially to the effect that:

 (i) The acquisition by Europe Fund of all of the assets of Germany Fund solely in exchange for Europe Fund shares and the assumption by Europe Fund of Germany Fund's liabilities, followed by the distribution by Germany Fund of Europe Fund shares to the shareholders of Germany Fund pursuant to the liquidation of Germany Fund and constructively in exchange for their Germany Fund shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Germany Fund and Europe Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Germany Fund upon the transfer of all of its assets to Europe Fund in exchange solely for Europe Fund shares and Europe Fund's assumption of Germany Fund's liabilities, followed by Germany Fund's subsequent distribution of those shares to shareholders in liquidation of Germany Fund;

 (iii) No gain or loss will be recognized by Europe Fund upon the receipt of the assets of Germany Fund in exchange solely for Europe Fund shares and its assumption of Germany Fund's liabilities;

 (iv) The shareholders of Germany Fund will recognize no gain or loss upon the exchange of their Germany Fund shares solely for Europe Fund shares;

 (v) The basis of Germany Fund's assets in the hands of Europe Fund will be the same as the basis of those assets in the hands of Germany Fund immediately prior to the Reorganization, and the holding period of those assets in the hands of Europe Fund will include the holding period of those assets in the hands of Germany Fund;

 (vi) The basis of Germany Fund shareholders in Europe Fund shares will be the same as their basis in Germany Fund shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Europe Fund shares to be received by the Germany Fund shareholders will include the period during which the Germany Fund shares to be surrendered in exchange therefor were held, provided such Germany Fund shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Germany Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of the Germany Fund and Europe Fund as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                             NET ASSETS       NAV PER SHARE  SHARES OUTSTANDING

Germany Fund                 $    22,959,137  $14.98           1,532,381

Europe Fund                  $1,317,402,134   $34.09         38,641,105

Pro Forma Combined Fund      $1,340,361,271   $34.09         39,314,591


CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on January 20, 2000. The Board of Trustees of the trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Germany Fund and Europe Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Germany Fund will continue to engage in business as a fund of a registered investment company and the Board of the trust will consider other proposals for the reorganization or liquidation of the fund.

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN UNITED
KINGDOM FUND AND EUROPE FUND.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 3 to this Proxy Statement.

 The Agreement contemplates (a) Europe Fund acquiring as of the Closing Date all of the assets of United Kingdom Fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of United Kingdom Fund's liabilities; and (b) the distribution of shares of Europe Fund to the shareholders of United Kingdom Fund as provided for in the Agreement.

 The assets of United Kingdom Fund to be acquired by Europe Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by United Kingdom Fund, and any deferred or prepaid expenses shown as an asset on the books of United Kingdom Fund on the Closing Date. Europe Fund will assume from United Kingdom Fund all liabilities, debts, obligations, and duties of United Kingdom Fund of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that United Kingdom Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Europe Fund also will deliver to United Kingdom Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of United Kingdom Fund less the liabilities of United Kingdom Fund as of the Closing Date. United Kingdom Fund shall then distribute the Europe Fund shares PRO RATA to its shareholders.

 The value of United Kingdom Fund's assets to be acquired by Europe Fund and the amount of its liabilities to be assumed by Europe Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in United Kingdom Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Europe Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, United Kingdom Fund will distribute to its shareholders of record the shares of Europe Fund it received, so that each United Kingdom Fund shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate net asset value of shares of United Kingdom Fund held by such shareholder on the Closing Date. United Kingdom Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Europe Fund in the names of the United Kingdom Fund shareholders and by transferring thereto shares of Europe Fund. Each United Kingdom Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Europe Fund due that shareholder. Europe Fund shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former United Kingdom Fund shareholder will own shares of Europe Fund equal to the aggregate net asset value of that shareholder's shares of United Kingdom Fund immediately prior to the Reorganization. The net asset value per share of Europe Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Europe Fund in a name other than that of the registered holder of the shares on the books of United Kingdom Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of United Kingdom Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which United Kingdom Fund is liquidated.

 Pursuant to its management contract with FMR, United Kingdom Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's voluntary expense cap. Expenses exceeding United Kingdom Fund's voluntary expense cap will be paid by FMR. In addition, there may be some transaction costs associated with portfolio adjustments to United Kingdom Fund and Europe Fund due to the Reorganization prior to the Closing Date which will be borne by United Kingdom Fund and Europe Fund, respectively. Any transaction costs associated with portfolio adjustments to United Kingdom Fund and Europe Fund due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Europe Fund which occur after the Closing Date will be borne by Europe Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Federal Income Tax Considerations."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Board of Trustees (the Board) of United Kingdom Fund and Europe Fund have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Board considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2)  the historical performance of the funds;

 (3)  the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5)  the tax consequences of the Reorganization;

 (6)  the relative size of the funds;

 (7)  the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Board at a meeting of the Board on January 20, 2000. In recommending the Reorganization, FMR also advised the Board that the funds have comparable investment objectives, investment policies, permissible investments, and service features. In particular, FMR informed the Board that the funds differed primarily with respect to their expense structures and investment policies.

 The funds will receive an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes for United Kingdom Fund or Europe Fund.

 Furthermore, on January 20, 2000, the Board considered FMR's representation to the Board that if the Reorganization is approved,

 Finally, the Board considered the proposed Reorganization in the context of a general goal of eliminating small funds managed by FMR. While the elimination of small funds potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

The trust is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Europe Fund is one of 20 funds of the trust. Each share of Europe Fund represents an equal proportionate interest with each other share of the fund, and each such share of Europe Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Europe Fund is entitled to one vote for each dollar value of net asset value of Europe Fund that shareholder owns. Shares of Europe Fund have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the prividege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of United Kingdom Fund's assets for Europe Fund's shares and the assumption of the liabilities of United Kingdom Fund by Europe Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to United Kingdom Fund and Europe Fund, substantially to the effect that:

 (i) The acquisition by Europe Fund of all of the assets of United Kingdom Fund solely in exchange for Europe Fund shares and the assumption by Europe Fund of United Kingdom Fund's liabilities, followed by the distribution by United Kingdom Fund of Europe Fund shares to the shareholders of United Kingdom Fund pursuant to the liquidation of United Kingdom Fund and constructively in exchange for their United Kingdom Fund shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and United Kingdom Fund and Europe Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by United Kingdom Fund upon the transfer of all of its assets to Europe Fund in exchange solely for Europe Fund shares and Europe Fund's assumption of United Kingdom Fund's liabilities, followed by United Kingdom Fund's subsequent distribution of those shares to shareholders in liquidation of United Kingdom Fund;

 (iii) No gain or loss will be recognized by Europe Fund upon the receipt of the assets of United Kingdom Fund in exchange solely for Europe Fund shares and its assumption of United Kingdom Fund's liabilities;

 (iv) The shareholders of United Kingdom Fund will recognize no gain or loss upon the exchange of their United Kingdom Fund shares solely for Europe Fund shares;

 (v) The basis of United Kingdom Fund's assets in the hands of Europe Fund will be the same as the basis of those assets in the hands of United Kingdom Fund immediately prior to the Reorganization, and the holding period of those assets in the hands of Europe Fund will include the holding period of those assets in the hands of United Kingdom Fund;

 (vi) The basis of United Kingdom Fund shareholders in Europe Fund shares will be the same as their basis in United Kingdom Fund shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Europe Fund shares to be received by the United Kingdom Fund shareholders will include the period during which the United Kingdom Fund shares to be surrendered in exchange therefor were held, provided such United Kingdom Fund shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of United Kingdom Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of the United Kingdom Fund and Europe Fund as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                             NET ASSETS       NAV PER SHARE  SHARES OUTSTANDING

United Kingdom Fund          $     6,429,508  $14.64            439,189

Europe Fund                  $1,317,402,134   $34.09         38,641,105

Pro Forma Combined Fund      $1,323,831,642   $34.09         38,829,709


CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on January 20, 2000. The Board of Trustees of the trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of United Kingdom Fund and Europe Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, United Kingdom Fund will continue to engage in business as a fund of a registered investment company and the Board of the trust will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT EUROPE FUND

 Europe Fund's Prospectus dated December 29, 1999 and supplement dated [March 1, 2000], is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The Prospectus also contains Europe Fund financial highlights for each of the five fiscal years ended October 31, as shown below:

EUROPE FUND

Years ended October 31,          1999         1998         1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 32.82      $ 31.05      $ 27.12    $ 23.51    $ 21.18
period

Income from Investment
Operations

 Net investment income            .25 C        .39 C        .44 C      .30 C      .27

 Net realized and unrealized      3.54         4.10         5.44       4.23       2.37
gain (loss)

 Total from investment            3.79         4.49         5.88       4.53       2.64
operations

Less Distributions

 From net investment income       (.28)        (.39)        (.24)      (.12)      (.20)

 From net realized gain           (2.25)       (2.35)       (1.73)     (.81)      (.11)

 Total distributions              (2.53)       (2.74)       (1.97)     (.93)      (.31)

Redemption fees added to paid     .01          .02          .02        .01        -
in capital

Net asset value, end of period   $ 34.09      $ 32.82      $ 31.05    $ 27.12    $ 23.51

TOTAL RETURN A, B                 12.18%       15.45%       23.35%     20.14%     12.76%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,317,402  $ 1,586,358  $ 916,108  $ 691,762  $ 492,867
(000 omitted)

Ratio of expenses to average      .96%         1.10%        1.19%      1.27%      1.18% D
net assets

Ratio of expenses to average      .89% E       1.09% E      1.18% E    1.27%      1.18%
net assets after expense
reductions

Ratio of net investment           .76%         1.15%        1.53%      1.20%      1.12%
income to average net assets

Portfolio turnover rate           106%         114%         57%        45%        38%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Europe Fund shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

 EXPERTS. The audited financial statements of France Fund, Germany Fund, United Kingdom Fund and Europe Fund incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended October 31, 1999. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. The trust is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Investment Trust, in care of Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.


ATTACHMENT 1

 EXCERPTS FROM THE ANNUAL REPORT OF FIDELITY EUROPE FUND DATED OCTOBER
31, 1999.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EUROPE                  12.18%       16.69%        12.81%

FIDELITY EUROPE   (INCL.         8.82%        15.99%        12.47%
3.00% SALES CHARGE)

MSCI Europe                      12.79%       18.51%        14.50%

European Region   Funds Average  10.72%       15.72%        10.65%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             Europe                      MS Europe (Net MA tax)
             00301                       MS002
  1989/10/31       9700.00                    10000.00
  1989/11/30      10267.55                    10555.22
  1989/12/31      10967.16                    11691.34
  1990/01/31      11104.17                    11660.01
  1990/02/28      10817.10                    11380.61
  1990/03/31      11143.31                    11541.18
  1990/04/30      10921.49                    11234.90
  1990/05/31      11593.48                    12149.26
  1990/06/30      12076.27                    12575.96
  1990/07/31      12806.98                    13105.55
  1990/08/31      11280.32                    11806.15
  1990/09/30      10164.68                    10415.73
  1990/10/31      10621.38                    11293.47
  1990/11/30      10608.33                    11406.96
  1990/12/31      10463.65                    11242.22
  1991/01/31      10670.66                    11620.50
  1991/02/28      11318.38                    12636.97
  1991/03/31      10710.72                    11788.90
  1991/04/30      10684.01                    11665.65
  1991/05/31      10730.76                    12009.76
  1991/06/30       9789.23                    11001.83
  1991/07/31      10283.36                    11763.27
  1991/08/31      10490.37                    11978.04
  1991/09/30      10870.98                    12338.01
  1991/10/31      10637.27                    12078.10
  1991/11/30      10316.75                    11793.78
  1991/12/31      10898.96                    12716.29
  1992/01/31      10947.28                    12712.63
  1992/02/29      11078.42                    12761.44
  1992/03/31      10698.79                    12314.83
  1992/04/30      11402.84                    12994.51
  1992/05/31      11961.94                    13733.98
  1992/06/30      11851.50                    13478.22
  1992/07/31      11423.54                    12996.68
  1992/08/31      11458.06                    12954.30
  1992/09/30      11278.59                    12740.05
  1992/10/31      10436.50                    11851.13
  1992/11/30      10429.59                    11845.34
  1992/12/31      10623.93                    12117.08
  1993/01/31      10567.64                    12137.44
  1993/02/28      10630.96                    12276.30
  1993/03/31      11327.50                    12907.83
  1993/04/30      11700.39                    13192.52
  1993/05/31      11841.11                    13334.45
  1993/06/30      11510.43                    13139.65
  1993/07/31      11517.46                    13184.75
  1993/08/31      12453.21                    14341.72
  1993/09/30      12439.14                    14297.17
  1993/10/31      12966.82                    14892.79
  1993/11/30      12713.53                    14571.31
  1993/12/31      13509.90                    15665.30
  1994/01/31      14484.98                    16463.06
  1994/02/28      14145.82                    15880.04
  1994/03/31      13750.13                    15430.58
  1994/04/30      14145.82                    16069.54
  1994/05/31      13601.75                    15386.46
  1994/06/30      13439.24                    15224.91
  1994/07/31      14053.97                    16022.84
  1994/08/31      14499.11                    16531.04
  1994/09/30      14301.27                    15875.53
  1994/10/31      14965.46                    16567.13
  1994/11/30      14407.26                    15932.53
  1994/12/31      14355.09                    16023.10
  1995/01/31      14046.45                    15897.66
  1995/02/28      14297.67                    16257.85
  1995/03/31      14642.19                    17012.30
  1995/04/30      15137.44                    17556.35
  1995/05/31      15438.90                    17915.81
  1995/06/30      15876.73                    18084.71
  1995/07/31      16587.30                    19027.36
  1995/08/31      16271.49                    18291.80
  1995/09/30      16989.25                    18844.37
  1995/10/31      16874.41                    18755.36
  1995/11/30      16766.74                    18888.72
  1995/12/31      17058.88                    19487.31
  1996/01/31      17111.21                    19614.70
  1996/02/29      17739.14                    19972.03
  1996/03/31      18172.71                    20210.85
  1996/04/30      18449.30                    20357.08
  1996/05/31      18980.06                    20514.39
  1996/06/30      19181.89                    20740.27
  1996/07/31      18815.60                    20480.48
  1996/08/31      19451.01                    21088.22
  1996/09/30      19779.93                    21531.95
  1996/10/31      20273.30                    22031.82
  1996/11/30      21050.75                    23148.27
  1996/12/31      21430.63                    23596.67
  1997/01/31      21342.04                    23666.75
  1997/02/28      21801.09                    23986.25
  1997/03/31      22211.83                    24768.20
  1997/04/30      22131.29                    24651.30
  1997/05/31      23162.15                    25710.57
  1997/06/30      24289.65                    27003.29
  1997/07/31      25054.75                    28273.53
  1997/08/31      23886.97                    26663.08
  1997/09/30      26101.71                    29253.92
  1997/10/31      25006.42                    27826.04
  1997/11/30      25497.69                    28260.40
  1997/12/31      26335.50                    29299.82
  1998/01/31      27347.05                    30526.31
  1998/02/28      29220.61                    32919.88
  1998/03/31      31331.68                    35271.68
  1998/04/30      32105.73                    35963.71
  1998/05/31      32396.00                    36699.89
  1998/06/30      32730.25                    37109.82
  1998/07/31      33636.25                    37850.91
  1998/08/31      27514.17                    33097.97
  1998/09/30      27047.98                    31782.99
  1998/10/31      28868.77                    34335.49
  1998/11/30      30522.44                    36170.37
  1998/12/31      31805.63                    37760.06
  1999/01/31      32242.62                    37524.82
  1999/02/28      30979.14                    36580.32
  1999/03/31      31017.14                    36987.82
  1999/04/30      31207.14                    38096.72
  1999/05/31      29696.65                    36273.79
  1999/06/30      30846.14                    36892.98
  1999/07/31      30855.64                    37242.73
  1999/08/31      31026.64                    37628.57
  1999/09/30      31017.14                    37345.98
  1999/10/29      32385.12                    38727.79
IMATRL PRASUN   SHR__CHT 19991031 19991109 144544 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $32,385 - a 223.85% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,728 - a 287.28% increase.

(photograph of Thierry Serero)

An interview with Thierry Serero, Portfolio Manager of Fidelity Europe
Fund


Q. HOW DID THE FUND PERFORM, THIERRY?

A. For the 12 months ending October 31, 1999, the fund returned
12.18%, while the Morgan Stanley Capital International Europe Index returned 12.79%. Meanwhile, the European region funds average, as tracked by Lipper Inc., returned 10.72%.

Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN STOCK MARKETS DURING THE PAST 12 MONTHS?

A. European stock markets rose during much of the period after interest-rate cuts in the U.S. and most other major countries helped restore investor confidence. The successful introduction of the European single currency - the euro - and strengthening economic growth in Europe provided a positive backdrop for equity investors. Increased merger and acquisition activity and upward revisions of corporate profit growth also helped the investment environment. Against this backdrop, the emergence of fears in the summer of 1999 that interest rates in Europe and the U.K. could rise had a relatively limited impact on stock markets.

Q. THE FUND OUTPERFORMED ITS PEER GROUP AVERAGE, BUT SLIGHTLY TRAILED ITS BENCHMARK RETURN. WHY?

A. During certain times within the 12-month period, the fund suffered from its heavy bias toward growth stocks and performed significantly worse than the index, particularly in the early spring of 1999 and again in July and August when many investors favored value stocks over growth. My investment style favors growth rather than value. This proved beneficial when interest rate-sensitive growth stocks reversed some of their earlier relative losses against the market, particularly in early summer and early autumn when the fund performed significantly better than the market.

Q. WHICH FUND HOLDINGS PERFORMED PARTICULARLY WELL?

A. Shares in manufacturers of mobile phone equipment, such as Nokia; operators of mobile phone networks, such as Vodafone AirTouch and Mannesmann; and operators of data networks, such as Equant, were strong contributors to performance. These companies benefited from the rapid expansion of mobile and data traffic. This is expected to continue for some time and should lead to increased growth in corporate profits. Another factor driving share prices was the ongoing merger and acquisition activity among telecommunications companies.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. The fund's two largest pharmaceutical holdings proved disappointing. Swiss company Novartis and U.K.-based Glaxo Wellcome suffered when these companies - the world's third- and fourth-largest pharmaceutical manufacturers, respectively - warned that 1999's profits would be lower than anticipated. Furthermore, they were affected, along with other pharmaceutical shares, by the preference investors had for cyclical stocks.

Q. DID YOU MAKE MAJOR CHANGES TO THE PORTFOLIO?

A. The main change I carried out this year was to increase those holdings where I had the strongest conviction. This resulted in a reduction of holdings in the fund and sharpened the focus on the most attractive companies within each sector. Overall, the emphasis continues to be on growth stocks, but the type of growth stocks held has changed. A year ago the majority of the holdings were restructuring stories, but now the fund contains many long-term growth stories that are not dependent on a strong economy to grow their business. Examples are Equant and Synthes-Stratec. A second group includes companies that have implemented their restructuring programs and are poised to benefit in terms of long-term growth in revenues and profits. Examples of this are Mannesmann or Preussag.

Q. WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKET?

A. Improving economic growth prospects have resulted in increased inflationary expectations as shown by the rise in bond yields earlier this year. While smaller and cyclical companies performed better than growth companies in this environment, I believe these conditions will not continue. In my opinion, the low-inflation environment, in place through much of the 1990s, will re-emerge as the dominant influence on the stock market over the longer term. Such an environment restricts the ability of companies to increase prices and, consequently, forces them to continue to improve profitability by controlling costs, increasing market share and becoming more competitive. The portfolio is positioned to benefit from companies' long-term growth in revenues and profits against a background of low inflation, and I believe that we have identified those companies that should perform relatively well in this environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH OCTOBER 31, 1999. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

ATTACHMENT 1

ATTACHMENT 2

ANNUAL FUND OPERATING EXPENSES FOR CERTAIN REORGANIZATIONS (AS OF
10/31/99)

IF JUST THE FRANCE FUND REORGANIZATION IS APPROVED:

                                   France Fund  Europe Fund    Pro Forma Expenses Combined
                                                              Fund

Management Fees                  0.74%          0.60%         0.60%

Distribution and Service         None           None          None
(12b-1) fee

Other Expenses                   2.12%          0.36%         0.36%

Total Fund  Operating ExpensesB  2.86%A         0.96%         0.96%


EXAMPLE:
               After 1 Year  After 3 Years  After 5 Years  After 10 Years

France Fund    $580          $1,159         $1,763         $3,390

Europe Fund    $ 98          $ 306          $  531         $1,178

Combined Fund  $ 98          $ 306          $  531         $1,178

IF JUST THE GERMANY FUND REORGANIZATION IS APPROVED:

                                  Germany Fund    Europe Fund   Pro Forma Expenses Combined
                                                               Fund

Management Fees                  0.74%           0.60%         0.60%

Distribution and Service         None            None          None
(12b-1) fee

Other Expenses                   1.16%           0.36%         0.36%

Total Fund  Operating ExpensesB  1.90%A          0.96%         0.96%



EXAMPLE:
               After 1 Year  After 3 Years  After 5 Years  After 10 Years

Germany Fund   $487          $879           $1,296         $2,455

Europe Fund    $ 98          $ 306          $  531         $1,178

Combined Fund  $ 98          $ 306          $  531         $1,178

IF JUST THE UNITED KINGDOM FUND REORGANIZATION IS APPROVED:

                                  United Kingdom Fund     Europe Fund    Pro Forma Expenses Combined
                                                                        Fund

Management Fees                  0.73%                  0.60%           0.60%

Distribution and Service         None                   None            None
(12b-1) fee

Other Expenses                   2.83%                  0.36%           0.36%

Total Fund  Operating ExpensesB  3.56%A                 0.96%           0.96%


A FMR HAS VOLUNTARILY AGREED TO REIMBURSE EACH FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES
LENDING COSTS, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 2.00%. THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.

B THE TOTAL OPERATING EXPENSES PROVIDED FOR EACH FUND DO NOT REFLECT THE EFFECT OF ANY EXPENSE REIMBURSEMENTS OR REDUCTION OF CERTAIN EXPENSES DURING THE PERIOD. INCLUDING THESE REDUCTIONS, THE TOTAL FUND OPERATING EXPENSES, AFTER REIMBURSEMENT WOULD HAVE BEEN 1.98% FOR FRANCE FUND, 1.79% FOR GERMANY FUND, 1.98% FOR UNITED KINGDOM FUND, 0.89% FOR EUROPE FUND, AND 0.89% FOR THE COMBINED FUND.



EXAMPLE:

                      After 1 Year  After 3 Years  After 5 Years  After 10 Years

United Kingdom Fund   $648          $1,359         $2,090         $4,012

Europe Fund           $ 98          $  306         $  531         $1,178

Combined Fund         $ 98          $  306         $  531         $1,178


IF JUST THE FRANCE FUND AND GERMANY FUND REORGANIZATIONS ARE APPROVED:

                                  France Fund     Germany Fund     Europe Fund   Pro Forma Expenses Combined
                                                                                 Fund

Management Fees                  0.74%         0.74%             0.60%           0.60%

Distribution and Service         None          None              None            None
(12b-1) fee

Other Expenses                   2.12%         1.16%             0.36%           0.36%

Total Fund  Operating ExpensesB  2.86%A        1.90%A            0.96%           0.96%


EXAMPLE:
               After 1 Year  After 3 Years  After 5 Years  After 10 Years

France Fund    $580          $1,159         $1,763         $3,390

Germany Fund   $487          $  879         $1,296         $2,455

Europe Fund    $ 98          $  306         $  531         $1,178

Combined Fund  $ 98          $  306         $  531         $1,178

IF JUST THE FRANCE FUND AND UNITED KINGDOM FUND REORGANIZATIONS ARE
APPROVED:

                                  France Fund  United Kingdom Fund   Europe Fund  Pro Forma Expenses Combined
                                                                                  Fund

Management Fees                  0.74%         0.73%                0.60%         0.60%

Distribution and Service         None          None                 None          None
(12b-1) fee

Other Expenses                   2.12%         2.83%                0.36%         0.36%

Total Fund  Operating ExpensesB  2.86%A        3.56%A               0.96%         0.96%


EXAMPLE:

                     After 1 Year  After 3 Years  After 5 Years  After 10 Years

France Fund          $580          $1,159         $1,763         $3,390

United Kingdom Fund  $648          $1,359         $2,090         $4,012

Europe Fund          $  98         $  306         $  531         $1,178

Combined Fund        $  98         $  306         $  531         $1,178


A FMR HAS VOLUNTARILY AGREED TO REIMBURSE EACH FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES
LENDING COSTS, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 2.00%. THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.

B THE TOTAL OPERATING EXPENSES PROVIDED FOR EACH FUND DO NOT REFLECT THE EFFECT OF ANY EXPENSE REIMBURSEMENTS OR REDUCTION OF CERTAIN EXPENSES DURING THE PERIOD. INCLUDING THESE REDUCTIONS, THE TOTAL FUND OPERATING EXPENSES, AFTER REIMBURSEMENT WOULD HAVE BEEN 1.98% FOR FRANCE FUND, 1.79% FOR GERMANY FUND, 1.98% FOR UNITED KINGDOM FUND, 0.89% FOR EUROPE FUND, AND 0.89% FOR THE COMBINED FUND.

IF JUST THE GERMANY FUND AND UNITED KINGDOM FUND REORGANIZATIONS ARE
APPROVED:

                                  Germany Fund   United Kingdom Fund   Europe Fund  Pro Forma Expenses Combined
                                                                                    Fund

Management Fees                  0.74%          0.73%                 0.60%         0.60%

Distribution and Service         None           None                  None          None
(12b-1) fee

Other Expenses                   1.16%          2.83%                 0.36%         0.36%

Total Fund  Operating ExpensesB  1.90%A         3.56%A                0.96%         0.96%


EXAMPLE:

                     After 1 Year  After 3 Years  After 5 Years  After 10 Years

Germany Fund         $487          $  879         $1,296         $2,455

United Kingdom Fund  $648          $1,359         $2,090         $4,012

Europe Fund          $ 98          $  306         $  531         $1,178

Combined Fund        $ 98          $  306         $  531         $1,178


A FMR HAS VOLUNTARILY AGREED TO REIMBURSE EACH FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES
LENDING COSTS, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 2.00%. THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.

B THE TOTAL OPERATING EXPENSES PROVIDED FOR EACH FUND DO NOT REFLECT THE EFFECT OF ANY EXPENSE REIMBURSEMENTS OR REDUCTION OF CERTAIN EXPENSES DURING THE PERIOD. INCLUDING THESE REDUCTIONS, THE TOTAL FUND OPERATING EXPENSES, AFTER REIMBURSEMENT WOULD HAVE BEEN 1.98% FOR FRANCE FUND, 1.79% FOR GERMANY FUND, 1.98% FOR UNITED KINGDOM FUND, 0.89% FOR EUROPE FUND, AND 0.89% FOR THE COMBINED FUND.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of May 22, 2000, by and between Fidelity France Fund (France Fund) and Fidelity Europe Fund (Europe Fund), funds of Fidelity Investment Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Europe Fund and France Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of France Fund to Europe Fund solely in exchange for shares of beneficial interest in Europe Fund (the Europe Fund Shares) and the assumption by Europe Fund of France Fund's liabilities; and (b) the constructive distribution of such shares by France Fund PRO RATA to its shareholders in complete liquidation and termination of France Fund in exchange for all of France Fund's outstanding shares. France Fund shall receive shares of Europe Fund having an aggregate net asset value equal to the value of the assets of France Fund on the Closing Date (as defined in Section 6), which France Fund shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF FRANCE FUND. France Fund represents and warrants to and agrees with Europe Fund that:

 (a) France Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of France Fund dated December 29, 1999, [and supplement dated January 29, 2000], previously furnished to Europe Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of France Fund, threatened against France Fund which assert liability on the part of France Fund. France Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) France Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of France Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which France Fund is a party or by which France Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which France Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of France Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Europe Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) France Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of France Fund's business as an investment company since October 31, 1999;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Investment Trust on Form N-14 relating to the shares of Europe Fund issuable hereunder and the proxy statement of France Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to France Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to France Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of France Fund (other than this Agreement) will be terminated without liability to France Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by France Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) France Fund has filed or will file all federal and state tax returns which, to the knowledge of France Fund's officers, are required to be filed by France Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of France Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) France Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of France Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of France Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Europe Fund in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, France Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of France Fund to be transferred to Europe Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of France Fund's portfolio securities and any such other assets as contemplated by this Agreement, Europe Fund will acquire France Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Europe Fund) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of France Fund, and this Agreement constitutes a valid and binding obligation of France Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF EUROPE FUND. Europe Fund represents and warrants to and agrees with France Fund that:

 (a) Europe Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Europe Fund, dated December 29, 1999 and supplement dated [March 1, 2000], previously furnished to France Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Europe Fund, threatened against Europe Fund which assert liability on the part of Europe Fund. Europe Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Europe Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Europe Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Europe Fund is a party or by which Europe Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Europe Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Europe Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to France Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Europe Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Europe Fund's business as an investment company since October 31, 1999;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Europe Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Europe Fund has filed or will file all federal and state tax returns which, to the knowledge of Europe Fund's officers, are required to be filed by Europe Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Europe Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Europe Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 2000;

 (k) As of the Closing Date, the shares of beneficial interest of Europe Fund to be issued to France Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Europe Fund, and no shareholder of Europe Fund will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Europe Fund, and this Agreement constitutes a valid and binding obligation of Europe Fund enforceable in accordance with its terms, subject to approval by the shareholders of France Fund;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Europe Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Europe Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Europe Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Europe Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of France Fund and to the other terms and conditions contained herein, France Fund agrees to assign, sell, convey, transfer, and deliver to Europe Fund as of the Closing Date all of the assets of France Fund of every kind and nature existing on the Closing Date. Europe Fund agrees in exchange therefor: (i) to assume all of France Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to France Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of France Fund transferred hereunder, less the value of the liabilities of France Fund, determined as provided for under Section 4.

 (b) The assets of France Fund to be acquired by Europe Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by France Fund, and any deferred or prepaid expenses shown as an asset on the books of France Fund on the Closing Date. France Fund will pay or cause to be paid to Europe Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Europe Fund hereunder, and Europe Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of France Fund to be assumed by Europe Fund shall include (except as otherwise provided for herein) all of France Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, France Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, France Fund will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Europe Fund Shares in exchange for such shareholders' shares of beneficial interest in France Fund and France Fund will be liquidated in accordance with France Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Europe Fund's share transfer books in the names of the France Fund shareholders and transferring the Europe Fund Shares thereto. Each France Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Europe Fund Shares due that shareholder. All outstanding France Fund shares, including any represented by certificates, shall simultaneously be canceled on France Fund's share transfer records. Europe Fund shall not issue certificates representing the Europe Fund Shares in connection with the Reorganization.

 (e) Any reporting responsibility of France Fund is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Europe Fund Shares in a name other than that of the registered holder on France Fund's books of the France Fund shares constructively exchanged for the Europe Fund Shares shall be paid by the person to whom such Europe Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Europe Fund will deliver to France Fund the number of Europe Fund Shares having an aggregate net asset value equal to the value of the assets of France Fund transferred hereunder less the liabilities of France Fund, determined as provided in this
Section 4.

 (c) The net asset value per share of the Europe Fund Shares to be delivered to France Fund, the value of the assets of France Fund transferred hereunder, and the value of the liabilities of France Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Europe Fund Shares shall be computed in the manner set forth in the then-current Europe Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of France Fund shall be computed in the manner set forth in the then-current France Fund Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for France Fund and Europe Fund.

5. FEES; EXPENSES.

 (a) France Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the Fund's 2.00% expense cap. Expenses exceeding the Fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Europe Fund will be borne by Europe Fund.

 (b) Each of Europe Fund and France Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on July 28, 2000, or at some other time, date, and place agreed to by France Fund and Europe Fund (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of France Fund and the net asset value per share of Europe Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF FRANCE FUND.

 (a) France Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation of France Fund.

 (b) France Fund agrees that as soon as reasonably practicable after distribution of the Europe Fund Shares, France Fund shall be terminated as a series of Fidelity Investment Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date France Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF EUROPE FUND.

 (a) That France Fund furnishes to Europe Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of France Fund made in this Agreement are true and correct in all material respects and that France Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That France Fund furnishes Europe Fund with copies of the resolutions, certified by an officer of Fidelity Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of France Fund;

 (c) That, on or prior to the Closing Date, France Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of France Fund substantially all of France Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That France Fund shall deliver to Europe Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in
Section 4 of this Agreement, all as of the Valuation Time, certified on France Fund's behalf by its Treasurer or Assistant Treasurer;

 (e) That France Fund's custodian shall deliver to Europe Fund a certificate identifying the assets of France Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Europe Fund; (ii) France Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That France Fund's transfer agent shall deliver to Europe Fund at the Closing a certificate setting forth the number of shares of France Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That France Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of France Fund;

 (h) That France Fund delivers to Europe Fund a certificate of an officer of Fidelity Investment Trust, dated as of the Closing Date, that there has been no material adverse change in France Fund's financial position since October 31, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of France Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of France Fund or its transfer agent by Europe Fund or its agents shall have revealed otherwise, France Fund shall have taken all actions that in the opinion of Europe Fund are necessary to remedy any prior failure on the part of France Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF FRANCE FUND.

 (a) That Europe Fund shall have executed and delivered to France Fund an Assumption of Liabilities, certified by an officer of Fidelity Investment Trust, dated as of the Closing Date pursuant to which Europe Fund will assume all of the liabilities of France Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Europe Fund furnishes to France Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Europe Fund made in this Agreement are true and correct in all material respects, and Europe Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That France Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to France Fund and Europe Fund, to the effect that the Europe Fund Shares are duly authorized and upon delivery to France Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Europe Fund (except as disclosed in Europe Fund's Statement of Additional Information) and no shareholder of Europe Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF EUROPE FUND AND FRANCE FUND.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of France Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Europe Fund or France Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Europe Fund or France Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Europe Fund and France Fund, threatened by the Commission; and

 (f) That Europe Fund and France Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Europe Fund and France Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and France Fund and Europe Fund will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by France Fund upon the transfer of all of its assets to Europe Fund in exchange solely for the Europe Fund Shares and the assumption of France Fund's liabilities followed by the distribution of those Europe Fund Shares to the shareholders of France Fund in liquidation of France Fund;

  (iii) No gain or loss will be recognized by Europe Fund on the receipt of France Fund's assets in exchange solely for the Europe Fund Shares and the assumption of France Fund's liabilities;

  (iv) The basis of France Fund's assets in the hands of Europe Fund will be the same as the basis of such assets in France Fund's hands immediately prior to the Reorganization;

  (v) Europe Fund's holding period in the assets to be received from France Fund will include France Fund's holding period in such assets;

  (vi) A France Fund shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in France Fund for the Europe Fund Shares in the Reorganization;

  (vii) A France Fund shareholder's basis in the Europe Fund Shares to be received by him or her will be the same as his or her basis in the France Fund shares exchanged therefor;

  (viii) A France Fund shareholder's holding period for his or her Europe Fund Shares will include the holding period of France Fund shares exchanged, provided that those France Fund shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither France Fund nor Europe Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF EUROPE FUND AND FRANCE FUND.

 (a) Europe Fund and France Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) France Fund covenants that it is not acquiring the Europe Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) France Fund covenants that it will assist Europe Fund in obtaining such information as Europe Fund reasonably requests concerning the beneficial ownership of France Fund's shares; and

 (d) France Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, France Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Europe Fund and France Fund may terminate this Agreement by mutual agreement. In addition, either Europe Fund or France Fund may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of France Fund or Europe Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Europe Fund or France Fund; provided, however, that following the shareholders' meeting called by France Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Europe Fund Shares to be paid to France Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

                                             [SIGNATURE LINES OMITTED]

EXHIBIT 2

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of May 22, 2000, by and between Fidelity Germany Fund (Germany Fund) and Fidelity Europe Fund (Europe Fund), funds of Fidelity Investment Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Europe Fund and Germany Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Germany Fund to Europe Fund solely in exchange for shares of beneficial interest in Europe Fund (the Europe Fund Shares) and the assumption by Europe Fund of Germany Fund's liabilities; and (b) the constructive distribution of such shares by Germany Fund PRO RATA to its shareholders in complete liquidation and termination of Germany Fund in exchange for all of Germany Fund's outstanding shares. Germany Fund shall receive shares of Europe Fund having an aggregate net asset value equal to the value of the assets of Germany Fund on the Closing Date (as defined in Section 6), which Germany Fund shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF GERMANY FUND. Germany Fund represents and warrants to and agrees with Europe Fund that:

 (a) Germany Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Germany Fund dated December 29, 1999, [and supplement dated January 29, 2000], previously furnished to Europe Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Germany Fund, threatened against Germany Fund which assert liability on the part of Germany Fund. Germany Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Germany Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Germany Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Germany Fund is a party or by which Germany Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Germany Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Germany Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Europe Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Germany Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Germany Fund's business as an investment company since October 31, 1999;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Investment Trust on Form N-14 relating to the shares of Europe Fund issuable hereunder and the proxy statement of Germany Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Germany Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Germany Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Germany Fund (other than this Agreement) will be terminated without liability to Germany Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Germany Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) Germany Fund has filed or will file all federal and state tax returns which, to the knowledge of Germany Fund's officers, are required to be filed by Germany Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Germany Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Germany Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Germany Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Germany Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Europe Fund in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Germany Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Germany Fund to be transferred to Europe Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Germany Fund's portfolio securities and any such other assets as contemplated by this Agreement, Europe Fund will acquire Germany Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Europe Fund) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Germany Fund, and this Agreement constitutes a valid and binding obligation of Germany Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF EUROPE FUND. Europe Fund represents and warrants to and agrees with Germany Fund that:

 (a) Europe Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Europe Fund, dated December 29, 1999 and supplement dated [March 1, 2000], previously furnished to Germany Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Europe Fund, threatened against Europe Fund which assert liability on the part of Europe Fund. Europe Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Europe Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Europe Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Europe Fund is a party or by which Europe Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Europe Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Europe Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Germany Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Europe Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Europe Fund's business as an investment company since October 31, 1999;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Europe Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Europe Fund has filed or will file all federal and state tax returns which, to the knowledge of Europe Fund's officers, are required to be filed by Europe Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Europe Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Europe Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 2000;

 (k) As of the Closing Date, the shares of beneficial interest of Europe Fund to be issued to Germany Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Europe Fund, and no shareholder of Europe Fund will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Europe Fund, and this Agreement constitutes a valid and binding obligation of Europe Fund enforceable in accordance with its terms, subject to approval by the shareholders of Germany Fund;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Europe Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Europe Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Europe Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Europe Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Germany Fund and to the other terms and conditions contained herein, Germany Fund agrees to assign, sell, convey, transfer, and deliver to Europe Fund as of the Closing Date all of the assets of Germany Fund of every kind and nature existing on the Closing Date. Europe Fund agrees in exchange therefor: (i) to assume all of Germany Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Germany Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of Germany Fund transferred hereunder, less the value of the liabilities of Germany Fund, determined as provided for under Section 4.

 (b) The assets of Germany Fund to be acquired by Europe Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Germany Fund, and any deferred or prepaid expenses shown as an asset on the books of Germany Fund on the Closing Date. Germany Fund will pay or cause to be paid to Europe Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Europe Fund hereunder, and Europe Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Germany Fund to be assumed by Europe Fund shall include (except as otherwise provided for herein) all of Germany Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Germany Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Germany Fund will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Europe Fund Shares in exchange for such shareholders' shares of beneficial interest in Germany Fund and Germany Fund will be liquidated in accordance with Germany Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Europe Fund's share transfer books in the names of the Germany Fund shareholders and transferring the Europe Fund Shares thereto. Each Germany Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Europe Fund Shares due that shareholder. All outstanding Germany Fund shares, including any represented by certificates, shall simultaneously be canceled on Germany Fund's share transfer records. Europe Fund shall not issue certificates representing the Europe Fund Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Germany Fund is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Europe Fund Shares in a name other than that of the registered holder on Germany Fund's books of the Germany Fund shares constructively exchanged for the Europe Fund Shares shall be paid by the person to whom such Europe Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Europe Fund will deliver to Germany Fund the number of Europe Fund Shares having an aggregate net asset value equal to the value of the assets of Germany Fund transferred hereunder less the liabilities of Germany Fund, determined as provided in this
Section 4.

 (c) The net asset value per share of the Europe Fund Shares to be delivered to Germany Fund, the value of the assets of Germany Fund transferred hereunder, and the value of the liabilities of Germany Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Europe Fund Shares shall be computed in the manner set forth in the then-current Europe Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Germany Fund shall be computed in the manner set forth in the then-current Germany Fund Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Germany Fund and Europe Fund.

5. FEES; EXPENSES.

 (a) Germany Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the Fund's 2.00% expense cap. Expenses exceeding the Fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Europe Fund will be borne by Europe Fund.

 (b) Each of Europe Fund and Germany Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on July 26, 2000, or at some other time, date, and place agreed to by Germany Fund and Europe Fund (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Germany Fund and the net asset value per share of Europe Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF GERMANY FUND.

 (a) Germany Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation of Germany Fund.

 (b) Germany Fund agrees that as soon as reasonably practicable after distribution of the Europe Fund Shares, Germany Fund shall be terminated as a series of Fidelity Investment Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Germany Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF EUROPE FUND.

 (a) That Germany Fund furnishes to Europe Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Germany Fund made in this Agreement are true and correct in all material respects and that Germany Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Germany Fund furnishes Europe Fund with copies of the resolutions, certified by an officer of Fidelity Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Germany Fund;

 (c) That, on or prior to the Closing Date, Germany Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Germany Fund substantially all of Germany Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Germany Fund shall deliver to Europe Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in
Section 4 of this Agreement, all as of the Valuation Time, certified on Germany Fund's behalf by its Treasurer or Assistant Treasurer;

 (e) That Germany Fund's custodian shall deliver to Europe Fund a certificate identifying the assets of Germany Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Europe Fund; (ii) Germany Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Germany Fund's transfer agent shall deliver to Europe Fund at the Closing a certificate setting forth the number of shares of Germany Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Germany Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Germany Fund;

 (h) That Germany Fund delivers to Europe Fund a certificate of an officer of Fidelity Investment Trust, dated as of the Closing Date, that there has been no material adverse change in Germany Fund's financial position since October 31, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Germany Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Germany Fund or its transfer agent by Europe Fund or its agents shall have revealed otherwise, Germany Fund shall have taken all actions that in the opinion of Europe Fund are necessary to remedy any prior failure on the part of Germany Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF GERMANY FUND.

 (a) That Europe Fund shall have executed and delivered to Germany Fund an Assumption of Liabilities, certified by an officer of Fidelity Investment Trust, dated as of the Closing Date pursuant to which Europe Fund will assume all of the liabilities of Germany Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Europe Fund furnishes to Germany Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Europe Fund made in this Agreement are true and correct in all material respects, and Europe Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Germany Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Germany Fund and Europe Fund, to the effect that the Europe Fund Shares are duly authorized and upon delivery to Germany Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Europe Fund (except as disclosed in Europe Fund's Statement of Additional Information) and no shareholder of Europe Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF EUROPE FUND AND GERMANY FUND.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Germany Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Europe Fund or Germany Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Europe Fund or Germany Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Europe Fund and Germany Fund, threatened by the Commission; and

 (f) That Europe Fund and Germany Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Europe Fund and Germany Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Germany Fund and Europe Fund will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Germany Fund upon the transfer of all of its assets to Europe Fund in exchange solely for the Europe Fund Shares and the assumption of Germany Fund's liabilities followed by the distribution of those Europe Fund Shares to the shareholders of Germany Fund in liquidation of Germany Fund;

  (iii) No gain or loss will be recognized by Europe Fund on the receipt of Germany Fund's assets in exchange solely for the Europe Fund Shares and the assumption of Germany Fund's liabilities;

  (iv) The basis of Germany Fund's assets in the hands of Europe Fund will be the same as the basis of such assets in Germany Fund's hands immediately prior to the Reorganization;

  (v) Europe Fund's holding period in the assets to be received from Germany Fund will include Germany Fund's holding period in such assets;

  (vi) A Germany Fund shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Germany Fund for the Europe Fund Shares in the Reorganization;

  (vii) A Germany Fund shareholder's basis in the Europe Fund Shares to be received by him or her will be the same as his or her basis in the Germany Fund shares exchanged therefor;

  (viii) A Germany Fund shareholder's holding period for his or her Europe Fund Shares will include the holding period of Germany Fund shares exchanged, provided that those Germany Fund shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Germany Fund nor Europe Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF EUROPE FUND AND GERMANY FUND.

 (a) Europe Fund and Germany Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Germany Fund covenants that it is not acquiring the Europe Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Germany Fund covenants that it will assist Europe Fund in obtaining such information as Europe Fund reasonably requests concerning the beneficial ownership of Germany Fund's shares; and

 (d) Germany Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated
Declaration of Trust in accordance with applicable law and after the Closing Date, Germany Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Europe Fund and Germany Fund may terminate this Agreement by mutual agreement. In addition, either Europe Fund or Germany Fund may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Germany Fund or Europe Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Europe Fund or Germany Fund; provided, however, that following the shareholders' meeting called by Germany Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Europe Fund Shares to be paid to Germany Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

                                           [SIGNATURE LINES OMITTED]

EXHIBIT 3

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of May 22, 2000, by and between Fidelity United Kingdom Fund (United Kingdom Fund) and Fidelity Europe Fund (Europe Fund), funds of Fidelity Investment Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Europe Fund and United Kingdom Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of United Kingdom Fund to Europe Fund solely in exchange for shares of beneficial interest in Europe Fund (the Europe Fund Shares) and the assumption by Europe Fund of United Kingdom Fund's liabilities; and
(b) the constructive distribution of such shares by United Kingdom Fund PRO RATA to its shareholders in complete liquidation and termination of in exchange for all of United Kingdom Fund's outstanding shares. United Kingdom Fund shall receive shares of Europe Fund having an aggregate net asset value equal to the value of the assets of United Kingdom Fund on the Closing Date (as defined in Section 6), which United Kingdom Fund shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1.  REPRESENTATIONS AND WARRANTIES OF UNITED KINGDOM FUND. United
Kingdom Fund represents and warrants to and agrees with Europe Fund that:

 (a) United Kingdom Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of United Kingdom Fund dated December 29, 1999, [and supplement dated January 29, 2000], previously furnished to Europe Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of United Kingdom Fund, threatened against United Kingdom Fund which assert liability on the part of United Kingdom Fund. United Kingdom Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) United Kingdom Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of United Kingdom Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which United Kingdom Fund is a party or by which United Kingdom Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which United Kingdom Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of United Kingdom Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Europe Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) United Kingdom Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of United Kingdom Fund's business as an investment company since October 31, 1999;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Investment Trust on Form N-14 relating to the shares of Europe Fund issuable hereunder and the proxy statement of United Kingdom Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to United Kingdom Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to United Kingdom Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of United Kingdom Fund (other than this Agreement) will be terminated without liability to United Kingdom Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by United Kingdom Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) United Kingdom Fund has filed or will file all federal and state tax returns which, to the knowledge of United Kingdom Fund's officers, are required to be filed by United Kingdom Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of United Kingdom Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) United Kingdom Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of United Kingdom Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of United Kingdom Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Europe Fund in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, United Kingdom Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of United Kingdom Fund to be transferred to Europe Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of United Kingdom Fund's portfolio securities and any such other assets as contemplated by this Agreement, Europe Fund will acquire United Kingdom Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Europe Fund) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of United Kingdom Fund, and this Agreement constitutes a valid and binding obligation of United Kingdom Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF EUROPE FUND. Europe Fund represents and warrants to and agrees with United Kingdom Fund that:

 (a) Europe Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Europe Fund, dated December 29, 1999 and supplement dated [March 1, 2000], previously furnished to United Kingdom Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Europe Fund, threatened against Europe Fund which assert liability on the part of Europe Fund. Europe Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Europe Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Europe Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Europe Fund is a party or by which Europe Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Europe Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Europe Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to United Kingdom Fund . Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Europe Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Europe Fund's business as an investment company since October 31, 1999;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Europe Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Europe Fund has filed or will file all federal and state tax returns which, to the knowledge of Europe Fund's officers, are required to be filed by Europe Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Europe Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Europe Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 2000;

 (k) As of the Closing Date, the shares of beneficial interest of Europe Fund to be issued to United Kingdom Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Europe Fund, and no shareholder of Europe Fund will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Europe Fund, and this Agreement constitutes a valid and binding obligation of Europe Fund enforceable in accordance with its terms, subject to approval by the shareholders of United Kingdom Fund;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Europe Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Europe Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Europe Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Europe Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of United Kingdom Fund and to the other terms and conditions contained herein, United Kingdom Fund agrees to assign, sell, convey, transfer, and deliver to Europe Fund as of the Closing Date all of the assets of United Kingdom Fund of every kind and nature existing on the Closing Date. Europe Fund agrees in exchange therefor: (i) to assume all of United Kingdom Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to United Kingdom Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of United Kingdom Fund transferred hereunder, less the value of the liabilities of United Kingdom Fund, determined as provided for under Section 4.

 (b) The assets of United Kingdom Fund to be acquired by Europe Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by United Kingdom Fund, and any deferred or prepaid expenses shown as an asset on the books of United Kingdom Fund on the Closing Date. United Kingdom Fund will pay or cause to be paid to Europe Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Europe Fund hereunder, and Europe Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of United Kingdom Fund to be assumed by Europe Fund shall include (except as otherwise provided for herein) all of United Kingdom Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, United Kingdom Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, United Kingdom Fund will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Europe Fund Shares in exchange for such shareholders' shares of beneficial interest in United Kingdom Fund and United Kingdom Fund will be liquidated in accordance with United Kingdom Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Europe Fund's share transfer books in the names of the United Kingdom Fund shareholders and transferring the Europe Fund Shares thereto. Each United Kingdom Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Europe Fund Shares due that shareholder. All outstanding United Kingdom Fund shares, including any represented by certificates, shall simultaneously be canceled on United Kingdom Fund's share transfer records. Europe Fund shall not issue certificates representing the Europe Fund Shares in connection with the Reorganization.

 (e) Any reporting responsibility of United Kingdom Fund is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Europe Fund Shares in a name other than that of the registered holder on United Kingdom Fund's books of the United Kingdom Fund shares constructively exchanged for the Europe Fund Shares shall be paid by the person to whom such Europe Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Europe Fund will deliver to United Kingdom Fund the number of Europe Fund Shares having an aggregate net asset value equal to the value of the assets of United Kingdom Fund transferred hereunder less the liabilities of United Kingdom Fund, determined as provided in this Section 4.

 (c) The net asset value per share of the Europe Fund Shares to be delivered to United Kingdom Fund, the value of the assets of United Kingdom Fund transferred hereunder, and the value of the liabilities of United Kingdom Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Europe Fund Shares shall be computed in the manner set forth in the then-current Europe Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of United Kingdom Fund shall be computed in the manner set forth in the then-current United Kingdom Fund Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for United Kingdom Fund and Europe Fund.

5. FEES; EXPENSES.

 (a) United Kingdom Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the Fund's 2.00% expense cap. Expenses exceeding the Fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Europe Fund will be borne by Europe Fund.

 (b) Each of Europe Fund and United Kingdom Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on July 24, 2000, or at some other time, date, and place agreed to by United Kingdom Fund and Europe Fund (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of United Kingdom Fund and the net asset value per share of Europe Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF UNITED KINGDOM FUND.

 (a) United Kingdom Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation of United Kingdom Fund.

 (b) United Kingdom Fund agrees that as soon as reasonably practicable after distribution of the Europe Fund Shares, United Kingdom Fund shall be terminated as a series of Fidelity Investment Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date United Kingdom Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF EUROPE FUND.

 (a) That United Kingdom Fund furnishes to Europe Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of United Kingdom Fund made in this Agreement are true and correct in all material respects and that United Kingdom Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That United Kingdom Fund furnishes Europe Fund with copies of the resolutions, certified by an officer of Fidelity Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of United Kingdom Fund;

 (c) That, on or prior to the Closing Date, United Kingdom Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of United Kingdom Fund substantially all of United Kingdom Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That United Kingdom Fund shall deliver to Europe Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on United Kingdom Fund's behalf by its Treasurer or Assistant Treasurer;

 (e) That United Kingdom Fund's custodian shall deliver to Europe Fund a certificate identifying the assets of United Kingdom Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Europe Fund; (ii) United Kingdom Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That United Kingdom Fund's transfer agent shall deliver to Europe Fund at the Closing a certificate setting forth the number of shares of United Kingdom Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That United Kingdom Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of United Kingdom Fund;

 (h) That United Kingdom Fund delivers to Europe Fund a certificate of an officer of Fidelity Investment Trust, dated as of the Closing Date, that there has been no material adverse change in United Kingdom Fund's financial position since October 31, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of United Kingdom Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of United Kingdom Fund or its transfer agent by Europe Fund or its agents shall have revealed otherwise, United Kingdom Fund shall have taken all actions that in the opinion of Europe Fund are necessary to remedy any prior failure on the part of United Kingdom Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF UNITED KINGDOM FUND .

 (a) That Europe Fund shall have executed and delivered to United Kingdom Fund an Assumption of Liabilities, certified by an officer of Fidelity Investment Trust, dated as of the Closing Date pursuant to which Europe Fund will assume all of the liabilities of United Kingdom Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Europe Fund furnishes to United Kingdom Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Europe Fund made in this Agreement are true and correct in all material respects, and Europe Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That United Kingdom Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to United Kingdom Fund and Europe Fund, to the effect that the Europe Fund Shares are duly authorized and upon delivery to United Kingdom Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Europe Fund (except as disclosed in Europe Fund's Statement of Additional Information) and no shareholder of Europe Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF EUROPE FUND AND UNITED KINGDOM FUND.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of United Kingdom Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Europe Fund or United Kingdom Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Europe Fund or United Kingdom Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Europe Fund and United Kingdom Fund, threatened by the Commission; and

 (f) That Europe Fund and United Kingdom Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Europe Fund and United Kingdom Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and United Kingdom Fund and Europe Fund will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by United Kingdom Fund upon the transfer of all of its assets to Europe Fund in exchange solely for the Europe Fund Shares and the assumption of United Kingdom Fund's liabilities followed by the distribution of those Europe Fund Shares to the shareholders of United Kingdom Fund in liquidation of United Kingdom Fund;

  (iii) No gain or loss will be recognized by Europe Fund on the receipt of United Kingdom Fund's assets in exchange solely for the Europe Fund Shares and the assumption of United Kingdom Fund's liabilities;

  (iv) The basis of United Kingdom Fund's assets in the hands of Europe Fund will be the same as the basis of such assets in United Kingdom Fund's hands immediately prior to the Reorganization;

  (v) Europe Fund's holding period in the assets to be received from United Kingdom Fund will include United Kingdom Fund's holding period in such assets;

  (vi) A United Kingdom Fund shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in United Kingdom Fund for the Europe Fund Shares in the Reorganization;

  (vii) A United Kingdom Fund shareholder's basis in the Europe Fund Shares to be received by him or her will be the same as his or her basis in the United Kingdom Fund shares exchanged therefor;

  (viii) A United Kingdom Fund shareholder's holding period for his or her Europe Fund Shares will include the holding period of United Kingdom Fund shares exchanged, provided that those United Kingdom Fund shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither United
Kingdom Fund nor Europe Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF EUROPE FUND AND UNITED KINGDOM FUND.

 (a) Europe Fund and United Kingdom Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) United Kingdom Fund covenants that it is not acquiring the Europe Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) United Kingdom Fund covenants that it will assist Europe Fund in obtaining such information as Europe Fund reasonably requests concerning the beneficial ownership of United Kingdom Fund's shares; and

 (d) United Kingdom Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, United Kingdom Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Europe Fund and United Kingdom Fund may terminate this Agreement by mutual agreement. In addition, either Europe Fund or United Kingdom Fund may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of United Kingdom Fund or Europe Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Europe Fund or United Kingdom Fund; provided, however, that following the shareholders' meeting called by United Kingdom Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Europe Fund Shares to be paid to United Kingdom Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

                                         [SIGNATURE LINES OMITTED]

Like securities of all mutual funds, these securities have
not been approved or disapproved by the Securities
and Exchange Commission, and the Securities and
Exchange Commission has not determined if this
prospectus is accurate or complete. Any
representation to the contrary is a criminal offense.
FIDELIT   Y'S
TARGETED INTERNATIONAL EQUITY
FUNDS
                                Fund Number  TRADING SYMBOL
Fidelity Canada Fund            309          FICDX
Fidelity Emerging Markets Fund  322          FEMKX
Fidelity Europe Fund            301          FIEUX
Fidelity Europe Capital         341          FECAX
Appreciation Fund
Fidelity Hong Kong and China    352          FHKCX
Fund
Fidelity Japan Fund             350          FJPNX
Fidelity Japan Smaller          360          FJSCX
Companies Fund (formerly
Japan Small Companies Fund)
Fidelity Latin America Fund     349          FLATX
Fidelity Nordic Fund            342          FNORX
Fidelity Pacific Basin Fund     302          FPBFX
Fidelity Southeast Asia Fund    351          FSEAX
PROSPECTUS
DECEMBER 29, 1999
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS
FUND SUMMARY             2   INVESTMENT SUMMARY
                         8   PERFORMANCE
                         16  FEE TABLE
FUND BASICS              22  INVESTMENT DETAILS
                         26  VALUING SHARES
SHAREHOLDER INFORMATION  26  BUYING AND SELLING SHARES
                         34  EXCHANGING SHARES
                         34  ACCOUNT FEATURES AND POLICIES
                         37  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS
                         37  TAX CONSEQUENCES
FUND SERVICES            38  FUND MANAGEMENT
                         40  FUND DISTRIBUTION
APPENDIX                 41  FINANCIAL HIGHLIGHTS
   FUND SUMMARY
INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
CANADA FUND seeks growth of capital over the long term.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of issuers that have their principal activities in Canada or are registered in Canadian markets.
(small solid bullet) Potentially investing in securities of U.S.
issuers.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN CANADA. The Canadian economy can be significantly affected by the U.S. economy and the
price of natural resources.    Periodic demands by the Province of
Quebec for sovereignty could significantly affect the Canadian market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
EMERGING MARKETS FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of issuers in emerging markets (countries that have an emerging stock market as defined by the International Finance
Corporation    and     countries with low- to middle-income economies
according to the World Bank).
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
EUROPE FUND seeks growth of capital over the long-term.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of issuers that have their principal activities in Europe.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN EUROPE. Both developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls required to join the European Economic and Monetary Union (EMU).
The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of issuers that have their principal activities in Europe.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN EUROPE. Both developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls
required to join the EMU.    The markets in Eastern Europe remain
relatively undeveloped and can be particularly sensitive to political and economic developments.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
HONG KONG AND CHINA FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of Hong Kong and Chinese issuers.
(small solid bullet) Investing mostly in securities of Hong Kong issuers.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Investing up to 35% of total assets in any industry that accounts for more than 20% of the Hong Kong and Chinese market.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN HONG KONG AND CHINA. The Hong Kong and Chinese economies are generally considered emerging markets and can be significantly affected by general economic and political conditions in other Asian countries and changes in Chinese government policy. A small number of companies and industries represent a large portion of the Hong Kong and Chinese market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
JAPAN FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of Japanese issuers.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN JAPAN. The Japanese economy is currently in a recession. International trade and government policy can significantly affect economic growth.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
JAPAN SMALL   ER     COMPANIES FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets
in securities of Japanese issuers with small   er     market
capitalizations (those with market capitalizations similar to companies in the Tokyo Stock Exchange Second Section Index or the JASDAQ Stock Index).
(small solid bullet) Potentially investing in securities of Japanese issuers with larger market capitalizations and non-Japanese issuers. (small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN JAPAN. The Japanese economy is currently in a recession. International trade and government policy can significantly affect economic growth.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
(small solid bullet) SMALL CAP INVESTING. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
LATIN AMERICA FUND seeks high total investment return.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of Latin American issuers.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Latin America as a whole.
(small solid bullet) Investing up to 35% of total assets in any industry that accounts for more than 20% of the Latin American market. (small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN LATIN AMERICA. The Latin American economies are generally considered emerging markets and
can be significantly affected by currency devaluations.    In
addition, the Latin American economies can be particularly sensitive
to fluctuations in commodity prices.     A small number of companies
and industries represent a large portion of the Latin American market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments. The markets in Latin America can be extremely volatile.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
NORDIC FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of Danish, Finnish, Norwegian, and Swedish issuers. (small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the Nordic region as a whole.
(small solid bullet) Investing up to 35% of total assets in any industry that accounts for more than 20% of the Nordic market.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN NORDIC REGION. The Nordic economies can be significantly affected by the price of natural resources and their governments' efforts to comply with the restrictions required to join the EMU. A small number of companies and industries represent a large portion of the Nordic market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
PACIFIC BASIN FUND seeks growth of capital over the long-term. PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of issuers that have their principal activities in the Pacific Basin.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN PACIFIC BASIN. Many Pacific Basin economies are generally considered emerging markets and most are currently in recessions. International trade, government policy, and political and social stability can significantly affect economic growth. The markets in the Pacific Basin can be extremely volatile.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
SOUTHEAST ASIA FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of Southeast Asian issuers.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile. (small solid bullet) GEOGRAPHIC CONCENTRATION IN SOUTHEAST ASIA. Most Southeast Asian economies are generally considered emerging markets and are currently in recessions. International trade, government policy and political and social stability can significantly affect economic growth. The markets in Southeast Asia can be extremely volatile.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance. YEAR-BY-YEAR-RETURNS
The returns in the chart do not include the effect of the funds' front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

CANADA FUND
Calendar Years  1989    1990    1991    1992    1993    1994     1995    1996    1997   1998
                26.99%  -5.49%  17.68%  -2.87%  25.47%  -11.98%  19.39%  15.96%  6.12%  -14.92%

Percentage (%)
Row: 1, Col: 1, Value: 26.99
Row: 2, Col: 1, Value: -5.49
Row: 3, Col: 1, Value: 17.68
Row: 4, Col: 1, Value: -2.87
Row: 5, Col: 1, Value: 25.47
Row: 6, Col: 1, Value: -11.98
Row: 7, Col: 1, Value: 19.39
Row: 8, Col: 1, Value: 15.96
Row: 9, Col: 1, Value: 6.119999999999999
Row: 10, Col: 1, Value: -14.92
DURING T   HE PERIODS SHOWN IN THE CHART FOR CANADA FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     14.49%    (QUARTER ENDING     MARCH 31,
1991   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -28.11%
(QUARTER ENDING     SEPTEMBER 30, 1998   ).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR CANADA FUND WAS
   6.79    %.

EMERGING MARKETS FUND
Calendar Years                 1991   1992   1993    1994     1995    1996    1997     1998
                               6.76%  5.85%  81.76%  -17.93%  -3.18%  10.00%  -40.77%  -26.56%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 6.76
Row: 4, Col: 1, Value: 5.85
Row: 5, Col: 1, Value: 81.76000000000001
Row: 6, Col: 1, Value: -17.93
Row: 7, Col: 1, Value: -3.18
Row: 8, Col: 1, Value: 10.0
Row: 9, Col: 1, Value: -40.77
Row: 10, Col: 1, Value: -26.56
   DURING THE PERIODS SHOWN IN THE CHART FOR EMERGING MARKETS FUND,
THE HIGHEST RETURN FOR A QUARTER WAS     39.73%    (QUARTER ENDING
    DECEMBER 31, 1993   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -24.44%    (QUARTER ENDING     SEPTEMBER 30, 1998).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR EMERGING MARKETS
FUND WAS    27.80    %.

EUROPE FUND
Calendar Years  1989    1990    1991   1992    1993    1994   1995    1996    1997    1998
                32.33%  -4.59%  4.16%  -2.52%  27.16%  6.26%  18.84%  25.63%  22.89%  20.77%

Percentage (%)
Row: 1, Col: 1, Value: 32.33
Row: 2, Col: 1, Value: -4.59
Row: 3, Col: 1, Value: 4.159999999999999
Row: 4, Col: 1, Value: -2.52
Row: 5, Col: 1, Value: 27.16
Row: 6, Col: 1, Value: 6.26
Row: 7, Col: 1, Value: 18.84
Row: 8, Col: 1, Value: 25.63
Row: 9, Col: 1, Value: 22.89
Row: 10, Col: 1, Value: 20.77
D   URING THE PERIODS SHOWN IN THE CHART FOR EUROPE FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     18.97%    (QUARTER ENDING     MARCH 31,
1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -17.36%
(QUARTER ENDING     SEPTEMBER 30, 1998   ).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR EUROPE FUND WAS
- -   2.48    %.

EUROPE CAPITAL APPRECIATION
FUND
Calendar Years                                   1994   1995    1996    1997    1998
                                                 6.88%  14.69%  25.89%  24.96%  21.66%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 6.88
Row: 7, Col: 1, Value: 14.69
Row: 8, Col: 1, Value: 25.89
Row: 9, Col: 1, Value: 24.96
Row: 10, Col: 1, Value: 21.66
DURIN   G THE PERIODS SHOWN IN THE CHART FOR EUROPE CAPITAL
APPRECIATION FUND, THE HIGHEST RETURN FOR A QUARTER WAS     22.68%
(QUARTER ENDING     MARCH 31, 1998   ) AND THE LOWEST RETURN FOR A
QUARTER WAS     -19.88%    (QUARTER ENDING     SEPTEMBER 30, 1998).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR EUROPE CAPITAL
APPRECIATION FUND WAS    0.56    %.

HONG KONG AND CHINA FUND
Calendar Years                                        1996    1997     1998
                                                      40.99%  -22.05%  -5.34%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 40.99
Row: 9, Col: 1, Value: -22.05
Row: 10, Col: 1, Value: -5.34
DURING THE PE   RIODS SHOWN IN THE CHART FOR HONG KONG AND CHINA FUND,
THE HIGHEST RETURN FOR A QUARTER WAS 21.58 (QUARTER ENDING
    DECEMBER 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -31.38%    (QUARTER ENDING     DECEMBER 31, 1997).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR HONG KONG AND
CHINA FUND WAS    33.83    %.

JAPAN FUND
Calendar Years                  1993    1994    1995    1996     1997     1998
                                20.45%  16.46%  -2.13%  -11.19%  -10.73%  13.09%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: 20.45
Row: 6, Col: 1, Value: 16.46
Row: 7, Col: 1, Value: -2.13
Row: 8, Col: 1, Value: -11.19
Row: 9, Col: 1, Value: -10.73
Row: 10, Col: 1, Value: 13.09
DURING THE PERIODS SHOWN IN TH   E CHART FOR JAPAN FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     23.45%    (QUARTER ENDING     JUNE 30,
1997   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -15.47%
(QUARTER ENDING     DECEMBER 31, 1997   ).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR JAPAN FUND WAS
   79.03    %.

JAPAN SMALLER COMPANIES FUND
Calendar Years                                            1996     1997     1998
                                                          -24.59%  -30.35%  31.16%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: -24.59
Row: 9, Col: 1, Value: -30.35
Row: 10, Col: 1, Value: 31.16
DURING THE PERIODS SHOWN IN THE    CHART FOR JAPAN SMALLER COMPANIES
FUND, THE HIGHEST RETURN FOR A QUARTER WAS     34.82%    (QUARTER
ENDING     DECEMBER 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER
WAS     -20.10%    (QUARTER ENDING     SEPTEMBER 30, 1997).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR JAPAN
SMALL   ER     COMPANIES FUND WAS    174.03    %.

LATIN AMERICA FUND
Calendar Years                          1994     1995     1996    1997    1998
                                        -23.17%  -16.46%  30.72%  32.89%  -38.34%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: -23.17
Row: 7, Col: 1, Value: -16.46
Row: 8, Col: 1, Value: 30.72
Row: 9, Col: 1, Value: 32.89
Row: 10, Col: 1, Value: -38.34
   DURING THE PERIODS SHOWN IN THE CHART FOR LATIN AMERICA FUND, THE
HIGHEST RETURN FOR A QUARTER WAS     29.79%    (QUARTER ENDING
    SEPTEMBER 30, 1994   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -30.76%    (QUARTER ENDING     SEPTEMBER 30, 1998).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR LATIN AMERICA
FUND WAS    14.18    %.
NORDIC FUND
Calendar Years                              1996    1997    1998
                                            41.69%  12.11%  29.54%
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 41.69000000000001
Row: 9, Col: 1, Value: 12.11
Row: 10, Col: 1, Value: 29.54
DURING THE PERIO   DS SHOWN IN THE CHART FOR NORDIC FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     21.26%    (QUARTER ENDING     DECEMBER
31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -19.42%
(QUARTER ENDING     SEPTEMBER 30, 1998).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR NORDIC FUND WAS
   14.71    %.

PACIFIC BASIN FUND
Calendar Years      1989    1990     1991    1992    1993    1994    1995    1996    1997     1998
                    11.44%  -27.21%  12.54%  -7.62%  63.91%  -2.81%  -6.11%  -2.76%  -15.10%  8.26%

Percentage (%)
Row: 1, Col: 1, Value: 11.44
Row: 2, Col: 1, Value: -27.21
Row: 3, Col: 1, Value: 12.54
Row: 4, Col: 1, Value: -7.619999999999999
Row: 5, Col: 1, Value: 63.91
Row: 6, Col: 1, Value: -2.81
Row: 7, Col: 1, Value: -6.109999999999999
Row: 8, Col: 1, Value: -2.76
Row: 9, Col: 1, Value: -15.1
Row: 10, Col: 1, Value: 8.26
DURING THE P   ERIODS SHOWN IN THE CHART FOR PACIFIC BASIN FUND, THE
HIGHEST RETURN FOR A QUARTER WAS     21.58%    (QUARTER ENDING
    DECEMBER 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -25.00%    (QUARTER ENDING     SEPTEMBER 30, 1990).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR PACIFIC BASIN
FUND WAS    59.68    %.

SOUTHEAST ASIA FUND
Calendar Years                           1994     1995    1996    1997     1998
                                         -21.76%  12.18%  10.16%  -38.88%  -5.79%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: -21.76
Row: 7, Col: 1, Value: 12.18
Row: 8, Col: 1, Value: 10.16
Row: 9, Col: 1, Value: -38.88
Row: 10, Col: 1, Value: -5.79
DURING THE P   ERIODS SHOWN IN THE CHART FOR SOUTHEAST ASIA FUND, THE
HIGHEST RETURN FOR A QUARTER WAS     25.52%    (QUARTER ENDING
    DECEMBER 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -28.57%    (QUARTER ENDING     DECEMBER 31, 1997).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR SOUTHEAST ASIA
FUND WAS    33.76    %.
AVERAGE ANNUAL RETURNS
The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge.

For the periods ended          Past 1 year  Past 5 years  Past 10 years/ Life of fund
December 31, 1998
Canada Fund                     -17.48%      1.31%         6.27%
TSE 300 Index                   -1.58%       10.67%        9.65%
Emerging Markets Fund           -28.77%      -18.09%       -3.25%A
MSCI Emerging Markets Free      -25.34%      -9.27%        8.16%A
Index
Lipper Emerging Markets Funds   -26.83%      -10.25%       n/a
Average
Europe Fund                     17.15%       17.96%        14.05%
MSCI Europe Index               28.87%       19.24%        15.29%
Lipper European Region Funds    22.55%       16.05%        11.21%
Average
Europe Capital Appreciation     18.01%       17.88%        17.83%B
Fund
MSCI Europe Index               28.87%       19.24%        19.32%B
Lipper European Region Funds    22.55%       16.05%        n/a
Average
Hong Kong and China Fund        -8.18%       n/a           1.07%C
Hang Seng Index                 -3.86%       n/a           3.66%C
Lipper China Region Funds       -17.51%      n/a           n/a
Average
Japan Fund                      9.69%        -0.18%        2.79%D
TOPIX Index                     7.76%        -4.87%        -1.44%D
Lipper Japanese Funds Average   8.17%        -3.66%        n/a
Japan Smaller Companies Fund    27.22%       n/a           -10.37%C
Tokyo Stock Exchange Second     14.81%       n/a           -15.50%C
Section Stock Price Index
Lipper Japanese Funds Average   8.17%        n/a           n/a
Latin America Fund              -40.19%      -7.79%        1.37%E
MSCI Emerging Markets Free -    -35.11%      -1.74%        5.57%E
Latin America Index
Lipper Latin America Funds      -38.21%      -6.81%        n/a
Average
Nordic Fund                     25.65%       n/a           23.79%C
FT- A - Nordic Index            20.02%       n/a           21.23%C
Lipper European Region Funds    22.55%       n/a           n/a
Average
Pacific Basin Fund              5.01%        -4.58%        0.90%
MSCI Pacific Index              2.57%        -4.10%        -3.90%
Lipper Pacific Region Funds     -5.99%       -6.96%        2.59%
Average
Southeast Asia Fund             -8.62%       -11.59%       -2.02%E
MSCI All Country Far East       -4.82%       -11.95%       -1.33%E
Free ex Japan Index
Lipper Pacific ex Japan Funds   -9.05%       -11.89%       n/a
Average

A FROM NOVEMBER 1, 1990.
B FROM DECEMBER 2   1    , 1993.
C FROM NOVEMBER 1, 1995.
D FROM SEPTEMBER 15, 1992.
E FROM APRIL 19, 1993.
If FMR had not reimbursed certain fund expenses during these periods,
   Canada Fund's, Europe Fund's, Japan Fund's, Nordic Fund's, Pacific
Basin Fund's, and Southeast Asia Fund's     returns would have been
lower.
Morgan Stanley Capital International    AC (All Country)     Far East
Free ex Japan Index is a market capitalization-weighted index of over 350 stocks traded in eight Asian markets, excluding Japan.
Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of
December 31, 1998, the index included over    900     equity
securities of companies domiciled in    25     countries.
Morgan Stanley Capital International Emerging Markets Free - Latin America Index is a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets. Morgan Stanley Capital International Europe Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of December 31,
1998, the index included over    590     equity securities of
companies domiciled in    15     European countries.
Morgan Stanley Capital International Pacific Index is a market capitalization-weighted index of approximately 400 stocks traded in six Pacific-region markets.
Toronto Stock Exchange (TSE) 300 is a market capitalization-weighted index of 300 stocks traded in the Canadian market.
Hang Seng Index is a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market.
Tokyo Stock Exchange Index (TOPIX) is a market capitalization-weighted index of over 1300 stocks traded in the Japanese market.
Tokyo Stock Exchange Second Section Stock Price Index is a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange.
FT - Actuaries World Nordic Index is a market capitalization-weighted index of over 90 stocks traded in four Scandinavian markets.
Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund
operating expenses provided below for    Canada Fund, Emerging Markets
Fund, Europe Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Latin America Fund, Nordic Fund, Pacific Basin
Fund, and Southeast Asia Fu    nd do not reflect the effect of any
reduction of certain expenses during the period. The annual fund
operating expenses provided below for    Japan Smaller Companies Fund
a    re based on historical expenses.
SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)
Maximum sales charge (load)     3.00%A
on purchases (as a % of
offering price)
Sales charge (load) on         None
reinvested distributions
Deferred sales charge (load)   None
on redemptions
Redemption fee on shares held   1.50%
less than 90 days (as a % of
amount redeemed) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund,  Latin
America Fund, Nordic Fund,
and Southeast Asia Fund only
Redemption fee on shares held   1.00%
less than 90 days (as a % of
amount redeemed) for Europe
Fund, Europe Capital
Appreciation Fund, and
Pacific Basin Fund only
Annual account maintenance     $ 12.00
fee (for accounts under
$2,500)
A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000. ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)
CANADA FUND                   Management fee               0.32%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.90%
                              Total annual fund operating  1.22%
                              expenses
EMERGING MARKETS FUND         Management fee               0.73%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.72%
                              Total annual fund operating  1.45%
                              expenses
EUROPE FUND                   Management fee               0.60%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.36%
                              Total annual fund operating  0.96%
                              expenses
EUROPE CAPITAL APPRECIATION   Management fee               0.66%
FUND
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.41%
                              Total annual fund operating  1.07%
                              expenses
HONG KONG AND CHINA FUND      Management fee               0.73%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.61%
                              Total annual fund operating  1.34%
                              expensesA
JAPAN FUND                    Management fee               0.86%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.38%
                              Total annual fund operating  1.24%
                              expenses
JAPAN SMALLER COMPANIES FUND  Management fee               0.72%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.35%
                              Total annual fund operating  1.07%
                              expensesA
LATIN AMERICA FUND            Management fee               0.73%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.59%
                              Total annual fund operating  1.32%
                              expenses
NORDIC FUND                   Management fee               0.73%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.54%
                              Total annual fund operating  1.27%
                              expensesA
PACIFIC BASIN FUND            Management fee               0.92%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.45%
                              Total annual fund operating  1.37%
                              expenses
SOUTHEAST ASIA FUND           Management fee               0.89%
                              Distribution and Service     None
                              (12b-1) fee
                              Other expenses               0.57%
                              Total annual fund operating  1.46%
                              expenses
A FMR HAS VOLUNTARILY AGREED TO REIMBURSE HONG KONG AND CHINA FUND,
JAPAN SMALL   ER     COMPANIES FUND,    AND     NORDIC FUND TO THE
EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES,
SECURITIES LENDING    COSTS    , BROKERAGE COMMISSIONS AND
EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED 2.00%. THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.
A portion of the brokerage commissions that a fund pays is used to
reduce that fund's expenses. In addition,    through arrangements with
each     fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and
transfer agent expenses.    Including these reductions, the total fund
operating expenses would have been:
CANADA FUND                   1.06%
EMERGING MARKETS FUND         1.42%
EUROPE FUND                   0.89%
EUROPE CAPITAL APPRECIATION   0.97%
FUND
HONG KONG AND CHINA FUND      1.32%
JAPAN FUND                    1.23%
LATIN AMERICA FUND            1.30%
NORDIC FUND                   1.23%
PACIFIC BASIN FUND            1.36%
SOUTHEAST ASIA FUND           1.43%
This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
CANADA FUND                   1 year    $ 421
                              3 years   $ 676
                              5 years   $ 950
                              10 years  $ 1,733
EMERGING MARKETS FUND         1 year    $ 443
                              3 years   $ 745
                              5 years   $ 1,068
                              10 years  $ 1,983
EUROPE FUND                   1 year    $ 395
                              3 years   $ 597
                              5 years   $ 815
                              10 years  $ 1,443
EUROPE CAPITAL APPRECIATION   1 year    $ 406
FUND
                              3 years   $ 630
                              5 years   $ 872
                              10 years  $ 1,566
HONG KONG AND CHINA FUND      1 year    $ 432
                              3 years   $ 712
                              5 years   $ 1,012
                              10 years  $ 1,864
JAPAN FUND                    1 year    $ 423
                              3 years   $ 682
                              5 years   $ 961
                              10 years  $ 1,755
JAPAN SMALLER COMPANIES FUND  1 year    $ 406
                              3 years   $ 630
                              5 years   $ 872
                              10 years  $ 1,566
LATIN AMERICA FUND            1 year    $ 430
                              3 years   $ 706
                              5 years   $ 1,002
                              10 years  $ 1,843
NORDIC FUND                   1 year    $ 425
                              3 years   $ 691
                              5 years   $ 976
                              10 years  $ 1,788
PACIFIC BASIN FUND            1 year    $ 435
                              3 years   $ 721
                              5 years   $ 1,027
                              10 years  $ 1,897
SOUTHEAST ASIA FUND           1 year    $ 444
                              3 years   $ 748
                              5 years   $ 1,073
                              10 years  $ 1,994
   FUND BASICS
INVESTMENT DETAILS
INVESTMENT OBJECTIVE
CANADA FUND seeks growth of capital over the long term.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Canada or are registered in Canadian markets. FMR may also invest the fund's assets in U.S. issuers. FMR normally invests the fund's assets primarily in common stocks.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
EMERGING MARKETS FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers in emerging markets. Countries with emerging markets include those that have an emerging stock market as defined by
the International Finance Corporation    and     those with low- to
middle-income economies according to the World Bank. FMR expects to emphasize countries with relatively low gross national product per capita compared to the world's major economies and countries with the potential for rapid economic growth. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
EUROPE FUND seeks growth of capital over the long term.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
HONG KONG AND CHINA FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Hong Kong and Chinese issuers. Currently, FMR anticipates that most of the fund's investments will be in Hong Kong issuers. FMR normally invests the fund's assets primarily in common stocks.
FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Hong Kong and Chinese market as
a whole, as    represented by an index determined by FMR to be an
appropriate measure of the market. FMR intends to measure the percentage of the index represented by each industry no less
frequently than once per month.     As of October 31, 1999, banks
accounted for approximately    35    % of the Hang Seng Index.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
JAPAN FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Japanese issuers. FMR normally invests the fund's assets primarily in common stocks.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
JAPAN SMALL   ER     COMPANIES FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in
securities of Japanese issuers with small   er     market
capitalizations. Small   er     market capitalization issuers are
those whose market capitalization is similar to the market capitalization of companies in the Tokyo Stock Exchange (TSE) Second
Section Index or the JASDAQ Stock Index at the time of the fund's investment. Issuers whose capitalization no longer meets this definition after purchase continue to be considered to have a
small   er     market capitalization for purposes of the 65% policy.
As of October 31, 1999, the TSE Second Section Index included
companies with capitalizations between $   1.9     billion and
$   93.7     million and the JASDAQ Stock Index included companies
with capitalizations between $   1.3     billion and $   13.5
million. The size of companies in these indexes changes with market conditions and the composition of the indexes. FMR may also invest the fund's assets in Japanese issuers with larger market capitalizations and in non-Japanese issuers. FMR normally invests the fund's assets primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
LATIN AMERICA FUND seeks high total investment return.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Latin American issuers. Latin America includes Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Panama and Venezuela. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Latin American countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Latin America as a whole.
FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Latin American market as a
whole, as    represented by an index determined by FMR to be an
appropriate measure of the market. FMR intends to measure the percentage of the index represented by each industry no less
frequently than once per month    . As of October 31, 1999, telephone
companies accounted for approximately    27    % of the Morgan Stanley
Capital International    Emerging Markets Free -     Latin America
Index.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
NORDIC FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Danish, Finnish, Norwegian and Swedish issuers. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Nordic countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Nordic region as a whole. FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Nordic market as a whole, as represented by an index determined by FMR to be an appropriate measure of the market. FMR intends to measure the percentage of the index represented by each industry no less frequently than once per
month    . As of October 31, 1999, communications companies accounted
for approximately    43    % of the FT/S&P-Actuaries World Nordic
Index.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
PACIFIC BASIN FUND seeks growth of capital over the long-term. PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in the Pacific Basin. The Pacific Basin includes Australia, Hong Kong, Indonesia, Japan, South Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Pacific Basin countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
SOUTHEAST ASIA FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of Southeast Asian issuers. Southeast Asia includes Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.
FMR normally diversifies the fund's investments across different Southeast Asian countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS
Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates each fund's investments in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. Because FMR may invest a significant percentage of the assets of each of Hong Kong and China Fund, Latin America Fund, and Nordic Fund in certain industries, the fund's performance could be affected to the extent that the particular industry or industries in which the fund invests are sensitive to adverse changes in economic or political conditions. In addition, because FMR may invest a significant percentage of the
assets of each of Hong Kong and China Fund, Japan Small   er
Companies Fund, and Nordic Fund in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors can significantly affect a fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In
the short        term, equity prices can fluctuate dramatically in
response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest, or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.
ASIA. Asia includes countries in all stages of economic development, from the highly developed economy of Japan to the emerging market economy of the People's Republic of China. Most Asian economies are characterized by over-extension of credit, currency devaluations
and restrictions    , rising unemployment,    high inflation,
    decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in each Asian country have suffered significant downturns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.
The AUSTRALIA AND NEW ZEALAND economies are dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources.
The HONG KONG AND CHINESE economies are dependent on the economies of other Asian countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. A small number of companies and industries, including
the banking    industry    , represent a large portion of the market
in Hong Kong. The banking    industry     can be significantly
affected by interest rate and currency fluctuations, changes in market regulation, and political and economic developments in the Asian region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Changes in government policy could significantly affect the markets in both countries.
The JAPANESE economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors,
and consistent government policy.    The United States is Japan's
largest single trading partner, but close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia.
The SOUTHEAST ASIA economies are generally in recessions. Many of
their economies are characterized by    high inflation,
undeveloped financial services sectors   ,     and heavy reliance on
international trade. Currency devaluations    or restrictions    ,
political and social instability, and general economic conditions have resulted in significant market downturns and volatility. A small number of companies and industries represent a large portion of the market in many Southeast Asian countries.
CANADA. The Canadian and U.S. economies are closely integrated.    The
United States is Canada's largest trading partner and foreign investor. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas,
and hydroelectricity. The     Canadian economy is very dependent on
the demand, supply and price of natural resources   , and     the
Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.
EUROPE. Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU) and many are also members of the EMU, which requires compliance with restrictions on inflation rates, deficits and debt
levels.    Unemployment in Europe is historically high.     Many
Eastern European countries continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. The tight fiscal and monetary controls necessary to join the EMU can significantly affect every country in Europe.
The NORDIC economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland, Denmark, and Sweden have resulted in reduced government spending and higher unemployment. Norway has elected not to join the EU and the EMU and, as a result, has more flexibility to pursue different fiscal and economic goals. In addition, a small number of companies and industries, including the communications industry, represent a large portion of the market in each of Denmark, Finland, Norway, and Sweden. The communications industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold.
LATIN AMERICA. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation, and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the
entire region.    Because commodities such as agricultural products,
minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.
Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. A small number of companies and industries, including the telephone industry, represent a large portion of the market in many Latin American countries. The telephone industry can be significantly affected by increasing competition, government regulation, and financing difficulties.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.
SMALL CAP INVESTING. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective. FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
CANADA FUND seeks growth of capital over the long term through investments in securities of issuers that have their principal activities in Canada or are registered in Canadian markets.
EMERGING MARKETS FUND seeks capital appreciation.
EUROPE FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in Europe.
EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation. HONG KONG AND CHINA FUND seeks long-term growth of capital.
JAPAN FUND seeks long-term growth of capital.
JAPAN SMALL   ER     COMPANIES FUND seeks long-term growth of capital.
LATIN AMERICA FUND seeks high total investment return.
NORDIC FUND seeks long-term growth of capital.
PACIFIC BASIN FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in the Pacific Basin.
SOUTHEAST ASIA FUND seeks capital appreciation.
VALUING SHARES
Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.
Each fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.
   SHAREHOLDER INFORMATION
BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web site and phone numbers:
(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST SM), 1-800-544-5555.
(small solid bullet) For    exchanges, redemptions, and account
assistance, 1-800-544-6666    .
(small solid bullet) For mutual fund an   d brokerage information,
1-800-544-6666.
(small solid bullet)    For retirement information    ,
1-800-544-4774.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587
You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
   WAYS TO SET UP YOUR ACCOUNT
   INDIVIDUAL OR JOINT TENANT
   FOR YOUR GENERAL INVESTMENT NEEDS
   RETIREMENT
   FOR TAX-ADVANTAGED RETIREMENT SAVINGS
   (solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
   (solid bullet) ROLLOVER IRAS
   (solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED
PLANS
   (solid bullet) KEOGH PLANS
   (solid bullet) SIMPLE IRAS
   (solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
   (solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
   (solid bullet) 403(B) CUSTODIAL ACCOUNTS
   (solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)
   GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
   TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
   TRUST
   FOR MONEY BEING INVESTED BY A TRUST
   BUSINESS OR ORGANIZATION
   FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR OTHER GROUPS
BUYING SHARES
The price to buy one share of each fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.
If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.
The offering price of each fund is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.
Your shares will be bought at the next offering price or NAV, as applicable, calculated after your investment is received in proper form.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
MINIMUMS
TO OPEN AN ACCOUNT                        $2,500
For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT                      $250
Through regular investment plans          $100
MINIMUM BALANCE                           $2,000
For certain Fidelity retirement accountsA $500
A FIDELITY TRADITIONAL IRA, ROTH IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH
ACCOUNTS.
There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory Services SM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.
In addition, each fund may waive or lower purchase minimums in other circumstances.
KEY INFORMATION
PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.
INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.
MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.
IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.
WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.
AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.
SELLING SHARES
The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.
Each fund will deduct a short-term trading fee of 1.50% (1.00% for Europe Fund, Europe Capital Appreciation Fund and Pacific Basin Fund) from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the
last    15 or     30        days   , depending on your account;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if    FMR     determines it
is in the best interests of a fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
KEY INFORMATION
PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.
                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.
                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.
INTERNET www.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.
                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.
MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.
                            RETIREMENT ACCOUNT
                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Call
                            1-800-544-6666 to request one.
                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.
                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.
                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.
                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.
IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.
                            RETIREMENT ACCOUNT
                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Visit a
                            Fidelity Investor Center to
                            request one. Call
                            1-800-544-9797 for the
                            center nearest you.
                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.
                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.
                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.
                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.
AUTOMATICALLY               (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your account.
EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The funds may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT
BUILDER TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO A
FIDELITY FUND.
MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Monthly or quarterly          (small solid bullet) To set
                                                             up for a new account,
                                                             complete the appropriate
                                                             section on the fund
                                                             application.
                                                             (small solid bullet) To set
                                                             up for existing accounts,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's Web site for an
                                                             application.
                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             investment date.
DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A
MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Every pay period              (small solid bullet) To set
                                                             up for a new account, check
                                                             the appropriate box on the
                                                             fund application.
                                                             (small solid bullet) To set
                                                             up for an existing account,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's Web site for an
                                                             authorization form.
                                                             (small solid bullet) To make
                                                             changes you will need a new
                                                             authorization form. Call
                                                             1-800-544-6666 or visit
                                                             Fidelity's Web site to
                                                             obtain one.
A BECAUSE THEIR SHARE PRICES
FLUCTUATE, THESE FUNDS MAY
NOT BE APPROPRIATE CHOICES
FOR DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.
FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.
MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Monthly, bimonthly,           (small solid bullet) To set
                               quarterly, or annually        up, call 1-800-544-6666
                                                             after both accounts are
                                                             opened.
                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             exchange date.
PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.
FREQUENCY                      PROCEDURES
Monthly                        (small solid bullet) To set
                               up, call 1-800-544-6666.
                               (small solid bullet) To make
                               changes, call Fidelity at
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               withdrawal date.
                               (small solid bullet) Because
                               of the funds' front-end
                               sales charge, you may not
                               want to set up a systematic
                               withdrawal program when you
                               are buying the funds' shares
                               on a regular basis.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
   WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.
   (small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
   (small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
   FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.
   (small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
   (small solid bullet) Most transfers are complete within three business days of your call.
   (small solid bullet) Minimum purchase: $100
   (small solid bullet) Maximum purchase: $100,000
   FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
   CALL 1-800-544-0240 OR VISIT FIDELITY'S WEB SITE FOR MORE
INFORMATION.
   (small solid bullet) For account balances and holdings;
   (small solid bullet) To review recent account history;
   (small solid bullet) For mutual fund and brokerage trading; and (small solid bullet) For access to research and analysis tools. FIDELITY ONLINE TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
   (small solid bullet) For account balances and holdings;
   (small solid bullet) To review recent account history;
   (small solid bullet) To obtain quotes;
   (small solid bullet) For mutual fund and brokerage trading; and (small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.
   FAST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE USING TOUCH TONE OR SPEECH RECOGNITION.
   CALL 1-800-544-5555.
   (small solid bullet) For account balances and holdings;
   (small solid bullet) For mutual fund and brokerage trading;
   (small solid bullet) To obtain quotes;
   (small solid bullet) To review orders and mutual fund activity;
and
   (small solid bullet) To change your personal identification number
(PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.
Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
Each fund normally pays dividends and capital gain distributions in
December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the
U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of
short-term capital gains are taxable to you as ordinary income   ,
while each     fund's distributions of long-term capital gains are
taxable to you generally as capital gains.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.
   FUND SERVICES
FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders'
money and invests it toward a specified goal.
FMR is each fund's manager.
As of    March 25, 1999    , FMR had approximately $   521.7
billion in discretionary assets under management.
As the manager, FMR is responsible for choosing each fund's
investments and handling its business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund.
As of    September 28, 1999    , FIIA had approximately $   3.6
billion     in discretionary assets under management. Currently, FIIA
is primarily responsible for choosing investments for Southeast Asia Fund and Hong Kong and China Fund. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan
Fund, Japan Small   er     Companies Fund, Latin America Fund, Nordic
Fund, and Pacific Basin Fund.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for
each fund. As of    September 28, 1999    , FIIA(U.K.)L had
approximately $   2.6 billion     in discretionary assets under
management. Currently, FIIA(U.K.)L is primarily responsible for choosing investments for Emerging Markets Fund, Europe Fund, and
Nordic Fund. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan
Small   er     Companies Fund, Latin America Fund, Pacific Basin Fund,
and Southeast Asia Fund.
(small solid bullet) Fidelity Investment   s     Japan L   imite    d
(FIJ), in Tokyo, Japan, serves as a sub-adviser for    each fund    .
As of    September 28, 1999    , FIJ had approximately $   16.3
billion     in discretionary assets under management. Currently, FIJ
is primarily responsible for choosing investments for Japan Fund and
Japan Small   er     Companies Fund. Currently, FIJ provides
investment research and advice on issuers based outside the United States and may also provide investment advisory services for Emerging Markets Fund, Hong Kong and China Fund, Pacific Basin Fund, and
Southeast Asia Fund.    Effective January 1, 2000, FIJ will provide
investment research and advice on issuers based outside the United States for Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Latin America Fund, and Nordic Fund.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
Stephen Binder is manager of Canada Fund, which he has managed since October 1999. He was associate manager of the fund since July 1998. Previously, he managed other Fidelity funds. Since joining Fidelity in 1989, Mr. Binder has worked as an analyst and manager.
David Stewart is vice president and manager of Emerging Markets Fund, which he has managed since November 1997. Since joining Fidelity in 1994, Mr. Stewart has worked as an analyst and manager for Fidelity International Limited, a sister company of Fidelity Investments. Previously, he was an analyst with James Capel, based in Hong Kong, London and Japan, from 1986 to 1994.
Thierry Serero is manager of Europe Fund, which he has managed since October 1998. He also manages other Fidelity funds. Since joining Fidelity in 1991, he has worked as an analyst, associate manager and portfolio manager.
Kevin McCarey is vice president and manager of Europe Capital Appreciation Fund, which he has managed since December 1993. He also manages other Fidelity funds. Since joining Fidelity 1986, Mr. McCarey has worked as analyst and manager.
Joseph Tse is manager of Hong Kong and China    Fund    , which he has
managed since November 1995. He also manages various funds for
Fidelity International Investment Services, Limited. Since joining Fidelity in 1990, Mr. Tse has worked as an analyst and manager.
Brenda Reed is vice president and manager of Japan    Fund    , which
she has    held     since December 1998. She also manages other
Fidelity funds. Since joining Fidelity in 1992, Ms. Reed has worked as an analyst and manager.
   Kenichi Mizushita is manager of Japan Smaller Companie    s Fund,
which he has managed since December 1996. He also manages several funds for Fidelity International, Limited. Since joining Fidelity in 1985, Mr. Mizushita has worked as a research analyst and manager.
   Patricia Satterthwaite is vice president and lead manager of Latin America Fund, which she has managed since April 1993. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms.
Satterthwaite has worked as an analyst and manager.
   Trygve Toraasen     is manager of    Nordic Fund, which he has
managed since June 1998. He had been associate manager for the fund since October 1997. Mr. Toraasen joined Fidelity in 1994 as research analyst, after receiving his MSBA from the University of Southern California.
William Kennedy is manager of Pacific Basin    Fund    , which he has
managed since December 1998. Previously, he was the associate manager of the fund. Since joining Fidelity in 1994, Mr. Kennedy has worked as an analyst and manager.
Allan Liu is vice president and manager of Southeast Asia    Fund    ,
which he has managed since April 1993. Since joining Fidelity in 1986, Mr. Liu has worked as an analyst, manager and associate director of Fidelity Investment Management Ltd.
From time to time a manager, analyst, or other Fidelity employee may
express views regarding a particular company, security, industry   ,
    or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.
For Emerging Markets Fund, Hong Kong and China Fund, Japan
Small   er     Companies Fund, Latin America Fund, and Nordic Fund,
the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
For Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund, the fee is
determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well Canada Fund has performed relative to the Toronto Stock Exchange (TSE) 300, Europe Fund has performed relative to the Morgan Stanley Capital International Europe Index, Europe Capital Appreciation Fund has performed relative to the Morgan Stanley Capital International Europe Index, Japan Fund has performed relative to the Tokyo Stock Exchange Index, Pacific Basin
Fund has performed relative to the Morgan Stanley Capital
International Pacific Index, and Southeast Asia Fund has performed
relative to the Morgan Stanley Capital International    AC (All
Country)     Far East Free ex Japan Index.
MANAGEMENT FEE  =  BASIC FEE  +/-  PERFORMANCE ADJUSTMENT
The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1999, the group fee rate was    0.2805% for each fund    .
The individual fund fee rate is    0.45    %    for each fund.
The basic fee for Canada Fund, Europe Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund for the fiscal year ended October 31,
1999 was    0.73    % of the fund's average net assets.    The basic
fee for Europe Capital Appreciation Fund for the fiscal year ended
October 31, 1999 was 0.74% of the fund's average net asse    ts.
The performance adjustment rate is calculated monthly by comparing over the performance period Canada Fund's performance to that of the Toronto Stock Exchange (TSE) 300, Europe Fund's performance to that of the Morgan Stanley Capital International Europe Index, Europe Capital Appreciation Fund's performance to that of the Morgan Stanley Capital International Europe Index, Japan Fund's performance to that of the Tokyo Stock Exchange Index, Pacific Basin Fund's performance to that of the Morgan Stanley Capital International Pacific Index, and
Southeast Asia Fund's performance to that of the Morgan Stanley
Capital International    AC (All Country)     Far East Free ex Japan
Index.
For Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund, the performance period is the most recent 36-month period.
The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
The total management fee for the fiscal year ended October 31,
1999   , as a percentage of each fund's average net assets, is listed in the following table:
Fund                          Management Fee
Canada Fund                   0.32%
Emerging Markets Fund         0.73%
Europe Fund                   0.60%
Europe Capital Appreciation   0.66%
Fund
Hong Kong and China Fund      0.73%
Japan Fund                    0.86%
Japan Smaller Companies Fund  0.72%
Latin America Fund            0.73%
Nordic Fund                   0.73%
Pacific Basin Fund            0.92%
Southeast Asia Fund           0.89%
FMR pays FMR U.K., FMR Far East, and FIIA for providing
   sub-    advisory services, and FIIA in turn pays FIIA(U.K.)L.
FMR or FMR Far East pays FIJ for providing sub-advisory services.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
arrangements,    which     may be discontinued by FMR at any time, can
decrease a fund's expenses and boost its performance.
FUND DISTRIBUTION
FDC distributes each fund's shares.
You may pay a sales charge when you buy your shares.
FDC collects the sales charge.
Each fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.
                    SALES CHARGE
RANGES              AS A % OF OFFERING PRICE  AS AN APPROXIMATE % OF NET
                                              AMOUNT INVESTED
$0 - 249,999        3.00%                     3.09%
$250,000 - 499,999  2.00%                     2.04%
$500,000 - 999,999  1.00%                     1.01%
$1,000,000 OR MORE  NONE                      NONE
FDC may pay a portion of sales charge proceeds to securities dealers who have sold a fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.
The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds from a transaction in a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. As a participant in The CORPORATEplan for Retirement Program when shares are bought through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
A fund's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account bought with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of
Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you buy shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).
5. If you are an investor participating in the Fidelity Trust
Portfolios program.
6. To shares bought by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager.
7. To shares bought through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or
other employee of a qualified recipient, as defined on page    57    .
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) buying for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares bought directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department buying for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares bought either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
More detailed information about waivers: (1), (2), (5), (9), and (10)
is contained in the statement of additional information (SAI). A representative of your plan or organization should call Fidelity for more information.
To qualify for a sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
To receive sales concessions and waivers, qualified recipients must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.
   APPENDIX
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost)
on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by
   P    ricewaterhouseCoopers LLP (for Canada Fund, Emerging Markets
Fund, Europe Fund, Hong Kong and China Fund, Japan Fund, Japan
Small   er     Companies Fund, Latin America Fund, Nordic Fund,
Pacific Basin Fund, and Southeast Asia Fund) and Deloitte & Touche
   L    LP (1999 annual information only for Europe Capital
Appreciation Fund), independent accountants, whose reports, along with each fund's financial highlights and financial statements, are
   i    n   c    luded in each fund's annual report. Annual
informa   t    ion prior to 1999 was audited by PricewaterhouseCoopers
LLP. A free copy of the annual report is available upon request.
   CANADA FUND

Years ended October 31,          1999      1998       1997      1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 13.14   $ 18.88    $ 21.84   $ 17.55    $ 17.18
period
Income from Investment
Operations
 Net investment income            .04 C     .09 C      .03 C     .08 C      .05
 Net realized and unrealized      2.78      (3.70)     1.39      4.27       .33
gain (loss)
 Total from investment            2.82      (3.61)     1.42      4.35       .38
operations
Less Distributions
 From net investment income       (.07)     (.05)      (.13)     (.08)      (.01)
 From net realized gain           -         (2.08)     (4.29)    -          -
 Total distributions              (.07)     (2.13)     (4.42)    (.08)      (.01)
Redemption fees added to paid     .02       -          .04       .02        -
in capital
Net asset value, end of period   $ 15.91   $ 13.14    $ 18.88   $ 21.84    $ 17.55
TOTAL RETURN A, B                 21.71%    (21.27)%   8.21%     24.99%     2.22%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 43,770  $ 47,422   $ 96,458  $ 129,671  $ 326,763
(000 omitted)
Ratio of expenses to average      1.22%     .94%       .93%      1.01%      1.09% D
net assets
Ratio of expenses to average      1.06% E   .80% E     .92% E    .98% E     1.08% E
net assets after expense
reductions
Ratio of net investment           .26%      .57%       .18%      .40%       .26%
income to average net assets
Portfolio turnover rate           286%      215%       139%      139%       75%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   EMERGING MARKETS FUND

Years ended October 31,          1999       1998       1997       1996         1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 6.74     $ 10.35    $ 16.61    $ 15.14      $ 19.25
period
Income from Investment
Operations
 Net investment income            .07 C      .09 C      .15 C      .12 C        .05
 Net realized and unrealized      2.53       (3.47)     (6.17)     1.60         (4.13)
gain (loss)
 Total from investment            2.60       (3.38)     (6.02)     1.72         (4.08)
operations
Less Distributions
 From net investment income       -          (.08)      (.13)      (.18)        (.04)
 In excess of net investment      -          (.15)      (.12)      (.09)        -
income
 Total distributions              -          (.23)      (.25)      (.27)        (.04)
Redemption fees added to paid     .01        -          .01        .02          .01
in capital
Net asset value, end of period   $ 9.35     $ 6.74     $ 10.35    $ 16.61      $ 15.14
TOTAL RETURN A, B                 38.72%     (33.23)%   (36.74)%   11.69%       (21.17)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 402,392  $ 270,709  $ 499,168  $ 1,263,164  $ 1,095,583
(000 omitted)
Ratio of expenses to average      1.45%      1.59%      1.36%      1.30%        1.28%
net assets
Ratio of expenses to average      1.42% D    1.56% D    1.35% D    1.29% D      1.28%
net assets after expense
reductions
Ratio of net investment           .90%       1.01%      .89%       .74%         .46%
income to average net assets
Portfolio turnover rate           94%        87%        69%        77%          78%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   EUROPE FUND

Years ended October 31,          1999         1998         1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 32.82      $ 31.05      $ 27.12    $ 23.51    $ 21.18
period
Income from Investment
Operations
 Net investment income            .25 C        .39 C        .44 C      .30 C      .27
 Net realized and unrealized      3.54         4.10         5.44       4.23       2.37
gain (loss)
 Total from investment            3.79         4.49         5.88       4.53       2.64
operations
Less Distributions
 From net investment income       (.28)        (.39)        (.24)      (.12)      (.20)
 From net realized gain           (2.25)       (2.35)       (1.73)     (.81)      (.11)
 Total distributions              (2.53)       (2.74)       (1.97)     (.93)      (.31)
Redemption fees added to paid     .01          .02          .02        .01        -
in capital
Net asset value, end of period   $ 34.09      $ 32.82      $ 31.05    $ 27.12    $ 23.51
TOTAL RETURN A, B                 12.18%       15.45%       23.35%     20.14%     12.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 1,317,402  $ 1,586,358  $ 916,108  $ 691,762  $ 492,867
(000 omitted)
Ratio of expenses to average      .96%         1.10%        1.19%      1.27%      1.18% D
net assets
Ratio of expenses to average      .89% E       1.09% E      1.18% E    1.27%      1.18%
net assets after expense
reductions
Ratio of net investment           .76%         1.15%        1.53%      1.20%      1.12%
income to average net assets
Portfolio turnover rate           106%         114%         57%        45%        38%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   EUROPE CAPITAL APPRECIATION FUND

Years ended October 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 16.28    $ 16.57    $ 14.07    $ 12.08    $ 11.35
period
Income from Investment
Operations
 Net investment income            .15 C      .15 C      .20 C      .22 D      .23
 Net realized and unrealized      2.20       1.79       3.81       2.00       .50
gain
 Total from investment            2.35       1.94       4.01       2.22       .73
operations
Less Distributions
 From net investment income       -          (.17) E    (.23)      (.23)      -
 From net realized gain           -          (2.08) E   (1.29)     -          -
 Total distributions              -          (2.25)     (1.52)     (.23)      -
Redemption fees added to paid     .01        .02        .01        -          -
in capital
Net asset value, end of period   $ 18.64    $ 16.28    $ 16.57    $ 14.07    $ 12.08
TOTAL RETURN A, B                 14.50%     13.65%     31.57%     18.74%     6.43%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 474,755  $ 650,807  $ 372,049  $ 170,192  $ 194,433
(000 omitted)
Ratio of expenses to average      1.07%      1.12%      1.10%      1.33%      1.36%
net assets
Ratio of expenses to average      .97% F     1.08% F    1.07% F    1.30% F    1.36%
net assets after expense
reductions
Ratio of net investment           .86%       .89%       1.33%      1.66%      1.45%
income to average net assets
Portfolio turnover rate           150%       179%       189%       155%       176%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.04 PER SHARE.
   E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   HONG KONG AND CHINA FUND
Years ended October 31,          1999       1998       1997       1996 E
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.25    $ 11.06    $ 12.97    $ 10.00
period
Income from Investment
Operations
 Net investment income C          .19        .31        .17        .29
 Net realized and unrealized      3.98       (1.10)     (1.95)     2.64
gain (loss)
 Total from investment            4.17       (.79)      (1.78)     2.93
operations
Less Distributions
 From net investment income       (.32)      (.06)      (.14)      (.01)
 From net realized gain           -          -          (.08)      -
 Total distributions              (.32)      (.06)      (.22)      (.01)
Redemption fees added to paid     .05        .04        .09        .05
in capital
Net asset value, end of period   $ 14.15    $ 10.25    $ 11.06    $ 12.97
TOTAL RETURN A, B                 42.44%     (6.85)%    (13.36)%   29.83%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 161,518  $ 140,824  $ 177,416  $ 109,880
(000 omitted)
Ratio of expenses to average      1.34%      1.41%      1.31%      1.62%
net assets
Ratio of expenses to average      1.32% D    1.40% D    1.31%      1.62%
net assets after expense
reductions
Ratio of net investment           1.59%      3.07%      1.18%      2.53%
income to average net assets
Portfolio turnover rate           84%        109%       174%       118%
   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   JAPAN FUND

Years ended October 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.09    $ 11.10    $ 11.68    $ 12.08    $ 14.27
period
Income from Investment
Operations
 Net investment income (loss)     (.07) C    (.04) C    (.06) C    (.02) C    (.02)
 Net realized and unrealized      11.74      (.81)      (.55)      (.40)      (1.89)
gain (loss)
 Total from investment            11.67      (.85)      (.61)      (.42)      (1.91)
operations
Less Distributions
 In excess of net investment      (.03)      (.18)      (.01)      -          -
income
 From net realized gain           -          -          -          -          (.36)
 Total distributions              (.03)      (.18)      (.01)      -          (.36)
Redemption fees added to paid     .04        .02        .04        .02        .08
in capital
Net asset value, end of period   $ 21.77    $ 10.09    $ 11.10    $ 11.68    $ 12.08
TOTAL RETURN A, B                 116.35%    (7.52)%    (4.89)%    (3.31)%    (12.96)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 891,241  $ 265,395  $ 255,555  $ 290,495  $ 343,981
(000 omitted)
Ratio of expenses to average      1.24%      1.49%      1.42%      1.15%      1.15%
net assets
Ratio of expenses to average      1.23% D    1.48% D    1.40% D    1.14% D    1.15%
net assets after expense
reductions
Ratio of net investment           (.47)%     (.37)%     (.54)%     (.12)%     (.06)%
income (loss) to average net
assets
Portfolio turnover rate           79%        62%        70%        83%        86%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   JAPAN SMALLER COMPANIES FUND
Years ended October 31,          1999         1998      1997       1996 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 6.01       $ 6.47    $ 9.13     $ 10.00
period
Income from Investment
Operations
 Net investment income (loss)     (.03)        (.01)     (.03)      (.03)
C
 Net realized and unrealized      14.45        (.45)     (2.63)     (.87)
gain (loss)
 Total from investment            14.42        (.46)     (2.66)     (.90)
operations
Less Distributions
 In excess of net investment      -            (.01)     (.01)      -
income
 From net realized gain           -            -         (.03)      -
 Total distributions              -            (.01)     (.04)      -
Redemption fees added to paid     .13          .01       .04        .03
in capital
Net asset value, end of period   $ 20.56      $ 6.01    $ 6.47     $ 9.13
TOTAL RETURN A, B                 242.10%      (6.94)%   (28.80)%   (8.70)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 1,780,012  $ 99,987  $ 84,274   $ 105,664
(000 omitted)
Ratio of expenses to average      1.07%        1.23%     1.35%      1.34%
net assets
Ratio of expenses to average      1.07%        1.23%     1.34% E    1.34%
net assets after expense
reductions
Ratio of net investment           (.22)%       (.20)%    (.46)%     (.32)%
income (loss) to average net
assets
Portfolio turnover rate           39%          39%       101%       66%
   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 1996.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   LATIN AMERICA FUND

Years ended October 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.73    $ 15.51    $ 12.59    $ 9.75     $ 16.21
period
Income from Investment
Operations
 Net investment income            .18 C      .22 C, D   .20 C      .22        .04
 Net realized and unrealized      1.61       (4.81)     2.92       2.72       (6.52)
gain (loss)
 Total from investment            1.79       (4.59)     3.12       2.94       (6.48)
operations
Less Distributions from net       (.25)      (.20)      (.23)      (.12)      -
investment income
Redemption fees added to paid     .04        .01        .03        .02        .02
in capital
Net asset value, end of period   $ 12.31    $ 10.73    $ 15.51    $ 12.59    $ 9.75
TOTAL RETURN A, B                 17.46%     (30.01)%   25.42%     30.69%     (39.85)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 307,336  $ 332,240  $ 808,542  $ 557,889  $ 466,289
(000 omitted)
Ratio of expenses to average      1.32%      1.34%      1.30%      1.32%      1.41%
net assets
Ratio of expenses to average      1.30% E    1.33% E    1.29% E    1.32%      1.41%
net assets after expense
reductions
Ratio of net investment           1.55%      1.49%      1.19%      1.48%      .97%
income to average net assets
Portfolio turnover rate           49%        31%        64%        70%        57%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.06 PER SHARE.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   NORDIC FUND
Years ended October 31,          1999       1998       1997      1996 E
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 16.26    $ 15.94    $ 12.77   $ 10.00
period
Income from Investment
Operations
 Net investment income C          .07        .03        .10       .17 D
 Net realized and unrealized      6.14       1.46       3.19      2.57
gain (loss)
 Total from investment            6.21       1.49       3.29      2.74
operations
Less Distributions
 From net investment income       -          (.07)      (.05)     -
 From net realized gain           -          (1.18)     (.10)     -
 Total distributions              -          (1.25)     (.15)     -
Redemption fees added to paid     .02        .08        .03       .03
in capital
Net asset value, end of period   $ 22.49    $ 16.26    $ 15.94   $ 12.77
TOTAL RETURN A, B                 38.31%     10.99%     26.24%    27.70%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 111,388  $ 101,858  $ 73,278  $ 30,871
(000 omitted)
Ratio of expenses to average      1.27%      1.35%      1.42%     2.00% F
net assets
Ratio of expenses to average      1.23% G    1.35%      1.42%     2.00%
net assets after expense
reductions
Ratio of net investment           .37%       .20%       .67%      1.52%
income to average net assets
Portfolio turnover rate           70%        69%        74%       35%
   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.16 PER SHARE.
   E FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   PACIFIC BASIN FUND

Years ended October 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 11.89    $ 13.41    $ 14.65    $ 14.88    $ 19.96
period
Income from Investment
Operations
 Net investment income (loss)     (.04)      (.02)      (.01)      .05        .07
C
 Net realized and unrealized      10.62      (1.26)     (1.16)     (.29)      (3.12)
gain (loss)
 Total from investment            10.58      (1.28)     (1.17)     (.24)      (3.05)
operations
Less Distributions
 From net investment income       -          -          (.01)      -          -
 In excess of net investment      (.02)      (.25)      (.07)      -          (.02)
income
 From net realized gain           -          -          -          -          (2.02)
 Total distributions              (.02)      (.25)      (.08)      -          (2.04)
Redemption fees added to paid     .03        .01        .01        .01        .01
in capital
Net asset value, end of period   $ 22.48    $ 11.89    $ 13.41    $ 14.65    $ 14.88
TOTAL RETURN A, B                 89.36%     (9.52)%    (7.97)%    (1.55)%    (15.87)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 659,881  $ 195,464  $ 239,517  $ 572,150  $ 317,635
(000 omitted)
Ratio of expenses to average      1.37%      1.73%      1.32%      1.26%      1.32% D
net assets
Ratio of expenses to average      1.36% E    1.72% E    1.31% E    1.24% E    1.32%
net assets after expense
reductions
Ratio of net investment           (.24)%     (.16)%     (.04)%     .30%       .44%
income (loss) to average net
assets
Portfolio turnover rate           101%       57%        42%        85%        65%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   SOUTHEAST ASIA FUND

Years ended October 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 8.13     $ 9.55     $ 14.69    $ 13.88    $ 14.61
period
Income from Investment
Operations
 Net investment income            .03 C      .09 C      .04 C, E   .14 C      .15
 Net realized and unrealized      3.97       (1.48)     (4.62)     .87        (.91)
gain (loss)
 Total from investment            4.00       (1.39)     (4.58)     1.01       (.76)
operations
Less Distributions
 From net investment income       (.02)      (.05)      (.10)      (.23)      -
 In excess of net investment      -          -          (.07)      -          -
income
 From net realized gain           -          -          (.40)      -          -
 Total distributions              (.02)      (.05)      (.57)      (.23)      -
Redemption fees added to paid     .04        .02        .01        .03        .03
in capital
Net asset value, end of period   $ 12.15    $ 8.13     $ 9.55     $ 14.69    $ 13.88
TOTAL RETURN A, B                 49.80%     (14.44)%   (32.48)%   7.59%      (5.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 360,682  $ 223,339  $ 278,847  $ 755,346  $ 649,868
(000 omitted)
Ratio of expenses to average      1.46%      1.83%      1.32%      1.13%      1.10%
net assets
Ratio of expenses to average      1.43% D    1.79% D    1.32%      1.12% D    1.10%
net assets after expense
reductions
Ratio of net investment           .28%       1.07%      .22%       .95%       .90%
income to average net assets
Portfolio turnover rate           93%        95%        141%       102%       94%

   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER SHARE.
You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's Web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-4008.
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity
Investments, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.
FAST and Portfolio Advisory Services are service marks of FMR Corp.
1.538563.102 TIF-pro-1299
FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE
FUND,
FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY HONG KONG AND
CHINA FUND, FIDELITY JAPAN FUND,
FIDELITY JAPAN SMA   LLER     COMPANIES FUND (FORMERLY, JAPAN SMALL
COMPANIES FUND), FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, AND FIDELITY SOUTHEAST ASIA FUND
FUNDS OF FIDELITY INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 29, 1999
This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.
To obtain a free additional copy of the prospectus, dated December 29, 1999, or an annual report, please call Fidelity(registered trademark)
at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.
TABLE OF CONTENTS               PAGE
Investment Policies and         46
Limitations
Special Considerations          58
Regarding Canada
Special Considerations          58
Regarding Europe
Special Considerations          59
Regarding Japan
Special Considerations          60
Regarding Asia Pacific
Region (ex Japan)
Special Considerations          60
Regarding Latin America
Special Considerations          61
Regarding Russia
Special Considerations          61
Regarding Africa
Portfolio Transactions          61
Valuation                       69
Performance                     70
Additional Purchase, Exchange   98
and Redemption Information
Distributions and Taxes         99
Trustees and Officers           99
Control of Investment Advisers  104
Management Contracts            105
Distribution Services           113
Transfer and Service Agent      118
Agreements
Description of the Trust        120
Financial Statements            120
Appendix                        120
(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109
TIF-ptb-1299
1.538868.102
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the
1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF CANADA FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 86.
For purposes of investing at least 65% of the fund's total assets in securities of issuers that have their principal activities in Canada or are registered in Canadian markets, FMR interprets "total assets"
to exclude collateral received for securities lending transactions. INVESTMENT LIMITATIONS OF EMERGING MARKETS FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 88.
For purposes of investing at least 65% of the fund's total assets in securities of issuers in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF EUROPE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 89.
The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(iv) of the 1940 Act.
For purposes of investing at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF EUROPE CAPITAL APPRECIATION FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 90.
For purposes of investing at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF HONG KONG AND CHINA FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Hong Kong and Chinese market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Hong Kong and Chinese market;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax
requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 91.
For purposes of investing at least 65% of the fund's total assets in securities of Hong Kong and Chinese issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF JAPAN FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 92.
The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(iv) of the 1940 Act.
For purposes of investing at least 65% of the fund's total assets in securities of Japanese issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF JAPAN SMA   LLER     COMPANIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax
requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 94.
For purposes of investing at least 65% of the fund's total assets in
securities of Japanese issuers w   ith smaller     market
capitalizations, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF LATIN AMERICA FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Latin American market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Latin American market;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 95.
For purposes of investing at least 65% of the fund's total assets in securities of Latin American issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions. INVESTMENT LIMITATIONS OF NORDIC FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Nordic market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Nordic market;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax
requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 96.
For purposes of investing at least 65% of the fund's total assets in securities of Danish, Finnish, Norwegian, and Swedish issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF PACIFIC BASIN FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 97.
For purposes of investing at least 65% of the fund's total assets in securities of issuers that have their principal activities in the Pacific Basin, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF SOUTHEAST ASIA FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 98.
The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(iv) of the 1940 Act.
For purposes of investing at least 65% of the fund's total assets in securities of Southeast Asian issuers, FMR interprets "total assets"
to exclude collateral received for securities lending transactions.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the 1940 Act. These
transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the
quality, maturi   ty,     and diversification of their investments.
COMMON STOCK represents an equity or ownership interest in an issuer.
In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their
"conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
COUNTRIES NOT CONSIDERED TO HAVE EMERGING MARKETS. As of October 31, 1999, the following countries are not considered to have emerging markets: Australia, Austria, Belgium, Canada, Denmark, Finland,
France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign
currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge,"
would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security
back to    the     original seller at an agreed-upon price in either
U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put
and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
Futures may be based on foreign indexes such as the CAC 40 (France),
DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an
FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for
U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading
Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c)
purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S.
dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees,
FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
ISSUER LOCATION. FMR determines where an issuer or its principal activities are located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. PREFERRED STOCK represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(   NYSE    ) and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.
Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities
convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or
rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S.
Government.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS REGARDING CANADA
POLITICAL. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of
Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.
ECONOMIC. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.
In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the
United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.
CURRENCY. For U.S. investors, investing in any foreign currency entails an additional risk that is not faced when investing in the domestic market. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.
SPECIAL CONSIDERATIONS REGARDING EUROPE
On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union
(EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro bank- notes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank.
While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy.
POLITICAL. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.
At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.
In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.
ECONOMIC. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastrich treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro, such as Greece, risk being left farther behind.
FOREIGN TRADE. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.
CURRENCY. For U.S. investors, investing in any foreign currency entails an additional risk that is not faced when investing in the domestic market. However, investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been the case in the first six months of 1999, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.
GERMANY. The German economy is heavily industrialized, with a strong emphasis on manufacturing and exports. Therefore, Germany's economic growth is heavily dependent on the prosperity of its trading partners and on currency exchange rates. Germany is closely tied to a number of Eastern European emerging market economies and weakness in these economies will likely dampen demand for German exports. Germany continues to struggle with its incorporation of former East Germany and the country as a whole faces high labor costs and high
unemployment.
FRANCE. In recent years, the country's economic growth has been hit by a series of general strikes. France's strong labor unions reacted negatively to government cuts driven by the country's effort to meet
EMU membership criteria. Recently, unions have demanded a lower retirement age and a shorter work week. Economic growth also is limited by the country's pay-as-you-go pension system; spending on pensions accounts for about 10% of GDP.
NORDIC COUNTRIES. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.
The communications industry comprises a major segment of the Nordic market as a whole, as currently represented by the Financial Times/S&P-Actuaries World Nordic Index. The communications industry has been dominated by companies whose principal business is the development and manufacture of mobile phones, networks and systems for cellular and fixed networks. These companies have attainted a major share of the world's wireless phone market in a highly competitive global marketplace. The pace of technological innovation in the communications industry has been rapid and communications companies continually face the risk that their products will be made obsolete.
To maintain their competitive edge, communications equipment companies have been acquiring companies that offer new technologies, such as Internet equipment developers, or have allied with other top information technology businesses. These acquisitions and alliances can substantially alter the relative competitive position of a communications company. Multiple digital standards create confusion and technical difficulties in penetrating markets, which can force carriers to price their services aggressively and cut profit margins in an attempt to accelerate demand. Oversupply of handsets has been a frequent problem in the cellular industry as demand fails to meet projections or new product innovations make older models less attractive to buyers. Excess capacity could drive down pricing and slow revenue growth. Because emerging markets have accounted for 25%
to 30% of the market for cellular handsets, with China accounting for as much as 15% of the total, the communications industry can be vulnerable to any economic or currency weakness or political instability in these countries.
UNITED KINGDOM. The United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to joining the euro. While the UK views independence from the EMU as a competitive advantage, the country may not benefit from its independence if economic conditions on the continent improve. If the continental European stock markets make more compelling prospects for economic growth, there is concern that the UK market may lag its European counterparts.
EASTERN EUROPE. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western
Europe.
The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.
SPECIAL CONSIDERATIONS REGARDING JAPAN
Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.
ECONOMIC. Since Japan's bubble economy collapsed eight years ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.
The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. FOREIGN TRADE. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past two years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Much of Japan's hopes for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.
NATURAL RESOURCE DEPENDENCY. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.
NATURAL DISASTERS. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.
SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)
Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.
ECONOMIC. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.
CURRENCY. For U.S. investors, investing in any currency entails an additional risk that is not faced when investing in the domestic market. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.
NATURAL DISASTERS. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industry.
CHINA AND HONG KONG. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial and monetary systems that allow economic freedom and market expansion.
The banking industry    comprises     a major segment of the Hong Kong
and Chinese market as a whole, as currently represented by the Hang
Seng Index. In recent years, Hong Kong has been subjected to speculative attacks on its currency, which have sent interest rates soaring and its stock markets into sharp declines. Companies in the
banking    industry     are particularly sensitive to interest rate
fluctuations, and, if the government continues its U.S. dollar peg policy, it risks further attacks on its currency and possible upward pressure on interest rates. While the Hong Kong Stock Exchange has implemented an electronic order-matching system that has virtually eliminated front running by brokers, there are still no specific regulations against insider trading. Small, often family-run brokerages sometimes wield undue influence or veto power over the largest overseas investment banks operating in the market, and the Exchange has been criticized for giving low priority to investor
protection.    The banking industry in the Hong Kong and Chinese
market has not been immune to economic and currency turmoil that has periodically engulfed its Asian neighbors, and any future disruptions in the Asian region could have a derivative effect on this currency and interest rate sensitive industry.
SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA
As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.
The telephone company industry comprises a major segment of the Latin American market, as a whole as currently represented by the MSCI
Emerging Markets    Free -     Latin America Index. The pace of the
privatization of most of Latin America's telephone companies has been accelerating and is generally expected to ameliorate the industry's worsening infrastructure problems and substantially expand and improve services to the consumer. Following the privatization and breakup of many of Latin America's telecommunications monopolies, telephone companies are now faced with an increasingly competitive operating environment that could substantially affect their profit margins adversely. In addition, because these companies are regulated providers of a highly visible basic service, in a sovereign stress scenario, a company may not be permitted to pass on increased operating expenses or devaluation-related price increases directly and immediately to consumers. Attempts by management to undertake restructuring initiatives, such as cutting employment overhead, could also meet with strong government and union opposition. Latin American countries have periodically experienced sharp economic slowdowns, high interest rates, and spiraling inflation. In this environment, the earnings and profits of telephone companies could be particularly vulnerable. Access to capital could be substantially restricted by the market's reaction to regional or global economic crisis. Because telephone companies issue among Latin America's largest and most liquid stocks, they may be among the first companies whose shares will be sold by foreign investors seeking to repatriate their overseas investments in times of regional or global crisis. Accordingly, shares of telephone companies may be subject to a high degree of price volatility in these situations.
POLITICAL. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed. Also, as has historically been the case, the stock markets may be subject to increased volatility as some countries approach elections: Argentina, Chile, Mexico, and Peru.
SOCIAL UNREST. Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have failed to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.
ECONOMIC. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.
FOREIGN TRADE. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.
CURRENCY. For U.S. investors, investing in any foreign market entails the risk of currency fluctuations; any weakness in the local currency could erode the investment returns to U.S. investors upon currency conversion. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.
SOVEREIGN DEBT. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.
NATURAL RESOURCES DEPENDENCY. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports
- - any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.
NATURAL DISASTERS. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy.
More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.
FINANCIAL REPORTING STANDARDS. As is typical of many emerging markets, many companies in the region are still controlled by families and their associates. Accordingly, these owners may not always act in the best interests of public shareholders. In addition, rules for disclosing financial information are less stringent, which increases the difficulty of accessing reliable and viable information.
SPECIAL CONSIDERATIONS REGARDING RUSSIA
Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries.
Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.
Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis.
Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.
Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
SPECIAL CONSIDERATIONS REGARDING AFRICA
Africa is a highly diverse and politically unstable continent of over
50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.
Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.
Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets. During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problems in all of the countries in the region are the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.
SOUTH AFRICA. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 19th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction;
the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods ended October 31, 1999 and 1998, the portfolio turnover rates for each fund are presented in the table below. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.
Turnover Rates                1999   1998
Canada Fund                    286%   215%
Emerging Markets Fund          94%    87%
Europe Fund                    106%   114%
Europe Capital Appreciation    150%   179%
Fund
Hong Kong and China Fund       84%    109%
Japan Fund                     79%    62%
Japan Smaller Companies Fund   39%    39%
Latin America Fund             49%    31%
Nordic Fund                    70%    69%
Pacific Basin Fund             101%   57%
Southeast Asia Fund            93%    95%
The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
The following table shows the total amount of brokerage commissions paid by each fund.
                              Fiscal Year Ended  Total Amount Paid
Canada Fund                   October 31
1999                                             $ 321,189
1998                                             $ 642,482
1997                                             $ 774,591
Emerging Markets Fund
1999                                             $ 2,083,618
1998                                             $ 2,127,160
1997                                             $ 6,781,007
Europe Fund
1999                                             $ 5,545,628
1998                                             $ 6,836,412
1997                                             $ 2,000,945
Europe Capital Appreciation
Fund
1999                                             $ 3,429,468
1998                                             $ 4,457,183
1997                                             $ 2,281,177
Hong Kong and China Fund
1999                                             $ 664,969
1998                                             $ 836,162
1997                                             $ 1,985,116
Japan Fund                    October 31
1999                                             $ 1,174,044
1998                                             $ 488,421
1997                                             $ 1,040,186
Japan Smaller Companies Fund
1999                                             $ 1,641,406
1998                                             $ 212,834
1997                                             $ 733,241
Latin America Fund
1999                                             $ 812,768
1998                                             $ 1,318,011
1997                                             $ 2,772,375
Nordic Fund
1999                                             $ 375,117
1998                                             $ 439,669
1997                                             $ 298,910
Pacific Basin Fund
1999                                             $ 1,500,787
1998                                             $ 574,842
1997                                             $ 1,749,948
Southeast Asia Fund
1999                                             $ 2,185,223
1998                                             $ 1,580,015
1997                                             $ 7,465,380
   Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC, FBS and FBSJ, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC and FBSJ for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1999.
NFSC, FBS, and FBSJ are paid on a commission basis    .

                                                 Total Amount Paid
                              Fiscal Year Ended  To NFSC            To FBS     To FBSJ
Canada Fund                   October 31
1999                                             $ 1,962            $ 0        $ 0
1998                                             $ 4,611            $ 0        $ 0
1997                                             $ 2,560            $ 0        $ 0
Emerging Markets Fund
1999                                             $ 0                $ 0        $ 0
1998                                             $ 701              $ 0        $ 0
1997                                             $ 12,752           $ 0        $ 0
Europe Fund                   October 31
1999                                             $ 0                $ 0        $ 0
1998                                             $ 0                $ 2,644    $ 0
1997                                             $ 0                $ 196,495  $ 0
Europe Capital Appreciation
Fund
1999                                             $ 0                $ 0        $ 0
1998                                             $ 0                $ 10,741   $ 0
1997                                             $ 3,728            $ 150,145  $ 0
Hong Kong and China Fund
1999                                             $ 0                $ 0        $ 0
1998                                             $ 0                $ 0        $ 0
1997                                             $ 710              $ 0        $ 0
Japan Fund
1999                                             $ 0                $ 0        $ 3,655
1998                                             $ 0                $ 0        $ 0
1997                                             $ 0                $ 0        $ 0
Japan Smaller Companies Fund
1999                                             $ 0                $ 0        $ 3,523
1998                                             $ 0                $ 0        $ 0
1997                                             $ 0                $ 0        $ 0
Latin America Fund
1999                                             $ 0                $ 0        $ 0
1998                                             $ 3,776            $ 0        $ 0
1997                                             $ 10,387           $ 0        $ 0
Nordic Fund
1999                                             $ 0                $ 0        $ 0
1998                                             $ 0                $ 2,554    $ 0
1997                                             $ 0                $ 25,958   $ 0
Pacific Basin Fund
1999                                             $ 0                $ 0        $ 0
1998                                             $ 0                $ 0        $ 0
1997                                             $ 0                $ 0        $ 0
Southeast Asia Fund
1999                                             $ 0                $ 0        $ 0
1998                                             $ 0                $ 0        $ 0
1997                                             $ 0                $ 0        $ 0

                             Fiscal Year Ended 1999  % of  Aggregate Commissions   % of Aggregate Dollar Amount
                                                     Paid to NFSC                  of Transactions Effected
                                                                                   through NFSC
Canada Fund(dagger)          October 31               0.61%                         1.97%
Emerging Markets Fund        October 31               0%                            0%
Europe Fund                  October 31               0%                            0%
Europe Capital Appreciation  October 31               0%                            0%
Fund
Hong Kong and China Fund     October 31               0%                            0%
Japan Fund(dagger)           October 31               0%                            0%
Japan Smaller Companies      October 31               0%                            0%
Fund(dagger)
Latin America Fund           October 31               0%                            0%
Nordic Fund                  October 31               0%                            0%
Pacific Basin Fund           October 31               0%                            0%
Southeast Asia Fund          October 31               0%                            0%

                             % of Aggregate Commissions  % of Aggregate Dollar Amount
                             Paid to FBSJ                of Transactions Effected
                                                         through FBSJ
Canada Fund(dagger)           0%                          0%
Emerging Markets Fund         0%                          0%
Europe Fund                   0%                          0%
Europe Capital Appreciation   0%                          0%
Fund
Hong Kong and China Fund      0%                          0%
Japan Fund(dagger)            0.31%                       0.58%
Japan Smaller Companies       0.21%                       0.40%
Fund(dagger)
Latin America Fund            0%                          0%
Nordic Fund                   0%                          0%
Pacific Basin Fund            0%                          0%
Southeast Asia Fund           0%                          0%

    (dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC and FBSJ is a result of the low commission rates charged by NFSC and FBSJ.
The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1999.

                              Fiscal Year Ended 1999  $ Amount of  Commissions Paid  $ Amount of Brokerage
                                                      to Firms  that Provided        Transactions Involved*
                                                      Research Services*
Canada Fund                   October 31              $ 316,944                      $ 195,542,963
Emerging Markets Fund         October 31               1,352,943                      384,612,322
Europe Fund                   October 31               4,711,445                      2,467,647,026
Europe Capital Appreciation   October 31               3,049,208                      1,577,951,257
Fund
Hong Kong and China Fund      October 31               290,426                        111,386,606
Japan Fund                    October 31               983,964                        750,051,723
Japan Smaller Companies Fund  October 31               1,458,879                      1,119,765,711
Latin America Fund            October 31               761,787                        285,920,286
Nordic Fund                   October 31               333,724                        132,708,487
Pacific Basin Fund            October 31               1,019,914                      636,473,702
Southeast Asia Fund           October 31               1,067,077                      273,225,507

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.
The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's maximum sales charge, short-term trading fee, or small account fee. Excluding a fund's sales charge, short-term trading fee, or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. The 13-week and 39-week long-term moving averages for each fund are shown in the table below.

Fund                           13-Week Long-Term Moving  39-Week Long-Term Moving
                               Average                   Average
Canada Fund*                   $ 15.05                   $ 14.90
Emerging Markets Fund*         $ 9.21                    $ 8.72
Europe Fund*                   $ 32.78                   $ 32.68
Europe Capital Appreciation    $ 18.11                   $ 17.84
Fund*
Hong Kong and China Fund*      $ 13.77                   $ 12.58
Japan Fund*                    $ 19.55                   $ 15.55
Japan Smaller Companies Fund*  $ 18.83                   $ 13.80
Latin America Fund*            $ 11.81                   $ 12.03
Nordic Fund*                   $ 21.23                   $ 20.07
Pacific Basin Fund*            $ 20.76                   $ 17.41
Southeast Asia Fund*           $ 12.03                   $ 10.88

* On October 29, 1999   .
HISTORICAL FUND RESULTS. The following table shows each fund's returns for the fiscal periods ended October 31, 1999.
Each fund has a maximum front-end sales charge of 3.00%, which is included in the average annual and cumulative returns.
   Returns do not include the effect of a fund's 525 exchange fee, which was in effect from December 1, 1987 through October 23, 1989, the effect of Europe Fund's, Europe Capital Appreciation Fund's, and Pacific Basin Fund's 1.00% short-term trading fee, or Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, and Southeast Asia Fund's 1.50% short-term trading fee, applicable to shares held less than 90 days.

                              Average Annual Returns                                        Cumulative Returns
                              One Year                            Ten Years/ Life of Fund*
                                                      Five Years                            One Year            Five Years
Canada Fund                    18.06%                  5.14%       5.46%                     18.06%              28.49%
Emerging Markets Fund          34.56%                  -12.93%     0.14%                     34.56%              -49.95%
Europe Fund                    8.82%                   15.99%      12.47%                    8.82%               109.91%
Europe Capital Appreciation    11.06%                  15.98%      15.96%                    11.06%              109.89%
Fund
Hong Kong and China Fund       38.17%                 N/A          9.69%                     38.17%             N/A
Japan Fund                     109.86%                 9.21%       12.33%                    109.86%             55.36%
Japan Smaller Companies Fund   231.83%                N/A          19.03%                    231.83%            N/A
Latin America Fund             13.93%                  -4.70%      3.89%                     13.93%              -21.38%
Nordic Fund                    34.17%                 N/A          24.47%                    34.17%             N/A
Pacific Basin Fund             83.68%                  4.85%       5.73%                     83.68%              26.69%
Southeast Asia Fund            45.31%                  -3.02%      3.59%                     45.31%              -14.21%

                              Ten Years/ Life of Fund*
Canada Fund                    70.21%
Emerging Markets Fund          1.25%
Europe Fund                    223.85%
Europe Capital Appreciation    138.22%
Fund
Hong Kong and China Fund       44.76%
Japan Fund                     129.08%
Japan Smaller Companies Fund   100.74%
Latin America Fund             28.29%
Nordic Fund                    140.04%
Pacific Basin Fund             74.63%
Southeast Asia Fund            25.93%

* From November 1, 1990 (commencement of operations) for Emerging Markets Fund; December 21, 1993 (commencement of operations) for Europe Capital Appreciation Fund; November 1, 1995 (commencement of operations) for Hong Kong and China Fund; September 15, 1992 (commencement of operations) for Japan Fund; November 1, 1995 (commencement of operations) for Japan Smaller Companies Fund; April 19, 1993 (commencement of operations) for Latin America Fund; November 1, 1995 (commencement of operations) for Nordic Fund; and April 19, 1993 (commencement of operations) for Southeast Asia Fund.
   Note: If FMR had not reimbursed certain fund expenses during these periods, Canada Fund's, Europe Fund's, Japan Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended October 31, 1999, or life of each fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.
During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Canada Fund would have grown to    $17,021    ,
including the effect of the fund's maximum sales charge.

Canada Fund                                                                                                     INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 9,989                   $ 352                         $ 6,680                      $ 17,021     $ 51,536
1998            $ 8,250                   $ 218                         $ 5,517                      $ 13,985     $ 41,009
1997            $ 11,853                  $ 259                         $ 5,652                      $ 17,764     $ 33,617
1996            $ 13,712                  $ 177                         $ 2,528                      $ 16,417     $ 25,445
1995            $ 11,018                  $ 86                          $ 2,031                      $ 13,135     $ 20,505
1994            $ 10,786                  $ 76                          $ 1,988                      $ 12,850     $ 16,217
1993            $ 11,189                  $ 77                          $ 2,033                      $ 13,299     $ 15,613
1992            $ 8,934                   $ 48                          $ 1,623                      $ 10,605     $ 13,583
1991            $ 10,221                  $ 54                          $ 1,139                      $ 11,414     $ 12,351
1990            $ 8,520                   $ 5                           $ 383                        $ 8,908      $ 9,251

Canada Fund
Fiscal Year Ended  DJIA      Cost of Living
1999               $ 52,414  $ 13,392
1998               $ 41,322  $ 13,057
1997               $ 35,190  $ 12,866
1996               $ 27,989  $ 12,604
1995               $ 21,605  $ 12,237
1994               $ 17,317  $ 11,903
1993               $ 15,871  $ 11,600
1992               $ 13,514  $ 11,290
1991               $ 12,484  $ 10,939
1990               $ 9,597   $ 10,629

Explanatory Notes: With an initial investment of $10,000 in Canada
Fund on    November 1, 1989    , assuming the maximum sales charge had
been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   17,18    9. If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   270     for dividends and $5,563 for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
During the period from    November 1, 1990 (commencement of
operations)     to    October 31, 1999    , a hypothetical $10,000
investment in Emerging Markets Fund would have grown to
$   10,125    , including the effect of the fund's maximum sales
charge.

Emerging Markets Fund                                                                                             INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 9,070                   $ 798                         $ 257                        $ 10,125     $ 55,154
1998            $ 6,538                   $ 575                         $ 185                        $ 7,298      $ 43,887
1997            $ 10,040                  $ 606                         $ 284                        $ 10,930     $ 35,976
1996            $ 16,112                  $ 710                         $ 456                        $ 17,278     $ 27,231
1995            $ 14,686                  $ 367                         $ 416                        $ 15,469     $ 21,944
1994            $ 18,673                  $ 422                         $ 529                        $ 19,624     $ 17,355
1993            $ 15,695                  $ 307                         $ 444                        $ 16,446     $ 16,709
1992            $ 10,719                  $ 127                         $ 149                        $ 10,995     $ 14,536
1991*           $ 10,088                  $ 40                          $ 0                          $ 10,128     $ 13,218

Emerging Markets Fund
Fiscal Year Ended      DJIA      Cost of Living**
1999                   $ 54,328  $ 12,599
1998                   $ 42,831  $ 12,285
1997                   $ 36,475  $ 12,105
1996                   $ 29,011  $ 11,858
1995                   $ 22,394  $ 11,513
1994                   $ 17,949  $ 11,199
1993                   $ 16,451  $ 10,914
1992                   $ 14,007  $ 10,622
1991*                  $ 12,939  $ 10,292

* From    November 1, 1990     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Emerging
Markets Fund on    November 1, 1990    , assuming the maximum sales
charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $1   1,35    2. If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $1,009     for dividends and    $281     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days. Prior to February 19, 1993, Emerging Markets Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.
During the 10-year period ended    October 31, 1999,     a
hypothetical $10,000 investment in Europe Fund would have grown to
$32,385,     including the effect of the fund's maximum sales charge.

Europe Fund                                                                                                      INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 21,986                  $ 3,344                       $ 7,055                      $ 32,385     $ 51,536
1998            $ 21,167                  $ 2,964                       $ 4,738                      $ 28,869     $ 41,009
1997            $ 20,026                  $ 2,475                       $ 2,505                      $ 25,006     $ 33,617
1996            $ 17,491                  $ 1,971                       $ 811                        $ 20,273     $ 25,445
1995            $ 15,163                  $ 1,618                       $ 93                         $ 16,874     $ 20,505
1994            $ 13,660                  $ 1,305                       $ 0                          $ 14,965     $ 16,217
1993            $ 11,886                  $ 1,081                       $ 0                          $ 12,967     $ 15,613
1992            $ 9,752                   $ 684                         $ 0                          $ 10,436     $ 13,583
1991            $ 10,274                  $ 363                         $ 0                          $ 10,637     $ 12,351
1990            $ 10,500                  $ 121                         $ 0                          $ 10,621     $ 9,251

Europe Fund
Fiscal Year Ended  DJIA      Cost of Living
1999               $ 52,414  $ 13,392
1998               $ 41,322  $ 13,057
1997               $ 35,190  $ 12,866
1996               $ 27,989  $ 12,604
1995               $ 21,605  $ 12,237
1994               $ 17,317  $ 11,903
1993               $ 15,871  $ 11,600
1992               $ 13,514  $ 11,290
1991               $ 12,484  $ 10,939
1990               $ 9,597   $ 10,629

Explanatory Notes: With an initial investment of $10,000 in Europe
Fund on    November 1, 1989    , assuming the maximum sales charge had
been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   17,75    9. If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $1,728 f    or dividends and    $4,676
for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee applicable to shares held less than 90 days.
During the period from    December 21, 1993 (commencement of
operations)     to    October 31, 1999    , a hypothetical $10,000
investment in Europe Capital Appreciation Fund would have grown to
$2   3,82    2, including the effect of the fund's maximum sales
charge.

Europe Capital Appreciation
Fund
Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions
1999                      $ 18,081                  $ 908                         $ 4,833                      $ 23,822
1998                      $ 15,792                  $ 793                         $ 4,221                      $ 20,806
1997                      $ 16,073                  $ 603                         $ 1,630                      $ 18,306
1996                      $ 13,648                  $ 266                         $ 0                          $ 13,914
1995                      $ 11,718                  $ 0                           $ 0                          $ 11,718
1994*                     $ 11,010                  $ 0                           $ 0                          $ 11,010

Europe Capital Appreciation  INDEXES
Fund
Fiscal Year Ended            S&P 500   DJIA      Cost of Living**
1999                         $ 33,029  $ 32,336  $ 11,536
1998                         $ 26,282  $ 25,493  $ 11,248
1997                         $ 21,544  $ 21,710  $ 11,084
1996                         $ 16,308  $ 17,267  $ 10,857
1995                         $ 13,141  $ 13,329  $ 10,542
1994*                        $ 10,393  $ 10,683  $ 10,254

* From    December 21, 1993     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Europe
Capital Appreciation Fund on    December 21, 1993    , assuming the
maximum sales charge had been in effect, the net amount invested in
fund shares was $   9,700    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $1   4,21    2. If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to    $601     for
dividends and $   3,279     for capital gain distributions. The
figures in the table do not include the effect of the fund's 1.00% short-term trading fee applicable to shares held less than 90 days.
During the period from    November 1, 1995 (commencement of
operations)     to    October 31, 1999    , a hypothetical $10,000
investment in Hong Kong and China Fund would have grown to
   $14,47    6, including the effect of the fund's maximum sales
charge.

HONG KONG AND CHINA FUND
Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions
1999                      $ 13,726                  $ 670                         $ 80                         $ 14,476
1998                      $ 9,943                   $ 162                         $ 58                         $ 10,163
1997                      $ 10,728                  $ 121                         $ 62                         $ 10,911
1996*                     $ 12,581                  $ 12                          $ 0                          $ 12,593

HONG KONG AND CHINA FUND  INDEXES
Fiscal Year Ended         S&P 500   DJIA      Cost of Living**
1999                      $ 25,014  $ 24,201  $ 10,931
1998                      $ 19,905  $ 19,083  $ 10,677
1997                      $ 16,317  $ 16,248  $ 10,521
1996*                     $ 12,350  $ 12,923  $ 10,306

* From    November 1, 1995     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Hong Kong
and China Fund on    November 1, 1995    , assuming the maximum sales
charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $10,6    00. If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $514     for dividends and $   78     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
During the period from    September 15, 1992 (commencement of
operations)     to    October 31, 1999    , a hypothetical $10,000
investment in Japan Fund would have grown to    $22,908,     including
the effect of the fund's maximum sales charge.

JAPAN FUND                                                                                                        INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 21,117                  $ 471                         $ 1,320                      $ 22,908     $ 37,947
1998            $ 9,787                   $ 190                         $ 611                        $ 10,588     $ 30,195
1997            $ 10,767                  $ 9                           $ 673                        $ 11,449     $ 24,752
1996            $ 11,330                  $ 0                           $ 708                        $ 12,038     $ 18,736
1995            $ 11,718                  $ 0                           $ 732                        $ 12,450     $ 15,098
1994            $ 13,842                  $ 0                           $ 461                        $ 14,303     $ 11,941
1993            $ 12,950                  $ 0                           $ 0                          $ 12,950     $ 11,496
1992*           $ 9,545                   $ 0                           $ 0                          $ 9,545      $ 10,001

JAPAN FUND
Fiscal Year Ended  DJIA      Cost of Living**
1999               $ 37,749  $ 11,883
1998               $ 29,766  $ 11,607
1997               $ 25,344  $ 11,437
1996               $ 20,158  $ 11,203
1995               $ 15,560  $ 10,878
1994               $ 12,472  $ 10,580
1993               $ 11,431  $ 10,311
1992*              $ 9,733   $ 10,035

* From    September 15, 1992     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Japan Fund
on    September 15, 1992    , assuming the maximum sales charge had
been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted t   o $10,967.     If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $21    3 for dividends and $   728     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
During the period from    November 1, 1995 (commencement of
operations) to October 31, 1999    , a hypothetical $10,000 investment
in Japan Smaller Companies Fund would have grown to    $20,07    4,
including the effect of the fund's maximum sales charge.

JAPAN SMALLER COMPANIES FUND
Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions
1999                      $ 19,943                  $ 35                          $ 96                         $ 20,074
1998                      $ 5,830                   $ 10                          $ 28                         $ 5,868
1997                      $ 6,276                   $ 0                           $ 30                         $ 6,306
1996*                     $ 8,856                   $ 0                           $ 0                          $ 8,856

JAPAN SMALLER COMPANIES FUND  INDEXES
Fiscal Year Ended             S&P 500   DJIA      Cost of Living**
1999                          $ 25,014  $ 24,201  $ 10,931
1998                          $ 19,905  $ 19,083  $ 10,677
1997                          $ 16,317  $ 16,248  $ 10,521
1996*                         $ 12,350  $ 12,923  $ 10,306

* From    November 1, 1995     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Japan
Smaller Companies Fund on    November 1, 1995    , assuming the
maximum sales charge had been in effect, the net amount invested in
fund shares was $   9,700    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to    $10,049. If
    distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   10     for
dividends and    $3    9 for capital gain distributions. The figures
in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
During the period from    April 19, 1993     (commencement of
operations)    to October 31, 1999    , a hypothetical $10,000
investment in Latin America Fund would have grown t   o $12,82    9,
including the effect of the fund's maximum sales charge.

Latin America Fund                                                                                                INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 11,941                  $ 848                         $ 40                         $ 12,829     $ 35,028
1998            $ 10,408                  $ 480                         $ 35                         $ 10,923     $ 27,873
1997            $ 15,045                  $ 510                         $ 51                         $ 15,606     $ 22,848
1996            $ 12,212                  $ 190                         $ 41                         $ 12,443     $ 17,295
1995            $ 9,458                   $ 31                          $ 32                         $ 9,521      $ 13,937
1994            $ 15,724                  $ 53                          $ 53                         $ 15,830     $ 11,022
1993*           $ 12,882                  $ 0                           $ 0                          $ 12,882     $ 10,612

Latin America Fund
Fiscal Year Ended   DJIA      Cost of Living**
1999                $ 35,588  $ 11,660
1998                $ 28,057  $ 11,389
1997                $ 23,893  $ 11,222
1996                $ 19,004  $ 10,993
1995                $ 14,670  $ 10,674
1994                $ 11,758  $ 10,382
1993*               $ 10,776  $ 10,118

* From    April 19, 1993     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Latin
America Fund on    April 19, 1993    , assuming the maximum sales
charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $10,89    8. If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   825     for dividends and $   49     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
During the period from November 1, 1995 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Nordic Fund
would have grown to    $24,00    4, including the effect of the fund's
maximum sales charge.

NORDIC FUND                                                                                                       INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 21,815                  $ 191                         $ 1,998                      $ 24,004     $ 25,014
1998            $ 15,772                  $ 139                         $ 1,444                      $ 17,355     $ 19,905
1997            $ 15,462                  $ 58                          $ 117                        $ 15,637     $ 16,317
1996*           $ 12,387                  $ 0                           $ 0                          $ 12,387     $ 12,350

NORDIC FUND
Fiscal Year Ended  DJIA      Cost of Living**
1999               $ 24,201  $ 10,931
1998               $ 19,083  $ 10,677
1997               $ 16,248  $ 10,521
1996*              $ 12,923  $ 10,306

* From    November 1, 1995     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Nordic
Fund on    November 1, 1995,     assuming the maximum sales charge had
been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $11,372.     If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   116     for dividends and    $1,242     for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
During the 10-year period    ended October 31, 1999    , a
hypothetical $10,000 investment in Pacific Basin Fund would have grown
to $   17,463    , including the effect of the fund's maximum sales
charge.

PACIFIC BASIN FUND                                                                                                INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 13,819                  $ 940                         $ 2,704                      $ 17,463     $ 51,536
1998            $ 7,309                   $ 483                         $ 1,430                      $ 9,222      $ 41,009
1997            $ 8,243                   $ 336                         $ 1,613                      $ 10,192     $ 33,617
1996            $ 9,005                   $ 307                         $ 1,762                      $ 11,074     $ 25,445
1995            $ 9,147                   $ 311                         $ 1,790                      $ 11,248     $ 20,505
1994            $ 12,269                  $ 402                         $ 699                        $ 13,370     $ 16,217
1993            $ 10,745                  $ 264                         $ 430                        $ 11,439     $ 15,613
1992            $ 7,376                   $ 107                         $ 295                        $ 7,778      $ 13,583
1991            $ 8,083                   $ 117                         $ 324                        $ 8,524      $ 12,351
1990            $ 7,924                   $ 5                           $ 317                        $ 8,246      $ 9,251

PACIFIC BASIN FUND
Fiscal Year Ended   DJIA      Cost of Living
1999                $ 52,414  $ 13,390
1998                $ 41,322  $ 13,057
1997                $ 35,190  $ 12,866
1996                $ 27,989  $ 12,604
1995                $ 21,605  $ 12,237
1994                $ 17,317  $ 11,903
1993                $ 15,871  $ 11,600
1992                $ 13,514  $ 11,290
1991                $ 12,484  $ 10,939
1990                $ 9,597   $ 10,629

Explanatory Notes: With an initial investment of $10,000 in Pacific
Basin Fund on    November 1, 1989    , assuming the maximum sales
charge had been in effect, the net amount invested in fund shares was
$   9,700.     The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $12,461    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   479     for dividends and $   1,79    5 for
capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee applicable to shares held less than 90 days.
During the period from    April 19, 1993     (commencement of
operations)    to October 31, 1999,     a hypothetical $10,000
investment in Southeast Asia Fund would have grown to $12   ,593,
including the effect of the fund's maximum sales charge.

SOUTHEAST ASIA FUND                                                                                               INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 11,786                  $ 481                         $ 326                        $ 12,593     $ 35,028
1998            $ 7,886                   $ 303                         $ 218                        $ 8,407      $ 27,873
1997            $ 9,264                   $ 306                         $ 256                        $ 9,826      $ 22,848
1996            $ 14,249                  $ 304                         $ 0                          $ 14,553     $ 17,295
1995            $ 13,464                  $ 63                          $ 0                          $ 13,527     $ 13,937
1994            $ 14,172                  $ 67                          $ 0                          $ 14,239     $ 11,022
1993*           $ 12,843                  $ 0                           $ 0                          $ 12,843     $ 10,612

SOUTHEAST ASIA FUND
Fiscal Year Ended    DJIA      Cost of Living**
1999                 $ 35,588  $ 11,660
1998                 $ 28,062  $ 11,389
1997                 $ 23,893  $ 11,222
1996                 $ 19,004  $ 10,993
1995                 $ 14,670  $ 10,674
1994                 $ 11,758  $ 10,382
1993*                $ 10,776  $ 10,118

* From    April 19, 1993     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Southeast
Asia Fund on    April 19, 1993    , assuming the maximum sales charge
had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   10,9    29. If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $524 for dividends and $388 f    or capital
gain distributions. The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended October 31, 1999. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.
MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the
markets as measured in U.S. dollars grew to    $9,147.2     billion in
October 1999 (18,463.2 billion including the U.S.).
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database. The value of each market is measured in billions of U.S. dollars as of October 31, 1999.
   TOTAL MARKET CAPITALIZATION
Australia  $ 210.6    Malaysia        $ 66.8
Austria    $ 22.0     Netherlands     $ 470.7
Belgium    $ 104.2    Norway          $ 34.1
Canada     $ 372.6    Singapore       $ 87.8
Denmark    $ 67.9     Spain           $ 235.4
France     $ 838.7    Sweden          $ 201.8
Germany    $ 838.1    Switzerland     $ 561.0
Hong Kong  $ 192.6    United Kingdom  $ 1,783.0
Italy      $ 334.2    United States   $ 9,316.0
Japan      $ 2,509.3
The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of each market is measured in billions of U.S. dollars as of October 31, 1999.
   TOTAL MARKET CAPITALIZATION - LATIN AMERICA
Argentina            $ 22.0
Brazil               $ 87.4
Chile                $ 32.6
Colombia             $ 3.3
Mexico               $ 98.7
Venezuela            $ 6.8
Peru                 $ 7.0
Total Latin America  $ 257.8
NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended October 31, 1999. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
   STOCK MARKET PERFORMANCE
   MEASURED IN U.S. DOLLARS
Australia   11.43%   Malaysia         184.38%
Austria     -14.33%  Netherlands      12.31%
Belgium     -5.05%   Norway           3.11%
Canada      35.31%   Singapore        90.23%
Denmark     7.20%    Spain            0.85%
France      24.30%   Sweden           47.73%
Germany     7.48%    Switzerland      -0.59%
Hong Kong   27.24%   United Kingdom   13.25%
Italy       1.55%    United States    26.21%
Japan       58.40%
   STOCK MARKET PERFORMANCE
   MEASURED IN LOCAL CURRENCY
Australia   8.80%   Malaysia         99.02%
Austria     -3.75%  Netherlands      26.08%
Belgium     6.69%   Norway           9.71%
Canada      28.65%  Singapore        94.38%
Denmark     20.41%  Spain            13.13%
France      39.60%  Sweden           55.68%
Germany     20.76%  Switzerland      11.85%
Hong Kong   27.63%  United Kingdom   15.58%
Italy       14.20%  United States    26.21%
Japan       41.86%
The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 1999.
   STOCK MARKET PERFORMANCE
                 Five Years Ended  Ten Years Ended
                1999               1999
Germany          15.87%             13.41%
Hong Kong        6.06%              18.32%
Japan            -0.90%             -1.39%
Spain            23.55%             11.99%
United Kingdom   17.59%             15.18%
United States    26.28%             17.59%
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Latin America Fund may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets.
Pacific Basin Fund may compare its performance to that of the Morgan Stanley Capital International Pacific Index, a market capitalization-weighted index of over 400 stocks traded in six Pacific-region markets. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
Southeast Asia Fund may compare its performance to that of the Morgan
Stanley Capital International    AC (All Country    ) Far East Free ex
Japan Index, a market capitalization-weighted index of over 350 stocks traded in eight Asian markets, excluding Japan.
Canada Fund may compare its performance to that of the Toronto Stock Exchange (TSE) 300, a market capitalization-weighted index of 300 stocks traded in the Canadian market.
Hong Kong and China Fund may compare its performance to that of the Hang Seng Index, a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market.
Japan Fund may compare its performance to that of the Tokyo Stock Exchange Index, a market capitalization-weighted index of over 1300 stocks traded in the Japanese market.
Japan    Smaller     Companies Fund may compare its performance to
that of the Tokyo Stock Exchange Second Section Stock Price Index is a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange.
Nordic Fund may compare its performance to that of the FT - Actuaries World Nordic Index, a market capitalization-weighted index of over 90 stocks traded in four Scandinavian markets.
Each of Europe Fund and Europe Capital Appreciation Fund may compare its performance to that of the Morgan Stanley Capital International Europe Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
Emerging Markets    Fund     may compare its performance to that of
the Morgan Stanley Capital International Emerging Markets Free Index, a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. Effective December 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to December 1, 1998.
Stocks are selected for the Morgan Stanley Capital International
(MSCI) indexes on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership. The MSCI Free indexes exclude those stocks that cannot be purchased by foreign investors in otherwise free markets.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31, 1999   , FMR advised over $33 billion in municipal
fund assets, $136 billion in taxable fixed-income fund assets, $140 billion in money market fund assets, $567 billion in equity fund
assets    , $18 billion in international fund assets, and $43 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive each fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive each fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in waiver (1) above) of such employer, maintained at least one employee benefit plan that qualified for waiver (1) above and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more investment accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services SM;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity Traditional IRA, The Fidelity Roth IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
A fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
On October 12, 1990, each of Canada Fund, Europe Fund and Pacific Basin Fund changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased shares prior to that date, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted.
   A fund     may make redemption payments in whole or in part in
   readily marketable     securities or other property, valued for
this purpose as they are valued in computing each fund's NAV,    if
FMR determines it is in the best interests of the fund    .
Shareholders that    receive     securities or other property on
redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. DISTRIBUTIONS AND TAXES
DIVIDENDS. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.
CAPITAL GAIN DISTRIBUTIONS. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.
   As of October 31, 1999, Canada Fund had a capital loss carryforward aggregating approximately $4,511,000. This loss carryforward, all of which will expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1999, Emerging Markets Fund had a capital loss carryforward aggregating approximately $425,756,000. This loss carryforward, of which $97,014,000, $19,326,000, and $309,416,000 will expire on October 31, 2004, 2006, and 2007, respectively, is available to offset future capital gains.
   As of October 31, 1999, Hong Kong and China Fund had a capital loss carryforward aggregating approximately $50,478,000. This loss carryforward, all of which expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1999, Japan Fund had a capital loss carryforward aggregating approximately $44,939,000. This loss carryforward, of which $11,008,000 and $33,931,000 will expire on October 31, 2005 and 2006, respectively, is available to offset future capital gains.
   As of October 31, 1999, Japan Smaller Companies Fund had a capital loss carryforward aggregating approximately $21,197,000. This loss carryforward, of which $5,580,000 and $15,617,000 will expire on October 31, 2005 and 2006, respectively, is available to offset future capital gains.
   As of October 31, 1999, Latin America Fund had a capital loss carryforward aggregating approximately $97,171,000. This loss carryforward, of which $36,899,000, $37,615,000, and $22,657,000 will expire on October 31, 2003, 2004, and 2007, respectively, is available to offset future capital gains.
   As of October 31, 1999, Pacific Basin Fund had a capital loss carryforward aggregating approximately $45,130,000. This loss carryforward, of which $12,149,000 and $32,981,000 will expire on October 31, 2005 and 2006, respectively, is available to offset future capital gains.
   As of October 31, 1999, Southeast Asia Fund had a capital loss carryforward aggregating approximately $143,548,000. This loss carryforward, of which $32,651,000, $110,573,000, and $324,000 will expire on October 31, 2005, 2006, and 2007, respectively, is available to offset future capital gains.
RETURNS OF CAPITAL. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (69), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; and a Director of FDC. Abigail Johnson, Member of the Advisory Board of Fidelity Investment Trust, is Mr. Johnson's daughter.
ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Investment Trust (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.
J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste
   Management     Inc. (non-hazardous waste, 1993), CH2M Hill
Companies (engineering),    and Bonneville Pacific (independent
power     and petroleum    production    ). In addition, he is a
member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (67), Trustee. Mrs. Davis    is retired from Avon
Products, Inc. where she held various positions including Senior Vice
President of     Corporate Affairs    and Group Vice President     of
   U.S. sales, distribution, and manufacturing    . She is currently a
Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards,
Inc.   ,     Nabisco Brands, Inc.   , and Standard Brands, Inc.     In
addition, she is a member of the    Board of Directors of the
Southhampton Hospital in Southhampton, N.Y. (1998).
ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and
manufacturing), and TRW Inc.    (automotive, space, defense, and
information technology). Mr. Gates previously served as a director of Lucas Varity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2000). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of
America.
E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company.
He is a Director of TRW Inc.    (automotive, space, defense, and
information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business   .     From 1987 to
January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director
of General Re Corporation (reinsurance, 1987-1998) and    as a
Director of     Valuation Research Corp. (appraisals and valuations,
1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven
Health Services Corp. (1998),    Vice Chairman     of the Public
Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
   NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).
*PETER S. LYNCH (56), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (66), Trustee (1997), is the    Interim Chancellor
for the University of North Carolina at Chapel Hill. Previously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory
services). Mr. McDonough is a Director    and Chairman of the
Board     of York International Corp. (air conditioning and
refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (66), Trustee (1993), is Chairman    Emeritus,     of
Lexmark International, Inc. (office machines, 1991)    where he still
remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Dynatech Corporation (electronics, 1999).
*ROBERT C. POZEN (53), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a
Director    of National Life Insurance Company of Vermont and American
Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).
RICHARD A. SPILLANE, JR. (48), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
PATRICIA SATTERTHWAITE (40), is Vice President of Fidelity Latin America Fund (1993). Prior to her current responsibilities, she managed several Fidelity funds.
KEVIN R. MCCAREY (39), is Vice President of Fidelity Europe Capital Appreciation Fund (1995). Prior to his current responsibilities, Mr. McCarey managed a variety of Fidelity funds.
ALLAN LIU (38), is Vice President of Fidelity Southeast Asia Fund
(1995). Mr. Liu is also an investment director of Fidelity Investments Management Ltd., in Hong Kong, a subsidiary of Fidelity International, Limited. Prior to his current responsibilities, Mr. Liu managed several Fidelity funds.
DAVID C. STEWART (39), is Vice President of Fidelity Emerging Markets Fund. Mr. Stewart is also a director and portfolio manager for Fidelity International Limited (FIL). Since joining Fidelity in 1994, he served as an analyst and portfolio manager.
BRENDA A. REED (38), is Vice President of Fidelity Japan Fund (1998) and another fund managed by FMR. Ms. Reed is also Director of Research
(1997) for FMR    in     Tokyo. Prior to her current responsibilities,
Ms. Reed managed a variety of Fidelity funds.
   ERIC D. ROITER (50), Secret    ary (1998), is Vice President (1998)
and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).
RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
JOHN H. COSTELLO (53), Assistant Treasurer, is an employee of FMR.
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.
   COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A   Edward C. Johnson 3d**  Abigail P. Johnson **  J. Gary  Burkhead**  Ralph F. Cox
FUND
Canada Fund B                   $ 0                     $ 0                    $ 0                  $ 14
Emerging Markets Fund B         $ 0                     $ 0                    $ 0                  $ 96
Europe Fund B                   $ 0                     $ 0                    $ 0                  $ 445
Europe Capital Appreciation     $ 0                     $ 0                    $ 0                  $ 176
Fund B
Hong Kong and China Fund B      $ 0                     $ 0                    $ 0                  $ 43
Japan Fund B                    $ 0                     $ 0                    $ 0                  $ 116
Japan Smaller Companies Fund B  $ 0                     $ 0                    $ 0                  $ 147
Latin America Fund B            $ 0                     $ 0                    $ 0                  $ 98
Nordic Fund B                   $ 0                     $ 0                    $ 0                  $ 31
Pacific Basin Fund B            $ 0                     $ 0                    $ 0                  $ 91
Southeast Asia Fund B           $ 0                     $ 0                    $ 0                  $ 83
TOTAL COMPENSATION FROM THE     $ 0                     $ 0                     $ 0                 $223,500
FUND COMPLEX*,A

AGGREGATE COMPENSATION
FROM A                      Phyllis Burke Davis  Robert  M. Gates  E. Bradley Jones  Donald J. Kirk  Ned C. Lautenbach ***
FUND
Canada Fund B               $ 13                 $ 14              $ 13              $ 13            $ 1
Emerging Markets Fund B     $ 93                 $ 96              $ 96              $ 95            $ 10
Europe Fund B               $ 427                $ 441             $ 441             $ 438           $ 31
Europe Capital Appreciation $ 169                $ 174             $ 174             $ 173           $ 11
Fund B
Hong Kong and China Fund B  $ 41                 $ 43              $ 43              $ 42            $ 4
Japan Fund B                $ 112                $ 116             $ 116             $ 115           $ 18
Japan Smaller Companies
Fund B                      $ 142                $ 146             $ 147             $ 146           $ 40
Latin America Fund B        $ 94                 $ 97              $ 97              $ 97            $ 7
Nordic Fund B               $ 30                 $ 31              $ 31              $ 31            $ 2
Pacific Basin Fund B        $ 88                 $ 91              $ 90              $ 90            $ 14
Southeast Asia Fund B       $ 80                 $ 83              $ 82              $ 82            $ 9
TOTAL COMPENSATION
FROM THE                    $220,500             $ 223,500         $222,000          $226,500        $ 0
FUND COMPLEX*,A

AGGREGATE COMPENSATION
FROM A                       Peter S. Lynch **  William O. McCoy  Gerald C. McDonough  Marvin L. Mann  Robert C.  Pozen **
FUND
Canada Fund B                $ 0                $ 14              $ 17                 $ 14            $ 0
Emerging Markets Fund B      $ 0                $ 96              $ 119                $ 96            $ 0
Europe Fund B                $ 0                $ 441             $ 545                $ 441           $ 0
Europe Capital Appreciation  $ 0                $ 174             $ 215                $ 174           $ 0
Fund B
Hong Kong and China Fund B   $ 0                $ 43              $ 53                 $ 43            $ 0
Japan Fund B                 $ 0                $ 116             $ 144                $ 116           $ 0
Japan Smaller Companies
Fund B                       $ 0                $ 146             $ 184                $ 146           $ 0
Latin America Fund B         $ 0                $ 97              $ 120                $ 97            $ 0
Nordic Fund B                $ 0                $ 31              $ 38                 $ 31            $ 0
Pacific Basin Fund B         $ 0                $ 91              $ 113                $ 91            $ 0
Southeast Asia Fund B        $ 0                $ 83              $ 103                $ 83            $ 0
TOTAL COMPENSATION FROM THE  $ 0                $ 223,500         $ 273,500            $220,500        $ 0
FUND COMPLEX*,A

AGGREGATE COMPENSATION FROM A   Thomas R. Williams
FUND
Canada Fund B                   $ 13
Emerging Markets Fund B         $ 94
Europe Fund B                   $ 433
Europe Capital Appreciation     $ 171
Fund B
Hong Kong and China Fund B      $ 42
Japan Fund B                    $ 114
Japan Smaller Companies Fund B  $ 143
Latin America Fund B            $ 95
Nordic Fund B                   $ 30
Pacific Basin Fund B            $ 89
Southeast Asia Fund B           $ 81
TOTAL COMPENSATION FROM THE     $223,500
FUND COMPLEX*,A

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.
** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.
   *** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.
   B     Compensation figures include cash.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of October 31, 1999, approximately 7.25% of Japan Smaller Companies Fund's total outstanding shares was held by an FMR
affiliate.     FMR Corp. is the ultimate parent company of this FMR
affiliate. By virtue of their ownership interest in FMR Corp., as
described in the "Control of Investment Advise   r    s" section on
page 178, Mr. Edward C. Johnson 3d, President and Trustee of the fund, and Ms. Abigail P. Johnson, Member of the Advisory Board of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of Japan Smaller Companies Fund's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
   As of October 31, 1999, the following owned of record or beneficially 5% or more (up to and including 25%) of each fund's outstanding shares:
   Japan Smaller Companies Fund: Fidelity Strategic Advisors/Crosby Advisors, Boston, MA (7.25%)
CONTROL OF INVESTMENT ADVISERS
FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K., and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity International Limited (FIL), a Bermuda company formed in
1968, is the ultimate parent company of FIIA,    Fidelity Investments
Japan Limited (FIJ)    , and FIIA(U.K.)L. Edward C. Johnson 3d,
Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and
shareholder servicing agent, pricing and bookkeeping agent,    and the
costs associated with     securities lending, as applicable, each fund
pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, Emerging Markets Fund, Hong Kong and China Fund, Japan
S   malle    r Companies Fund, Latin America Fund, and Nordic Fund
each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
For the services of FMR under the management contract, Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Canada Fund's performance to that of the Toronto Stock Exchange (TSE) 300, Europe Fund's performance to that of the Morgan Stanley Capital International Europe Index, Europe Capital Appreciation Fund's performance to that of the Morgan Stanley Capital International Europe Index, Japan Fund's performance to that of the Tokyo Stock Exchange Index, Pacific Basin Fund's performance to that of the Morgan Stanley Capital International Pacific Index, and Southeast Asia Fund's performance to that of the Morgan Stanley Capital International All Country Far East Free ex Japan Index.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE                 EFFECTIVE ANNUAL FEE RATES
Average Group Assets  Annualized  Rate  Group Net Assets  Effective Annual Fee Rate
 0 - $3 billion       .5200%            $ 1 billion       .5200%
 3 - 6                .4900              50               .3823
 6 - 9                .4600              100              .3512
 9 - 12               .4300              150              .3371
 12 - 15              .4000              200              .3284
 15 - 18              .3850               250             .3219
 18 - 21              .3700              300              .3163
 21 - 24              .3600              350              .3113
 24 - 30              .3500              400              .3067
 30 - 36              .3450              450              .3024
 36 - 42              .3400              500              .2982
 42 - 48              .3350              550              .2942
 48 - 66              .3250              600              .2904
 66 - 84              .3200              650              .2870
 84 - 102             .3150              700              .2838
 102 - 138            .3100              750              .2809
 138 - 174            .3050              800              .2782
 174 - 210            .3000               850             .2756
 210 - 246            .2950               900             .2732
 246 - 282            .2900               950             .2710
 282 - 318            .2850              1,000            .2689
 318 - 354            .2800              1,050            .2669
 354 - 390            .2750              1,100            .2649
 390 - 426            .2700              1,150            .2631
 426 - 462            .2650              1,200            .2614
 462 - 498            .2600              1,250            .2597
 498 - 534            .2550              1,300            .2581
 534 - 587            .2500              1,350            .2566
 587 - 646            .2463              1,400            .2551
 646 - 711            .2426
 711 - 782            .2389
 782 - 860            .2352
 860 - 946            .2315
 946 - 1,041          .2278
 1,041 - 1,145        .2241
 1,145 - 1,260        .2204
 over - 1,260         .2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   757     billion of group net assets - the approximate
level for October 1999 - was    0.2805%,     which is the weighted
average of the respective fee rates for each level of group net assets
up to $   757     billion.
The individual fund fee rate for Emerging Markets Fund, Hong Kong and
China Fund, Japan Small   er     Companies Fund, Latin America Fund,
and Nordic Fund is    0.45    %. Based on the average group net assets
of the funds advised by FMR for October 1999, each fund's annual management fee rate would be calculated as follows:

                              Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate
Emerging Markets Fund          0.2805%        +   0.45%                    =   0.7305%
Hong Kong and China Fund       0.2805%        +   0.45%                    =   0.7305%
Japan Smaller Companies Fund   0.2805%        +   0.45%                    =   0.7305%
Latin America Fund             0.2805%        +   0.45%                        0.7305%
Nordic Fund                    0.2805%        +   0.45%                    =   0.7305%

The individual fund fee rate for Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and
Southeast Asia Fund is    0.45    %. Based on the average group net
assets of the funds advised by FMR for October 1999, each fund's annual basic fee rate would be calculated as follows:

                             Group Fee Rate     Individual Fund Fee Rate     Basic Fee Rate
Canada Fund                   0.2805%        +   0.45%                    =   0.7305%
Europe Fund                   0.2805%        +   0.45%                    =   0.7305%
Europe Capital Appreciation   0.2805%        +   0.45%                    =   0.7305%
Fund
Japan Fund                    0.2805%        +   0.45%                    =   0.7305%
Pacific Basin Fund            0.2805%        +   0.45%                    =   0.7305%
Southeast Asia Fund           0.2805%        +   0.45%                    =   0.7305%

One-twelfth of the    management     fee rate or the    basic     fee
rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month. COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each of Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the Toronto Stock Exchange (TSE) 300 for Canada Fund, Morgan Stanley Capital International Europe Index for Europe Fund, Morgan Stanley Capital International Europe Index for Europe Capital Appreciation Fund, Tokyo Stock Exchange Index for Japan Fund, Morgan Stanley Capital International Pacific Index for Pacific Basin Fund, and Morgan Stanley Capital International All Country Far East Free ex Japan Index for Southeast Asia Fund. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized performance adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment.
The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the applicable Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
For each of Morgan Stanley Capital International Europe Index, and Morgan Stanley Capital International Pacific Index, the index returns for periods prior to January 1, 1997 are adjusted for tax withholding at non-treaty rates. The index returns for periods after January 1, 1997 are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund.

Fund                          Fiscal Years Ended October 31  Performance Adjustment  Management Fees Paid to FMR
Canada Fund                   1999                           $ -189,641              $ 143,110*
                              1998                           $ -322,133              $ 212,772*
                              1997                           $ -460,868              $ 498,327*
Emerging Markets Fund         1999                           N/A                     $ 2,504,496
                              1998                           N/A                     $ 2,908,156
                              1997                           N/A                     $ 7,910,780
Europe Fund                   1999                           $ -2,043,853            $ 8,733,425*
                              1998                           $ -88,133               $ 10,211,251*
                              1997                           $ 327,476               $ 6,862,932*
Europe Capital Appreciation   1999                           $ -428,477              $ 3,757,693*
Fund
                              1998                           $ -91,978               $ 4,276,089*
                              1997                           $ -301,878              $ 2,196,708*
Hong Kong and China Fund      1999                           N/A                     $ 1,088,415
                              1998                           N/A                     $ 1,146,603
                              1997                           N/A                     $ 1,625,465
Japan Fund                    1999                           $ 595,599               $ 3,879,056*
                              1998                           $ 632,472               $ 2,399,153*
                              1997                           $ 528,549               $ 2,732,904*
Japan Smaller Companies Fund  1999                           N/A                     $ 4,833,493
                              1998                           N/A                     $ 703,099
                              1997                           N/A                     $ 702,501
Latin America Fund            1999                           N/A                     $ 2,413,253
                              1998                           N/A                     $ 4,433,227
                              1997                           N/A                     $ 6,463,852
Nordic Fund                   1999                           N/A                     $ 769,457
                              1998                           N/A                     $ 766,651
                              1997                           N/A                     $ 510,905
Pacific Basin Fund            1999                           $ 670,293               $ 3,235,297*
                              1998                           $ 765,898               $ 2,293,835*
                              1997                           $ -195,610              $ 2,424,887*
Southeast Asia Fund           1999                           $ 474,579               $ 2,664,844*
                              1998                           $ 983,526               $ 2,735,919*
                              1997                           $ 52,908                $ 4,464,710*

* Including the amount of the performance adjustment.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, securities
lending    cost    s, brokerage commissions, and extraordinary
expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's returns, and repayment of the reimbursement by a fund will lower its returns.
FMR voluntarily agreed to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net
assets. The table below show   s     the periods of reimbursement and
levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.
       SUB-ADVISERS.    On behalf of the funds, FMR has entered into
sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. On behalf of Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Pacific Basin Fund, and Southeast Asia Fund, FMR has entered into sub-advisory agreements with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
   Effective January 1, 2000, on behalf of each fund, FMR Far East will enter into a sub-advisory agreement with FIJ, pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).
For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet)    FMR Far East pays FIJ a fee equal to 100% of
FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FMR pays FIJ and FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
   For investment advice and research services, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, or FIJ on behalf of Canada Fund, Europe Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund for the past three fiscal years.
For providing investment advice and research services, fees paid to FMR U.K. and FMR Far East on behalf of Emerging Markets Fund and Europe Capital Appreciation Fund for the past three fiscal years are shown in the table below.
Fiscal Years Ended October 31  FMR U.K.   FMR Far East
Emerging Markets Fund
1999                           $ 0        $ 0
1998                           $ 0        $ 0
1997                           $ 442,552  $ 405,858
Europe Capital Appreciation
Fund
1999                           $ 0        $ 0
1998                           $ 449,444  $ 0
1997                           $ 195,609  $ 0
Currently, FIIA is primarily responsible for choosing investments for Southeast Asia Fund and Hong Kong and China Fund. Currently, FIIA (U.K.)L is primarily responsible for choosing investments for Emerging
Markets Fund, Europe Fund, and Nordic Fund. Currentl   y,     FIJ is
primarily responsible for choosing investments for Japan Fund and
Japan Small   er     Companies Fund.
   For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, or FIJ on behalf of Canada Fund and Europe Capital Appreciation Fund for the past three fiscal years.
For discretionary investment management and execution of portfolio transactions, fees paid to FIIA, FIIA(U.K.)L, and FIJ on behalf of Emerging Markets Fund, Europe Fund, Hong Kong and China Fund, Japan
Fund, Japan Small   er     Companies Fund,    Latin America Fund,
    Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund for the past three fiscal years are shown in the table below.
Fiscal Year Ended October 31  FIIA*        FIIA(U.K.)L  FIJ*
Emerging Markets Fund
1999                          $ 1,032,343  $ 271,883    $ 0
1998                          $ 0          $ 0          $ 0
1997                          $ 0          $ 0          $ 0
Europe Fund
1999                          $ 3,342,771  $ 1,173,702  $ 0
1998                          $ 3,337,270  $ 1,841,726  $ 0
1997                          $ 3,469,914  $ 1,630,394  $ 0
Hong Kong and China Fund
1999                          $ 565,181    $ 0          $ 0
1998                          $ 573,302    $ 0          $ 0
1997                          $ 812,733    $ 0          $ 0
Japan Fund
1999                          $ 232,548    $ 0          $ 1,811,331
1998                          $ 1,202,885  $ 0          $ 0
1997                          $ 1,337,897  $ 0          $ 0
Japan Smaller Companies Fund
1999                          $ 0          $ 0          $ 2,613,937
1998                          $ 0          $ 0          $ 351,549
1997                          $ 0          $ 0          $ 351,251
Latin America Fund
1999                          $ 0          $ 0          $ 0
1998                          $ 0          $ 0          $ 0
1997                          $ 0          $ 0          $ 0
Nordic Fund
1999                          $ 313,079    $ 84,643     $ 0
1998                          $ 265,220    $ 118,106    $ 0
1997                          $ 255,453    $ 149,480    $ 0
Pacific Basin Fund
1999                          $ 195,409    $ 0          $ 0
1998                          $ 1,127,973  $ 0          $ 0
1997                          $ 1,186,431  $ 0          $ 0
Southeast Asia Fund
1999                          $ 1,391,758  $ 0          $ 0
1998                          $ 1,351,153  $ 0          $ 0
1997                          $ 2,191,832  $ 0          $ 0
* Prior to August 1, 1999, FMR paid FIIA and FIJ a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
DISTRIBUTION SERVICES
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
   Sales charge revenues collected by FDC for the fiscal year ended 1997 are shown in the table below.

                                                            Sales Charge Revenue  Deferred Sales Charge Revenue
                              Fiscal Year Ended October 31  Amount Paid  to FDC   Amount Paid  to FDC
Canada Fund                   1997                          $ 131,248             $ 3,646
Emerging Markets Fund         1997                          $ 756,295             N/A
Europe Fund                   1997                          $ 729,707             $ 20,431
Europe Capital Appreciation   1997                          $ 887,094             N/A
Fund
Hong Kong and China Fund      1997                          $ 1,509,043           N/A
Japan Fund                    1997                          $ 592,638             N/A
Japan Smaller Companies Fund  1997                          $ 274,403             N/A
Latin America Fund            1997                          $ 2,213,110           N/A
Nordic Fund                   1997                          $ 348,689             N/A
Pacific Basin Fund            1997                          $ 218,156             $ 15,796
Southeast Asia Fund           1997                          $ 381,009             N/A

Sales charge revenues collected    and retained     by FDC for the
fiscal years    ended 1998 and 1999     are shown in the table below.

                                               Sales Charge Revenue                          Deferred Sales Charge Revenue
                            Fiscal Year Ended  Amount Paid to FDC    Amount Retained by FDC  Amount Paid to FDC
Canada Fund                 October 31,
                            1999               $ 15,360              $ 15,360                $ 3,145
                            1998               $ 18,905              $ 18,905                $ 4,018
Emerging Markets Fund       October 31,
                            1999               $ 377,395             $ 377,019               N/A
                            1998               $ 361,040             $ 359,570               N/A
Europe Fund                 October 31,
                            1999               $ 513,062             $ 512,932               $ 52,904
                            1998               $ 1,670,671           $ 1,668,232             $ 44,535
Europe Capital Appreciation October 31,
Fund
                            1999               $ 299,716             $ 299,687               N/A
                            1998               $ 1,074,774           $ 1,068,074             N/A
Hong Kong and China Fund    October 31,
                            1999               $ 216,345             $ 216,270               N/A
                            1998               $ 420,670             $ 420,487               N/A
Japan Fund                  October 31,
                            1999               $ 1,800,232           $ 1,779,715             N/A
                            1998               $ 397,863             $ 396,298               N/A
Japan Smaller Companies
Fund                        October 31,
                            1999               $ 6,014,883           $ 6,010,566             N/A
                            1998               $ 128,795             $ 128,795               N/A
Latin America Fund          October 31,
                            1999               $ 343,731             $ 343,725               N/A
                            1998               $ 323,761             $ 323,203               N/A
Nordic Fund                 October 31,
                            1999               $ 123,563             $ 123,293               N/A
                            1998               $ 258,454             $ 257,334               N/A
Pacific Basin Fund          October 31,
                            1999               $ 534,718             $ 533,043               $ 9,916
                            1998               $ 144,033             $ 142,818               $ 16,130
Southeast Asia Fund         October 31,
                            1999               $ 537,360             $ 536,707               N/A
                            1998               $ 507,395             $ 506,629               N/A

                              Amount Retained by FDC
Canada Fund
                              $ 3,145
                              $ 4,018
Emerging Markets Fund
                              N/A
                              N/A
Europe Fund
                              $ 52,904
                              $ 44,535
Europe Capital Appreciation
Fund
                              N/A
                              N/A
Hong Kong and China Fund
                              N/A
                              N/A
Japan Fund
                              N/A
                              N/A
Japan Smaller Companies Fund
                              N/A
                              N/A
Latin America Fund
                              N/A
                              N/A
Nordic Fund
                              N/A
                              N/A
Pacific Basin Fund
                              $ 9,916
                              $ 16,130
Southeast Asia Fund
                              N/A
                              N/A

FDC may compensate intermediaries (such as banks, broker-dealers and other service-providers) that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.
TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.
The annual rates for pricing and bookkeeping services for the funds are 0.0550% of the first $500 million of average net assets, 0.0425% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                          1999       1998       1997
Canada Fund                   $ 60,507   $ 62,402   $ 96,809
Emerging Markets Fund         $ 199,065  $ 297,918  $ 588,031
Europe Fund                   $ 700,773  $ 700,120  $ 518,194
Europe Capital Appreciation   $ 322,577  $ 396,823  $ 251,788
Fund
Hong Kong and China Fund      $ 87,291   $ 117,732  $ 164,562
Japan Fund                    $ 250,589  $ 180,786  $ 222,118
Japan Smaller Companies Fund  $ 299,025  $ 72,061   $ 74,385
Latin America Fund            $ 194,140  $ 401,285  $ 514,541
Nordic Fund                   $ 64,661   $ 82,144   $ 60,492
Pacific Basin Fund            $ 199,312  $ 157,269  $ 261,996
Southeast Asia Fund           $ 173,873  $ 179,603  $ 401,403
For administering each fund's securities lending program, FSC    is
paid     based on the number and duration of individual securities
loans.
   Payments made     by the funds to FSC for securities lending for
the past three fiscal years are shown in the table below.
Fund                          1999     1998  1997
Canada Fund                   $ 0      $ 0   $ 0
Emerging Markets Fund         $ 14     $ 0   $ 0
Europe Fund                   $ 51     $ 0   $ 0
Europe Capital Appreciation   $ 18     $ 0   $ 0
Fund
Hong Kong and China Fund      $ 4,295  $ 0   $ 0
Japan Fund                    $ 36     $ 0   $ 0
Japan Smaller Companies Fund  $ 2      $ 0   $ 0
Latin America Fund            $ 4      $ 0   $ 0
Nordic Fund                   $ 5      $ 0   $ 0
Pacific Basin Fund            $ 21     $ 0   $ 0
Southeast Asia Fund           $ 19     $ 0   $ 0
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan
   Smaller     Companies Fund, Fidelity Latin America Fund, Fidelity
Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund are funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. Currently, there are 20 funds in Fidelity Investment
Trust: Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Global Balanced Fund, Fidelity Hong Kong and China Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan
   Smaller     Companies Fund, Fidelity Latin America Fund, Fidelity
Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity United Kingdom Fund, and Fidelity Worldwide Fund. The Trustees are permitted to create additional funds in the trusts.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds. SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Canada Fund, Hong Kong
and China Fund, Japan    Smaller     Companies Fund, Latin America
Fund, and Nordic Fund. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund. Each custodian is
responsible for the safekeeping of a    f    und's assets and the
appointment of any subcustodian banks and clearing agencies. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Canada Fund, Hong Kong and
China Fund, Japan Smaller Companies Fund, Latin America Fund   ,
and     Nordic Fund's custodian leases its office space from an
affiliate of FMR at a lease payment which, when and entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. P   ricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts     serves as independent accountant for Canada Fund,
Emerging Markets Fund, Europe Fund   , Hong     Kong and China Fund,
Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
   Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts
    serves as independent accountant for Europe Capital Appreciation Fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended October 31, 1999, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Fidelity Investments, and Magellan are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.

SUPPLEMENT TO FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
DECEMBER 29, 1999 PROSPECTUS

   On February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning March 1, 2000, purchases of shares of the funds will not be subject to a sales charge.

   In addition, on February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized the reduction of each fund's redemption fee period from 90 days to 30 days. Redemptions after February 29, 2000, of shares held less than 30 days will be subject to a redemption fee of 1.00% of the amount redeemed.

   On February 17, 2000, the Board of Trustees of Fidelity Pacific Basin Fund approved increasing the redemption fee from 1.00% to 1.50%. Redemptions after May 31, 2000 of shares held less than 90 days will be subject to a redemption fee of 1.50% of the amount redeemed.

   The following information replaces similar information found under the heading "Average Annual Returns" found in the "Performance" section on page P-12.

   The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge, which has been eliminated effective March 1, 2000, for Europe Fund and Europe Capital Appreciation Fund.

   The following information replaces similar information found in the "Fee Table" section on page P-13.

   SHAREHOLDER FEES     (PAID BY THE INVESTOR DIRECTLY)

Maximum sales charge (load)    3.00%A
on purchases (as a % of
offering price) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund, Latin
America Fund, Nordic Fund,
Pacific Basin Fund, and
Southeast Asia Fund only

Sales charge (load) on         None
reinvested distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held  1.50%
less than 90 days (as a % of
amount redeemed) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund, Latin
America Fund, Nordic Fund,
and Southeast Asia Fund only

Redemption fee on shares held  1.50%
less than 90 days that are
redeemed after May 31, 2000
(as a % of amount redeemed)
for Pacific Basin Fund only

Redemption fee on shares held  1.00%
less than 90 days that are
redeemed on or before May
31, 2000 (as a % of amount
redeemed) for Pacific Basin
Fund only

Redemption fee on shares held  1.00%
less than 30 days (as a % of
amount redeemed) for Europe
Fund and Europe Capital
Appreciation Fund only

Annual account maintenance     $ 12.00
fee (for accounts under
$2,500)

   A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER
$250,000.

   The following information replaces similar information found in the "Fee Table" section on page P-15.

EUROPE FUND                  1 year    $ 98

                             3 years   $ 306

                             5 years   $ 531

                             10 years  $ 1,178

EUROPE CAPITAL APPRECIATION  1 year    $ 109
FUND

                             3 years   $ 340

                             5 years   $ 590

                             10 years  $ 1,306

   The following information replaces the first three paragraphs under the heading "Buying Shares" found in the "Buying and Selling Shares" section on page P-23.

   The price to buy one share of Europe Fund or Europe Capital Appreciation Fund is the fund's NAV. Each fund's shares are sold without a sales charge. The price to buy one share of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.

   If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.

   The offering price of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin
America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.

   The following information replaces the second paragraph under the heading "Selling Shares" found in the "Buying and Selling Shares" section on page P-25.

   Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Southeast Asia Fund will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after holding them less than 90 days. Europe Fund and Europe Capital Appreciation Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 30 days. Pacific Basin Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares on or before May 31, 2000 after holding them less than 90 days, and will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after May 31, 2000 after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

   The following information replaces similar information under the heading "Features" found in the "Account Features and Policies" section on page P-27.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                    PROCEDURES

Monthly                      (small solid bullet) To set
                             up, call 1-800-544-6666.

                             (small solid bullet) To make
                             changes, call Fidelity at
                             1-800-544-6666 at least
                             three business days prior to
                             your next scheduled
                             withdrawal date.

                             (small solid bullet) Because
                             of Canada Fund's, Emerging
                             Markets Fund's, Hong Kong
                             and China Fund's, Japan
                             Fund's, Japan Smaller
                             Companies Fund's, Latin
                             America Fund's, Nordic
                             Fund's, Pacific Basin
                             Fund's, and Southeast Asia
                             Fund's front-end sales
                             charge, you may not want to
                             set up a systematic
                             withdrawal program when you
                             are buying Canada Fund's,
                             Emerging Markets Fund's,
                             Hong Kong and China Fund's,
                             Japan Fund's, Japan Smaller
                             Companies Fund's, Latin
                             America Fund's, Nordic
                             Fund's, Pacific Basin
                             Fund's, or Southeast Asia
                             Fund's shares on a regular
                             basis.

Effective April 1, 2000, the following information replaces similar information found in the "Fund Management" section on page P-30.

Patricia Satterthwaite is vice president and lead manager of Latin America Fund, and vice president and manager of Emerging Markets Fund, which she has managed since April 1993 and April 2000, respectively. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.

Effective April 1, 2000, the following information replaces similar information found in the "Fund Management" section on page P-30.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for each fund. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. Currently, FIIA(U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund.

   The following information replaces similar information found in the "Fund Distribution" section on page P-32.

   FDC distributes each fund's shares.

   You may pay a sales charge when you buy your shares of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund.

   FDC collects the sales charge.

   Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

                    SALES CHARGE

RANGES              AS A % OF OFFERING PRICE  AS AN APPROXIMATE % OF NET
                                              AMOUNT INVESTED

$0 - 249,999        3.00%                     3.09%

$250,000 - 499,999  2.00%                     2.04%

$500,000 - 999,999  1.00%                     1.01%

$1,000,000 OR MORE  NONE                      NONE

   FDC may pay a portion of sales charge proceeds to securities dealers who have sold Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, or Southeast Asia Fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.

   The following information replaces similar information found in the "Fund Distribution" section on page P-32.

   Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's
    sales charge will not apply:


SUPPLEMENT TO
FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE
FUND,
FIDELITY EUROPE CAPITAL APPRECIATION FUND,
FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN FUND,
FIDELITY JAPAN SMALLER COMPANIES FUND (FORMERLY FIDELITY JAPAN SMALL COMPANIES FUND),
FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, AND
FIDELITY SOUTHEAST ASIA FUND
DECEMBER 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

   ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY EUROPE FUND AND FIDELITY EUROPE CAPITAL APPRECIATION FUND AUTHORIZED ELIMINATION OF EACH FUND'S 3.00% FRONT-END SALES CHARGE. BEGINNING MARCH 1, 2000, PURCHASES OF SHARES OF THE FUNDS WILL NOT BE SUBJECT TO A SALES
CHARGE.

   IN ADDITION, ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY EUROPE FUND AND FIDELITY EUROPE CAPITAL APPRECIATION FUND AUTHORIZED THE REDUCTION OF EACH FUND'S REDEMPTION FEE PERIOD FROM 90 DAYS TO 30 DAYS. REDEMPTIONS AFTER FEBRUARY 29, 2000 OF SHARES HELD LESS THAN 30 DAYS WILL BE SUBJECT TO A REDEMPTION FEE OF 1.00% OF THE AMOUNT REDEEMED.

   ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY PACIFIC BASIN FUND APPROVED INCREASING THE REDEMPTION FEE FROM 1.00% TO 1.50%. REDEMPTIONS AFTER MAY 31, 2000 OF SHARES HELD LESS THAN 90 DAYS WILL BE SUBJECT TO A REDEMPTION FEE OF 1.50% OF THE AMOUNT REDEEMED.

   THE FOLLOWING INFORMATION REPLACES THE FIRST TWO PARAGRAPHS
FOLLOWING THE HEADING "HISTORICAL FUND RESULTS" FOUND IN THE
"PERFORMANCE" SECTION ON PAGE 34.

   Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund have a maximum front-end sales charge of 3.00% which is included in the average annual and cumulative returns.

   Europe Fund and Europe Capital Appreciation Fund had a maximum front-end sales charge of 3.00% (eliminated effective March 1, 2000) which is included in the average annual and cumulative returns.

   For Europe Fund and Europe Capital Appreciation Fund, returns do not include the effect of the funds' 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

   For Pacific Basin Fund, returns do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that are redeemed on or before May 31, 2000.

   For Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund, returns do not include the effect of the funds' 1.50% short-term trading fee, applicable to shares held less than 90 days.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 37.

   During the 10-year period ended October 31, 1999, a hypothetical $10,000 investment in Europe Fund would have grown to $32,385, including the effect of the fund's maximum sales charge, which was eliminated effective March 1, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 37.

   Explanatory Notes: With an initial investment of $10,000 in Europe Fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,759. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,728 for dividends and $4,676 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

   During the period from December 21, 1993 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Europe Capital Appreciation Fund would have grown to $23,822, including the effect of the fund's maximum sales charge, which was eliminated effective March 1, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 37.

   Explanatory Notes: With an initial investment of $10,000 in Europe Capital Appreciation Fund on December 21, 1993, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,212. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $601 for dividends and $3,279 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 40.

   Explanatory Notes: With an initial investment of $10,000 in Pacific Basin Fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,461. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $479 for dividends and $1,795 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that are redeemed on or before May 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 45.

   Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 46.

   Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.

   On October 12, 1990, each of Canada Fund, Europe Fund, and Pacific Basin Fund changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased shares prior to that date, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted. On March 1, 2000, the 3% sales charge was eliminated for Europe Fund.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 47.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                   Edward C. Johnson 3d**  Abigail P. Johnson **  Ralph  F. Cox  Phyllis Burke Davis  Robert  M. Gates
FUND

Canada FundB                   $ 0                     $ 0                    $ 14           $ 13                 $ 14

Emerging Markets FundB         $ 0                     $ 0                    $ 96           $ 93                 $ 96

Europe FundB                   $ 0                     $ 0                    $ 445          $ 427                $ 441

Europe Capital Appreciation    $ 0                     $ 0                    $ 176          $ 169                $ 174
FundB

Hong Kong and China FundB      $ 0                     $ 0                    $ 43           $ 41                 $ 43

Japan FundB                    $ 0                     $ 0                    $ 116          $ 112                $ 116

Japan Smaller Companies FundB  $ 0                     $ 0                    $ 147          $ 142                $ 146

Latin America FundB            $ 0                     $ 0                    $ 98           $ 94                 $ 97

Nordic FundB                   $ 0                     $ 0                    $ 31           $ 30                 $ 31

Pacific Basin FundB            $ 0                     $ 0                    $ 91           $ 88                 $ 91

Southeast Asia FundB           $ 0                     $ 0                    $ 83           $ 80                 $ 83

TOTAL COMPENSATION FROM THE    $ 0                     $ 0                    $ 223,500      $ 220,500            $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                   E. Bradley Jones ***  Donald J. Kirk  Ned C. Lautenbach ****  Peter S. Lynch **  William O. McCoy
FUND

Canada FundB                   $ 13                  $ 13            $ 1                     $ 0                $ 14

Emerging Markets FundB         $ 96                  $ 95            $ 10                    $ 0                $ 96

Europe FundB                   $ 441                 $ 438           $ 31                    $ 0                $ 441

Europe Capital Appreciation    $ 174                 $ 173           $ 11                    $ 0                $ 174
FundB


Hong Kong and China FundB      $ 43                  $ 42            $ 4                     $ 0                $ 43

Japan FundB                    $ 116                 $ 115           $ 18                    $ 0                $ 116

Japan Smaller Companies FundB  $ 147                 $ 146           $ 40                    $ 0                $ 146

Latin America FundB            $ 97                  $ 97            $ 7                     $ 0                $ 97

Nordic FundB                   $ 31                  $ 31            $ 2                     $ 0                $ 31

Pacific Basin FundB            $ 90                  $ 90            $ 14                    $ 0                $ 91

Southeast Asia FundB           $ 82                  $ 82            $ 9                     $ 0                $ 83

TOTAL COMPENSATION FROM THE    $ 222,000             $ 226,500       $ 0                     $ 0                $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A  Gerald C. McDonough  Marvin L. Mann  Robert C.  Pozen **  Thomas R. Williams
FUND

Canada FundB                   $ 17                 $ 14            $ 0                  $ 13

Emerging Markets FundB         $ 119                $ 96            $ 0                  $ 94

Europe FundB                   $ 545                $ 441           $ 0                  $ 433

Europe Capital Appreciation    $ 215                $ 174           $ 0                  $ 171
FundB

Hong Kong and China FundB      $ 53                 $ 43            $ 0                  $ 42

Japan FundB                    $ 144                $ 116           $ 0                  $ 114

Japan Smaller Companies FundB  $ 184                $ 146           $ 0                  $ 143

Latin America FundB            $ 120                $ 97            $ 0                  $ 95

Nordic FundB                   $ 38                 $ 31            $ 0                  $ 30

Pacific Basin FundB            $ 113                $ 91            $ 0                  $ 89

Southeast Asia FundB           $ 103                $ 83            $ 0                  $ 81

TOTAL COMPENSATION FROM THE    $ 273,500            $ 220,500       $ 0                  $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** Mr. Jones served on the Board of Trustees through December 31,
1999.

**** During the period from October 14, 1999 through December 31,
1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

EFFECTIVE APRIL 1, 2000, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 56.

Currently, FIIA is primarily responsible for choosing investments for Southeast Asia Fund and Hong Kong and China Fund. Currently, FIIA (U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIJ is primarily responsible for choosing investments for Japan Fund and Japan Smaller Companies Fund.




FIDELITY (LOGO)         FMR Corp. 82 Devonshire
INVESTMENTS(registered  Street Boston MA  02109-3614
trademark)              617-563-7000

                        March 1, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549
Attention:  File Room



Re:         Fidelity Investment Trust
            (the trust):

            Fidelity Canada Fund Fidelity
            Emerging Markets Fund
            Fidelity Europe Fund
            Fidelity Europe Capital
            Appreciation Fund Fidelity
            Hong Kong and China Fund
            Fidelity Japan Fund
            Fidelity Japan Smaller
            Companies Fund (formerly
            Fidelity Japan Small
            Companies Fund)  Fidelity
            Latin America Fund Fidelity
            Nordic Fund  Fidelity
            Pacific Basin Fund  Fidelity
            Southeast Asia Fund (the
            funds')

            File Nos. 2-90649 and 811-4008

______________________________________________________________________

Ladies and Gentlemen:

 Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933 are Supplements, dated March 1, 2000, to the funds' Prospectus and Statement of Additional Information, each dated December 29, 1999. The documents have been marked to indicate changes made since the last filing.

        Very truly yours,







        /s/Nicole Garceau
        Nicole Garceau

        Legal Department

Like securities of all mutual funds, these securities have
not been approved or disapproved by the Securities
and Exchange Commission, and the Securities and
Exchange Commission has not determined if this
prospectus is accurate or complete. Any
representation to the contrary is a criminal offense.
FIDELITY   'S
TARGETED INTERNATIONAL
EQUITY
FUNDS
                              Fund Number  TRADING SYMBOL
Fidelity France Fund          345          FRANX
Fidelity Germany Fund         346          FGERX
Fidelity United Kingdom Fund  344          FUTYF
PROSPECTUS
DECEMBER 29, 1999
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS
FUND SUMMARY             2   INVESTMENT SUMMARY
                         4   PERFORMANCE
                         6   FEE TABLE
FUND BASICS              8   INVESTMENT DETAILS
                         9   VALUING SHARES
SHAREHOLDER INFORMATION  9   BUYING AND SELLING SHARES
                         16  EXCHANGING SHARES
                         17  ACCOUNT FEATURES AND POLICIES
                         20  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS
                         20  TAX CONSEQUENCES
FUND SERVICES            20  FUND MANAGEMENT
                         21  FUND DISTRIBUTION
APPENDIX                 22  FINANCIAL HIGHLIGHTS
   FUND SUMMARY
INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
FRANCE FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of French issuers.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN FRANCE. The French economy can be significantly affected by government policies and investments in the private sector and the restrictions required to
join the    European and Economic Monetary Uni    on (EMU).
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
GERMANY FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of German issuers.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN GERMANY. The German
economy    is heavily industrialized, with a strong emphasis on
manufacturing and exports,     has been significantly affected by the
reunification of eastern and western Germany   ,     and can be
significantly affected by the restrictions required to join the EMU. (small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
UNITED KINGDOM FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Normally investing at least 65% of total assets in securities of British issuers.
(small solid bullet) Normally investing primarily in common stocks. (small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.
(small solid bullet) GEOGRAPHIC CONCENTRATION IN UNITED KINGDOM. The United Kingdom economies can be significantly affected by the restrictions required to join the EMU.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance. YEAR-BY-YEAR-RETURNS
The returns in the chart do not include the effect of the funds' front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.
FRANCE FUND
Calendar Years                              1996    1997    1998
                                            25.44%  14.46%  28.92%
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 25.44
Row: 9, Col: 1, Value: 14.46
Row: 10, Col: 1, Value: 28.92
DUR   ING THE PERIODS SHOWN IN THE CHART FOR FRANCE FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     21.83%    (QUARTER ENDING     MARCH 31,
1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -20.70%
(QUARTER ENDING     SEPTEMBER 30, 1998).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR FRANCE FUND WAS
   6.18    %.
GERMANY FUND
Calendar Years                              1996    1997    1998
                                            18.45%  20.33%  23.31%
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 18.45
Row: 9, Col: 1, Value: 20.33
Row: 10, Col: 1, Value: 23.31
D   URING THE PERIODS SHOWN IN THE CHART FOR GERMANY FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     18.13%    (QUARTER ENDING     MARCH 31,
1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -18.63%
(QUARTER ENDING     SEPTEMBER 30, 1998   ).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR GERMANY FUND
WAS    -8.08%.

UNITED KINGDOM FUND
Calendar Years                                   1996    1997    1998
                                                 28.61%  16.78%  10.32%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 28.61
Row: 9, Col: 1, Value: 16.78
Row: 10, Col: 1, Value: 10.32
DURI   NG THE PERIODS SHOWN IN THE CHART FOR UNITED KINGDOM FUND, THE
HIGHEST RETURN FOR A QUARTER WAS     16.01%    (QUARTER ENDING
    MARCH 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -14.07%    (QUARTER ENDING     SEPTEMBER 30, 1998).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR UNITED KINGDOM
FUND WAS    3.20    %.
AVERAGE ANNUAL RETURNS
The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge.
For the periods ended         Past 1 year  Life of fund
December 31, 1998
France Fund                    25.06%       21.28%*
SBF 250 Index                  41.40%       24.10%*
Lipper European Region Funds   22.55%      n/a
Average
Germany Fund                   19.61%       18.87%*
DAX 100 Index                  25.27%       21.33%*
Lipper European Region Funds   22.55%      n/a
Average
United Kingdom Fund            7.01%        16.46%*
FT - All Shares Index          15.17%       20.76%*
Lipper European Region Funds   22.55%      n/a
Average
   *     FROM NOVEMBER 1, 1995.
If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.
Societe D   e    s Bourses Francaises (SBF) 250 is a market
capitalization-weighted index of the stocks of the 250 largest companies in the French market.
Deutscher Akteinindex (DAX) 100 is a market capitalization-weighted index of the 100 most heavily traded stocks in the German market.
FT - All Shares Index is a market capitalization-weighted index of over 700 stocks traded in the U.K. market.
Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund
operating expenses provided below for    Germany Fund     do not
reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for France Fund and United Kingdom Fund do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)
Maximum sales charge (load)    3.00%A
on purchases (as a % of
offering price)
Sales charge (load) on         None
reinvested distributions
Deferred sales charge (load)   None
on redemptions
Redemption fee on shares held  1.50%
less than 90 days (as a % of
amount redeemed)
Annual account maintenance      $12.00
fee (for accounts under
$2,500)
A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000. ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)
FRANCE FUND          Management fee               0.74%
                     Distribution and Service     None
                     (12b-1) fee
                     Other expenses               2.12%
                     Total annual fund operating  2.86%
                     expenses A
GERMANY FUND         Management fee               0.74%
                     Distribution and Service     None
                     (12b-1) fee
                     Other expenses               1.16%
                     Total annual fund operating  1.90%
                     expenses A
UNITED KINGDOM FUND  Management fee               0.73%
                     Distribution and Service     None
                     (12b-1) fee
                     Other expenses               2.83%
                     Total annual fund operating  3.56%
                     expenses A
A FMR HAS VOLUNTARILY AGREED TO REIMBURSE    EACH FUND     TO THE
EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES,
SECURITIES LENDING    COSTS    , BROKERAGE COMMISSIONS AND
EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF    ITS     AVERAGE NET
ASSETS, EXCEED 2.00%. THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT
ANY TIME.
A portion of the brokerage commissions that a fund pays is used to
reduce that fund's expenses. In additio   n    ,    through
arrangements with each     fund   's     custodian and transfer
agent   ,     credits realized as a result of uninvested cash balances
are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses, after
reimbursement for    France Fund and United Kingdom Fund    , would
have been   :
France Fund          1.98%
Germany Fund         1.79%
United Kingdom Fund  1.98%
This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
FRANCE FUND          1 year    $ 580
                     3 years   $ 1,159
                     5 years   $ 1,763
                     10 years  $ 3,390
GERMANY FUND         1 year    $ 487
                     3 years   $ 879
                     5 years   $ 1,296
                     10 years  $ 2,455
UNITED KINGDOM FUND  1 year    $ 648
                     3 years   $ 1,359
                     5 years   $ 2,090
                     10 years  $ 4,012
FUND BASICS
INVESTMENT DETAILS
INVESTMENT OBJECTIVE
FRANCE FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of French issuers. FMR normally invests the fund's assets primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
GERMANY FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of German issuers. FMR normally invests the fund's assets primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
UNITED KINGDOM FUND seeks long-term growth of capital.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in securities of British issuers. FMR normally invests the fund's assets primarily in common stocks.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.
FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS
Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates each fund's investments in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. In addition,
because FMR may invest a significant percentage o   f each fund's
ass    ets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors can significantly affect a fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest, or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.
The FRENCH economy can be significantly influenced by the French government, which controls a large portion of the economy through regulation, ownership interests in many companies, and a large public sector. Efforts to comply with the EMU restrictions have resulted in reduced government spending, high unemployment and labor unrest in France. In addition, a small number of companies represent a large percentage of the French market.
The GERMAN economy    is heavily industrialized, with a strong
emphasis on manufacturing and exports, and has been significantly
affected by the     reunification of western and eastern Germany in
1990. Reunification has resulted in increased government spending, slower growth and higher unemployment. Government policy has focused on complying with the EMU restrictions and maintaining a strong currency. In addition, a small number of companies represent a large percentage of the German market.
The UNITED KINGDOM economies are generally experiencing stability with low inflation, positive growth and a stable currency. The election of the Labour party in 1997 has not significantly affected the government's economic policies. Although the United Kingdom has stated its intent to comply with the EMU restrictions on inflation rates,
deficits and debt levels, it has not formally com   m    itted to
using the common currency.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's
securities.    The value of securities of smaller, less well-known
issuers can be more volatile than that of larger issuers.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective. FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
FRANCE FUND seeks long-term growth of capital.
GERMANY FUND seeks long-term growth of capital.
UNITED KINGDOM FUND seeks long-term growth of capital.
VALUING SHARES
Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.
Each fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.
SHAREHOLDER INFORMATION
BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web site and phone numbers:
(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST SM), 1-800-544-5555.
(small solid bullet)    For exchanges, redemptions, and account
assistance, 1-800-544-6666.
(small solid bullet)    F    or mutual fund and brokerage information,
1-800-544-6666.
(small solid bullet) For retirement information, 1-800-544-4774. (small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587
You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of each fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.
If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.
The offering price of each fund is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.
Your shares will be bought at the next offering price or NAV, as applicable, calculated after your investment is received in proper form.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
MINIMUMS
TO OPEN AN ACCOUNT                        $2,500
For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT                      $250
Through regular investment plans          $100
MINIMUM BALANCE                           $2,000
For certain Fidelity retirement accountsA $500
A FIDELITY TRADITIONAL IRA, ROTH IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH
ACCOUNTS.
There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory Services SM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.
In addition, each fund may waive or lower purchase minimums in other circumstances.
KEY INFORMATION
PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.
INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.
MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.
IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.
WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.
AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.
                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.
SELLING SHARES
The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.
Each fund will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the
last    15 or     30 days,    depending on your account    ;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if    FMR     determines it
is in the best interests of a fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.
KEY INFORMATION
PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.
                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.
                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.
INTERNET www.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.
                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.
MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.
                            RETIREMENT ACCOUNT
                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Call
                            1-800-544-6666 to request one.
                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.
                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.
                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.
                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.
IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.
                            RETIREMENT ACCOUNT
                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Visit a
                            Fidelity Investor Center to
                            request one. Call
                            1-800-544-9797 for the
                            center nearest you.
                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.
                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.
                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.
                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.
AUTOMATICALLY               (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your account.
EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The funds may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT
BUILDER TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO A
FIDELITY FUND.
MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Monthly or quarterly          (small solid bullet) To set
                                                             up for a new account,
                                                             complete the appropriate
                                                             section on the fund
                                                             application.
                                                             (small solid bullet) To set
                                                             up for existing accounts,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's Web site for an
                                                             application.
                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             investment date.
DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A
MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Every pay period              (small solid bullet) To set
                                                             up for a new account, check
                                                             the appropriate box on the
                                                             fund application.
                                                             (small solid bullet) To set
                                                             up for an existing account,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's Web site for an
                                                             authorization form.
                                                             (small solid bullet) To make
                                                             changes you will need a new
                                                             authorization form. Call
                                                             1-800-544-6666 or visit
                                                             Fidelity's Web site to
                                                             obtain one.
A BECAUSE THEIR SHARE PRICES
FLUCTUATE, THESE FUNDS MAY
NOT BE APPROPRIATE CHOICES
FOR DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.
FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.
MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Monthly, bimonthly,           (small solid bullet) To set
                               quarterly, or annually        up, call 1-800-544-6666
                                                             after both accounts are
                                                             opened.
                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             exchange date.
PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.
FREQUENCY                      PROCEDURES
Monthly                        (small solid bullet) To set
                               up, call 1-800-544-6666.
                               (small solid bullet) To make
                               changes, call Fidelity at
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               withdrawal date.
                               (small solid bullet) Because
                               of the funds' front-end
                               sales charge, you may not
                               want to set up a systematic
                               withdrawal program when you
                               are buying the funds' shares
                               on a regular basis.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.
(small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when
opening your account, or call 1-800-544-   6666     to add the feature
after your account is opened. Call 1-800-544-   6666     before your
first use to verify that this feature is set up on your account.
(small solid bullet) To sell shares by wire, you must designate the
U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT. (small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application
and then call 1-800-544-   6666     or visit Fidelity's Web site
before your first use to verify that this feature is set up on your account.
(small solid bullet) Most transfers are complete within three business days of your call.
(small solid bullet) Minimum purchase: $100
(small solid bullet) Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-   0240     OR VISIT FIDELITY'S WEB SITE FOR MORE
INFORMATION.
(small solid bullet) For account balances and holdings;
(small solid bullet) To review recent account history;
(small solid bullet) For mutual fund and brokerage trading; and
(small solid bullet) For access to research and analysis tools.
FIDELITY ONLINE TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(small solid bullet) For account balances and holdings;
(small solid bullet) To review recent account history;
(small solid bullet) To obtain quotes;
(small solid bullet) For mutual fund and brokerage trading; and
(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.
FAST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE USING TOUCH TONE OR SPEECH RECOGNITION.
CALL 1-800-544-5555.
(small solid bullet) For account balances and holdings;
(small solid bullet) For mutual fund and brokerage trading;
(small solid bullet) To obtain quotes;
(small solid bullet) To review orders and mutual fund activity; and (small solid bullet) To change your personal identification number
(PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.
Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
Each fund normally pays dividends and capital gain distributions in
December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the
U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of
short-term capital gains are taxable to you as ordinary income   ,
while each     fund's distributions of long-term capital gains are
taxable to you generally as capital gains.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.
   FUND SERVICES
FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders'
money and invests it toward a specified goal.
FMR is each fund's manager.
As of    March 25, 1999    , FMR had approximately $   521.7
billion in discretionary assets under management.
As the manager, FMR is responsible for choosing each fund's
investments and handling its business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund.
As of    September 28, 1999    , FIIA had approximately $   3.6
billion     in discretionary assets under management. Currently, FIIA
provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for
   each fun    d.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for
each fund. As of    September 28, 1999    , FIIA(U.K.)L had
approximately $   2.6 billion     in discretionary assets under
management. Currently, FIIA(U.K.)L is primarily responsible for
choosing investments for    each fund.
   Effective January 1, 2000, Fidelity Investments Japan Limited
(FIJ), in Tokyo, Japan, will serve as a sub-adviser for each fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. FIJ will provide investment research and advice on issuers based outside the United States for each fund.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
Alexandra    Hartmann     is manager of Germany and France
Funds    , which she has managed since September 1996 and May 1998,
respectively. Ms.    Hartmann     joined Fidelity International   ,
    Limited as an analyst in 1994. Previously, she was an investment officer for Deutsche Bank AG, in London, from 1991 to 1994.
Frederic Gautier is manager of United Kingdom Fund, which he has managed since August 1998. Previously, he has managed portfolios for Fidelity International Limited (FIL). Mr. Gautier joined Fidelity as an analyst in 1994, after receiving his MBA from the European
Institute of Business Administration (INSEAD) in France. Since then, he has worked as a portfolio assistant, manager and associate director of research.
From time to time a manager, analyst, or other Fidelity employee may
express views regarding a particular company, security, industry   ,
    or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1999, the group fee rate was    0.2805    %. The
individual fund fee rate is    0.45    % for each fund.
The total management fee for the fiscal year ended October 31, 1999,
was    0.74    % of the fund's average net assets for    Germany
Fund,     and    0.00% and 0.00    %, after reimbursement,        of
the fund's average net assets for    France Fund and United Kingdom
Fund, respectively.
FMR pays FMR U.K., FMR Far East, and FIIA for providing
   sub-    advisory services, and FIIA in turn pays FIIA(U.K.)L.
FMR Far East will pay FIJ for providing sub-advisory services.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.
As of    October 31, 1999    , approximately    27.03    % of
   United Kingdom Fund's     total outstanding shares were held by an
FMR affiliate.
FUND DISTRIBUTION
FDC distributes each fund's shares.
You may pay a sales charge when you buy your shares.
FDC collects the sales charge.
Each fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.
                    SALES CHARGE
RANGES              AS A % OF OFFERING PRICE  AS AN APPROXIMATE % OF NET
                                              AMOUNT INVESTED
$0 - 249,999        3.00%                     3.09%
$250,000 - 499,999  2.00%                     2.04%
$500,000 - 999,999  1.00%                     1.01%
$1,000,000 OR MORE  NONE                      NONE
FDC may pay a portion of sales charge proceeds to securities dealers who have sold a fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.
The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds from a transaction in a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. As a participant in The CORPORATEplan for Retirement Program when shares are bought through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
A fund's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account bought with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of
Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you buy shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).
5. If you are an investor participating in the Fidelity Trust
Portfolios program.
6. To shares bought by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager.
7. To shares bought through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or
other employee of a qualified recipient, as defined on page    31    .
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) buying for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares bought directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department buying for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares bought either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
More detailed information about waivers: (1), (2), (5), (9), and (10)
is contained in the statement of additional information (SAI). A representative of your plan or organization should call Fidelity for more information.
To qualify for a sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
To receive sales concessions and waivers, qualified recipients must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.
   APPENDIX
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This
information has been audited by    PricewaterhouseCoopers L    LP,
independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each
fund's annual report.        A free copy of the annual report is
available upon request.
   FRANCE FUND
Years ended October 31,          1999      1998      1997      1996 F
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 14.75   $ 13.27   $ 12.24   $ 10.00
period
Income from Investment
Operations
 Net investment income (loss)     (.10) C   .06 C     .10 C     .23
 Net realized and unrealized      3.27      2.46      1.66      1.98
gain (loss)
 Total from investment            3.17      2.52      1.76      2.21
operations
Less Distributions
 From net investment income       -         (.04)     (.16)     (.04)
 From net realized gain           -         (1.15)    (.61)     -
 Total distributions              -         (1.19)    (.77)     (.04)
Redemption fees added to paid     .03       .15       .04       .07
in capital
Net asset value, end of period   $ 17.95   $ 14.75   $ 13.27   $ 12.24
TOTAL RETURN A, B                 21.69%    21.85%    15.63%    22.89%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 11,726  $ 16,430  $ 5,578   $ 5,542
(000 omitted)
Ratio of expenses to average      2.00% D   2.12% D   2.00% D   2.00% D
net assets
Ratio of expenses to average      1.98% E   2.12%     2.00%     2.00%
net assets after expense
reductions
Ratio of net investment           (.63)%    .40%      .78%      1.74%
income (loss) to average net
assets
Portfolio turnover rate           118%      182%      150%      129%
   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   F FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   GERMANY FUND
Years ended October 31,          1999      1998       1997      1996 E
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 14.79   $ 13.24    $ 11.34   $ 10.00
period
Income from Investment
Operations
 Net investment income (loss)     (.05) C   .03 C, D   (.02) C   .01
 Net realized and unrealized      .19       2.65       2.21      1.31
gain (loss)
 Total from investment            .14       2.68       2.19      1.32
operations
Less Distributions
 From net investment income       -         (.01) F    (.01)     -
 From net realized gain           -         (1.24) F   (.35)     -
 Total distributions              -         (1.25)     (.36)     -
Redemption fees added to paid     .05       .12        .07       .02
in capital
Net asset value, end of period   $ 14.98   $ 14.79    $ 13.24   $ 11.34
TOTAL RETURN A, B                 1.28%     22.81%     20.47%    13.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 22,959  $ 34,795   $ 12,732  $ 7,178
(000 omitted)
Ratio of expenses to average      1.90%     1.76%      2.00% G   2.00% G
net assets
Ratio of expenses to average      1.79% H   1.74% H    2.00%     2.00%
net assets after expense
reductions
Ratio of net investment           (.34)%    .20%       (.18)%    .12%
income (loss) to average net
assets
Portfolio turnover rate           132%      139%       120%      133%
   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.08 PER SHARE.
   E FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES.
   G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   UNITED KINGDOM FUND
Years ended October 31,          1999      1998      1997      1996 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 13.96   $ 14.21   $ 11.89   $ 10.00
period
Income from Investment
Operations
 Net investment income            .08 C     .19 C     .31 C     .16
 Net realized and unrealized      1.56      .46       2.31      1.75
gain (loss)
 Total from investment            1.64      .65       2.62      1.91
operations
Less Distributions
 From net investment income       (.14)     (.19)     (.13)     (.04)
 From net realized gain           (.83)     (.80)     (.20)     -
 Total distributions              (.97)     (.99)     (.33)     (.04)
Redemption fees added to paid     .01       .09       .03       .02
in capital
Net asset value, end of period   $ 14.64   $ 13.96   $ 14.21   $ 11.89
TOTAL RETURN A, B                 12.49%    5.33%     22.87%    19.38%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 6,430   $ 6,915   $ 5,709   $ 2,656
(000 omitted)
Ratio of expenses to average      2.00% E   2.02% E   2.00% E   2.00% E
net assets
Ratio of expenses to average      1.98% F   2.01% F   1.99% F   1.97% F
net assets after expense
reductions
Ratio of net investment           .55%      1.26%     2.36%     1.62%
income to average net assets
Portfolio turnover rate           78%       191%      96%       50%
   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's Web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-4008.
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity
Investments, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.
FAST and Portfolio Advisory Services are service marks of FMR Corp.
1.733265.100 EFG-pro-1299

(2_FIDELITY_LOGOS)FIDELITY'S(REGISTERED TRADEMARK)
TARGETED INTERNATIONAL EQUITY
FUNDS
Fidelity France Fund
Fidelity Germany Fund
Fidelity United Kingdom Fund
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1999
AND
PROSPECTUS
DATED DECEMBER 29, 1999
CONTENTS

MARKET RECAP                   A-3                       A REVIEW OF WHAT HAPPENED IN
                                                         WORLD MARKETS  DURING THE
                                                         PAST 12 MONTHS.
FRANCE FUND                    A-4 A-5 A-6 A-7 A-9       PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
GERMANY FUND                   A-11 A-12 A-13 A-14 A-16  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
UNITED KINGDOM FUND            A-18 A-19 A-20 A-21 A-23  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
NOTES TO FINANCIAL STATEMENTS  A-25                      NOTES TO THE FINANCIAL
                                                         STATEMENTS
REPORT OF INDEPENDENT          A-28                      THE AUDITORS' OPINION.
ACCOUNTANTS
DISTRIBUTIONS                  A-29
PROSPECTUS                     P-1

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
This report is printed on recycled paper using soy-based inks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S
PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS
STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF
FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH
VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER
CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH
VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND,
BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON
BEHALF OF ANY FIDELITY FUND.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR
MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE
YOU INVEST OR SEND MONEY.
MARKET RECAP
It took over 100 interest-rate cuts by central banks around the world to defuse the powder keg that characterized global equity markets 12 months ago. Those easings sparked a dramatic worldwide recovery and, in a few cases - particularly in the U.S. - were so powerful that some of the easings needed to be reversed. The bottom line, however, is that the world was a much better place to invest in at the conclusion of the 12 months ending October 31, 1999, than it was at the beginning of the period.
EUROPE: European markets offered mixed results over the past 12 months. In that time, the Morgan Stanley Capital International Europe
Index returned 12.79%. The U.K. posted the most impressive market returns, due in large part to the strength of the vibrant
telecommunications industry. Italy and Germany, meanwhile, lagged behind, mostly due to fears of higher interest rates. The weak performance of the euro - the new single currency of 11 European nations that was introduced January 1, 1999 - didn't help matters. An additional detriment was the subpar performance of many of Europe's largest pharmaceutical companies, which suffered due to non-compelling product introductions and slow revenue growth. On a positive note, cross-border consolidation played a significant role across the
European corporate landscape, as merger, acquisition and takeover bid announcements were almost daily occurrences.
EMERGING MARKETS: A year ago, the emerging markets' outlook was bleak. Currency problems were the norm for several regions, and market volatility reigned supreme. In the fall of 1999, however, the markets told a different story. Over the past 12 months, the Morgan Stanley
Capital International Emerging Markets Free Index returned 44.63%.
Several factors contributed to this about-face, including lower interest rates and favorable export and trade data. Sentiment shifts were evident in markets such as Singapore, Thailand and especially
India, where the strong performance of technology stocks helped propel that market to phenomenal returns. Latin America was also a comeback story, as Brazil rebounded nicely from it currency devaluation in
January. Mexico, however, slipped over the past several months due to concerns about interest rates and fears of a potentially weaker peso.
JAPAN AND THE FAR EAST: For overseas investors, Japan was the place to be for the 12-month period that ended October 31, 1999. A renewed emphasis on corporate restructuring and shareholder
 Standard & Poor's 500 Index(registered trademark) Morgan Stanley
Capital International Europe, Australasia, Far East Index
 * YEAR TO DATE THROUGH OCTOBER 31, 1999.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
Row: 16, Col: 1, Value: 28.58
Row: 16, Col: 2, Value: 20.27
Row: 17, Col: 1, Value: 12.03
Row: 17, Col: 2, Value: 12.79
%
value - combined with the Japanese government's willingness to create more of a free-enterprise market system - proved successful. For the period, the Morgan Stanley Capital International Japan Index returned
58.40% and Japan's TOPIX Index returned 69.97%. Other Asian markets also received a vicarious boost from Japan: Technology-driven markets such as South Korea and Taiwan performed well, as worldwide demand for personal computers translated into positive gains for semiconductor manufacturers.
U.S. AND CANADA: The U.S. equity market produced solid returns for the
12 months ending October 31, 1999. The Dow Jones Industrial Average returned 26.84%, while the Standard & Poor's 500 Index - a popular gauge of U.S. stock market performance - returned 25.67%. Early on, the Federal Reserve Board tried to stabilize the impact of shaky global markets on the U.S. by lowering interest rates. In response, the Dow hit the 10,000 level for the first time in March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears. In June and again in August, the Fed raised rates and the market sold off throughout the third quarter as investors anticipated additional increases. In the end, technology stocks were the clear winners as the NASDAQ Index reeled off a healthy 67.98% return. While Canadian equity markets didn't get nearly the attention of their neighbors to the south, their performance was nearly as loud, as the Toronto Stock Exchange (TSE)
300 returned 24.49%.
BONDS: With few exceptions, bond performance either fell flat or dropped into negative territory for the 12-month period. Concerns about inflation, higher interest rates and the solid performance of world equity markets posed the major threats to fixed-income instruments. For the period, the Lehman Brothers Aggregate Bond Index
- - a widely followed measure of taxable bond performance - posted a total return of 0.53%. U.S. Treasuries gave back all of their flight-to-quality gains - and then some - captured during the fall of
1998, as the Lehman Brothers Long-Term Government Index fell 6.10%. Meanwhile, the Lehman Brothers Corporate Bond Index returned 0.61%, and the Salomon Brothers Non-U.S. World Government Bond Index fell
2.96%. There were a few bright spots, however. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned
5.61% during the 12-month period, while the JP Morgan Emerging Markets
Bond Index Plus returned 19.98%.
FRANCE
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  LIFE OF FUND
FIDELITY FRANCE                    21.69%       110.71%
FIDELITY FRANCE   (INCL.           18.04%       104.39%
3.00% SALES CHARGE)
SBF 250                            25.37%       126.06%
European Region Funds Average      10.72%       n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Socirty des Bourses Francaises 250 Index (SBF 250)
- - a market capitalization-weighted index of the 250 largest companies in the French market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the
European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  LIFE OF FUND
FIDELITY FRANCE                  21.69%       20.48%
FIDELITY FRANCE   (INCL.         18.04%       19.57%
3.00% SALES CHARGE)
SBF 250                          25.37%       22.62%
European Region Funds Average    10.72%       n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             France                      SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9996.87
  1995/12/31       9952.70                    10331.57
  1996/01/31      10381.19                    10618.07
  1996/02/29      10799.95                    11028.30
  1996/03/31      11150.53                    11258.88
  1996/04/30      11403.73                    11466.65
  1996/05/31      11647.19                    11517.59
  1996/06/30      11803.01                    11777.11
  1996/07/31      11559.54                    11522.35
  1996/08/31      11393.99                    11290.00
  1996/09/30      11617.98                    11688.17
  1996/10/31      11919.87                    11888.32
  1996/11/30      12299.67                    12521.77
  1996/12/31      12484.65                    12692.23
  1997/01/31      13045.52                    12947.26
  1997/02/28      13180.55                    13046.89
  1997/03/31      13585.62                    13392.49
  1997/04/30      13076.68                    12816.85
  1997/05/31      12889.72                    12695.77
  1997/06/30      13855.67                    13730.74
  1997/07/31      14125.72                    14007.70
  1997/08/31      13388.28                    13106.00
  1997/09/30      14707.37                    14283.43
  1997/10/31      13782.97                    13413.94
  1997/11/30      13814.13                    13600.74
  1997/12/31      14290.14                    14013.96
  1998/01/31      14665.89                    14539.07
  1998/02/28      15724.84                    15771.19
  1998/03/31      17410.05                    17395.62
  1998/04/30      18059.09                    18099.22
  1998/05/31      19357.16                    19161.02
  1998/06/30      19527.95                    19713.51
  1998/07/31      19619.05                    19896.29
  1998/08/31      16487.74                    17660.05
  1998/09/30      15485.73                    16376.52
  1998/10/31      16795.18                    18030.99
  1998/11/30      17706.10                    19077.94
  1998/12/31      18423.46                    19816.20
  1999/01/31      19231.90                    20468.32
  1999/02/28      17968.00                    19175.46
  1999/03/31      17865.52                    19389.56
  1999/04/30      18218.50                    20014.23
  1999/05/31      17763.04                    19663.45
  1999/06/30      18662.58                    20588.65
  1999/07/31      18639.80                    20857.23
  1999/08/31      19083.88                    21553.07
  1999/09/30      19562.11                    21781.13
  1999/10/29      20438.88                    22606.15
IMATRL PRASUN   SHR__CHT 19991031 19991109 144248 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity France Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $20,439 - a 104.39% increase on the initial investment. For comparison, look at how the Society des Bourses Francaises 250 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,606 - a 126.06% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
FRANCE
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Alexandra Hartmann, Portfolio Manager of Fidelity
France Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the 12-month period that ended October 31, 1999, the fund returned 21.69%, compared to the 25.37% return of the Societe des
Bourses Francaises (SBF) 250 Index and the 10.72% European region funds average return, as measured by Lipper Inc.
Q. WHILE THE FUND SOUNDLY OUTPERFORMED ITS PEER GROUP, IT TRAILED ITS BENCHMARK INDEX. WHAT FACTORS ACCOUNTED FOR THIS PERFORMANCE OVER THE
PAST YEAR?
A. Supported by high consumer confidence and growing household income, the French equity market showed strong gains during the fiscal year, particularly in the final three months of the period. While this scenario helped the fund outperform the European funds average, problems in several of the fund's larger holdings held back
performance relative to the SBF 250 index. I'll discuss these in more detail later in the report.
Q. WHAT WERE YOUR PRINCIPAL STRATEGIES WITHIN THIS ENVIRONMENT OF
FAVORABLE CONSUMER SENTIMENT?
A. During most of the year, I took advantage of strong consumer spending by emphasizing the companies in the retailing, personal care and media industries, as well as growth companies in the
telecommunications and business services industries. In general, I sought out companies with clear business strategies and proactive managements, and I was alert to opportunities presented in industries where I anticipated merger-and-acquisition activity. I tended to de-emphasize cyclical industries such as chemicals, automobiles and general industries.
Q. WHAT WERE SOME OF THE INVESTMENTS THAT HELPED THE FUND'S
PERFORMANCE?
A. Among the best performing sectors were retailers and media companies. TF-1, a media company, benefited from strong increases in advertising rates and effective cost controls. NRJ, which owns radio stations, proved to be an excellent performer. Retailers Castorama and Carrefour also helped, driven by strong consumer demand. Within the telecommunications sector, France Telecom, the fund's largest holding, outperformed the broad market. Other contributors included Equant, a global data service provider, and STMicroelectronics.
Q. WHAT WERE SOME OF THE DISAPPOINTMENTS?
A. Large holdings in Vivendi and Suez Lyonnaise des Eaux performed poorly as utilities and other defensive stocks fell into disfavor with investors. Toward the end of the period, stock selection in the energy sector hurt performance. The fund had a relatively large investment in oil giant Total Fina, whose share price fell during the third quarter of 1999. An underweighted position in Elf Aquitaine another oil company, hurt as its share price rose after Total Fina announced its intention to acquire Elf Aquitaine. Fund performance also was held back by not holding some of the strong-performing cyclical companies in industries such as construction, electronics, metals and materials.
Q. WHAT IS YOUR OUTLOOK FOR THE FUND DURING THE NEXT SEVERAL MONTHS?
A. The earnings outlook for French companies appears favorable, particularly relative to expectations for European companies in general. Consumer confidence remains very high, and economic growth is expected to continue to be higher than Europe as a whole.
Unemployment, while high, is declining. Despite these favorable factors, I am somewhat concerned about the relatively high valuations of many French stocks. However, high valuation levels are partly justified by strong volume growth in sectors such as
telecommunications and information technology, which I continued to emphasize at the end of the period. The pace of global economic growth will be an important factor influencing French stock performance, as many of the largest companies in France are focused on international markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-2.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of French issuers
FUND NUMBER: 345
TRADING SYMBOL: FRANX
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$11 million
MANAGER: Alexandra Hartmann, since 1998;
manager, Fidelity Germany Fund, since 1996;
joined Fidelity in 1994
(checkmark)
FRANCE
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
Austria 0.8%
United States 4.9%
Netherlands 5.8%
Row: 1, Col: 1, Value: 0.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 87.40000000000001
Row: 1, Col: 4, Value: 1.1
Row: 1, Col: 5, Value: 5.8
Row: 1, Col: 6, Value: 4.9
Luxembourg 1.1%
France 87.4%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
Austria 0.6%
United States 0.5%
Belgium 0.9%
Netherlands 5.8%
Row: 1, Col: 1, Value: 0.6000000000000001
Row: 1, Col: 2, Value: 0.9
Row: 1, Col: 3, Value: 92.2
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 5.8
Row: 1, Col: 6, Value: 0.5
France 92.2%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO
Stocks                        95.1                    99.5
Short-Term Investments  and   4.9                     0.5
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO
France Telecom SA  (Telephone     9.2                     9.0
Services)
Total Fina SA Class B (Oil &      8.8                     8.6
Gas)
Carrefour SA (SUPERMARCHE)        4.9                     3.9
(General Merchandise Stores)
AXA SA de CV (Insurance)          4.4                     4.9
L'Oreal SA (Household Products)   3.9                     5.7
Banque Nationale de Paris         3.6                     2.3
(Banks)
Rhone-Poulenc SA Class A          3.6                     2.0
(Drugs & Pharmaceuticals)
Suez Lyonnaise des Eaux           3.1                     4.3
(Services)
STMicroelectronics NV             3.0                     1.8
(Electronics)
Television Francaise 1 SA         2.7                     1.3
(Broadcasting)
                                  47.2                    43.8
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO
TECHNOLOGY                        11.5                    11.4
RETAIL & WHOLESALE                11.0                    9.7
UTILITIES                         10.9                    15.6
FINANCE                           10.2                    14.2
ENERGY                            8.8                     8.6
SERVICES                          8.0                     6.4
MEDIA & LEISURE                   7.5                     3.3
CONSTRUCTION & REAL ESTATE        7.1                     3.2
NONDURABLES                       6.9                     11.7
DURABLES                          5.1                     6.4

FRANCE
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 95.1%
                                 SHARES                  VALUE (NOTE 1)
BASIC INDUSTRIES - 2.7%
CHEMICALS & PLASTICS - 2.7%
Rhodia SA                         16,410                 $ 317,655
CONSTRUCTION & REAL ESTATE -
7.1%
BUILDING MATERIALS - 3.1%
Ciments Francais SA               1,783                   114,358
Lafarge SA                        2,590                   249,995
                                                          364,353
CONSTRUCTION - 1.4%
Alstom SA                         5,412                   164,423
ENGINEERING - 2.6%
Bouygues                          601                     209,852
VA Technologie AG                 1,390                   93,213
                                                          303,065
TOTAL CONSTRUCTION & REAL                                 831,841
ESTATE
DURABLES - 5.1%
AUTOS, TIRES, & ACCESSORIES -
1.7%
Peugeot SA                        1,047                   201,568
TEXTILES & APPAREL - 3.4%
Christian Dior SA                 1,363                   244,718
Hermes International SA           1,348                   147,889
                                                          392,607
TOTAL DURABLES                                            594,175
ENERGY - 8.8%
OIL & GAS - 8.8%
Total Fina SA Class B             7,723                   1,030,055
FINANCE - 10.2%
BANKS - 5.8%
Banque Nationale de Paris         4,844                   426,680
Banque Nationale de Paris         1,079                   6,397
warrants 7/1/02 (a)
Societe Generale, France          1,135                   247,843
Class A
                                                          680,920
INSURANCE - 4.4%
AXA SA de CV                      3,609                   510,537
TOTAL FINANCE                                             1,191,457
HEALTH - 3.6%
DRUGS & PHARMACEUTICALS - 3.6%
Rhone-Poulenc SA Class A          7,673                   425,851
INDUSTRIAL MACHINERY &
EQUIPMENT - 1.8%
INDUSTRIAL MACHINERY &
EQUIPMENT - 1.6%
Compagnie de Fives-Lille          186                     17,070
Sidel SA                          1,734                   173,774
                                                          190,844
                                 SHARES                  VALUE (NOTE 1)
POLLUTION CONTROL - 0.2%
Serp Recyclage (a)                212                    $ 24,332
TOTAL INDUSTRIAL MACHINERY &                              215,176
EQUIPMENT
MEDIA & LEISURE - 7.5%
BROADCASTING - 5.6%
Audiofina                         2,654                   133,826
NRJ SA                            662                     206,710
Television Francaise 1 SA         1,023                   321,590
                                                          662,126
ENTERTAINMENT - 0.9%
Europeene de Casinos SA           802                     101,524
LODGING & GAMING - 1.0%
Club Mediterranee SA (a)          1,159                   116,394
TOTAL MEDIA & LEISURE                                     880,044
NONDURABLES - 6.9%
BEVERAGES - 1.5%
LVMH (Louis Vuitton Moet          585                     177,112
Hennessy)
HOUSEHOLD PRODUCTS - 5.1%
Clarins SA                        1,164                   114,932
Clarins SA rights 12/27/99 (a)    1,164                   19,192
L'Oreal SA                        692                     463,179
                                                          597,303
TOBACCO - 0.3%
Seita SA                          544                     30,415
TOTAL NONDURABLES                                         804,830
RETAIL & WHOLESALE - 11.0%
APPAREL STORES - 1.5%
Brice SA                          1,970                   129,261
DU Pareil AU Meme AS              567                     45,458
                                                          174,719
GENERAL MERCHANDISE STORES -
4.9%
Carrefour SA (SUPERMARCHE)        3,074                   570,726
GROCERY STORES - 1.2%
Casino Guichard Perrachon et      780                     88,865
Compagnie
Guyenne Et Gascogne SA            111                     57,142
                                                          146,007
RETAIL & WHOLESALE,
MISCELLANEOUS - 3.4%
Castorama Dubois                  345                     103,650
Investissements SA
Pinault Printemps SA              1,555                   297,399
                                                          401,049
TOTAL RETAIL & WHOLESALE                                  1,292,501
SERVICES - 8.0%
ADVERTISING - 2.3%
Havas Advertising SA              985                     276,914
COMMON STOCKS - CONTINUED
                                 SHARES                  VALUE (NOTE 1)
SERVICES - CONTINUED
SERVICES - 5.7%
ALTEN (a)                         945                    $ 103,576
Cegedim SA                        1,075                   61,237
Ipsos SA                          2,692                   137,304
Suez Lyonnaise des Eaux           2,236                   362,069
                                                          664,186
TOTAL SERVICES                                            941,100
TECHNOLOGY - 11.5%
COMPUTER SERVICES & SOFTWARE
- - 5.3%
Cap Gemini SA                     1,259                   191,249
Equant NV (a)                     3,290                   321,032
Transiciel SA                     1,874                   108,531
                                                          620,812
COMPUTERS & OFFICE EQUIPMENT
- - 0.6%
Neopost SA (a)                    1,782                   61,846
ELECTRONICS - 5.6%
Schneider SA (a)                  4,403                   304,229
STMicroelectronics NV             4,030                   354,979
                                                          659,208
TOTAL TECHNOLOGY                                          1,341,866
UTILITIES - 10.9%
TELEPHONE SERVICES - 9.2%
France Telecom SA                 11,124                  1,077,836
WATER - 1.7%
Vivendi SA (a)                    2,698                   205,063
TOTAL UTILITIES                                           1,282,899
TOTAL COMMON STOCKS                         11,149,450
(Cost $8,715,841)
CASH EQUIVALENTS - 6.8%
Central Cash Collateral Fund,     272,600                 272,600
5.26% (b)
Taxable Central Cash Fund,        521,437                 521,437
5.21% (b)
TOTAL CASH EQUIVALENTS                      794,037
(Cost $794,037)
TOTAL INVESTMENT PORTFOLIO -                              11,943,487
101.9%
(Cost $9,509,878)
NET OTHER ASSETS - (1.9)%                                 (217,969)
NET ASSETS - 100%                          $ 11,725,518
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $14,797,886 and $21,823,472, respectively.
The fund participated in the security lending program. The fund received cash collateral of $272,600 which was invested in the Central Cash Collateral Fund. Cash collateral includes $272,600 received for unsettled security loans.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $9,619,732. Net unrealized appreciation aggregated $2,323,755, of which $2,460,744 related to appreciated investment securities and $136,989 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $694,000, all of which will expire on October 31, 2006. FRANCE
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at              $ 11,943,487
value  (cost $9,509,878) -
See accompanying schedule
Foreign currency held at                   173,105
value  (cost $173,356)
Receivable for investments                 96,538
sold
Receivable for fund shares                 46,230
sold
Dividends receivable                       46,835
Interest receivable                        2,733
Other receivables                          461
 TOTAL ASSETS                              12,309,389
LIABILITIES
Payable for investments        $ 254,410
purchased
Payable for fund shares         10,922
redeemed
Accrued management fee          8,491
Other payables and  accrued     37,448
expenses
Collateral on securities        272,600
loaned,  at value
 TOTAL LIABILITIES                         583,871
NET ASSETS                                $ 11,725,518
Net Assets consist of:
Paid in capital                           $ 10,037,048
Accumulated undistributed net              (753,205)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                2,441,675
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 653,378                   $ 11,725,518
shares outstanding
NET ASSET VALUE and                        $17.95
redemption price per share
($11,725,518 (divided by)
653,378 shares)
Maximum offering price per                 $18.51
share (100/97.00 of $17.95)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                            $ 191,509
Dividends
Interest                                      14,233
Security lending                              5
                                              205,747
Less foreign taxes withheld                   (33,199)
 TOTAL INCOME                                 172,548
EXPENSES
Management fee                   $ 94,267
Transfer agent fees               47,037
Accounting and security           60,354
lending fees
Non-interested trustees'          42
compensation
Custodian fees and expenses       111,694
Registration fees                 18,568
Audit                             33,278
Legal                             23
Miscellaneous                     24
 Total expenses before            365,287
reductions
 Expense reductions               (112,226)   253,061
NET INVESTMENT INCOME (LOSS)                  (80,513)
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            1,557,528
 Foreign currency transactions    (11,725)    1,545,803
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            1,016,037
 Assets and liabilities in        4,601       1,020,638
foreign currencies
NET GAIN (LOSS)                               2,566,441
NET INCREASE (DECREASE) IN                   $ 2,485,928
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                      $ 18,605
charges paid to FDC
 Sales charges - Retained by                 $ 18,605
FDC
 Expense reductions
  Directed brokerage                         $ 2,693
arrangements
  FMR reimbursement                           109,533
                                             $ 112,226
STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
INCREASE (DECREASE) IN NET
ASSETS
Operations Net investment        $ (80,513)                   $ 49,705
income (loss)
 Net realized gain (loss)         1,545,803                    (2,314,802)
 Change in net unrealized         1,020,638                    977,565
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       2,485,928                    (1,287,532)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     -                            (16,501)
From net investment income
 From net realized gain           -                            (474,417)
 TOTAL DISTRIBUTIONS              -                            (490,918)
Share transactions Net            6,925,778                    27,069,838
proceeds from sales of shares
 Reinvestment of distributions    -                            487,606
 Cost of shares redeemed          (14,139,720)                 (15,052,615)
 NET INCREASE (DECREASE) IN       (7,213,942)                  12,504,829
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   23,371                       125,407
  TOTAL INCREASE (DECREASE)       (4,704,643)                  10,851,786
IN NET ASSETS
NET ASSETS
 Beginning of period              16,430,161                   5,578,375
 End of period (including        $ 11,725,518                 $ 16,430,161
undistributed net investment
income of $0 and $37,763,
respectively)
OTHER INFORMATION
Shares
 Sold                             418,188                      1,626,364
 Issued in reinvestment of        -                            39,450
distributions
 Redeemed                         (878,342)                    (972,730)
 Net increase (decrease)          (460,154)                    693,084

FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999      1998      1997      1996 F
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 14.75   $ 13.27   $ 12.24   $ 10.00
period
Income from Investment
Operations
Net investment income (loss)      (.10) C   .06 C     .10 C     .23
Net realized and unrealized       3.27      2.46 G    1.66      1.98
gain (loss)
Total from investment             3.17      2.52      1.76      2.21
operations
Less Distributions
 From net investment income       -         (.04)     (.16)     (.04)
From net realized gain            -         (1.15)    (.61)     -
Total distributions               -         (1.19)    (.77)     (.04)
Redemption fees added to paid     .03       .15       .04       .07
in capital
Net asset value, end of period   $ 17.95   $ 14.75   $ 13.27   $ 12.24
TOTAL RETURN A, B                 21.69%    21.85%    15.63%    22.89%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 11,726  $ 16,430  $ 5,578   $ 5,542
(000 omitted)
Ratio of expenses to average      2.00% D   2.12% D   2.00% D   2.00% D
net assets
Ratio of expenses to average      1.98% E   2.12%     2.00%     2.00%
net assets after expense
reductions
Ratio of net investment           (.63)%    .40%      .78%      1.74%
income (loss) to average net
assets
Portfolio turnover rate           118%      182%      150%      129%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
F FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
G THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
GERMANY
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED  OCTOBER 31,       PAST 1 YEAR  LIFE OF FUND
1994
FIDELITY GERMANY                 1.28%        69.93%
FIDELITY GERMANY   (INCL.        -1.75%       64.83%
3.00% SALES CHARGE)
DAX 100                          3.58%        80.60%
European Region Funds Average    10.72%       n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Deutscher Aktienindex 100 (DAX 100) Index - a
market capitalization-weighted index of the 100 most heavily traded stocks in the German market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds.
These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED  OCTOBER 31,     PAST 1 YEAR  LIFE OF FUND
1994
FIDELITY GERMANY               1.28%        14.17%
FIDELITY GERMANY   (INCL.      -1.75%       13.31%
3.00% SALES CHARGE)
DAX 100                        3.58%        15.93%
European Region Funds Average  10.72%       n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Germany                     DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                    10045.93
  1995/12/31       9835.80                    10293.16
  1996/01/31      10320.80                    10746.76
  1996/02/29      10369.30                    10830.07
  1996/03/31      10495.40                    10812.65
  1996/04/30      10194.70                    10413.05
  1996/05/31      10573.00                    10679.84
  1996/06/30      10650.60                    10956.77
  1996/07/31      10524.50                    10921.61
  1996/08/31      10660.30                    11180.88
  1996/09/30      10747.60                    11282.48
  1996/10/31      10999.80                    11378.77
  1996/11/30      11523.60                    11820.89
  1996/12/31      11650.51                    12007.46
  1997/01/31      11570.43                    11917.66
  1997/02/28      12000.82                    12383.06
  1997/03/31      12631.39                    13186.91
  1997/04/30      12341.13                    12745.27
  1997/05/31      12951.68                    13390.51
  1997/06/30      13352.04                    13933.20
  1997/07/31      14473.05                    15226.21
  1997/08/31      13221.92                    13796.83
  1997/09/30      14242.84                    14883.23
  1997/10/31      13251.95                    13772.76
  1997/11/30      13642.30                    14115.89
  1997/12/31      14018.54                    14726.44
  1998/01/31      14634.74                    15145.43
  1998/02/28      15349.97                    16176.40
  1998/03/31      16560.36                    17180.21
  1998/04/30      17704.73                    17760.59
  1998/05/31      18750.07                    19367.83
  1998/06/30      19256.24                    20055.83
  1998/07/31      19960.47                    20301.79
  1998/08/31      15944.16                    16938.45
  1998/09/30      15669.08                    16560.16
  1998/10/31      16274.27                    17435.20
  1998/11/30      17132.55                    18261.47
  1998/12/31      17286.60                    18447.96
  1999/01/31      17341.62                    18214.98
  1999/02/28      16032.19                    16900.12
  1999/03/31      15261.94                    16522.94
  1999/04/30      16021.19                    17697.48
  1999/05/31      15118.90                    16576.94
  1999/06/30      15900.15                    17283.48
  1999/07/31      15900.15                    17016.61
  1999/08/31      15955.17                    17451.52
  1999/09/30      15889.15                    17232.00
  1999/10/29      16483.34                    18059.77
IMATRL PRASUN   SHR__CHT 19991031 19991111 111347 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Germany Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $16,483 - a 64.83% increase on the initial investment. For comparison, look at how the Deutscher Aktienindex 100 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,060 - a 80.60% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
GERMANY
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Alexandra Hartmann, Portfolio Manager of Fidelity
Germany Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the 12-month period that ended October 31, 1999, the fund returned 1.28%, compared to the 3.58% return of the Deutscher
Aktienindex 100 (DAX 100) and the 10.72% European region funds average return, as tracked by Lipper Inc.
Q. WHY DID THE FUND'S PERFORMANCE TRAIL ITS BENCHMARK INDEX AND ITS
PEER GROUP?
A. The German stock market was one of the weaker performers in Europe during the 12-month period, as economic growth in Germany trailed that of most other countries on the Continent. This was the primary reason for the fund's underperformance relative to the broader peer group average. Performance relative to the DAX 100 was hurt by the fund's underemphasis during most of the year on banking and cyclical stocks, both of which performed relatively well. However, performance was helped by investments in telecommunications and insurance, as well as by a de-emphasis on automobile stocks, which performed poorly.
Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE YEAR?
A. I focused on companies that I felt had the ability to grow independently of the German economy, including many internationally focused companies in the telecommunications, business services and chemicals industries. Despite this emphasis on companies with international operations, I underweighted automobile companies relative to the DAX 100 index because I was concerned about their lack of pricing power - or ability to raise prices. I also tended to de-emphasize banking and pharmaceutical stocks. After de-emphasizing cyclical companies, I increased the fund's exposure to the sector at the end of the period because I believed a global recovery had increased the pricing power of companies in industries such as chemicals.
Q. WHAT WERE SOME OF THE INVESTMENTS THAT HELPED PERFORMANCE?
A. Mannesmann, the wireless phone giant and the fund's second-largest holding, continued to do well, helped by cheap acquisitions and industry consolidation. Several small-cap investments added to performance, including: Kamps, a bakery chain; DIS, a temporary employment agency; and Intershop, a software developer for e-commerce.
A large holding in chemical company BASF helped, as did holdings in
Linde, a high-quality fork-lift, truck and industrial gas company, and Preussag, which changed from a shipbuilding and steel-rolling company to become a travel agency. Another contributor was Siemens, the electronics and technology company.
Q. WHAT WERE SOME OF THE DISAPPOINTMENTS?
A. Several specific investments hurt, including an overweighted position in Hannover Re, a specialty insurance company. Underweighting banks such as Deutsche Bank held back performance as banks tended to do well, partly because of industry consolidation. Performance also was hurt because I was not aggressive enough in cyclicals such as steel companies and engineering firms, which performed well over the period.
Q. WHAT IS YOUR OUTLOOK?
A. Economic growth in Germany has tended to lag that of growth elsewhere in Europe, and I expect this trend to continue during the next year. However, I do see some signs of economic improvement.
German business confidence has risen, and the 10% decline in the euro currency, relative to the dollar, early in 1999 should help exporting industries. Moreover, German stocks appear attractively valued relative to other European stocks. At the end of the fiscal year,
German stocks were selling at about 5% below their 10-year average, based on price-to-earnings ratios, while European stocks were selling above their 10-year averages. I tend to emphasize companies that can grow independently of the German economy, so performance is likely to be affected by the pace of global growth as well as by conditions within Germany.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-2.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of German issuers
FUND NUMBER: 346
TRADING SYMBOL: FGERF
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$22 million
MANAGER: Alexandra Hartmann, since 1996;
manager, Fidelity France Fund, since 1998;
joined Fidelity in 1994
(checkmark)
GERMANY
INVESTMENT CHANGES
AS OF OCTOBER 31,1999
United States 2.6%
United Kingdom 1.5%
France 3.2%
Row: 1, Col: 1, Value: 3.2
Row: 1, Col: 2, Value: 87.7
Row: 1, Col: 3, Value: 1.0
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 2.5
Row: 1, Col: 6, Value: 1.5
Row: 1, Col: 7, Value: 2.6
Switzerland 2.5%
Netherlands 1.5%
Luxembourg 1.0%
Germany 87.7%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 0.9%
France 2.8%
Switzerland 3.4%
Netherlands 1.2%
Row: 1, Col: 1, Value: 2.8
Row: 1, Col: 2, Value: 91.7
Row: 1, Col: 3, Value: 1.2
Row: 1, Col: 4, Value: 3.4
Row: 1, Col: 5, Value: 0.9
Germany 91.7%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO
Stocks                        97.4                    99.1
Short-Term Investments  and   2.6                     0.9
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO
Deutsche Telekom AG               9.8                     4.5
(Telephone Services)
Mannesmann AG (Reg.) (Cellular)   9.6                     9.6
Allianz AG (Reg.) (Insurance)     7.8                     8.6
Siemens AG (Electrical            6.8                     4.7
Equipment)
BASF AG (Chemicals & Plastics)    5.3                     6.6
Munich Reinsurance AG (Reg.)      5.1                     2.7
(Insurance)
DaimlerChrysler AG (Reg.)         4.9                     9.8
(Autos, Tires, & Accessories)
Veba AG (Electric Utility)        3.7                     4.8
Dresdner Bank AG (Banks)          3.0                     0.0
Marschollek Lautenschlaeger       2.8                     2.8
und Partner AG (Insurance)
                                  58.8                    54.1
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO
UTILITIES                         25.7                    20.2
FINANCE                           22.9                    27.6
BASIC INDUSTRIES                  11.7                    8.7
INDUSTRIAL MACHINERY &            10.7                    7.0
EQUIPMENT
DURABLES                          9.8                     18.0
TECHNOLOGY                        6.2                     6.2
MEDIA & LEISURE                   2.6                     0.3
SERVICES                          2.3                     1.6
HEALTH                            1.8                     2.7
RETAIL & WHOLESALE                1.7                     3.9

GERMANY
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 89.7%
                                 SHARES                  VALUE (NOTE 1)
BASIC INDUSTRIES - 11.7%
CHEMICALS & PLASTICS - 8.2%
BASF AG                           27,273                 $ 1,215,545
Bayer AG                          8,227                   336,038
Kali und Salz Beteiligungs AG     14,160                  202,850
Rhodia SA                         6,034                   116,803
                                                          1,871,236
METALS & MINING - 3.5%
Metallgesellschaft AG             9,866                   205,551
Preussag AG                       9,660                   524,802
Vossloh AG                        4,068                   84,539
                                                          814,892
TOTAL BASIC INDUSTRIES                                    2,686,128
CONSTRUCTION & REAL ESTATE -
0.5%
BUILDING MATERIALS - 0.5%
Ciments Francais SA               1,647                   105,635
DURABLES - 6.1%
AUTOS, TIRES, & ACCESSORIES -
4.9%
DaimlerChrysler AG (Reg.)         14,524                  1,129,241
TEXTILES & APPAREL - 1.2%
Boss (Hugo) AG                    2,463                   280,608
TOTAL DURABLES                                            1,409,849
FINANCE - 20.1%
BANKS - 6.6%
Deutsche Bank AG                  8,188                   587,179
Dresdner Bank AG                  13,164                  679,754
Julius Baer Holding AG            81                      244,188
                                                          1,511,121
INSURANCE - 13.5%
Allianz AG (Reg.)                 5,932                   1,802,834
Hannover Rueckversicherungs AG    1,847                   139,116
Munich Reinsurance AG (Reg.)      5,086                   1,162,643
                                                          3,104,593
TOTAL FINANCE                                             4,615,714
HEALTH - 1.8%
MEDICAL FACILITIES MANAGEMENT
- - 1.8%
Fresenius Medical Care AG         5,691                   405,232
INDUSTRIAL MACHINERY &
EQUIPMENT - 10.7%
ELECTRICAL EQUIPMENT - 8.2%
ABB Ltd. (Reg) (Switzerland)      3,259                   328,921
(a)
Siemens AG                        17,295                  1,560,817
                                                          1,889,738
                                 SHARES                  VALUE (NOTE 1)
INDUSTRIAL MACHINERY &
EQUIPMENT - 2.5%
Heidelberger Druckmaschinen AG    6,026                  $ 355,982
Linde AG                          4,050                   215,540
                                                          571,522
TOTAL INDUSTRIAL MACHINERY &                              2,461,260
EQUIPMENT
MEDIA & LEISURE - 2.6%
BROADCASTING - 2.6%
Audiofina                         4,650                   234,473
Primacom AG                       2,345                   116,266
Television Francaise 1 SA         757                     237,971
                                                          588,710
RETAIL & WHOLESALE - 1.7%
APPAREL STORES - 0.2%
Ludwig Beck Am Rathausec AG       3,500                   49,844
GENERAL MERCHANDISE STORES -
1.5%
Vendex KBB NV                     11,504                  336,762
TOTAL RETAIL & WHOLESALE                                  386,606
SERVICES - 2.3%
LEASING & RENTAL - 0.9%
Apcoa Parking AG                  2,857                   210,969
SERVICES - 1.4%
GFK AG (a)                        2,800                   77,978
Suez Lyonnaise des Eaux           1,491                   241,433
                                                          319,411
TOTAL SERVICES                                            530,380
TECHNOLOGY - 6.2%
COMPUTER SERVICES & SOFTWARE
- - 4.8%
Intershop Communication AG (a)    2,523                   318,051
SAP AG (Systeme Anwendungen       1,488                   554,258
Produkte)
Utimaco Safeware AG (a)           1,980                   223,909
                                                          1,096,218
ELECTRONICS - 1.4%
ELMOS Semiconductor AG (a)        2,300                   58,230
EPCOS AG (a)                      6,340                   260,634
                                                          318,864
TOTAL TECHNOLOGY                                          1,415,082
TRANSPORTATION - 0.3%
TRUCKING & FREIGHT - 0.3%
Stinnes AG (a)                    3,821                   73,360
COMMON STOCKS - CONTINUED
                                 SHARES                  VALUE (NOTE 1)
UTILITIES - 25.7%
CELLULAR - 11.1%
Mannesmann AG (Reg.)              13,958                 $ 2,207,172
Orange PLC (a)                    14,140                  352,730
                                                          2,559,902
ELECTRIC UTILITY - 4.8%
Veba AG                           15,410                  837,022
Viag AG                           14,257                  262,443
                                                          1,099,465
TELEPHONE SERVICES - 9.8%
Deutsche Telekom AG               48,714                  2,253,379
TOTAL UTILITIES                                           5,912,746
TOTAL COMMON STOCKS                         20,590,702
(Cost $17,001,726)
NONCONVERTIBLE PREFERRED
STOCKS - 7.7%
DURABLES - 3.7%
AUTOS, TIRES, & ACCESSORIES -
3.7%
Bayerische Motoren Werke          36,890                  564,271
(BMW) AG (non-vtg.)
Porsche AG (non-vtg.)             101                     277,017
                                                          841,288
FINANCE - 2.8%
INSURANCE - 2.8%
Marschollek Lautenschlaeger       3,053                   645,732
und Partner AG
NONDURABLES - 1.2%
HOUSEHOLD PRODUCTS - 1.2%
Wella AG                          10,154                  283,854
TOTAL NONCONVERTIBLE                        1,770,874
PREFERRED STOCKS
(Cost $1,515,514)
CASH EQUIVALENTS - 2.0%
Central Cash Collateral Fund,     129,250                 129,250
5.26% (b)
Taxable Central Cash Fund,        321,019                 321,019
5.21% (b)
TOTAL CASH EQUIVALENTS                      450,269
(Cost $450,269)
TOTAL INVESTMENT PORTFOLIO -                              22,811,845
99.4%
(Cost $18,967,509)
NET OTHER ASSETS - 0.6%                                   147,292
NET ASSETS - 100%                          $ 22,959,137
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $32,155,232 and $43,678,320, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $106,077. The fund received cash collateral of $129,250 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $19,172,650. Net unrealized appreciation aggregated $3,639,195, of which $4,083,109 related to appreciated investment securities and $443,914 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $5,231,000 of which $2,136,000 and $3,095,000 will expire on October 31, 2006 and 2007, respectively.
GERMANY
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at               $ 22,811,845
value  (cost $18,967,509) -
See accompanying schedule
Foreign currency held at                    6,409
value  (cost $6,409)
Receivable for investments                  1,661,820
sold
Receivable for fund shares                  11,881
sold
Dividends receivable                        34,058
Interest receivable                         4,721
Redemption fees receivable                  36
Other receivables                           28
 TOTAL ASSETS                               24,530,798
LIABILITIES
Payable to custodian bank      $ 3,650
Payable for investments         1,328,064
purchased
Payable for fund shares         52,356
redeemed
Accrued management fee          13,715
Other payables and  accrued     44,626
expenses
Collateral on securities        129,250
loaned,  at value
 TOTAL LIABILITIES                          1,571,661
NET ASSETS                                 $ 22,959,137
Net Assets consist of:
Paid in capital                            $ 24,553,230
Accumulated undistributed net               (5,437,961)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                 3,843,868
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 1,532,381                  $ 22,959,137
shares outstanding
NET ASSET VALUE and                         $14.98
redemption price per share
($22,959,137 (divided by)
1,532,381 shares)
Maximum offering price per                  $15.44
share (100/97.00 of $14.98)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                              $ 359,259
Dividends
Interest                                        32,431
Security lending                                28
                                                391,718
Less foreign taxes withheld                     (35,765)
 TOTAL INCOME                                   355,953
EXPENSES
Management fee                   $ 181,310
Transfer agent fees               98,318
Accounting and security           60,413
lending fees
Non-interested trustees'          81
compensation
Custodian fees and expenses       73,856
Registration fees                 20,774
Audit                             33,370
Legal                             109
Miscellaneous                     76
 Total expenses before            468,307
reductions
 Expense reductions               (27,723)      440,584
NET INVESTMENT INCOME (LOSS)                    (84,631)
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            (2,179,459)
 Foreign currency transactions    (5,912)       (2,185,371)
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            2,402,057
 Assets and liabilities in        (4,105)       2,397,952
foreign currencies
NET GAIN (LOSS)                                 212,581
NET INCREASE (DECREASE) IN                     $ 127,950
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION                              $ 52,463
 Sales charges paid to FDC
 Sales charges - Retained by                   $ 52,463
FDC
 Expense Reductions                            $ 27,723
  Directed brokerage
arrangements
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ (84,631)                   $ 48,103
income (loss)
 Net realized gain (loss)         (2,185,371)                  (3,233,307)
 Change in net unrealized         2,397,952                    827,872
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       127,950                      (2,357,332)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     -                            (6,803)
From net investment income
 From net realized gain           -                            (1,168,956)
 TOTAL DISTRIBUTIONS              -                            (1,175,759)
Share transactions Net            17,443,225                   46,714,688
proceeds from sales of shares
 Reinvestment of distributions    -                            1,171,719
 Cost of shares redeemed          (29,483,918)                 (22,470,888)
 NET INCREASE (DECREASE) IN       (12,040,693)                 25,415,519
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   76,837                       180,382
  TOTAL INCREASE (DECREASE)       (11,835,906)                 22,062,810
IN NET ASSETS
NET ASSETS
 Beginning of period              34,795,043                   12,732,233
 End of period (including        $ 22,959,137                 $ 34,795,043
undistributed net investment
income of $0 and $16,792,
respectively)
OTHER INFORMATION
Shares
 Sold                             1,168,030                    2,771,374
 Issued in reinvestment of        -                            93,141
distributions
 Redeemed                         (1,987,640)                  (1,474,029)
 Net increase (decrease)          (819,610)                    1,390,486

FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999      1998       1997      1996 E
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 14.79   $ 13.24    $ 11.34   $ 10.00
period
Income from Investment
Operations
Net investment income (loss)      (.05) C   .03 C, I   (.02) C   .01
Net realized and unrealized       .19       2.65 D     2.21      1.31
gain (loss)
Total from investment             .14       2.68       2.19      1.32
operations
Less Distributions
 From net investment income       -         (.01) F    (.01)     -
From net realized gain            -         (1.24) F   (.35)     -
Total distributions               -         (1.25)     (.36)     -
Redemption fees added to paid     .05       .12        .07       .02
in capital
Net asset value, end of period   $ 14.98   $ 14.79    $ 13.24   $ 11.34
TOTAL RETURN A, B                 1.28%     22.81%     20.47%    13.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 22,959  $ 34,795   $ 12,732  $ 7,178
(000 omitted)
Ratio of expenses to average      1.90%     1.76%      2.00% G   2.00% G
net assets
Ratio of expenses to average      1.79% H   1.74% H    2.00%     2.00%
net assets after expense
reductions
Ratio of net investment           (.34)%    .20%       (.18)%    .12%
income (loss) to average net
assets
Portfolio turnover rate           132%      139%       120%      133%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
F THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.
G FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
I INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.08 PER
SHARE.
UNITED KINGDOM
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  LIFE OF FUND
FIDELITY UNITED KINGDOM            12.49%       73.79%
FIDELITY UNITED KINGDOM            9.11%        68.58%
(INCL. 3.00% SALES CHARGE)
FT-All-Shares                      16.52%       98.87%
European Region Funds Average      10.72%       n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT-All-Shares Index - a market capitalization-weighted index of over 840 stocks traded in the U.K.
market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  LIFE OF FUND
FIDELITY UNITED KINGDOM            12.49%       14.82%
FIDELITY UNITED KINGDOM            9.11%        13.95%
(INCL. 3.00% SALES CHARGE)
FT-All-Shares                      16.52%       18.75%
European Region Funds Average      10.72%       n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             United Kingdom              FTSE Actuaries All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10045.63
  1995/12/31       9778.19                    10332.30
  1996/01/31       9729.49                    10310.34
  1996/02/29       9963.23                    10460.66
  1996/03/31      10099.58                    10580.27
  1996/04/30      10411.24                    10783.02
  1996/05/31      10722.89                    10999.14
  1996/06/30      10596.28                    10897.13
  1996/07/31      10430.72                    10838.63
  1996/08/31      10927.42                    11423.97
  1996/09/30      11005.33                    11641.61
  1996/10/31      11579.95                    12221.95
  1996/11/30      12183.78                    12823.08
  1996/12/31      12575.73                    13285.32
  1997/01/31      12205.27                    12911.20
  1997/02/28      12555.71                    13299.67
  1997/03/31      12565.72                    13420.62
  1997/04/30      12665.85                    13546.04
  1997/05/31      13016.28                    14119.45
  1997/06/30      13216.53                    14307.89
  1997/07/31      13526.92                    14788.25
  1997/08/31      13366.72                    14587.42
  1997/09/30      14408.03                    15706.71
  1997/10/31      14227.80                    15250.76
  1997/11/30      14347.95                    15309.01
  1997/12/31      14686.21                    15781.29
  1998/01/31      15115.63                    16509.20
  1998/02/28      16103.30                    17613.50
  1998/03/31      17037.29                    18678.26
  1998/04/30      17048.02                    18737.66
  1998/05/31      16919.20                    18390.36
  1998/06/30      16790.37                    18462.12
  1998/07/31      16146.24                    18059.16
  1998/08/31      13902.51                    16565.85
  1998/09/30      14428.55                    16189.75
  1998/10/31      14986.80                    17067.41
  1998/11/30      15684.61                    17671.51
  1998/12/31      16201.58                    18175.13
  1999/01/31      16109.46                    18101.10
  1999/02/28      16512.48                    18527.57
  1999/03/31      17088.23                    19246.07
  1999/04/30      17779.13                    20125.69
  1999/05/31      16903.99                    19140.07
  1999/06/30      16834.90                    19232.10
  1999/07/31      17111.26                    19639.91
  1999/08/31      17088.23                    19666.90
  1999/09/30      16719.75                    19405.59
  1999/10/29      16857.93                    19887.49
IMATRL PRASUN   SHR__CHT 19991031 19991111 124750 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity United Kingdom Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $16,858 - a 68.58% increase on the initial investment.
For comparison, look at how the FT-All-Shares Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,887 - a 98.87% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
UNITED KINGDOM
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Frederic Gautier, Portfolio Manager of Fidelity
United Kingdom Fund
Q. HOW DID THE FUND PERFORM, FREDERIC?
A. For the 12-month period that ended October 31, 1999, the fund posted a total return of 12.49%, compared to 16.52% for the
FT-All-Shares Index and 10.72% for the European region funds average tracked by Lipper Inc.
Q. WHY DID THE FUND LAG ITS BENCHMARK DURING THE PERIOD?
A. The fund's limited exposure to cyclicals - or, companies whose prospects rise and fall with the economy - and value-oriented companies detracted from relative performance as both groups rose during the period. The fund's slight overweighting in banks relative to the benchmark hurt as well, as concerns over higher interest rates overshadowed many strong earnings stories. All in all, strong stock picking, as well as some good exposure to the recovery in oil and the rally in telecommunications, limited the fund's downside.
Q. WHAT OTHER FACTORS INFLUENCED PERFORMANCE?
A. Our positioning within the building and construction industry, which benefited from historically low interest-rate levels, paid off for the fund. I propped up the fund's position in telecommunications by adding appreciably to its stake in Vodafone AirTouch - the fund's top holding at the close of the period. I gained exposure to the
Internet by way of advertising firms such as Saatchi & Saatchi, beneficiaries of the emerging Net culture. Riding a generally strong period for technology stocks, the fund's position in accounting and business-software solutions provider Sage Group, as well the inclusion of Sema Group - a company that provides information technology systems solutions - contributed to fund returns. Additionally, the fund benefited relative to the benchmark from not owning key components
Sainsbury and Marks & Spencer, which did poorly during the period. Conversely, the exposure we did have to clothing retailers - although limited - hurt performance, as local players recoiled in response to Wal-Mart's impending arrival in the U.K. Some of the fund's holdings among food manufacturers also dragged on performance.
Q. WHICH STOCKS LIFTED PERFORMANCE?
A. Vodafone AirTouch emerged as one of the most influential wireless players in the global arena. Its stock rose steadily during the period on the back of increased subscriber growth and the company's optimal positioning with respect to rising data traffic. British
Telecommunications also added meaningfully to performance. Royal Bank of Scotland benefited from strong earnings growth and some new ventures that looked to add significant value to the firm. Shares of
BP Amoco rose along side the price of oil.
Q. WHICH STOCKS DETRACTED?
A. Brewer and pub retailer Scottish & Newcastle suffered from depressed earnings levels amid a negative pricing environment.
Scottish & Southern Energy, an electric utility provider, fell in line with a weak utility sector in response to rising interest rates, despite gaining cost efficiencies from the merger of Scottish
Hydro-Electric and Southern Electric, which occurred during the period. Although fundamentally sound, shares of Bank of Ireland were beaten down, as were many large-cap Irish stocks during this time frame. The stock responded to intense selling pressures from investors looking to further reallocate their portfolios away from domestic players to comparable firms among the euro member states.
Q. WHAT'S YOUR OUTLOOK?
A. It remains positive. If you look at the makeup of the fund at the close of the period, you would see approximately the same level of earnings growth as the market looking forward, as well as from a historical standpoint. Yet, the aggregate price-to-earnings ratio of the fund was about 10% lower overall. So, shareholders have a fund with similar earnings dynamics to the market, but it's around 10%
cheaper in a sense. On top of that, I don't plan to emphasize any particular sector over another, and instead will aim to add value through individual security selection.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-2.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of British issuers
FUND NUMBER: 344
TRADING SYMBOL: FUTYF
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$6 million
MANAGER: Frederic Gautier, since 1998;
manager, various Fidelity funds through Fidelity
International Limited, since 1995; joined Fidelity
in 1994
(checkmark)
UNITED KINGDOM
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
Ireland 5.7%
United States 0.7%
Row: 1, Col: 1, Value: 5.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 93.59999999999999
Row: 1, Col: 4, Value: 0.7000000000000001
United Kingdom 93.6%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
Ireland 5.0%
United States 1.7%
South Africa 0.2%
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 0.2
Row: 1, Col: 3, Value: 93.09999999999999
Row: 1, Col: 4, Value: 1.7
United Kingdom 93.1%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO
Stocks                        99.3                    98.3
Short-Term Investments  and   0.7                     1.7
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
Vodafone AirTouch PLC           8.0                     4.9
(Cellular)
BP Amoco PLC (Oil & Gas)        6.1                     7.0
British Telecommunications      5.0                     5.0
PLC (Telephone Services)
Glaxo Wellcome PLC  (Drugs &    4.5                     4.0
Pharmaceuticals)
Shell Transport & Trading Co.   3.8                     3.4
PLC (Reg.) (Oil & Gas)
SmithKline Beecham PLC          3.7                     4.2
(Drugs & Pharmaceuticals)
Lloyds TSB Group PLC (Banks)    3.5                     4.0
National Westminster Bank PLC   2.5                     3.3
 (Banks)
Royal Bank of Scotland Group    2.5                     2.3
PLC  (Banks)
General Electric Co. PLC        2.3                     1.7
(Electrical Equipment)
                                41.9                    39.8
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
FINANCE                         26.4                    27.6
UTILITIES                       17.1                    14.2
HEALTH                          11.6                    10.1
ENERGY                          9.9                     10.4
NONDURABLES                     6.2                     8.9
RETAIL & WHOLESALE              5.3                     6.9
MEDIA & LEISURE                 4.2                     2.7
SERVICES                        3.5                     4.0
CONSTRUCTION & REAL ESTATE      3.4                     5.5
INDUSTRIAL MACHINERY &          3.2                     2.3
EQUIPMENT

UNITED KINGDOM
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 99.3%
                                 SHARES                 VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.8%
British Aerospace PLC             8,700                 $ 50,859
BASIC INDUSTRIES - 2.4%
CHEMICALS & PLASTICS - 0.1%
Wardle Storeys PLC                1,900                  9,842
METALS & MINING - 1.1%
Johnson Matthey PLC               7,500                  69,496
PAPER & FOREST PRODUCTS - 1.2%
Jefferson Smurfit Group PLC       29,300                 76,429
TOTAL BASIC INDUSTRIES                                   155,767
CONSTRUCTION & REAL ESTATE -
3.4%
BUILDING MATERIALS - 1.8%
CRH PLC                           5,050                  95,624
Meyer International PLC           4,400                  24,709
                                                         120,333
CONSTRUCTION - 0.8%
George Wimpey PLC                 12,000                 23,482
Persimmon PLC                     7,990                  27,066
                                                         50,548
REAL ESTATE - 0.8%
Minerva PLC                       13,750                 50,195
TOTAL CONSTRUCTION & REAL                                221,076
ESTATE
DURABLES - 0.6%
HOME FURNISHINGS - 0.6%
Carpetright PLC                   4,600                  34,644
ENERGY - 9.9%
OIL & GAS - 9.9%
BP Amoco PLC                      40,286                 387,753
Shell Transport & Trading Co.     32,150                 245,814
PLC (Reg.)
                                                         633,567
FINANCE - 26.4%
BANKS - 14.6%
Bank of Ireland, Inc.             18,500                 145,001
HSBC Holdings PLC (Reg.)          11,900                 146,519
Lloyds TSB Group PLC              16,191                 224,045
National Westminster Bank PLC     7,150                  161,548
Royal Bank of Scotland Group      7,000                  161,381
PLC
Standard Chartered PLC            7,150                  100,350
                                                         938,844
CREDIT & OTHER FINANCE - 1.6%
Alliance & Leicester PLC          7,200                  105,136
INSURANCE - 6.3%
Domestic & General Group PLC      5,250                  47,482
Hogg Robinson PLC                 12,700                 58,005
Independent Insurance PLC         13,500                 61,492
                                 SHARES                 VALUE (NOTE 1)
Irish Life & Permanent PLC        5,000                 $ 51,748
Norwich Union PLC                 11,100                 85,195
Royal & Sun Alliance              7,909                  53,843
Insurance  Group PLC
Sun Life & Provincial Holding     6,600                  49,300
PLC
                                                         407,065
INVESTMENT COMPANIES - 1.2%
3I Group PLC                      6,100                  76,134
SECURITIES INDUSTRY - 2.7%
Amvescap PLC                      11,600                 103,768
Man (E D & F) Group PLC           11,650                 67,817
                                                         171,585
TOTAL FINANCE                                            1,698,764
HEALTH - 11.6%
DRUGS & PHARMACEUTICALS - 10.9%
AstraZeneca Group PLC (Reg.)      1,800                  82,350
Glaxo Wellcome PLC                9,772                  292,549
Nycomed Amersham PLC              5,400                  32,900
SmithKline Beecham PLC            18,839                 241,139
SSL International PLC             5,213                  55,763
                                                         704,701
MEDICAL EQUIPMENT & SUPPLIES
- - 0.7%
Smith & Nephew PLC                13,300                 42,866
TOTAL HEALTH                                             747,567
INDUSTRIAL MACHINERY &
EQUIPMENT - 3.2%
ELECTRICAL EQUIPMENT - 2.3%
General Electric Co. PLC          13,700                 149,025
INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%
FKI PLC                           20,250                 53,112
TOTAL INDUSTRIAL MACHINERY &                             202,137
EQUIPMENT
MEDIA & LEISURE - 4.2%
BROADCASTING - 1.2%
Capital Radio PLC                 4,500                  73,924
ENTERTAINMENT - 1.1%
Granada Group PLC                 8,600                  68,022
PUBLISHING - 0.9%
Daily Mail & General Trust        1,150                  59,190
PLC Class A
RESTAURANTS - 1.0%
Enterprise Inns PLC               9,600                  66,302
TOTAL MEDIA & LEISURE                                    267,438
NONDURABLES - 6.2%
BEVERAGES - 2.5%
Allied Domecq PLC                 10,000                 56,238
Scottish & Newcastle PLC          11,500                 107,223
                                                         163,461
COMMON STOCKS - CONTINUED
                                 SHARES                 VALUE (NOTE 1)
NONDURABLES - CONTINUED
FOODS - 1.5%
Hazlewood Foods PLC               23,850                $ 37,258
Matthews (Bernard) PLC            11,150                 21,269
Tomkins PLC                       11,609                 39,373
                                                         97,900
HOUSEHOLD PRODUCTS - 1.1%
Unilever PLC                      7,600                  70,656
TOBACCO - 1.1%
British American Tobacco PLC      10,326                 68,430
TOTAL NONDURABLES                                        400,447
RETAIL & WHOLESALE - 5.3%
APPAREL STORES - 0.6%
Arcadia Group PLC                 6,600                  16,632
New Look Group PLC                6,700                  18,840
                                                         35,472
GENERAL MERCHANDISE STORES -
1.5%
Kingfisher PLC                    9,100                  99,436
GROCERY STORES - 2.1%
Safeway PLC                       2,900                  9,108
Tesco PLC                         43,000                 127,984
                                                         137,092
RETAIL & WHOLESALE,
MISCELLANEOUS - 1.1%
Dixons Group PLC                  2,150                  38,112
Great Universal Stores PLC        4,300                  32,668
Class A
                                                         70,780
TOTAL RETAIL & WHOLESALE                                 342,780
SERVICES - 3.5%
ADVERTISING - 1.7%
Saatchi & Saatchi PLC             28,650                 110,713
SERVICES - 1.8%
Reuters Group PLC                 6,900                  64,164
Taylor Nelson Sofres PLC          3,800                  11,466
Thomson Travel Group PLC          25,200                 39,160
                                                         114,790
TOTAL SERVICES                                           225,503
TECHNOLOGY - 2.4%
COMPUTER SERVICES & SOFTWARE
- - 2.4%
Informa Group PLC                 5,300                  35,384
Sage Group PLC                    1,600                  82,115
Sema Group PLC                    2,900                  37,912
                                                         155,411
TRANSPORTATION - 2.3%
AIR TRANSPORTATION - 0.8%
BAA PLC                           6,750                  49,560
                                 SHARES                 VALUE (NOTE 1)
TRUCKING & FREIGHT - 1.5%
NFC PLC                           14,200                $ 45,767
Stagecoach Holdings PLC           17,800                 50,638
                                                         96,405
TOTAL TRANSPORTATION                                     145,965
UTILITIES - 17.1%
CELLULAR - 8.0%
Vodafone AirTouch PLC             106,675                511,374
ELECTRIC UTILITY - 3.3%
Independent Energy Holdings       1,100                  29,394
PLC (a)
National Grid Group PLC           10,283                 76,853
Scottish & Southern Energy PLC    11,400                 108,259
                                                         214,506
TELEPHONE SERVICES - 5.0%
British Telecommunications PLC    17,900                 322,200
WATER - 0.8%
Severn Trent PLC                  3,700                  53,146
TOTAL UTILITIES                                          1,101,226
TOTAL COMMON STOCKS                         6,383,151
(Cost $5,639,485)
CASH EQUIVALENTS - 0.5%
Taxable Central Cash Fund,        33,945                 33,945
5.21% (b) (Cost $33,945)
TOTAL INVESTMENT PORTFOLIO -                             6,417,096
99.8%
(Cost $5,673,430)
NET OTHER ASSETS - 0.2%                                  12,412
NET ASSETS - 100%                          $ 6,429,508
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $5,183,473 and $6,266,946, respectively.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $5,696,664. Net unrealized appreciation aggregated $720,432, of which $1,083,067 related to appreciated investment securities and $362,635 related to depreciated investment securities.
The fund hereby designates approximately $239,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1999, the fund had a capital loss carryforward of approximately $2,000, all of which will expire on October 31, 2007. UNITED KINGDOM
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at              $ 6,417,096
value  (cost $5,673,430) -
See accompanying schedule
Cash                                       20,249
Receivable for investments                 171,541
sold
Receivable for fund shares                 1,862
sold
Dividends receivable                       12,047
Interest receivable                        322
Receivable from investment                 13,896
adviser for expense
reductions
 TOTAL ASSETS                              6,637,013
LIABILITIES
Payable for investments        $ 161,079
purchased
Payable for fund shares         4,651
redeemed
Other payables and  accrued     41,775
expenses
 TOTAL LIABILITIES                         207,505
NET ASSETS                                $ 6,429,508
Net Assets consist of:
Paid in capital                           $ 5,677,367
Undistributed net investment               33,638
income
Accumulated undistributed net              (25,058)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                743,561
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 439,189                   $ 6,429,508
shares outstanding
NET ASSET VALUE and                        $14.64
redemption price per share
($6,429,508 (divided by)
439,189 shares)
Maximum offering price per                 $15.09
share (100/97.00 of $14.64)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                            $ 184,475
Dividends
Interest                                      5,041
                                              189,516
Less foreign taxes withheld                   (18,713)
 TOTAL INCOME                                 170,803
EXPENSES
Management fee                   $ 49,300
Transfer agent fees               21,017
Accounting fees and expenses      60,031
Non-interested trustees'          25
compensation
Custodian fees and expenses       56,962
Registration fees                 18,555
Audit                             33,694
Legal                             29
Miscellaneous                     16
 Total expenses before            239,629
reductions
 Expense reductions               (106,168)   133,461
NET INVESTMENT INCOME                         37,342
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            61,258
 Foreign currency transactions    (212)       61,046
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            703,694
 Assets and liabilities in        (61)        703,633
foreign currencies
NET GAIN (LOSS)                               764,679
NET INCREASE (DECREASE) IN                   $ 802,021
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION                            $ 5,957
 Sales charges paid to FDC
 Sales charges - Retained by                 $ 5,957
FDC
 Expense Reductions                          $ 105,032
  FMR reimbursement
  Directed brokerage                          1,136
arrangements
                                             $ 106,168
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 37,342                     $ 94,463
income
 Net realized gain (loss)         61,046                       574,852
 Change in net unrealized         703,633                      (519,997)
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       802,021                      149,318
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (69,464)                     (115,006)
From net investment income
 From net realized gain           (411,822)                    (484,235)
 TOTAL DISTRIBUTIONS              (481,286)                    (599,241)
Share transactions Net            1,697,930                    6,741,898
proceeds from sales of shares
 Reinvestment of distributions    460,462                      598,563
 Cost of shares redeemed          (2,968,242)                  (5,731,991)
 NET INCREASE (DECREASE) IN       (809,850)                    1,608,470
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   3,189                        48,025
  TOTAL INCREASE (DECREASE)       (485,926)                    1,206,572
IN NET ASSETS
NET ASSETS
 Beginning of period              6,915,434                    5,708,862
 End of period (including        $ 6,429,508                  $ 6,915,434
undistributed net investment
income of $33,638 and
$99,432, respectively)
OTHER INFORMATION
Shares
 Sold                             114,788                      455,368
 Issued in reinvestment of        34,466                       43,658
distributions
 Redeemed                         (205,450)                    (405,257)
 Net increase (decrease)          (56,196)                     93,769

FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999      1998      1997      1996 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 13.96   $ 14.21   $ 11.89   $ 10.00
period
Income from Investment
Operations
Net investment income             .08 C     .19 C     .31 C     .16
Net realized and unrealized       1.56      .46       2.31      1.75
gain (loss)
Total from investment             1.64      .65       2.62      1.91
operations
Less Distributions
 From net investment income       (.14)     (.19)     (.13)     (.04)
From net realized gain            (.83)     (.80)     (.20)     -
Total distributions               (.97)     (.99)     (.33)     (.04)
Redemption fees added to paid     .01       .09       .03       .02
in capital
Net asset value, end of period   $ 14.64   $ 13.96   $ 14.21   $ 11.89
TOTAL RETURN A, B                 12.49%    5.33%     22.87%    19.38%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 6,430   $ 6,915   $ 5,709   $ 2,656
(000 omitted)
Ratio of expenses to average      2.00% E   2.02% E   2.00% E   2.00% E
net assets
Ratio of expenses to average      1.98% F   2.01% F   1.99% F   1.97% F
net assets after expense
reductions
Ratio of net investment           .55%      1.26%     2.36%     1.62%
income to average net assets
Portfolio turnover rate           78%       191%      96%       50%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999
1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions/passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in France, Germany, and United Kingdom less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, no funds had investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45% for each fund. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, each fund's management fee was equivalent to the following annual rates expressed as a percentage of average net assets:
France  .74%
Germany  .74%
United Kingdom  .73%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into
sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc. and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC receives a sales charge of up to 3% for selling shares of each fund. The amounts received and retained by FDC for sales charges are shown under the caption "Other Information" on each fund's Statement of Operations. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates as a percentage of the average net assets:
 France  .37%
 Germany  .40%
 United Kingdom  .31%
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. SECURITY LENDING.
Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse each fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 2.00% of average net assets of each of the applicable funds.
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.
In addition, through arrangements with certain funds custodian and transfer agent, credits realized on uninvested cash balances were used to reduce a portion of certain funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:
FUND               % OWNERSHIP
France             18%
United Kingdom     27%
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees of Fidelity Investment Trust and the Shareholders of:
Fidelity France Fund,
Fidelity Germany Fund,
Fidelity United Kingdom Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity France Fund, Fidelity Germany Fund and Fidelity United
Kingdom Fund (funds of Fidelity Investment Trust) at October 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 1999
DISTRIBUTIONS
Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
   FUND        PAY DATE INCOME TAXES
United Kingdom 12/07/98 $.463 $.055
The funds will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.
[This page left intentionally blank.]
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Smaller Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
www.fidelity.com
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST SM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE
(registered trademark)
 BULK RATE
U.S. Postage
PAID
Fidelity
Investments
P.O. Box 193
Boston, MA 02101

FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, AND FIDELITY UNITED
KINGDOM FUND
FUNDS OF FIDELITY INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 29, 1999
This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.
To obtain a free additional copy of the prospectus, dated December 29, 1999, or an annual report, please call Fidelity(registered trademark)
at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.
TABLE OF CONTENTS               PAGE
Investment Policies and         22
Limitations
Special Considerations          29
Regarding Canada
Special Considerations          29
Regarding Europe
Special Considerations          30
Regarding Japan
Special Considerations          30
Regarding Asia Pacific
Region (ex Japan)
Special Considerations          30
Regarding Latin America
Special Considerations          31
Regarding Russia
Special Considerations          31
Regarding Africa
Portfolio Transactions          31
Valuation                       34
Performance                     34
Additional Purchase, Exchange   43
and Redemption Information
Distributions and Taxes         44
Trustees and Officers           44
Control of Investment Advisers  48
Management Contracts            48
Distribution Services           54
Transfer and Service Agent      55
Agreements
Description of the Trust        56
Financial Statements            57
Appendix                        57
(fidelity_logo_graphic)
(registered trademark)
82 Devonshire Street, Boston, MA 02109
   EFG-ptb-1299
1.733675.100
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the
1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF FRANCE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax
requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 44.
For purposes of investing at least 65% of the fund's total assets in securities of French issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF GERMANY FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax
requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 45.
For purposes of investing at least 65% of the fund's total assets in securities of German issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
INVESTMENT LIMITATIONS OF UNITED KINGDOM FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax
requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page 46.
For purposes of investing at least 65% of the fund's total assets in securities of British issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the 1940 Act. These
transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the
quality, maturity   ,     and diversification of their investments.
COMMON STOCK. represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their
"conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign
currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge,"
would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security
back to    the     original seller at an agreed-upon price in either
U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put
and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
Futures may be based on foreign indexes such as the CAC 40 (France),
DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an
FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for
U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading
Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c)
purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S.
dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees,
FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
ISSUER LOCATION. FMR determines where an issuer or its principal activities are located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. PREFERRED STOCK represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(   NYSE    ) and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.
Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities
convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or
rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S.
Government.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS REGARDING CANADA
POLITICAL. Canada's parliamentary system of government is, in general, stable. However, from time to time, some provinces, but particularly Quebec, have called for a revamping of the legal and financial relationship between the federal government in Ottawa and the provinces. To date, referendums on Quebec sovereignty have been defeated, but the issue remains unresolved. The Supreme Court of
Canada decided in August 1998 that if there was a "clear answer" to a "clear question" in a referendum, then the federal government would be obliged to negotiate with Quebec.
ECONOMIC. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.
In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the
United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.
CURRENCY. For U.S. investors, investing in any foreign currency entails an additional risk that is not faced when investing in the domestic market. Since Canada let its currency float in 1970, its value has been in a steady decline against the U.S. dollar. While the decline has helped Canada stay competitive in export markets, U.S. investors have seen their investment returns eroded by the impact of currency conversion.
SPECIAL CONSIDERATIONS REGARDING EUROPE
On January 1, 1999, eleven of the fifteen member countries of the European Union (EU) fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union
(EMU). At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its widespread use in the retail sector will follow the circulation of euro bank- notes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank.
While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy.
POLITICAL. For those countries in Western and Eastern Europe that were not included in the first round of the EU implementation, the prospects for eventual membership serve as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively.
At the same time, there could become an increasingly widening gap between rich and poor within the aspiring countries, those countries who are close to meeting membership criteria, and those who are not likely to join the EMU. Realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits. Despite relative calm in Western Europe in recent years, the risk of regional conflict or targeted terrorist activity could disrupt European markets.
In the transition to the single economic system, significant political decisions will be made which will effect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.
ECONOMIC. As economic conditions across member states vary from robust to dismal, there is continued concern about national-level support for the currency and the accompanying coordination of fiscal and wage policy among the eleven EMU member nations. According to the Maastrich treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. Countries that did not qualify for the euro, such as Greece, risk being left farther behind.
FOREIGN TRADE. The EU has recently been involved in a number of trade disputes with major trading partners, including the United States. Tariffs and embargoes have been levied upon imports of agricultural products and meat that have resulted in the affected nation levying retaliatory tariffs upon imports from Europe. These disputes can adversely affect the valuations of the European companies that export the targeted products.
CURRENCY. For U.S. investors, investing in any foreign currency entails an additional risk that is not faced when investing in the domestic market. However, investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been the case in the first six months of 1999, when the initial exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.
GERMANY. The German economy is heavily industrialized, with a strong emphasis on manufacturing and exports. Therefore, Germany's economic growth is heavily dependent on the prosperity of its trading partners and on currency exchange rates. Germany is closely tied to a number of Eastern European emerging market economies and weakness in these economies will likely dampen demand for German exports. Germany continues to struggle with its incorporation of former East Germany and the country as a whole faces high labor costs and high
unemployment.
FRANCE. In recent years, the country's economic growth has been hit by a series of general strikes. France's strong labor unions reacted negatively to government cuts driven by the country's effort to meet
EMU membership criteria. Recently, unions have demanded a lower retirement age and a shorter work week. Economic growth also is limited by the country's pay-as-you-go pension system; spending on pensions accounts for about 10% of GDP.
NORDIC COUNTRIES. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.
UNITED KINGDOM. The United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to joining the euro. While the UK views independence from the EMU as a competitive advantage, the country may not benefit from its independence if economic conditions on the continent improve. If the continental European stock markets make more compelling prospects for economic growth, there is concern that the UK market may lag its European counterparts.
EASTERN EUROPE. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western
Europe.
The economies of the Eastern European nations are embarking on the transition from communism at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often, a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to political, economic, and currency events in Russia and have recently suffered heavy losses as a result of their trading and investment links to the troubled Russian economy and currency.
SPECIAL CONSIDERATIONS REGARDING JAPAN
Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.
ECONOMIC. Since Japan's bubble economy collapsed eight years ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.
The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. FOREIGN TRADE. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past two years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Much of Japan's hopes for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.
NATURAL RESOURCE DEPENDENCY. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.
NATURAL DISASTERS. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.
SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)
Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region.
ECONOMIC. The economic health of the region depends, in great part, on each country's respective ability to carry out fiscal and monetary reforms and its ability to address the International Monetary Fund's mandated benchmarks. The majority of the countries in the region can be characterized as either developing or newly industrialized economies, which tend to experience more volatile economic cycles than developed countries. In addition, a number of countries in the region have historically faced hyperinflation, a deterrent to productivity and economic growth.
CURRENCY. For U.S. investors, investing in any currency entails an additional risk that is not faced when investing in the domestic market. Some countries in the region may impose restrictions on converting local currency, effectively preventing foreigners from selling assets and repatriating funds. While flexible exchange rates through most of the region should allow greater control of domestic liquidity conditions, the region's currencies generally face above-average volatility with potentially negative implications for economic and security market conditions.
NATURAL DISASTERS. The Asia Pacific region has been subjected to periodic natural disasters such as earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industry.
CHINA AND HONG KONG. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial and monetary systems that allow economic freedom and market expansion.
SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA
As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, and currency devaluation. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated and have enjoyed sound levels of growth. Privatization of state-owned companies is almost completed. Foreign trade restrictions have been relaxed. Large fiscal deficits have been reduced and inflation controlled. Nonetheless, the volatile stock markets of 1998 have clearly demonstrated that investors in the region continue to face a number of potential risks.
POLITICAL. While investors recently have benefited from friendlier forms of government, the Latin American political climate is still vulnerable to sudden changes. Many countries in the region have been in recession and have faced high unemployment. Corruption remains part of the political landscape. This could lead to social unrest and changes in governments that are less favorable to investors. The investor friendly trends of social, economic, and market reforms seen over the past several years could be reversed. Also, as has historically been the case, the stock markets may be subject to increased volatility as some countries approach elections: Argentina, Chile, Mexico, and Peru.
SOCIAL UNREST. Latin America continues to suffer from one of the most inequitable distributions of wealth in the world, as well as rampant delinquency and street crime. The recent reforms and the move to democracy, which were initially welcomed by the population, so far have failed to significantly improve the living conditions of the majority of people. This could lead to social unrest, occasional labor strikes, rebellion, or civil war.
ECONOMIC. Many countries in the region have experienced periods of hyperinflation which adversely impacted and may continue to impact their economies and local stock markets. Despite signs that inflation has been tamed, the risk of hyperinflation persists.
FOREIGN TRADE. One key to the recent economic growth in the region has been the reduction of trade barriers and a series of free-trade agreements. These are currently under pressure given the recent macro-economic imbalances between many trading partners. One example would be Mercosur, which includes Argentina, Brazil, Uruguay, and Paraguay. As long as the economies perform well and the regimes maintain similar economic and currency policies, all will benefit from this agreement. However, the recent devaluation of Brazil's currency, combined with recessions in the region, has created tension between the largest trading partners, Brazil and Argentina. This could threaten the pace of vital trade integration and regional economic stability.
CURRENCY. For U.S. investors, investing in any foreign market entails the risk of currency fluctuations; any weakness in the local currency could erode the investment returns to U.S. investors upon currency conversion. As is typical of emerging markets, Latin America has a long history of currency devaluation, evidenced by the Mexican peso crisis and the more recent Brazilian devaluation. The region remains exposed to currency speculators, particularly if the economic or political conditions worsen. Countries where the currency is artificially pegged to the dollar are most at risk. For example, predatory speculation may shift to Argentina if the cost of maintaining the currency board reaches an unsustainable level given the negative impact of the Brazilian devaluation, the economic recession, the deterioration of the foreign trade balances, and the mounting fiscal deficit.
SOVEREIGN DEBT. Although austerity programs in many countries have significantly reduced fiscal deficits, the region is still facing significant debt. Interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. In addition, governments may be forced to reschedule or freeze their debt repayment, which could negatively impact the stock market.
NATURAL RESOURCES DEPENDENCY. Commodities such as agricultural products, minerals, and metals account for a significant percentage of exports of many Latin American countries. As a result, these economies have been particularly sensitive to the fluctuation of commodity prices. As an example, Chile has been affected by the change in the prices of copper and pulp, which has adversely affected its economy and stock market. Similarly, because the U.S. is Mexico's largest trading partner - accounting for more than four-fifths of its exports
- - any economic downturn in the U.S. economy could adversely impact the Mexican economy and stock market.
NATURAL DISASTERS. The region has been subjected to periodic natural disasters, such as earthquakes and floods. These events have often inflicted substantial damage upon the populations and the economy.
More recently, weather disorders attributed to the "El Nino" effect have placed a serious drag on the economy of some countries, such as Peru and Ecuador.
FINANCIAL REPORTING STANDARDS. As is typical of many emerging markets, many companies in the region are still controlled by families and their associates. Accordingly, these owners may not always act in the best interests of public shareholders. In addition, rules for disclosing financial information are less stringent, which increases the difficulty of accessing reliable and viable information.
SPECIAL CONSIDERATIONS REGARDING RUSSIA
Investing in Russian securities is highly speculative and involves greater risks than generally encountered when investing in the securities markets of the U.S. and most other developed countries.
Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. For most of the past decade, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union. As recently as 1998, the government imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms.
Foreign investors also face a high degree of currency risk when investing in Russian securities. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and declared a moratorium on commercial debt payments. In light of these and other recent government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis.
Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of proceeds.
Many of Russia's businesses have failed to mobilize the available factors of production because the country's privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. A combination of poor accounting standards, inept management, endemic corruption, and limited shareholder rights pose a significant risk, particularly to foreign investors.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. Among these are thin trading activity, inadequate regulatory protection for the rights of investors, and lax custody procedures. Additionally, there is a dearth of solid corporate information available to investors.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
SPECIAL CONSIDERATIONS REGARDING AFRICA
Africa is a highly diverse and politically unstable continent of over
50 countries and 840 million people. Civil wars, coups, and even genocidal warfare have beset much of this region in recent years. Nevertheless, the continent is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds, and timber. Wealthier African countries generally have strong connections to European partners; evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance remains closely tied to world commodity markets, particularly oil, as well as agricultural conditions, such as drought.
Several Northern African countries have substantial oil reserves and, accordingly, their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions have a strong impact on many of their natural resources, as was the case in 1995, when severe drought adversely affected economic growth.
Several African countries have active equity markets, many established since 1989. The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. The mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. With the exception of the relatively large and liquid South African stock market, sub-Saharan Africa is probably the riskiest of all the world's emerging markets. During the past two decades, sub-Saharan Africa has lagged behind other developing regions in economic growth. The area attracts only a modest share of foreign direct investment and remains highly dependent on foreign aid. The financial markets are small and underdeveloped and offer little regulatory protection for investors. Except for South Africa, the most fundamental problems in all of the countries in the region are the absence of an effective court system to ensure the enforceability of contracts. Investors in the area generally face a high risk of continuing political and economic instability as well as currency exchange rate volatility.
SOUTH AFRICA. South Africa has a highly developed and industrialized economy. It is rich in mineral resources and is the world's largest producer and exporter of gold. The nation's new government has made remarkable progress in consolidating the nation's peaceful transition to democracy and in redressing the socioeconomic disparities created by apartheid. It has a sophisticated financial structure with a large and active stock exchange that ranks 19th in the world in terms of market capitalization. Nevertheless, investors in South Africa face a number of risks common to other developing regions. The nation's heavy dependence upon the export of natural resources makes its economy and stock market vulnerable to weak global demand and declines in commodity prices. The country's currency reserves have been a constant problem and its currency can be vulnerable to devaluation. There is also the risk that ethnic and civic conflict could result in the abandonment of many of the nation's free market reforms to the detriment of shareholders.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction;
the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   F    or the fiscal periods ended October 31, 1999 and 1998, the
portfolio turnover rates were    118    % and 182% for France Fund,
132% and 139% for Germany Fund, and    78    % and 191% for United
Kingdom Fund. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.
The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
The following table shows the total amount of brokerage commissions paid by each fund.
                     Fiscal Year Ended  Total Amount Paid
France Fund          October 31
1999                                    $ 75,883
1998                                    $ 120,951
1997                                    $ 35,607
Germany Fund
1999                                    $ 145,666
1998                                    $ 200,174
1997                                    $ 69,561
United Kingdom Fund
1999                                    $ 12,361
1998                                    $ 20,208
1997                                    $ 10,578
The following table shows the total amount of brokerage commissions
paid by each fund to    FBS     for the past three fiscal years.
    FBS        is paid on a commission basis.
                                        Total Amount Paid
                     Fiscal Year Ended  To FBS
France Fund          October 31
1999                                    $ 0
1998                                     0
1997                                     601
Germany Fund
1999                                     0
1998                                     8,519
1997                                     12,760
United Kingdom Fund
1999                                     0
1998                                     61
1997                                     0
The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1999.

                     Fiscal Year Ended 1999  $ Amount of  Commissions Paid  $ Amount of Brokerage
                                             to Firms  that Provided        Transactions Involved*
                                             Research Services*
France Fund          October 31              $ 62,528                       $ 28,996,215
Germany Fund         October 31              $ 122,063                      $ 60,480,982
United Kingdom Fund  October 31              $ 11,127                       $ 6,906,534

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.
The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of
100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return.
Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's maximum sales charge, short-term trading fee, or small account fee. Excluding a fund's sales charge, short-term trading fee, or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. The 13-week and 39-week long-term moving averages for each fund are shown in the table below.
Fund                  13-Week Long-Term Moving  39-Week Long-Term Moving
                      Average                   Average
France Fund*          $ 16.97                   $ 16.34
Germany Fund*         $ 14.65                   $ 14.49
United Kingdom Fund*  $ 14.63                   $ 14.77
* On October 29, 1999   .
HISTORICAL FUND RESULTS. The following table shows each fund's returns for the fiscal periods ended October 31, 1999.
Each fund has a maximum front-end sales charge of 3.00%, which is included in the average annual and cumulative returns.
Returns do not include the effect of a fund's $25 exchange fee, which was in effect from December 1, 1987 through October 23, 1989, or the effect of France Fund's, Germany Fund's, and United Kingdom Fund's
1.50% short-term trading fee, applicable to shares held less than 90 days.

                               Average Annual Returns                           Cumulative Returns
                     One Year                          Life of Fund*                                Life of Fund*
                               Five Years                             One Year  Five Years
France Fund           18.04%   N/A                      19.57%         18.04%   N/A                  104.39%
Germany Fund          -1.75%   N/A                      13.31%         -1.75%   N/A                  64.83%
United Kingdom Fund   9.11%    N/A                      13.95%         9.11%    N/A                  68.58%

* From    November 1, 1995     (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these
periods,    each fund    's returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the life of each fund, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.
During the period from    November 1, 1995 (commencement of
operations) to     October 31, 1999, a hypothetical $10,000 investment
in France Fund would have grown to    $20,439,     including the
effect of the fund's maximum sales charge.

FRANCE FUND                                                                                                       INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 17,412                  $ 371                         $ 2,656                      $ 20,439     $ 25,014
1998            $ 14,308                  $ 304                         $ 2,183                      $ 16,795     $ 19,905
1997            $ 12,872                  $ 230                         $ 681                        $ 13,783     $ 16,317
1996*           $ 11,873                  $ 47                          $ 0                          $ 11,920     $ 12,350

FRANCE FUND
1999               $ 24,201  $ 10,931
1998               $ 19,083  $ 10,677
1997               $ 16,248  $ 10,521
1996*              $ 12,923  $ 10,306

* From    November 1, 1995     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in France
Fund on    November 1, 1995    , assuming the maximum sales
   c    harge had been in effect, the net amount invested in fund
shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   12,025    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   233     for
dividends and $   1,70    7 for capital gain distributions. The
figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
During the period from    November 1, 1995     (commencement of
operations) to    October 31, 1999    , a hypothetical $10,000
investment in Germany Fund would have grown to $   16,483,
i    ncluding the effect of the fund's maximum sales charge.

GERMANY FUND                                                                                                      INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 14,531                  $ 12                          $ 1,940                      $ 16,483     $ 25,014
1998            $ 14,346                  $ 13                          $ 1,915                      $ 16,274     $ 19,905
1997            $ 12,843                  $ 11                          $ 398                        $ 13,252     $ 16,317
1996*           $ 11,000                  $ 0                           $ 0                          $ 11,000     $ 12,350

GERMANY FUND
Fiscal Year Ended  DJIA      Cost of Living**
1999               $ 24,201  $ 10,931
1998               $ 19,083  $ 10,677
1997               $ 16,248  $ 10,521
1996*              $ 12,923  $ 10,306

* From    November 1, 1995     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Germany
Fund on    November 1, 1995    , assuming the maximum sales charge had
been in effect, the net amount invested in fund shares was
$9   ,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $11,6    00. If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $10 for dividends and $1,552     for capital
gain distributions.        The figures in the table do not include the
effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
During the period from    November 1, 1995     (commencement of
operations) to    October 31, 1999    , a hypothetical $10,000
investment in United Kingdom Fund would have grown to    $16,85    8,
including the effect of the fund's maximum sales charge.

UNITED KINGDOM FUND                                                                                               INDEXES
Fiscal Year
Ended           Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions
1999            $ 14,201                  $ 583                         $ 2,074                      $ 16,858     $ 25,014
1998            $ 13,541                  $ 399                         $ 1,047                      $ 14,987     $ 19,905
1997            $ 13,784                  $ 209                         $ 235                        $ 14,228     $ 16,317
1996*           $ 11,533                  $ 47                          $ 0                          $ 11,580     $ 12,350

UNITED KINGDOM FUND
Fiscal Year Ended    DJIA      Cost of Living**
1999                 $ 24,201  $ 10,931
1998                 $ 19,083  $ 10,677
1997                 $ 16,248  $ 10,521
1996*                $ 12,923  $ 10,306

* From    November 1, 1995     (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in United
Kingdom Fund on    November 1, 1995    , assuming the maximum sales
charge had been in effect, the net amount invested in fund shares was
$   9,700    . The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   12,39    3. If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $485 for dividends and $1,775 for
    capital gain distributions. The figures in the table do not include the effect of the fund's 1.50% short-term trading fee applicable to shares held less than 90 days.
INTERNATIONAL INDEXES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended October 31, 1999. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indexes.
MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the
markets as measured in U.S. dollars grew to $   9,147.2 billion in
October 1999 ($18,463.2 billion including the U.S.).
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International indexes database. The value of each market is measured in billions of U.S. dollars as of October 31, 1999.
TOTAL MARKET CAPITALIZATION
Australia  $ 210.6    Malaysia        $ 66.8
Austria    $ 22.0     Netherlands     $ 470.7
Belgium    $ 104.2    Norway          $ 34.1
Canada     $ 372.6    Singapore       $ 87.8
Denmark    $ 67.9     Spain           $ 235.4
France     $ 838.7    Sweden          $ 201.8
Germany    $ 838.1    Switzerland     $ 561.0
Hong Kong  $ 192.6    United Kingdom  $ 1,783.8
Italy      $ 334.2    United States   $ 9,316.0
Japan      $ 2,509.3
The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of each market is measured in billions of U.S. dollars as of October 31, 1999.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
Argentina            $ 22.0
Brazil               $ 87.4
Chile                $ 32.6
Colombia             $ 3.3
Mexico               $ 98.7
Venezuela            $ 6.8
Peru                 $ 7.0
Total Latin America  $ 257.8
NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indexes for the twelve months ended October 31, 1999. The second table shows the same performance as measured in local currency. Each table measures return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indexes composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
Australia   11.43%   Malaysia         184.38%
Austria     -14.33%  Netherlands      12.31%
Belgium     -5.05%   Norway           3.11%
Canada      35.31%   Singapore        90.23%
Denmark     7.20%    Spain            0.85%
France      24.30%   Sweden           47.73%
Germany     7.48%    Switzerland      -0.59%
Hong Kong   27.24%   United Kingdom   13.25%
Italy       1.55%    United States    26.21%
Japan       58.40%
STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
Australia   8.80%   Malaysia         99.02%
Austria     -3.75%  Netherlands      26.08%
Belgium     6.69%   Norway           9.71%
Canada      28.65%  Singapore        94.38%
Denmark     20.41%  Spain            13.13%
France      39.60%  Sweden           55.68%
Germany     20.76%  Switzerland      11.85%
Hong Kong   27.63%  United Kingdom   15.58%
Italy       14.20%  United States    26.21%
Japan       41.86%
The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 1999.
STOCK MARKET PERFORMANCE
                 Five Years Ended  Ten Years Ended
                1999               1999
Germany          15.87%             13.41%
Hong Kong        6.06%              18.32%
Japan            -0.90%             -1.39%
Spain            23.55%             11.99%
United Kingdom   17.59%             15.18%
United States    26.28%             17.59%
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
France Fund may compare its performance to that of the Societe des Bourses Francaises (SBF) 250, a market capitalization-weighted index of the stocks of the 250 largest companies in the French market. Germany Fund may compare its performance to that of the Deutscher Akteinindex (DAX) 100, a market-weighted index of the 100 most heavily traded stocks in the German market.
United Kingdom Fund may compare its performance to that of the FT - All Shares Index, a market capitalization -weighted index of over 700 stocks traded in the U.K. market.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31, 1999, FMR advised over $   33     billion in
municipal fund assets, $   136     billion in taxable fixed-income
fund assets, $   140     billion in money market fund assets,
$   567     billion in equity fund assets, $   18     billion in
international fund assets, and $   43     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive each fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive each fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in waiver (1) above) of such employer, maintained at least one employee benefit plan that qualified for waiver (1) above and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more investment accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services SM;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity Traditional IRA, The Fidelity Roth IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
A fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
   A fund may     make redemption payments in whole or in part in
   readily marketable     securities or other property, valued for
this purpose as they are valued in computing each fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders
   that receive     securities or other property on redemption may
realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.
CAPITAL GAIN DISTRIBUTIONS. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.
   As of October 31, 1999, France Fund had a capital loss carryforward aggregating approximately $694,000. This loss carryforward, all of which will expire on October 31, 2006, is available to offset future capital gains.
   As of October 31, 1999, Germany Fund had a capital loss carryforward aggregating approximately $5,231,000. This loss carryforward, of which $2,136,000 and $3,095,000 will expire on October 31, 2006 and 2007, respectively, is available to offset future capital gains.
   As of October 31, 1999, United Kingdom Fund had a capital loss carryforward aggregating approximately $2,000. This loss carryforward, all of which will expire on October 31, 2007, is available to offset future capital gains.
RETURNS OF CAPITAL. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (69), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; and a Director of FDC. Abigail Johnson, Member of the Advisory Board of Fidelity Investment Trust, is Mr. Johnson's daughter.
ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Investment Trust (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.
J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste
   Management     Inc. (non-hazardous waste, 1993), CH2M Hill
Companies (engineering),    and Bonnevillle Pacific (independent
power     and petroleum    production    ). In addition, he is a
member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (67), Trustee. Mrs. Davis    is retired from Avon
Products, Inc. where she held various positions including Senior Vice
President of     Corporate Affairs    and Group Vice President of U.S.
sales, distribution, and manufacturing.     She is currently a
Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards,
Inc.   ,     Nabisco Brands, Inc.   , and Standard Brands, Inc.     In
addition, she is a member of the    Board of Directors of the
Southampton Hospital in Southampton, N.Y. (1998).
ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and
manufacturing), and TRW Inc.    (automotive, space, defense, and
information technology). Mr. Gates previously served as a director of Lucas Varity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and
Public Service at Texas A&M University (1999-2000).     Mr. Gates also
is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company.
He is a Director of TRW Inc.    (automotive, space, defense, and
information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel
products),     and RPM, Inc. (manufacturer of chemical products), and
he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995), and Cleveland-Cliffs Inc (mining   , 1985-1997    ), and
as a Trustee of First Union Real Estate Investments
(1986-1997)    . In addition, he serves as a Trustee of the Cleveland
Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director
of General Re Corporation (reinsurance, 1987-1998) and    as a
Director of     Valuation Research Corp. (appraisals and valuations,
1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven
Health Services Corp. (1998), a    Vice Chairman     of the Public
Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
   NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).
*PETER S. LYNCH (56), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (66), Trustee (1997), is the    Interim Chancellor
for the University of North Carolina at Chapel Hill. Previously he had
served from 1995 through 1998 as     Vice President of Finance for the
University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty
Corporation (holding company, 1984),    Duke-    Weeks    Realty
Corporation (real estate, 1994), Carolina Power and Light Company
(electric utility, 1996), the Kenan Transport    Company (trucking,
1996), and Dynatech Corporation (electronics, 1999).     Previously,
he was a Director of First American Corporation (bank holding company,
1979-1996). In addition, Mr. McCoy serve   d     as a member of the
Board of Visitors for the University of North Carolina at Chapel Hill
(1994   -1998    ) and    currently serves on the Board of Visitors
of     the Kenan-Flager Business School (University of North Carolina
at Chapel Hill, 1988).
GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory
services). Mr. McDonough is a Director    and Chairman of the
Board     of York International Corp. (air conditioning and
refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (66), Trustee (1993), is Chairman    Emeritus, of
Lexmark International, Inc. (office machines, 1991)    where he still
remains a member of the Board.     Prior to 1991, he held the
positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information
storage, 1997).    He is a Board member of Dynatech Corporation
(electronics, 1999).
*ROBERT C. POZEN (53), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a
Director    National Life Insurance Company of Vermont and American
Software, Inc. Mr. Williams was previously a Director     of ConAgra,
Inc. (agricultural products), Georgia Power Company (electric
utility), and    Avado    , Inc. (restaurants).
RICHARD A. SPILLANE, JR. (48), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
   ERIC D. ROITER (50), Secret    ary (1998), is Vice President (1998)
and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).
RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
JOHN H. COSTELLO (53), Assistant Treasurer, is an employee of FMR.
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.
COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Aggregate Compensation from
Advisory Board               France FundB                 Germany FundB                United Kingdom FundB
Edward C. Johnson 3d**       $ 0                          $ 0                          $ 0
Abigail P. Johnson**         $ 0                          $ 0                          $ 0
J. Gary Burkhead**           $ 0                          $ 0                          $ 0
Ralph F. Cox                 $ 4                          $ 8                          $ 2
Phyllis Burke Davis          $ 4                          $ 7                          $ 2
Robert M. Gates              $ 4                          $ 8                          $ 2
E. Bradley Jones             $ 4                          $ 8                          $ 2
Donald J. Kirk               $ 4                          $ 8                          $ 2
Ned C. Lautenbach***         $ 0                          $ 0                          $ 0
Peter S. Lynch**             $ 0                          $ 0                          $ 0
William O. McCoy             $ 4                          $ 8                          $ 2
Gerald C. McDonough          $ 5                          $ 9                          $ 3
Marvin L. Mann               $ 4                          $ 8                          $ 2
Robert C. Pozen**            $ 0                          $ 0                          $ 0
Thomas R. Williams           $ 4                          $ 8                          $ 2

Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*,A
Edward C. Johnson 3d**       $ 0
Abigail P. Johnson**         $ 0
J. Gary Burkhead**           $ 0
Ralph F. Cox                 $ 223,500
Phyllis Burke Davis          $ 220,500
Robert M. Gates              $ 223,500
E. Bradley Jones             $ 222,000
Donald J. Kirk               $ 226,500
Ned C. Lautenbach***         $ 0
Peter S. Lynch**             $ 0
William O. McCoy             $ 223,500
Gerald C. McDonough          $ 273,500
Marvin L. Mann               $ 220,500
Robert C. Pozen**            $ 0
Thomas R. Williams           $ 223,500

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.
** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.
   *** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.
B    Compensation figures include cash.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    October 31, 1999    , approximately    27.03    % of
   United Kingdom Fund's and 17.97% of France Fund's     total
outstanding shares    were     held by an FMR affiliate. FMR Corp. is
the ultimate parent company of this FMR affiliate. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 97, Mr. Edward C. Johnson 3d, President and Trustee of the fund, and Ms. Abigail P. Johnson, Member of the Advisory Board of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr.
Johnson 3d's and Ms. Johnson's deemed ownership of    United Kingdom
Fund's and France Fund's     shares, the Trustees, Members of the
Advisory Board, and officers of the funds owned, in the aggregate,
less than    1    % of each fund's total outstanding shares.
As of    October 31, 1999    , the following owned of record or
beneficially 5% or more (up to and including 25%) of each fund's outstanding shares:
France Fund: FMR Capital, Boston, MA (17.97%).
Germany Fund: Kohler Foundation Inc., Kohler, WI (9.25%).
United Kingdom Fund: FMR Capital, Boston, MA (27.03%).
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. CONTROL OF INVESTMENT ADVISERS
FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K., and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of FIIA, Fidelity Investments
Japan Limited    (FIJ), a    nd FIIA(U.K.)L. Edward C. Johnson 3d,
Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and
shareholder servicing agent, pricing and bookkeeping agent,    and the
costs associated with     securities lending, as applicable, each fund
pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management
contract, each    fund     pays FMR a monthly management fee which has
two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE                 EFFECTIVE ANNUAL FEE RATES
Average Group Assets  Annualized  Rate  Group Net Assets  Effective Annual Fee Rate
 0 - $3 billion       .5200%            $ 1 billion       .5200%
 3 - 6                .4900              50               .3823
 6 - 9                .4600              100              .3512
 9 - 12               .4300              150              .3371
 12 - 15              .4000              200              .3284
 15 - 18              .3850              250              .3219
 18 - 21              .3700              300              .3163
 21 - 24              .3600              350              .3113
 24 - 30              .3500              400              .3067
 30 - 36              .3450              450              .3024
 36 - 42              .3400              500              .2982
 42 - 48              .3350              550              .2942
 48 - 66              .3250              600              .2904
 66 - 84              .3200              650              .2870
 84 - 102             .3150              700              .2838
 102 - 138            .3100              750              .2809
 138 - 174            .3050              800              .2782
 174 - 210            .3000              850              .2756
 210 - 246            .2950              900              .2732
 246 - 282            .2900              950              .2710
 282 - 318            .2850              1,000            .2689
 318 - 354            .2800              1,050            .2669
 354 - 390            .2750              1,100            .2649
 390 - 426            .2700              1,150            .2631
 426 - 462            .2650              1,200            .2614
 462 - 498            .2600              1,250            .2597
 498 - 534            .2550              1,300            .2581
 534 - 587            .2500              1,350            .2566
 587 - 646            .2463              1,400            .2551
 646 - 711            .2426
 711 - 782            .2389
 782 - 860            .2352
 860 - 946            .2315
 946 - 1,041          .2278
 1,041 - 1,145        .2241
 1,145 - 1,260        .2204
 over    1,260        .2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   757     billion of group net assets - the approximate
level for October 1999 - was    0.2805    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   757     billion.
   Each fund's     individual fund fee rate is    0.45    %. Based on
the average group net assets of the funds advised by FMR for October 1999, each fund's annual management fee rate would be calculated as follows:

                     Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate
France Fund           0.2805%        +   0.45%                    =   0.7305%
Germany Fund          0.2805%        +   0.45%                    =   0.7305%
United Kingdom Fund   0.2805%        +   0.45%                    =   0.7305%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund                 Fiscal Years Ended October 31  Management Fees Paid to FMR
France Fund          1999                           $ 94,267
                     1998                           $ 91,019
                     1997                           $ 46,846
Germany Fund         1999                           $ 181,310
                     1998                           $ 173,896
                     1997                           $ 88,900
United Kingdom Fund  1999                           $ 49,300
                     1998                           $ 55,409
                     1997                           $ 38,193

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, securities
lending    costs    , brokerage commissions, and extraordinary
expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's returns, and repayment of the reimbursement by a fund will lower its returns.
FMR voluntarily agreed to reimburse    each     of the fund   s     if
and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its
average net assets. The table below show   s     the periods of
reimbursement and levels of expense limitations        for the
applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

                Periods of Expense Limitation                    Aggregate Operating Expense  Fiscal Year Ended October 31
                From To                                          Limitation
France Fund     November 1, 1998               October 31, 1999  2.0%                         1999
United Kingdom
Fund            November 1, 1998               October 31, 1999  2.0%                         1999
Name of Fund    Periods of Expense Limitation                    Aggregate Operating Expense  Fiscal Year Ended
                From To                                          Limitation
France          November 1, 1997               October 31, 1998  2.0%                         1998
United Kingdom  November 1, 1997               October 31, 1998  2.0%                         1998
Name of Fund    Periods of Expense Limitation                    Aggregate Operating Expense  Fiscal Year Ended
                From To                                          Limitation
France          November 1, 1996               October 31, 1997  2.0%                         1997
Germany         November 1, 1996               October 31, 1997  2.0%                         1997
United Kingdom  November 1, 1996               October 31, 1997  2.0%                         1997

                     Management Fee Before  Amount of  Management Fee
                     Reimbursement          Reimbursement
France Fund          $ 94,267               $ 94,267
United Kingdom Fund  $ 49,300               $ 49,300
Name of Fund         Management Fee Before  Amount of  Management Fee
                     Reimbursement          Reimbursement
France               $ 91,019               $ 77,473
United Kingdom       $ 55,409               $ 55,409
Name of Fund         Management Fee Before  Amount of  Management Fee
                     Reimbursement          Reimbursement
France               $ 46,846               $ 46,846
Germany              $ 88,900               $ 32,849
United Kingdom       $ 38,193               $ 38,193

SUB-ADVISERS. On behalf of each fund, FMR has entered into
sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L.
Pursuant to the sub-advisory agreements, FMR may receive    from the
sub-advisers     investment research    and advice on issuers
outside the United States    and FMR may grant the sub-advisers
investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
   Effective January 1, 2000, on behalf of each fund, FMR Far East will enter into a sub-advisory agreement with FIJ pursuant to which
FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).
For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet)    FMR Far East pays FIJ a fee equal to 100% of
FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
For investment advice and research services, no fees were paid to
   FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L     on behalf of
the funds for the past three fiscal years.
Currently, FIIA (U.K.)L is primarily responsible for choosing investments for France Fund, Germany Fund, and United Kingdom Fund.
For discretionary investment management and execution of portfolio
transactions, fees paid    to FIIA and F    IIA(U.K.)L, on behalf of
France Fund, Germany Fund, and United Kingdom Fund for the past three fiscal years are shown in the table below.
Fiscal Year Ended October 31  FIIA*     FIIA(U.K.)L
France Fund
1999                          $ 36,582  $ 11,874
1998                          $ 26,226  $ 19,283
1997                          $ 23,423  $ 12,702
Germany Fund
1999                          $ 75,075  $ 18,261
1998                          $ 46,455  $ 40,493
1997                          $ 44,450  $ 21,182
United Kingdom Fund
1999                          $ 20,159  $ 5,325
1998                          $ 19,389  $ 8,316
1997                          $ 19,096  $ 12,642
* Prior to August 1, 1999, FMR paid FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
DISTRIBUTION SERVICES
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
   Sales charge revenues collected by FDC for the fiscal year ended 1997 are shown in the table below.
                                                   Sales Charge Revenue
                     Fiscal Year Ended October 31  Amount Paid to FDC
France Fund          1997                          $ 15,163
Germany Fund         1997                          $ 53,819
United Kingdom Fund  1997                          $ 26,135
Sales charge revenues collected    and retained     by FDC for the
fiscal years    ended 1998 and 1999     are shown in the table below.

                                        Sales Charge Revenue
                     Fiscal Year Ended  Amount Paid to FDC    Amount Retained by FDC
France Fund          October 31,
                     1999               $ 18,605              $ 18,605
                     1998               $ 40,597              $ 40,597
Germany Fund         October 31,
                     1999               $ 52,463              $ 52,463
                     1998               $ 148,281             $ 148,137
United Kingdom Fund  October 31,
                     1999               $ 5,957               $ 5,957
                     1998               $ 18,402              $ 17,652

FDC may compensate intermediaries (such as banks, broker-dealers and other service-providers) that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.
TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.
The annual rates for pricing and bookkeeping services for the funds are 0.0550% of the first $500 million of average net assets, 0.0425% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                 1999      1998      1997
France Fund          $ 60,354  $ 60,217  $ 60,010
Germany Fund         $ 60,413  $ 60,342  $ 60,017
United Kingdom Fund  $ 60,031  $ 60,078  $ 60,007
For administering each fund's securities lending program, FSC    is
paid     based on the number and duration of individual securities
loans.
   For the fiscal years ended October 31, 1999, 1998, and 1997, the funds did not pay FSC for securities lending.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund are funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. Currently, there are 20 funds in Fidelity Investment Trust: Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Global Balanced Fund, Fidelity Hong Kong and China Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan
Small   er     Companies Fund, Fidelity Latin America Fund, Fidelity
Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity United Kingdom Fund, and Fidelity Worldwide Fund. The Trustees are permitted to create additional funds in the trusts.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds. SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston,
Massachusetts, is custodian of the assets of    each fund    .    The
    custodian is responsible for the safekeeping of a fund's assets
and    the appointment of any subcustodian banks and clearing
agencies.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of France Fund, Germany Fund, and United Kingdom Fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. P   ricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts     serves as independent accountant for ea   ch
fund    . The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended October 31, 1999, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Fidelity Investments, and Magellan are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.

SUPPLEMENT TO THE FIDELITY'S TARGETED INTERNATIONAL
EQUITY FUNDS
DECEMBER 29, 1999 PROSPECTUS

Effective the close of business on April 19, 2000, the funds will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on April 19, 2000.

PROPOSED REORGANIZATIONS. The Board of Trustees of Fidelity Investment Trust has unanimously approved Agreements and Plans of Reorganization ("Agreements") between Fidelity Europe Fund and Fidelity France Fund, Fidelity Europe Fund and Fidelity Germany Fund, and Fidelity Europe Fund and Fidelity United Kingdom Fund.

The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund by Fidelity Europe Fund solely in exchange for the number of shares of Fidelity Europe Fund equal in value to the relative net asset value of the outstanding shares of Fidelity France Fund, Fidelity Germany Fund or Fidelity United Kingdom Fund. Following such exchanges, Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund will distribute the Fidelity Europe Fund shares to their shareholders pro rata, in liquidation of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund as provided in the Agreements (the transactions contemplated by the Agreements referred to as the "Reorganizations").

The Reorganizations can be consummated only if, among other things, they are approved by a "majority of the outstanding voting securities" of the respective fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund will be held on July 19, 2000, and approval of the Agreements will be voted on at that time. In connection with the Meeting, Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund will be filing with the Securities and Exchange Commission and delivering to their shareholders of record a Proxy Statement describing the Reorganizations and a Prospectus for Fidelity Europe Fund

If the Agreements are approved at the Meeting and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to become effective on or about July 24, 2000 for Fidelity United Kingdom Fund, on or about July 26, 2000 for Fidelity Germany Fund and on or about July 28, 2000 for Fidelity France Fund. If shareholder approval of any Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event that Fidelity France Fund, Fidelity Germany Fund or Fidelity United Kingdom Fund shareholders fail to approve that fund's Agreement, that fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of that fund.




FIDELITY (LOGO)         FMR Corp. 82 Devonshire
INVESTMENTS(registered  Street Boston MA  02109-3614
trademark)              617-563-7000

                        January 29, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549
Attention:  File Room



Re:         Fidelity Investment Trust
            (the trust):

            Fidelity France Fund
            Fidelity Germany Fund
            Fidelity United Kingdom Fund
            (the funds)

            File Nos. 2-90649 and 811-4008

______________________________________________________________________

Ladies and Gentlemen:

 Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933 is a Supplement, dated January 29, 2000, to the fund's Prospectus, dated December 29, 1999.

        Very truly yours,







        /s/ A. Michael Primo
        A. Michael Primo

        Legal Department

 (2_FIDELITY_LOGOS)FIDELITY'S(REGISTERED TRADEMARK)
TARGETED INTERNATIONAL EQUITY
FUNDS
Fidelity Canada Fund
Fidelity Emerging Markets Fund
Fidelity Europe Fund
Fidelity Europe Capital Appreciation Fund
Fidelity Hong Kong and China Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Latin America Fund
Fidelity Nordic Fund
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1999
AND
PROSPECTUS
DATED DECEMBER 29, 1999
CONTENTS

MARKET RECAP                   A-4                       A REVIEW OF WHAT HAPPENED IN
                                                         WORLD MARKETS  DURING THE
                                                         PAST 12 MONTHS.
CANADA FUND                    A-5 A-6 A-7 A-8 A-12      PERFORMANCE FUND TALK: THE
                                                         MANAGERS' OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
EMERGING MARKETS FUND          A-14 A-15 A-16 A-17 A-20  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
EUROPE FUND                    A-22 A-23 A-24 A-25 A-28  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
EUROPE CAPITAL APPRECIATION    A-30 A-31 A-32 A-33 A-36  PERFORMANCE FUND TALK: THE
FUND                                                     MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
HONG KONG AND CHINA FUND       A-38 A-39 A-40 A-41 A-44  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
JAPAN FUND                     A-46 A-47 A-48 A-49 A-52  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
JAPAN SMALLER COMPANIES FUND   A-54 A-55 A-56 A-57 A-60  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
LATIN AMERICA FUND             A-62 A-63 A-64 A-65 A-67  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
NORDIC FUND                    A-69 A-70 A-71 A-72 A-74  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
PACIFIC BASIN FUND             A-76 A-77 A-78 A-79 A-83  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
SOUTHEAST ASIA FUND            A-85 A-86 A-87 A-88 A-91  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS
NOTES TO FINANCIAL STATEMENTS  A-93                      NOTES TO THE FINANCIAL
                                                         STATEMENTS
REPORT OF INDEPENDENT          A-97                      THE AUDITORS' OPINION
ACCOUNTANTS
INDEPENDENT AUDITORS' REPORT   A-98                      THE AUDITORS' OPINION
DISTRIBUTIONS                  A-99
PROSPECTUS                     P-1

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.
This report is printed on recycled paper using soy-based inks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S
PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS
STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF
FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH
VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER
CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH
VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND,
BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON
BEHALF OF ANY FIDELITY FUND.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR
MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE
YOU INVEST OR SEND MONEY.
MARKET RECAP
It took over 100 interest-rate cuts by central banks around the world to defuse the powder keg that characterized global equity markets 12 months ago. Those easings sparked a dramatic worldwide recovery and, in a few cases - particularly in the U.S. - were so powerful that some of the easings needed to be reversed. The bottom line, however, is that the world was a much better place to invest in at the conclusion of the 12 months ending October 31, 1999, than it was at the beginning of the period.
EUROPE: European markets offered mixed results over the past 12 months. In that time, the Morgan Stanley Capital International Europe
Index returned 12.79%. The U.K. posted the most impressive market returns, due in large part to the strength of the vibrant
telecommunications industry. Italy and Germany, meanwhile, lagged behind, mostly due to fears of higher interest rates. The weak performance of the euro - the new single currency of 11 European nations that was introduced January 1, 1999 - didn't help matters. An additional detriment was the subpar performance of many of Europe's largest pharmaceutical companies, which suffered due to non-compelling product introductions and slow revenue growth. On a positive note, cross-border consolidation played a significant role across the
European corporate landscape, as merger, acquisition and takeover bid announcements were almost daily occurrences.
EMERGING MARKETS: A year ago, the emerging markets' outlook was bleak. Currency problems were the norm for several regions, and market volatility reigned supreme. In the fall of 1999, however, the markets tell a different story. Over the past 12 months, the Morgan Stanley
Capital International Emerging Markets Free Index returned 44.63%.
Several factors contributed to this about-face, including lower interest rates and favorable export and trade data. Sentiment shifts were evident in markets such as Singapore, Thailand and especially
India, where the strong performance of technology stocks helped propel that market to phenomenal returns. Latin America was also a comeback story, as Brazil rebounded nicely from it currency devaluation in
January. Mexico, however, slipped over the past several months due to concerns about interest rates and fears of a potentially weaker peso.
JAPAN AND THE FAR EAST: For overseas investors, Japan was the place to be for the 12-month period that ended October 31, 1999. A renewed emphasis on corporate restructuring and shareholder
 Standard & Poor's 500 Index(registered trademark) Morgan Stanley
Capital International Europe, Australasia, Far East Index
 * YEAR TO DATE THROUGH OCTOBER 31, 1999.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
Row: 16, Col: 1, Value: 21.99
Row: 16, Col: 2, Value: -30.99
Row: 17, Col: 1, Value: 25.67
Row: 17, Col: 2, Value: 44.63
%
value - combined with the Japanese government's willingness to create more of a free-enterprise market system - proved successful. For the period, the Morgan Stanley Capital International Japan Index returned
58.40% and Japan's TOPIX Index returned 69.97%. Other Asian markets also received a vicarious boost from Japan: Technology-driven markets such as South Korea and Taiwan performed well, as worldwide demand for personal computers translated into positive gains for semiconductor manufacturers.
U.S. AND CANADA: The U.S. equity market produced solid returns for the
12 months ending October 31, 1999. The Dow Jones Industrial Average returned 26.84%, while the Standard & Poor's 500 Index - a popular gauge of U.S. stock market performance - returned 25.67%. Early on, the Federal Reserve Board tried to stabilize the impact of shaky global markets on the U.S. by lowering interest rates. In response, the Dow hit the 10,000 level for the first time in March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears. In June and again in August, the Fed raised rates and the market sold off throughout the third quarter as investors anticipated additional increases. In the end, technology stocks were the clear winners as the NASDAQ Index reeled off a healthy 67.98% return. While Canadian equity markets didn't get nearly the attention of their neighbors to the south, their performance was nearly as loud, as the Toronto Stock Exchange (TSE)
300 returned 24.49%.
BONDS: With few exceptions, bond performance either fell flat or dropped into negative territory for the 12-month period. Concerns about inflation, higher interest rates and the solid performance of world equity markets posed the major threats to fixed-income instruments. For the period, the Lehman Brothers Aggregate Bond Index
- - a widely followed measure of taxable bond performance - posted a total return of 0.53%. U.S. Treasuries gave back all of their flight-to-quality gains - and then some - captured during the fall of
1998, as the Lehman Brothers Long-Term Government Index returned
- -6.10%. Meanwhile, the Lehman Brothers Corporate Bond Index returned
0.61%, and the Salomon Brothers Non-U.S. World Government Bond Index
fell 2.96%. There were a few bright spots, however. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 5.61% during the 12-month period, while the JP Morgan
Emerging Markets Bond Index Plus returned 19.98%.
CANADA
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY CANADA                    21.71%       32.46%        75.48%
FIDELITY CANADA   (INCL.           18.06%       28.49%        70.21%
3.00% SALES CHARGE)
Toronto Stock Exchange 300         24.49%       71.01%        90.74%
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5%
return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the
Toronto Stock Exchange 300 Index - a market capitalization-weighted index of 300 stocks traded in the Canadian market.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY CANADA                  21.71%       5.78%         5.78%
FIDELITY CANADA  (INCL. 3.00%    18.06%       5.14%         5.46%
SALES CHARGE)
Toronto Stock Exchange 300       24.49%       11.33%        6.67%
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Canada                      Toronto Stck Exchange 300
             00309                       DR001
  1989/10/31       9700.00                    10000.00
  1989/11/30       9756.50                    10159.22
  1989/12/31      10037.62                    10324.90
  1990/01/31       9223.58                     9424.68
  1990/02/28       9276.10                     9359.48
  1990/03/31       9433.66                     9455.51
  1990/04/30       8980.68                     8737.68
  1990/05/31       9571.52                     9333.01
  1990/06/30       9794.72                     9349.17
  1990/07/31       9873.50                     9509.40
  1990/08/31       9302.36                     8934.09
  1990/09/30       9151.37                     8477.35
  1990/10/31       8908.47                     8200.27
  1990/11/30       9197.32                     8429.18
  1990/12/31       9486.31                     8795.12
  1991/01/31       9528.38                     8829.55
  1991/02/28      10404.79                     9477.95
  1991/03/31      10860.53                     9541.18
  1991/04/30      10944.66                     9531.07
  1991/05/31      11428.44                     9854.44
  1991/06/30      11442.47                     9705.74
  1991/07/31      11407.41                     9847.86
  1991/08/31      11309.25                     9892.63
  1991/09/30      10930.64                     9650.41
  1991/10/31      11414.42                    10105.50
  1991/11/30      10986.73                     9840.20
  1991/12/31      11163.87                     9887.67
  1992/01/31      11365.09                     9974.34
  1992/02/29      11432.16                     9894.96
  1992/03/31      11111.71                     9411.08
  1992/04/30      10977.56                     9243.88
  1992/05/31      11074.44                     9269.83
  1992/06/30      11014.82                     9349.10
  1992/07/31      11298.02                     9627.16
  1992/08/31      11126.61                     9455.05
  1992/09/30      10649.65                     8822.25
  1992/10/31      10604.93                     8990.55
  1992/11/30      10575.12                     8539.60
  1992/12/31      10843.45                     8860.34
  1993/01/31      10783.74                     8774.65
  1993/02/28      11455.40                     9307.37
  1993/03/31      12082.27                     9688.00
  1993/04/30      12395.71                    10096.02
  1993/05/31      12567.35                    10386.52
  1993/06/30      13209.15                    10550.83
  1993/07/31      12731.53                    10540.89
  1993/08/31      13052.43                    10733.31
  1993/09/30      12410.63                    10272.23
  1993/10/31      13298.71                    11074.49
  1993/11/30      12992.73                    10775.49
  1993/12/31      13605.37                    11293.69
  1994/01/31      14203.74                    11846.66
  1994/02/28      13597.89                    11353.63
  1994/03/31      13096.76                    10870.93
  1994/04/30      12999.52                    10730.42
  1994/05/31      13059.36                    10905.92
  1994/06/30      12341.32                    10172.05
  1994/07/31      12580.67                    10546.58
  1994/08/31      13051.88                    11125.63
  1994/09/30      13119.20                    11389.67
  1994/10/31      12849.93                    11154.22
  1994/11/30      11914.98                    10485.90
  1994/12/31      11974.87                    10629.22
  1995/01/31      11136.63                    10105.92
  1995/02/28      11593.17                    10524.37
  1995/03/31      12319.14                    10967.82
  1995/04/30      12693.36                    11237.54
  1995/05/31      13090.03                    11586.11
  1995/06/30      13269.65                    11806.79
  1995/07/31      13726.19                    12120.11
  1995/08/31      13554.05                    12061.93
  1995/09/30      13748.64                    12152.36
  1995/10/31      13134.93                    11947.51
  1995/11/30      13673.80                    12365.14
  1995/12/31      14297.01                    12508.62
  1996/01/31      14537.55                    13108.50
  1996/02/29      14665.34                    13068.17
  1996/03/31      14890.84                    13310.89
  1996/04/30      15176.48                    13764.21
  1996/05/31      15537.29                    13989.05
  1996/06/30      15033.66                    13540.33
  1996/07/31      14597.69                    13134.36
  1996/08/31      15221.58                    13791.92
  1996/09/30      15635.01                    14288.60
  1996/10/31      16416.76                    15399.92
  1996/11/30      16890.32                    16439.48
  1996/12/31      16578.45                    15978.23
  1997/01/31      17886.28                    16775.75
  1997/02/28      17444.07                    16671.02
  1997/03/31      16258.55                    15687.99
  1997/04/30      16371.45                    15889.10
  1997/05/31      17848.65                    17231.50
  1997/06/30      17538.16                    17404.21
  1997/07/31      18356.73                    18622.78
  1997/08/31      17660.47                    17803.01
  1997/09/30      18845.99                    19083.93
  1997/10/31      17763.97                    18200.38
  1997/11/30      16964.21                    17157.35
  1997/12/31      17592.76                    17617.02
  1998/01/31      17220.26                    17318.57
  1998/02/28      18124.91                    18763.82
  1998/03/31      18933.77                    20089.25
  1998/04/30      19433.99                    20226.97
  1998/05/31      18752.84                    19694.03
  1998/06/30      18284.55                    19012.78
  1998/07/31      16453.97                    17379.64
  1998/08/31      12739.59                    13383.85
  1998/09/30      13144.02                    13949.53
  1998/10/31      13984.81                    15321.62
  1998/11/30      14282.81                    15776.71
  1998/12/31      14967.35                    16194.35
  1999/01/31      15876.74                    17026.62
  1999/02/28      14913.86                    16025.29
  1999/03/31      15363.20                    16776.29
  1999/04/30      16112.11                    18481.96
  1999/05/31      15759.05                    17851.21
  1999/06/30      16358.17                    18454.60
  1999/07/31      16154.90                    18118.01
  1999/08/31      15812.54                    18020.73
  1999/09/30      15983.72                    18320.90
  1999/10/29      17021.49                    19074.48
IMATRL PRASUN   SHR__CHT 19991031 19991129 085908 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on October 31, 1989, and the current
3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $17,021 - a 70.21%
increase on the initial investment. For comparison, look at how the
Toronto Stock Exchange 300 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,074 - a 90.74% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
CANADA
FUND TALK: THE MANAGERS' OVERVIEW
NOTE TO SHAREHOLDERS: On October 1, 1999, Stephen Binder (right)
became Portfolio Manager of Fidelity Canada Fund. The following is an interview with Robert Haber, who managed the fund during most of the period covered by this report, with comments from Stephen Binder on his outlook.
Q. HOW DID THE FUND PERFORM, ROBERT?
R.H. For the 12 months that ended October 31, 1999, the fund had a total return of 21.71%. In comparison, the Toronto Stock Exchange
(TSE) 300 returned 24.49% during the same period.
Q. WHY DID THE FUND TRAIL ITS BENCHMARK DURING THE PAST 12 MONTHS?
R.H. The real story behind why the fund fell short of its benchmark over the past 12 months had a lot to do with our relative
underweighting of Nortel Networks. Nortel, a global communications equipment concern, soared during the period, nearly tripling in price.
My strategy for much of the period was to gain exposure to Nortel through the fund's market weighting in BCE - a diversified
telecommunications company, and incidentally, the largest company in
Canada - which owns about 41% of Nortel, and was selling at a more attractive valuation. Regrettably, this strategy failed me during the sharp rise in Nortel's share price as the period progressed. At the same time, the broader market, as reflected in the TSE 300, saw Nortel and BCE ascend to 13% and 9%, respectively, of the index. On the other side of the Nortel equation, BCE was trading at a wider discount to the aggregate value of its underlying businesses than it had previously. Simply put, BCE could not keep up with Nortel in terms of share price, and the fund was inadequately compensated because of it.
We added to the fund's position in Nortel during the period, but we simply didn't add it fast enough to make up for the fund's lost performance versus the benchmark.
Q. BESIDES THE NORTEL STORY, WHAT ELSE INFLUENCED PERFORMANCE?
R.H. Overall, the fund's gains from strong stock picking within oil, gas, industrial products and merchandising were tempered by
disappointing performance from several holdings in the financial services and precious metals sectors. On the other hand, it's important to note that while we were losing by underweighting Nortel, we were winning elsewhere with technology names such as JDS Uniphase and Celestica. The fund also benefited from its modest underweighting in finance during the period on the back of rising interest rates. The fund was rewarded, however, for holding on to some of the better banking names such as Toronto Dominion, which had a strong period.
Amid a sharp recovery in cyclicals - or, economically sensitive stocks such as paper and base metals - during the first two-thirds of the period, the fund's underweighting in many of the natural resource sectors relative to the benchmark detracted from performance.
Q. WHICH STOCKS CONTRIBUTED TO THE FUND'S RETURNS?
R.H. BCE continued to benefit from its rich collection of
telecommunications, media and technology assets. Investors rallied around Nortel and its contributions to further developing the
Internet's infrastructure. JDS Fitel, a maker of fiber-optic communications products, also benefited from the race for higher bandwidth - or, speed of data transfer - rising even further after merging into JDS Uniphase in the summer. Toronto Dominion Bank performed well relative to other banks, riding the success of its online discount brokerage division. Information technology systems solutions provider CGI Group also added meaningfully to performance during the 12-month period. The fund no longer held CGI Group at the close of the period.
Q. WHICH STOCKS WERE A DRAG ON PERFORMANCE?
R.H. Barrick Gold suffered during a generally poor period for gold.
Bank of Nova Scotia fell, as most banks did during the period, on concerns over rising interest rates. Insurance carrier Great West
Life's shares traded lower in response to weakened fundamentals and the overall downtrend in the financial services sector. I sold off the fund's position in Great West Life during the period.
Q. TURNING TO YOU, STEPHEN, WHAT'S YOUR OUTLOOK?
S.B. I'm optimistic in general about the Canadian equity market. The
Toronto market has rebounded quite nicely from the sharp decline of last autumn, and, in my opinion, has yet to reach its high. The overall economy is doing well, and interest rates, although higher, aren't at hostile levels. I feel that as world economies continue to improve and demand picks up steam, Canada, as a natural resource-based economy, should reap the rewards. I will continue to pursue only the best stocks within each industry, adding value from the bottom up, in lieu of making massive top-down sector bets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
FUND FACTS
GOAL: long-term growth by investing
mainly in equity securities of Canadian issuers
FUND NUMBER: 309
TRADING SYMBOL: FICDX
START DATE: November 17, 1987
SIZE: as of October 31, 1999, more than
$43 million
MANAGER: Stephen Binder, since October
1999; associate portfolio manager, Fidelity
Canada Fund, 1998-1999; manager, various
Fidelity Select Portfolios, 1990-1997;
research analyst, 1989-present; joined
Fidelity in 1989
(checkmark)
CANADA
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
United States 8.1%
Row: 1, Col: 1, Value: 91.90000000000001
Row: 1, Col: 2, Value: 8.1
Canada 91.9%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 15.5%
Row: 1, Col: 1, Value: 84.5
Row: 1, Col: 2, Value: 15.5
Canada 84.5%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                     MONTHS AGO
Stocks                        97.3                    92.4
Short-Term Investments and    2.7                     7.6
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO
BCE, Inc.  (Telephone Services)   13.9                    11.5
Nortel Networks Corp.             8.0                     1.8
(Communications Equipment)
Toronto Dominion Bank  (Banks)    4.4                     5.1
Seagram Co. Ltd.  (Beverages)     3.6                     2.0
Bank of Nova Scotia  (Banks)      2.7                     4.0
JDS Uniphase Canada Ltd.          2.3                     2.0
(Electronic Instruments)
Rogers Communications, Inc.       2.2                     0.0
Class B (non-vtg.) (Cellular)
Canadian Pacific Ltd.             2.0                     0.5
(Railroads)
Bombardier, Inc. Class B          1.9                     2.7
(Aerospace & Defense)
Barrick Gold Corp.                1.9                     1.1
(Precious Metals)
                                  42.9                    30.7
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO
UTILITIES                         19.5                    19.7
TECHNOLOGY                        14.6                    7.4
FINANCE                           12.8                    16.7
BASIC INDUSTRIES                  11.0                    5.5
ENERGY                            9.4                     10.2
NONDURABLES                       6.0                     6.2
TRANSPORTATION                    4.4                     4.3
MEDIA & LEISURE                   4.2                     6.5
PRECIOUS METALS                   3.8                     3.2
RETAIL & WHOLESALE                3.6                     1.0

CANADA
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 97.3%
                                 SHARES                    VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.0%
Bombardier, Inc. Class B          46,600                   $ 821,682
Textron, Inc.                     770                       59,434
                                                            881,116
BASIC INDUSTRIES - 11.0%
CHEMICALS & PLASTICS - 2.8%
Intertape Polymer Group, Inc.     14,600                    394,340
NOVA Chemicals Corp.              41,300                    812,418
                                                            1,206,758
IRON & STEEL - 0.8%
Dofasco, Inc.                     10,000                    178,365
Stelco, Inc. Series A             26,600                    171,706
                                                            350,071
METALS & MINING - 4.5%
Alcan Aluminium Ltd.              6,050                     198,351
Breakwater Resources Ltd. (a)     140,000                   299,653
Falconbridge Ltd.                 44,440                    658,281
Inco Ltd.                         40,200                    808,534
Phelps Dodge Corp.                370                       20,859
                                                            1,985,678
PACKAGING & CONTAINERS - 0.0%
Gaylord Container Corp. Class     1,960                     11,025
A (a)
PAPER & FOREST PRODUCTS - 2.9%
Abitibi-Consolidated, Inc.        16,800                    204,335
Boise Cascade Corp.               840                       29,925
Canfor Corp. (a)                  12,600                    109,588
Domtar, Inc.                      59,200                    714,004
Smurfit-Stone Container Corp.     2,485                     53,738
(a)
Tembec, Inc. Class A (a)          13,800                    138,309
                                                            1,249,899
TOTAL BASIC INDUSTRIES                                      4,803,431
CONSTRUCTION & REAL ESTATE -
0.7%
BUILDING MATERIALS - 0.6%
Richelieu Hardware Ltd. (a)       27,000                    194,469
United Dominion Industries        3,400                     73,928
Ltd.
                                                            268,397
CONSTRUCTION - 0.1%
Lennar Corp.                      1,990                     32,711
ENGINEERING - 0.0%
PerkinElmer, Inc.                 130                       5,306
TOTAL CONSTRUCTION & REAL                                   306,414
ESTATE
DURABLES - 1.3%
AUTOS, TIRES, & ACCESSORIES -
0.8%
Airboss of America Corp. (a)      69,100                    206,591
                                 SHARES                    VALUE (NOTE 1)
Canadian Tire Corp. Ltd.          3,900                    $ 93,015
Series A
Navistar International Corp.      800                       33,350
(a)
                                                            332,956
CONSUMER ELECTRONICS - 0.0%
Maytag Corp.                      300                       12,019
TEXTILES & APPAREL - 0.5%
Gildan Activewear, Inc. Class     11,800                    224,938
A (a)
TOTAL DURABLES                                              569,913
ENERGY - 9.4%
ENERGY SERVICES - 1.4%
Bonus Resource Services Corp.     43,200                    70,449
(a)
Ensign Resource Service           19,700                    412,954
Group, Inc.
Halliburton Co.                   173                       6,520
Peak Energy Services Ltd. (a)     36,000                    51,369
Plains Energy Services Ltd.       11,400                    69,715
(a)
Weatherford International,        100                       3,388
Inc. (a)
                                                            614,395
OIL & GAS - 8.0%
Alberta Energy Co. Ltd.           5,800                     179,316
Bellator Exploration, Inc. (a)    134,200                   162,313
Bonavista Petroleum Ltd. (a)      16,200                    183,828
Canadian Hunter Exploration       12,500                    203,846
Ltd.
Canadian Natural Resources        12,400                    272,990
Ltd. (a)
Crestar Energy, Inc. (a)          44,200                    570,633
Merit Energy Ltd. (a)             35,400                    38,486
Ocean Energy, Inc. (a)            1,000                     9,188
Poco Petroleums Ltd. (a)          10,600                    94,353
Post Energy Corp. (a)             18,800                    89,420
Rio Alto Exploration Ltd. (a)     42,500                    626,656
Santa Fe Snyder Corp. (a)         2,421                     20,881
Storm Energy, Inc. (a)            20,500                    31,341
Suncor Energy, Inc.               20,800                    799,946
Swift Energy Co. (a)              693                       7,190
Talisman Energy, Inc. (a)         6,800                     179,507
Triton Energy Ltd. (a)            2,500                     41,406
                                                            3,511,300
TOTAL ENERGY                                                4,125,695
FINANCE - 12.8%
BANKS - 9.8%
Bank of Montreal                  10,500                    404,175
Bank of Nova Scotia               50,500                    1,152,952
Royal Bank of Canada              18,400                    793,287
Toronto Dominion Bank             84,600                    1,940,103
                                                            4,290,517
CREDIT & OTHER FINANCE - 0.2%
Home Capital Group Class B        10,000                    27,044
(sub-vtg.)
Providian Financial Corp.         697                       75,973
                                                            103,017
COMMON STOCKS - CONTINUED
                                 SHARES                    VALUE (NOTE 1)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 0.2%
Freddie Mac                       1,550                    $ 83,797
INSURANCE - 1.1%
Canada Life Financial Corp.       15,200                    199,851
(a)
Clarica Life Insurance Co.        12,700                    205,382
MGIC Investment Corp.             1,450                     86,638
                                                            491,871
SECURITIES INDUSTRY - 1.5%
AGF Management Ltd. Class B       4,000                     58,436
Lehman Brothers Holdings,         940                       69,266
Inc.
Mackenzie Financial Corp.         19,200                    226,350
Schwab (Charles) Corp.            2,020                     78,654
Trimark Financial Corp.           16,000                    201,128
                                                            633,834
TOTAL FINANCE                                               5,603,036
HEALTH - 2.4%
DRUGS & PHARMACEUTICALS - 2.3%
Amgen, Inc. (a)                   360                       28,710
Biovail Corp. International       10,400                    574,873
(a)
Medimmune, Inc. (a)               350                       39,200
Millennium Pharmaceuticals,       600                       42,075
Inc. (a)
QLT PhotoTherapeutics, Inc.       7,400                     312,251
(a)
                                                            997,109
MEDICAL EQUIPMENT & SUPPLIES
- - 0.1%
VISX, Inc. (a)                    710                       44,419
MEDICAL FACILITIES MANAGEMENT
- - 0.0%
Syncor International Corp. (a)    380                       13,918
TOTAL HEALTH                                                1,055,446
INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%
ELECTRICAL EQUIPMENT - 1.4%
Research in Motion Ltd. (a)       3,200                     99,259
Teklogix International, Inc.      30,500                    507,746
(a)
                                                            607,005
POLLUTION CONTROL - 0.1%
Bennett Environmental, Inc.       7,100                     48,244
(a)
Tetra Tech, Inc. (a)              1,000                     15,875
                                                            64,119
TOTAL INDUSTRIAL MACHINERY &                                671,124
EQUIPMENT
MEDIA & LEISURE - 4.2%
BROADCASTING - 1.6%
AMFM, Inc. (a)                    2,433                     170,310
Cogeco Cable, Inc.                13,000                    192,125
Cogeco, Inc. (sub. vtg.)          11,600                    169,464
Comcast Corp. Class A             2,270                     95,624
(special)
                                 SHARES                    VALUE (NOTE 1)
CTC Communications Group,         400                      $ 7,050
Inc. (a)
Time Warner, Inc.                 420                       29,269
USA Networks, Inc. (a)            40                        1,803
                                                            665,645
ENTERTAINMENT - 0.5%
Cinar Films, Inc. Class B         12,400                    215,450
(sub. vtg.) (a)
LODGING & GAMING - 0.0%
WMS Industries, Inc. (a)          1,000                     13,563
PUBLISHING - 1.8%
Thomson Corp.                     27,400                    800,571
RESTAURANTS - 0.3%
Sportscene Restaurants, Inc.      20,000                    110,077
Class A
TOTAL MEDIA & LEISURE                                       1,805,306
NONDURABLES - 6.0%
BEVERAGES - 4.1%
Molson, Inc. Class A              11,500                    214,888
Seagram Co. Ltd.                  32,000                    1,586,193
                                                            1,801,081
FOODS - 0.5%
Maple Leaf Foods, Inc.            20,600                    195,964
TOBACCO - 1.4%
Imasco Ltd.                       22,900                    614,629
TOTAL NONDURABLES                                           2,611,674
PRECIOUS METALS - 3.8%
Barrick Gold Corp.                44,500                    817,915
Franco Nevada Mining Corp.        19,256                    357,198
Ltd.
Meridian Gold, Inc. (a)           5,000                     36,183
Placer Dome, Inc.                 27,500                    345,689
Stillwater Mining Co. (a)         430                       8,654
Teck Corp. Class B (sub-vtg.)     10,040                    92,780
                                                            1,658,419
RETAIL & WHOLESALE - 3.6%
APPAREL STORES - 0.0%
Suzy Shier Ltd. (sub-vtg.)        300                       897
DRUG STORES - 0.3%
Jean Coutu Group, Inc. Class A    6,200                     133,125
GROCERY STORES - 3.0%
Empire Co. Ltd. Class A           10,000                    198,410
(non-vtg.)
Loblaw Companies Ltd.             13,900                    323,959
Onex Corp.                        42,500                    801,369
                                                            1,323,738
COMMON STOCKS - CONTINUED
                                 SHARES                    VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE,
MISCELLANEOUS - 0.3%
Forzani Group Ltd. (a)            24,900                   $ 70,215
Home Depot, Inc.                  400                       30,200
                                                            100,415
TOTAL RETAIL & WHOLESALE                                    1,558,175
SERVICES - 0.1%
Ecolab, Inc.                      1,600                     54,100
TECHNOLOGY - 14.6%
COMMUNICATIONS EQUIPMENT - 8.3%
Jabil Circuit, Inc. (a)           2,190                     114,428
Nortel Networks Corp.             57,300                    3,525,525
                                                            3,639,953
COMPUTER SERVICES & SOFTWARE
- - 0.5%
Affymetrix, Inc. (a)              500                       44,063
Commerce One, Inc.                380                       65,075
Electronics for Imaging, Inc.     1,900                     76,594
(a)
                                                            185,732
COMPUTERS & OFFICE EQUIPMENT
- - 0.4%
Adaptec, Inc. (a)                 1,500                     67,500
Comverse Technology, Inc. (a)     970                       110,095
ScanSource, Inc. (a)              210                       7,114
                                                            184,709
ELECTRONIC INSTRUMENTS - 2.3%
JDS Uniphase Canada Ltd. (a)      6,090                     1,014,241
ELECTRONICS - 3.1%
Altera Corp. (a)                  800                       38,900
C-Mac Industries, Inc. (a)        20,400                    647,333
Celestica, Inc. (sub-vtg.) (a)    11,500                    632,941
Micron Technology, Inc. (a)       470                       33,517
                                                            1,352,691
TOTAL TECHNOLOGY                                            6,377,326
TRANSPORTATION - 4.4%
AIR TRANSPORTATION - 0.3%
Air Canada, Inc. (a)              13,200                    98,213
Preview Travel, Inc. (a)          200                       6,100
SkyWest, Inc.                     1,210                     30,023
                                                            134,336
RAILROADS - 3.3%
Canadian National Railway Co.     18,300                    555,205
Canadian Pacific Ltd.             38,000                    888,225
                                                            1,443,430
                                 SHARES                    VALUE (NOTE 1)
TRUCKING & FREIGHT - 0.8%
Laidlaw, Inc.                     55,800                   $ 345,030
Vitran Corp., Inc. Class A        4,600                     25,005
                                                            370,035
TOTAL TRANSPORTATION                                        1,947,801
UTILITIES - 19.5%
CELLULAR - 2.5%
ALLTEL Corp.                      450                       37,463
Nextel Communications, Inc.       1,080                     93,083
Class A (a)
Rogers Communications, Inc.       47,200                    955,738
Class B (non-vtg.) (a)
                                                            1,086,284
ELECTRIC UTILITY - 0.1%
PG&E Corp.                        1,524                     34,957
GAS - 1.8%
ATCO Ltd. Class I (non-vtg.)      16,000                    413,128
Enbridge, Inc.                    18,050                    388,792
                                                            801,920
TELEPHONE SERVICES - 15.1%
Aliant, Inc.                      12,500                    188,133
AT&T Corp.                        920                       43,010
BCE, Inc.                         100,900                   6,074,422
GST Telecommunications, Inc.      22,000                    148,500
(a)
MCI WorldCom, Inc. (a)            544                       46,682
McLeodUSA, Inc. Class A (a)       900                       40,163
OCI Communications, Inc.          2,600                     21,200
Class B (non-vtg.) (a)
Time Warner Telecom, Inc.         350                       8,816
WinStar Communications, Inc.      1,586                     61,557
(a)
                                                            6,632,483
TOTAL UTILITIES                                             8,555,644
TOTAL COMMON STOCKS                           42,584,620
(Cost $36,461,570)
CASH EQUIVALENTS - 13.5%
Central Cash Collateral Fund,     4,739,858                 4,739,858
5.26% (b)
Taxable Central Cash Fund,        1,182,892                 1,182,892
5.21% (b)
TOTAL CASH EQUIVALENTS                        5,922,750
(Cost $5,922,750)
TOTAL INVESTMENT PORTFOLIO -                                48,507,370
110.8%
(Cost $42,384,320)
NET OTHER ASSETS - (10.8)%                                  (4,737,107)
NET ASSETS - 100%                            $ 43,770,263
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $119,501,071 and $130,940,783, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $1,962 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $4,652,401. The fund received cash collateral of $4,739,858 which was invested in investments.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $42,633,180. Net unrealized appreciation aggregated $5,874,190, of which $7,598,874 related to appreciated investment securities and $1,724,684 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $4,511,000, all of which will expire on October 31,
2006.
CANADA
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at               $ 48,507,370
value  (cost $42,384,320) -
See accompanying schedule
Foreign currency held at                    24,884
value  (cost $24,884)
Receivable for investments                  966,378
sold
Receivable for fund shares                  138,884
sold
Dividends receivable                        30,824
Interest receivable                         3,865
Redemption fees receivable                  4
Other receivables                           24,514
 TOTAL ASSETS                               49,696,723
LIABILITIES
Payable to custodian bank      $ 722
Payable for investments         1,033,844
purchased
Payable for fund shares         83,181
redeemed
Accrued management fee          11,563
Other payables and accrued      57,292
expenses
Collateral on securities        4,739,858
loaned,  at value
 TOTAL LIABILITIES                          5,926,460
NET ASSETS                                 $ 43,770,263
Net Assets consist of:
Paid in capital                            $ 42,289,681
Undistributed net investment                66,029
income
Accumulated undistributed net               (4,707,628)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                 6,122,181
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 2,751,390                  $ 43,770,263
shares outstanding
NET ASSET VALUE and                         $15.91
redemption price per share
($43,770,263 (divided by)
2,751,390 shares)
Maximum offering price per                  $16.40
share (100/97.00 of $15.91)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                            $ 482,519
Dividends
Interest                                      179,970
Security lending                              4,469
                                              666,958
Less foreign taxes withheld                   (69,946)
 TOTAL INCOME                                 597,012
EXPENSES
Management fee Basic fee         $ 332,751
 Performance adjustment           (189,641)
Transfer agent fees               175,967
Accounting and security           60,507
lending fees
Custodian fees and expenses       114,267
Registration fees                 17,666
Audit                             39,678
Legal                             285
 Total expenses before            551,480
reductions
 Expense reductions               (71,154)    480,326
NET INVESTMENT INCOME                         116,686
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            3,288,483
 Foreign currency transactions    32,769      3,321,252
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            5,468,716
 Assets and liabilities in        (1,633)     5,467,083
foreign currencies
NET GAIN (LOSS)                               8,788,335
NET INCREASE (DECREASE) IN                   $ 8,905,021
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                      $ 15,360
charges paid to FDC
 Sales charges - Retained by                 $ 15,360
FDC
 Deferred sales charges                      $ 3,145
withheld   by FDC
 Expense Reductions                          $ 71,154
  Directed brokerage
arrangements
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 116,686                    $ 412,429
income
 Net realized gain (loss)         3,321,252                    (7,161,849)
 Change in net unrealized         5,467,083                    (7,122,677)
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       8,905,021                    (13,872,097)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (248,416)                    (246,908)
From net investment income
 From net realized gain           -                            (10,106,122)
 TOTAL DISTRIBUTIONS              (248,416)                    (10,353,030)
Share transactions Net            10,888,952                   7,142,290
proceeds from sales of shares
 Reinvestment of distributions    237,716                      10,182,688
 Cost of shares redeemed          (23,488,113)                 (42,155,827)
 NET INCREASE (DECREASE) IN       (12,361,445)                 (24,830,849)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   53,318                       20,258
  TOTAL INCREASE (DECREASE)       (3,651,522)                  (49,035,718)
IN NET ASSETS
NET ASSETS
 Beginning of period              47,421,785                   96,457,503
 End of period (including        $ 43,770,263                 $ 47,421,785
undistributed net investment
income of $66,029 and
$352,447, respectively)
OTHER INFORMATION
Shares
 Sold                             743,930                      449,694
 Issued in reinvestment of        17,767                       627,013
distributions
 Redeemed                         (1,618,570)                  (2,578,744)
 Net increase (decrease)          (856,873)                    (1,502,037)

FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999      1998       1997      1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 13.14   $ 18.88    $ 21.84   $ 17.55    $ 17.18
period
Income from Investment
Operations
Net investment income             .04 C     .09 C      .03 C     .08 C      .05
Net realized and unrealized       2.78      (3.70)     1.39      4.27       .33
gain (loss)
Total from investment             2.82      (3.61)     1.42      4.35       .38
operations
Less Distributions
 From net investment income       (.07)     (.05)      (.13)     (.08)      (.01)
From net realized gain            -         (2.08)     (4.29)    -          -
Total distributions               (.07)     (2.13)     (4.42)    (.08)      (.01)
Redemption fees added to paid     .02       -          .04       .02        -
in capital
Net asset value, end of period   $ 15.91   $ 13.14    $ 18.88   $ 21.84    $ 17.55
TOTAL RETURN A, B                 21.71%    (21.27)%   8.21%     24.99%     2.22%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 43,770  $ 47,422   $ 96,458  $ 129,671  $ 326,763
(000 omitted)
Ratio of expenses to average      1.22%     .94%       .93%      1.01%      1.09% D
net assets
Ratio of expenses to average      1.06% E   .80% E     .92% E    .98% E     1.08% E
net assets after expense
reductions
Ratio of net investment           .26%      .57%       .18%      .40%       .26%
income to average net assets
Portfolio turnover rate           286%      215%       139%      139%       75%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

EMERGING MARKETS
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY EMERGING MARKETS          38.72%       -48.41%       4.38%
FIDELITY EMERGING MARKETS          34.56%       -49.95%       1.25%
(INCL. 3.00% SALES CHARGE)
MSCI Emerging   Markets Free       44.63%       -21.63%       157.20%
Emerging Markets   Funds           35.76%       -18.36%       n/a
Average
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of October 31, 1999, the index included over 800 equity securities of companies domiciled in 25 countries. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 179 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY EMERGING MARKETS        38.72%       -12.40%       0.48%
FIDELITY EMERGING MARKETS        34.56%       -12.93%       0.14%
(INCL. 3.00% SALES CHARGE)
MSCI Emerging   Markets Free     44.63%       -4.76%        11.06%
Emerging Markets   Funds         35.76%       -4.20%        n/a
Average
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Emerging Markets            MS EMF Index (Gross)
             00322                       MS006
  1990/11/01       9700.00                    10000.00
  1990/11/30       9564.20                     9571.06
  1990/12/31       9777.33                     9975.54
  1991/01/31       9709.16                    10782.17
  1991/02/28      10118.17                    12378.30
  1991/03/31      10108.44                    12889.03
  1991/04/30      10332.42                    13027.70
  1991/05/31      10332.42                    14052.74
  1991/06/30       9972.10                    13551.10
  1991/07/31      10186.34                    14255.08
  1991/08/31      10108.44                    14557.58
  1991/09/30      10225.30                    14002.85
  1991/10/31      10127.91                    14578.49
  1991/11/30       9991.58                    14362.80
  1991/12/31      10438.08                    15976.83
  1992/01/31      10517.68                    17826.43
  1992/02/29      10826.15                    18620.48
  1992/03/31      10806.24                    19252.13
  1992/04/30      11064.96                    19122.79
  1992/05/31      11542.58                    19054.82
  1992/06/30      11522.68                    17165.89
  1992/07/31      11144.56                    17354.93
  1992/08/31      10865.95                    16548.35
  1992/09/30      10796.29                    16609.34
  1992/10/31      10995.30                    17499.53
  1992/11/30      10905.75                    17309.63
  1992/12/31      11048.91                    17823.04
  1993/01/31      11201.38                    17909.23
  1993/02/28      11770.60                    18207.62
  1993/03/31      12095.86                    18807.85
  1993/04/30      12482.12                    19240.41
  1993/05/31      12756.56                    19769.94
  1993/06/30      12919.19                    20356.62
  1993/07/31      13142.82                    20904.76
  1993/08/31      14057.63                    22673.81
  1993/09/30      14372.73                    23280.87
  1993/10/31      16446.31                    25369.70
  1993/11/30      17096.84                    26492.37
  1993/12/31      20082.32                    30871.45
  1994/01/31      19501.26                    31433.12
  1994/02/28      18950.78                    30873.94
  1994/03/31      17115.84                    28080.18
  1994/04/30      16952.74                    27518.51
  1994/05/31      17391.08                    28460.32
  1994/06/30      16167.79                    27675.84
  1994/07/31      17401.28                    29396.67
  1994/08/31      19613.39                    33045.18
  1994/09/30      20112.90                    33420.73
  1994/10/31      19623.58                    32817.87
  1994/11/30      18267.77                    31111.53
  1994/12/31      16480.81                    28612.77
  1995/01/31      14212.53                    25568.64
  1995/02/28      14376.01                    24912.84
  1995/03/31      14089.92                    25071.12
  1995/04/30      14386.23                    26195.85
  1995/05/31      15837.11                    27589.45
  1995/06/30      16021.03                    27671.05
  1995/07/31      16828.21                    28292.18
  1995/08/31      16317.33                    27625.75
  1995/09/30      16245.81                    27494.64
  1995/10/31      15469.28                    26442.14
  1995/11/30      14968.62                    25970.59
  1995/12/31      15956.70                    27122.44
  1996/01/31      17548.21                    29050.35
  1996/02/29      17340.17                    28588.47
  1996/03/31      17464.99                    28811.13
  1996/04/30      18359.57                    29963.08
  1996/05/31      18349.17                    29829.29
  1996/06/30      18276.35                    30015.55
  1996/07/31      16840.87                    27964.18
  1996/08/31      17517.00                    28679.97
  1996/09/30      17901.88                    28928.42
  1996/10/31      17277.76                    28156.91
  1996/11/30      18182.73                    28628.69
  1996/12/31      17552.02                    28758.18
  1997/01/31      18565.85                    30719.77
  1997/02/28      19558.57                    32035.35
  1997/03/31      18470.81                    31193.85
  1997/04/30      17298.56                    31248.96
  1997/05/31      17023.98                    32143.32
  1997/06/30      17150.71                    33863.53
  1997/07/31      16855.01                    34369.04
  1997/08/31      13010.88                    29995.61
  1997/09/30      13422.75                    30826.73
  1997/10/31      10930.41                    25768.45
  1997/11/30      10275.64                    24828.22
  1997/12/31      10395.44                    25426.53
  1998/01/31       9691.58                    23432.32
  1998/02/28      10633.67                    25878.08
  1998/03/31      11055.99                    27001.09
  1998/04/30      11153.44                    26706.95
  1998/05/31       9691.58                    23047.01
  1998/06/30       8727.84                    20629.47
  1998/07/31       8998.55                    21283.56
  1998/08/31       6118.15                    15129.63
  1998/09/30       6594.61                    16089.38
  1998/10/31       7298.47                    17783.62
  1998/11/30       7720.78                    19262.66
  1998/12/31       7634.15                    18983.49
  1999/01/31       7428.41                    18677.21
  1999/02/28       7450.07                    18858.89
  1999/03/31       8348.84                    21344.31
  1999/04/30       9366.73                    23985.04
  1999/05/31       9323.41                    23845.51
  1999/06/30      10590.36                    26551.78
  1999/07/31      10103.07                    25830.49
  1999/08/31      10092.24                    26065.50
  1999/09/30       9756.56                    25183.39
  1999/10/29      10124.73                    25719.61
IMATRL PRASUN   SHR__CHT 19991031 19991111 111256 R00000000000111
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have been $10,125 - a 1.25% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International
Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $25,720 - a 157.20% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EMERGING MARKETS
FUND TALK: THE MANAGER'S OVERVIEW
An interview with David Stewart, Portfolio Manager of Fidelity
Emerging Markets Fund
Q. HOW DID THE FUND PERFORM, DAVID?
A. The fund performed well on an absolute basis but trailed its benchmark. For the 12 months that ended October 31, 1999, the fund returned 38.72%. By comparison, the Morgan Stanley Capital
International Emerging Markets Free Index returned 44.63%, while the emerging markets funds average tracked by Lipper Inc. returned 35.76%.
Q. WHY DID THE FUND UNDERPERFORM THE INDEX?
A. Early in the period, I positioned the fund defensively, focusing on companies with solid management and a reliable cash flow. Following the extreme volatility in world markets during 1998, there was widespread fear that further negative surprises were ahead, with Brazil being the most frequently mentioned possibility. In fact, Brazil massively devalued its currency in January 1999, but instead of triggering further weakness, the Brazilian devaluation marked a significant turning point for emerging-market equities. Interest rates began to drop, and investors aggressively bought the stocks of companies poised to benefit from an economic upswing-despite the fact that many of the highest flyers were mediocre businesses with excessive levels of debt. I adjusted the portfolio to allow the fund to participate more fully in the rally, but it was too late to catch up with the index. Apparently, many of my peers suffered a similar fate, though to a greater degree, as evidenced by the fact that the fund outperformed the Lipper average.
Q. WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. Overweighting Asia and underweighting Latin America were good decisions. On the other hand, an underweighting in Greece hurt relative performance. Stocks in Greece surged in anticipation of that country's entry into the European Monetary System next year.
Valuations of Greek securities became extreme, and the market appeared to be at unsustainable levels.
Q. THE FUND OWNED HOLDINGS IN MALAYSIA AND HONG KONG, DESPITE THE FACT THAT NEITHER COUNTRY WAS REPRESENTED IN THE INDEX. WHAT DID YOU SEE IN THESE COUNTRIES?
A. After a difficult period that included capital controls - or, limits on investment capital leaving the country - Malaysia will again be represented in the index next year, and I felt that there were some good opportunities there. The country's exports continued to be strong, and there was an upcoming election, which historically has been a favorable influence on Malaysian stocks. As for Hong Kong, the fund's holdings were actually Chinese stocks that were listed in Hong Kong. These represented not only the best Chinese stocks, in my opinion, but also offered greater liquidity for executing orders.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Samsung Electronics, the fund's second-largest holding at the end of the period, did extremely well. This South Korean company is the world's most efficient producer of computer DRAM (dynamic random access memory) and was profitable even when DRAM prices were near their lows. Larsen & Toubro Ltd., an Indian construction company, benefited from a new CEO who began restructuring the company to increase the focus on profitable areas of business and to sell non-performing assets.
Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?
A. The biggest detractor was Real Africa Holdings, a company with sound underlying assets that was unfortunately damaged by negative publicity surrounding a competitor. China Resources Beijing Land, a construction and real estate stock, was the victim of a weak market for Chinese stocks. In addition, the delay of deregulation in the property sector hurt the stock.
Q. WHAT'S YOUR OUTLOOK, DAVID?
A. I am looking for improving world economic growth to provide a reasonably favorable backdrop for emerging-market stocks. As I've indicated in previous reports, the easy, interest-rate-driven gains have been realized. Going forward, the companies that continue to see meaningful share-price growth will probably be limited to those that deliver on the earnings front. Restructuring should play a big part in many of the most successful stories. Furthermore, because many emerging-market economies are experiencing strong growth concurrently, we may see rising commodity prices - and strong performance from commodity-sensitive stocks. In addition, I will focus more on companies positioned to benefit from increasing demand from Europe and Asia, as opposed to those with strong ties to the U.S. economy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of emerging market issuers, which can be found in regions such as Southeast Asia, Latin America and Eastern
Europe
START DATE: November 1, 1990
FUND NUMBER: 322
TRADING SYMBOL: FEMKX
SIZE: as of October 31, 1999, more than
$402 million
MANAGER: David Stewart, since 1997;
manager, Fidelity Emerging Markets Pilot Fund, since 1995; analyst covering emerging markets, since 1995; joined Fidelity in 1994
(checkmark)
EMERGING MARKETS
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
United States 5.7%
Brazil 8.2%
Turkey 4.2%
Row: 1, Col: 1, Value: 8.199999999999999
Row: 1, Col: 2, Value: 8.199999999999999
Row: 1, Col: 3, Value: 9.699999999999999
Row: 1, Col: 4, Value: 5.0
Row: 1, Col: 5, Value: 9.6
Row: 1, Col: 6, Value: 26.0
Row: 1, Col: 7, Value: 11.6
Row: 1, Col: 8, Value: 11.8
Row: 1, Col: 9, Value: 4.2
Row: 1, Col: 10, Value: 5.7
India 8.2%
Taiwan 11.8%
Korea (South) 9.7%
South Africa 11.6%
Malaysia 5.0%
Mexico 9.6%
Other 26.0%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 6.7%
Brazil 8.5%
Row: 1, Col: 1, Value: 8.5
Row: 1, Col: 2, Value: 5.8
Row: 1, Col: 3, Value: 10.8
Row: 1, Col: 4, Value: 4.2
Row: 1, Col: 5, Value: 11.4
Row: 1, Col: 6, Value: 31.3
Row: 1, Col: 7, Value: 8.199999999999999
Row: 1, Col: 8, Value: 10.0
Row: 1, Col: 9, Value: 3.1
Row: 1, Col: 10, Value: 6.7
Turkey 3.1%
India 5.8%
Taiwan 10.0%
Korea (South) 10.8%
South Africa 8.2%
Malaysia 4.2%
Mexico 11.4%
Other 31.3%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION
                             % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO
Stocks                        94.3                     93.3
Short-Term Investments and    5.7                      6.7
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO
Telefonos de Mexico SA           3.5                      3.4
sponsored ADR representing
Class L shares (Mexico,
Telephone Services)
Samsung Electronics Co. Ltd.     2.9                      2.3
(Korea (South), Electronics)
Reliance Industries Ltd.         2.0                      1.6
(India, Chemicals & Plastics)
Johnnies Industrial Corp.        1.8                      1.7
Ltd. (Reg.) (South Africa,
Precious Metals)
Far Eastern Textile Ltd.         1.8                      1.7
(Taiwan, Textiles & Apparel)
Taiwan Semiconductor             1.8                      1.3
Manufacturing Co. Ltd.
(Taiwan, Electronics)
China Trust Co. Ltd.             1.7                      1.8
(Taiwan, Banks)
Malayan Banking BHD              1.7                      1.0
(Malaysia, Banks)
Hon Hai Precision Industries     1.7                      0.8
Co. Ltd. (Taiwan, Electronics)
Haci Omer Sabanci Holding AS     1.7                      1.0
(Turkey, Holding Companies)
                                 20.6                     16.6
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO
FINANCE                          18.1                     20.9
UTILITIES                        17.5                     22.0
BASIC INDUSTRIES                 13.5                     7.8
TECHNOLOGY                       9.3                      6.3
NONDURABLES                      5.7                      10.9
PRECIOUS METALS                  4.2                      3.9
ENERGY                           3.4                      3.1
DURABLES                         3.3                      2.4
CONSTRUCTION & REAL ESTATE       3.2                      2.0
HOLDING COMPANIES                3.1                      2.2

EMERGING MARKETS
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 93.0%
                                 SHARES                       VALUE (NOTE 1)
ARGENTINA - 0.6%
Perez Companc SA Class B          427,800                     $ 2,576,541
BRAZIL - 8.2%
Aracruz Celulose SA ADR           117,700                      2,412,850
Banco Bradesco SA (Reg. Pfd.)     504,058,000                  2,471,126
Brahma Cervejaria(Compagnie)      8,118,648                    5,188,766
(PN Reg.)
Centrais Electricas               133,101,000                  2,370,947
Brasileiras SA
Companhia Vale do Rio Doce        258,000                      5,137,485
(PN-A)
Compania Energertica Minas        63,874,173                   911,551
Gerais
Souza Cruz Industria Comerico     473,500                      2,795,303
Tele Centro Sul Participacoes     25,820                       1,542,745
SA sponsored ADR
Tele Norte Leste                  257,500                      4,345,313
Participacoes SA ADR
Telesp Participacoes SA ADR       199,600                      3,231,025
(a)
Votorantim Celulose e Papel       93,761,000                   2,743,520
SA  (PN Reg.)
                                                               33,150,631
CHILE - 2.1%
Compania Cervecerias Unidas       52,400                       1,142,975
SA sponsored ADR
Compania de                       155,400                      2,593,238
Telecomunicaciones de Chile
SA sponsored ADR
Distribucion Y Servicio D&S       141,900                      2,314,744
SA ADR
Embotelladora Andina              145,000                      2,356,250
sponsored ADR Class A
                                                               8,407,207
CHINA - 0.8%
Shanghai Petrochemical Co.        14,698,000                   3,008,473
Ltd.  Class H
COLOMBIA - 0.2%
Suramericana de Inversiones SA    723,400                      745,338
CROATIA - 0.9%
Pliva D.D.:
GDR (c)                           133,700                      1,423,905
GDR (Reg.S) unit                  216,100                      2,301,465
                                                               3,725,370
CZECH REPUBLIC - 0.6%
Ceske Energeticke Zavody AS       967,800                      2,505,931
(a)
EGYPT - 2.1%
Commercial International Bank     550,380                      6,594,932
Ltd.
Lakah Group Sae (a)               741,903                      1,687,126
                                                               8,282,058
GREECE - 3.0%
Alpha Credit Bank                 10,980                       843,048
Hellenic Telecommunication        256,600                      5,459,050
Organization SA (OTE)
Heracles General Cement Co.       33,060                       1,077,745
                                 SHARES                       VALUE (NOTE 1)
Minoan Lines SA                   60,700                      $ 1,883,646
STET Hellas                       120,800                      2,597,200
Telecommunications  SA ADR
(a)
                                                               11,860,689
HONG KONG - 3.2%
Beijing Enterprises Holdings      1,524,000                    2,481,797
Ltd.
China Resources Beijing Land      16,866,000                   2,496,898
Ltd.
China Telecom (Hong Kong)         992,000                      3,348,000
Ltd. (a)
Glorious Sun Enterprises          5,304,000                    1,928,914
New World Infrastructure Ltd.     2,093,800                    2,398,921
(a)
                                                               12,654,530
HUNGARY - 0.9%
Matav RT sponsored ADR (a)        97,000                       2,794,813
OTP Bank Rt.                      19,800                       901,280
                                                               3,696,093
INDIA - 8.2%
Dr. Reddy's Laboratories Ltd.     56,300                       1,380,919
Gujarat Ambuja Cement Ltd.        246,800                      3,069,653
Industrial Credit &               1,589,800                    2,892,543
Investment Corp.  of India
Ltd.
ITC Ltd.                          500                          8,015
Larsen & Toubro Ltd.              720,300                      6,604,132
Mahanagar Telephone Nigam         3,900                        15,395
Ltd.
Pentafour Software & Exports      110,000                      1,527,637
Ltd. (a)
Pentafour Software & Exports      110,000                      1,527,637
Ltd. New (a)
Ranbaxy Laboratories Ltd.         89,100                       1,785,181
Reliance Industries Ltd.          1,473,494                    7,925,714
State Bank of India               252,000                      1,439,337
Tata Engineering & Locomotive     7,125                        39,317
Co. Ltd.
Tata Iron & Steel Co. Ltd. (a)    704,000                      2,391,525
Wipro Ltd.                        91,880                       2,295,730
                                                               32,902,735
INDONESIA - 2.3%
PT Bank International             13,570,000                   298,241
Indonesia
PT Indah Kiat Pulp & Paper        4,469,000                    1,931,654
Corp. (a)
PT Indosat                        833,500                      1,355,581
PT Telkomunikasi Indonesia        8,179,000                    3,894,758
Sampoerna, Hanjaya Mandala (a)    731,000                      1,702,987
                                                               9,183,221
ISRAEL - 1.2%
Bank Hapoalim BM (Reg.)           569,500                      1,355,984
Bezeq Israeli                     894,000                      3,648,162
Telecommunication  Corp.
Ltd. (a)
                                                               5,004,146
KOREA (SOUTH) - 9.7%
Cheil Jedang Corp.                30,700                       1,765,986
Kookmin Bank                      237,600                      3,704,145
Kookmin Bank rights 11/4/99       23,865                       145,239
(a)
COMMON STOCKS - CONTINUED
                                 SHARES                       VALUE (NOTE 1)
KOREA (SOUTH) - CONTINUED
Korea Electric Power Corp.        192,400                     $ 5,630,048
Korea Telecom                     83,000                       5,584,079
Lg Chemical Ltd.                  94,700                       2,865,870
Medison Co. Ltd.                  413,670                      4,138,426
Pohang Iron & Steel Co. Ltd.      13,600                       1,632,681
Samsung Electronics Co. Ltd.      68,845                       11,478,954
Shinsegae Department Store        38,200                       2,098,692
Shinsegae Department Store        6,677                        118,010
rights 12/1/99 (a)
                                                               39,162,130
MALAYSIA - 5.0%
AMMB Holdings BHD                 1,066,000                    2,300,316
Amway Holding BHD                 660,000                      1,710,789
Genting BHD                       1,003,000                    3,589,684
Malayan Banking BHD               2,025,000                    6,874,342
Rothmans of Pall Mall             352,000                      2,454,737
Malaysia BHD
Tenaga Nasional BHD               572,000                      1,317,105
YTL Cement BHD                    2,584,800                    1,782,152
                                                               20,029,125
MEXICO - 9.6%
Alfa SA de CV                     1,113,000                    4,282,775
Cemex SA de CV sponsored ADR      128,200                      2,884,500
(a)
Cifra SA de CV Series C (a)       2,306,300                    3,569,031
Grupo Financiero Bancomer SA      12,318,900                   3,245,698
de  CV Series A
Grupo Modelo SA de CV Class C     1,733,000                    4,232,111
Grupo Televisa SA de CV           113,400                      4,819,500
sponsored ADR (a)
Telefonos de Mexico SA            162,800                      13,919,399
sponsored  ADR representing
Class L shares
Tubos de Acero de Mexico SA       163,300                      1,786,094
sponsored ADR
                                                               38,739,108
PAKISTAN - 0.0%
Dandot Cement Co. Ltd. (a)        93,750                       1,807
PERU - 1.4%
Cementos Lima S.A.                3,194                        50,451
Compania de Minas                 240,300                      4,085,100
Buenaventura SA sponsored
ADR Class B
Telefonica del Peru SA ADR        122,100                      1,411,781
                                                               5,547,332
PHILIPPINES - 1.5%
Benpres Holdings Corp. (a)        12,881,000                   2,248,554
Manila Electric Co. Class B       1,301,000                    3,568,828
QueenBee Resources Corp.          520,000                      197,756
warrants 3/24/03 (a)
                                                               6,015,138
                                 SHARES                       VALUE (NOTE 1)
POLAND - 0.6%
KGHM Polska Miedz SA sonsored     177,600                     $ 2,193,360
 GDR (Reg. S)
RUSSIA - 1.9%
Lukoil Oil Co. sponsored ADR      127,000                      4,032,250
Unified Energy Systems            657,700                      3,699,563
sponsored ADR
                                                               7,731,813
SOUTH AFRICA - 11.6%
Anglo American Platinum Corp.     130,200                      3,749,963
Ltd.
Anglogold Ltd.                    47,890                       2,704,065
De Beers Consolidated Mines       115,700                      3,159,134
Ltd./ De Beers Centenary AG
unit
Dimension Data Holdings Ltd.      287,200                      1,392,655
Gold Fields Ltd.                  606,990                      2,903,833
Imperial Holdings Ltd.            239,500                      2,221,382
Iscor Ltd.                        6,849,700                    2,652,719
Johnnies Industrial Corp.         1,069,147                    7,306,838
Ltd. (Reg.)
Liberty Life Association of       353,903                      3,282,478
Africa Ltd.
Nampak Ltd.                       1,871,500                    5,024,774
Real Africa Holdings Ltd. (a)     1,821,851                    2,193,751
Standard Bank Investment          1,917,695                    6,553,022
Corp. Ltd.
Super Group Ltd.                  1,848,900                    2,707,689
Theta Group Ltd. (a)              460,700                      760,899
                                                               46,613,202
TAIWAN - 11.8%
Bank Sinopac                      3,728,900                    2,104,266
Cathay Life Insurance Co.         684,890                      1,770,523
Ltd.
China Development Corp. (a)       1,205,000                    1,789,265
China Petrochemical               3,964,400                    2,187,169
Development Corp. (a)
China Trust Co. Ltd. (a)          7,537,720                    6,915,121
Far Eastern Textile Ltd.          5,202,340                    7,117,956
Hon Hai Precision Industries      1,001,400                    6,850,687
Co. Ltd.
Kindom Construction Co. Ltd.      910,000                      547,951
Nan Ya Plastics Corp.             2,305,000                    4,033,023
Phoenixtec Power Co. Ltd.         2,462,006                    5,006,286
Pou Chen Corp.                    1,075,200                    2,288,020
Taiwan Semiconductor              1,584,240                    7,042,177
Manufacturing Co. Ltd.
                                                               47,652,444
THAILAND - 1.4%
Bangkok Bank Ltd. PCL (For.       583,200                      1,358,913
Reg.) (a)
Ministry of Finance of the        4,653,200                    1,626,361
Kingdom of Thailand (Siam
Commercial Bank PLC)
warrants 5/31/02 (a)
Nithipat Finance PCL:
(For. Reg.) warrants 12/15/99     49,800                       0
(a)
(For. Reg.) (a)                   2,395,900                    1
COMMON STOCKS - CONTINUED
                                 SHARES                       VALUE (NOTE 1)
THAILAND - CONTINUED
PTT Exploration & Production      246,200                     $ 1,797,499
Public Co.Ltd. (For.Reg.) (a)
Siam Cement PCL (For.Reg.) (a)    37,000                       957,929
                                                               5,740,703
TURKEY - 4.2%
Dogan Sirketler Grubu Holding     219,242,560                  2,462,532
AS
Erciyas Biracilik Ve Malt         5,013,200                    104,275
Guney Biraciliu                   31,258,675                   1,089,052
Haci Omer Sabanci Holding AS      227,448,970                  6,741,587
Hurriyet Gazetecilik ve           172,658,890                  1,310,826
Matbaacilik AS
Koytas Tekstil Sanayi ve          26,770,000                   0
Ticaret AS (a)
Sabah Yayincilik AS (a)           303,737,700                  773,924
Yapi ve Kredi Bankasi AS          314,585,118                  4,580,359
                                                               17,062,555
TOTAL COMMON STOCKS                             374,191,680
(Cost $338,880,530)
CONVERTIBLE PREFERRED STOCKS
- - 1.3%
PHILIPPINES - 0.1%
PDCP Development Bank             2,252,138                    155,010
(non-vtg.) (a)
THAILAND - 1.2%
Siam Commercial Bank PLC          4,386,700                    4,968,754
5.25% (a)
TOTAL CONVERTIBLE PREFERRED                     5,123,764
STOCKS
(Cost $3,959,085)
CASH EQUIVALENTS - 6.9%
Central Cash Collateral Fund,     5,809,428                    5,809,428
5.26% (b)
Taxable Central Cash Fund,        22,022,810                   22,022,810
5.21% (b)
TOTAL CASH EQUIVALENTS                          27,832,238
(Cost $27,832,238)
TOTAL INVESTMENT PORTFOLIO -                    407,147,682
101.2%
(Cost $370,671,853)
NET OTHER ASSETS - (1.2)%                       (4,755,572)
NET ASSETS - 100%                              $ 402,392,110
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the
Securities Act of 1933.  These securities may be resold in
transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,423,905 or 0.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $339,577,219 and $297,292,260, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $5,872,606. The fund received cash collateral of $5,809,428 which was invested in the
Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $372,003,315. Net unrealized appreciation aggregated $35,144,367, of which $81,968,879 related to appreciated investment securities and $46,824,512 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $425,756,000 of which $97,014,000, $19,326,000 and
$309,416,000 will expire on September 30, 2004, 2006 and 2007, respectively.
The fund intends to elect to defer to its fiscal year ending September
30, 2000 approximately $41,648,000 of losses recognized during the period November 1, 1998 to September 30, 1999.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              13.5%
CASH EQUIVALENTS              6.9
CONSTRUCTION & REAL ESTATE    3.2
DURABLES                      3.3
ENERGY                        3.4
FINANCE                       18.1
HEALTH                        3.0
HOLDING COMPANIES             3.1
INDUSTRIAL MACHINERY &        3.0
EQUIPMENT
MEDIA & LEISURE               2.3
NONDURABLES                   5.7
PRECIOUS METALS               4.2
RETAIL & WHOLESALE            2.0
SERVICES                      0.3
TECHNOLOGY                    9.3
TRANSPORTATION                2.4
UTILITIES                     17.5
EMERGING MARKETS
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at                $ 407,147,682
value  (cost $370,671,853) -
 See accompanying schedule
Foreign currency held at                     469,080
value  (cost $471,970)
Receivable for investments                   3,689,463
sold
Receivable for fund shares                   765,368
sold
Dividends receivable                         425,171
Interest receivable                          90,174
Redemption fees receivable                   2,370
Other receivables                            3,431
 TOTAL ASSETS                                412,592,739
LIABILITIES
Payable for investments        $ 2,290,414
purchased
Payable for fund shares         1,482,637
redeemed
Accrued management fee          240,285
Other payables and  accrued     377,865
expenses
Collateral on securities        5,809,428
loaned,  at value
 TOTAL LIABILITIES                           10,200,629
NET ASSETS                                  $ 402,392,110
Net Assets consist of:
Paid in capital                             $ 840,246,031
Accumulated net investment                   (864,668)
loss
Accumulated undistributed net                (473,444,142)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                  36,454,889
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 43,035,100                  $ 402,392,110
shares outstanding
NET ASSET VALUE and                          $9.35
redemption price per share
($402,392,110 (divided by)
43,035,100 shares)
Maximum offering price per                   $9.64
share (100/97.00 of $9.35)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                               $ 7,660,949
Dividends
Interest                                         809,261
Security lending                                 3,330
                                                 8,473,540
Less foreign taxes withheld                      (527,561)
 TOTAL INCOME                                    7,945,979
EXPENSES
Management fee                   $ 2,504,496
Transfer agent fees               1,629,934
Accounting and security           199,079
lending fees
Custodian fees and expenses       526,160
Registration fees                 31,792
Audit                             59,804
Legal                             1,238
Miscellaneous                     21,111
 Total expenses before            4,973,614
reductions
 Expense reductions               (107,662)      4,865,952
NET INVESTMENT INCOME                            3,080,027
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            (46,886,970)
 Foreign currency transactions    (74,467)       (46,961,437)
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            141,272,322
 Assets and liabilities in        16,806         141,289,128
foreign currencies
NET GAIN (LOSS)                                  94,327,691
NET INCREASE (DECREASE) IN                      $ 97,407,718
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                         $ 377,395
charges paid to FDC
 Sales charges - Retained by                    $ 377,019
FDC
 Expense Reductions                             $ 101,912
  Directed brokerage
arrangements
  Custodian credits                              1,956
  Transfer agent credits                         3,794
                                                $ 107,662
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 3,080,027                  $ 3,929,378
income
 Net realized gain (loss)         (46,961,437)                 (312,486,391)
 Change in net unrealized         141,289,128                  156,845,961
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       97,407,718                   (151,711,052)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     -                            (3,929,378)
From net investment income
 In excess of net investment      -                            (6,890,670)
income
 TOTAL DISTRIBUTIONS              -                            (10,820,048)
Share transactions Net            186,390,654                  99,292,935
proceeds from sales of shares
 Reinvestment of distributions    -                            10,654,699
 Cost of shares redeemed          (152,695,597)                (176,082,060)
 NET INCREASE (DECREASE) IN       33,695,057                   (66,134,426)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   580,285                      206,513
  TOTAL INCREASE (DECREASE)       131,683,060                  (228,459,013)
IN NET ASSETS
NET ASSETS
 Beginning of period              270,709,050                  499,168,063
 End of period (including        $ 402,392,110                $ 270,709,050
accumulated net investment
loss and distributions in
excess of net investment
income of $864,668 and
$19,246,778, respectively)
OTHER INFORMATION
Shares
 Sold                             21,355,004                   11,211,119
 Issued in reinvestment of        -                            1,174,708
distributions
 Redeemed                         (18,514,233)                 (20,409,357)
 Net increase (decrease)          2,840,771                    (8,023,530)

FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996         1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 6.74     $ 10.35    $ 16.61    $ 15.14      $ 19.25
period
Income from Investment
Operations
Net investment income             .07 C      .09 C      .15 C      .12 C        .05
Net realized and unrealized       2.53       (3.47)     (6.17)     1.60         (4.13)
gain (loss)
Total from investment             2.60       (3.38)     (6.02)     1.72         (4.08)
operations
Less Distributions
 From net investment income       -          (.08)      (.13)      (.18)        (.04)
In excess of net investment       -          (.15)      (.12)      (.09)        -
income
Total distributions               -          (.23)      (.25)      (.27)        (.04)
Redemption fees added to paid     .01        -          .01        .02          .01
in capital
Net asset value, end of period   $ 9.35     $ 6.74     $ 10.35    $ 16.61      $ 15.14
TOTAL RETURN A, B                 38.72%     (33.23)%   (36.74)%   11.69%       (21.17)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 402,392  $ 270,709  $ 499,168  $ 1,263,164  $ 1,095,583
(000 omitted)
Ratio of expenses to average      1.45%      1.59%      1.36%      1.30%        1.28%
net assets
Ratio of expenses to average      1.42% D    1.56% D    1.35% D    1.29% D      1.28%
net assets after expense
reductions
Ratio of net investment           .90%       1.01%      .89%       .74%         .46%
income to average net assets
Portfolio turnover rate           94%        87%        69%        77%          78%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

EUROPE
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY EUROPE                      12.18%       116.40%       233.87%
FIDELITY EUROPE   (INCL.             8.82%        109.91%       223.85%
3.00% SALES CHARGE)
MSCI Europe                          12.79%       133.76%       287.28%
European Region Funds Average        10.72%       109.13%       185.68%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31,
1999, the index included over 560 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY EUROPE                  12.18%       16.69%        12.81%
FIDELITY EUROPE   (INCL.         8.82%        15.99%        12.47%
3.00% SALES CHARGE)
MSCI Europe                      12.79%       18.51%        14.50%
European Region   Funds Average  10.72%       15.72%        10.65%
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Europe                      MS Europe (Net MA tax)
             00301                       MS002
  1989/10/31       9700.00                    10000.00
  1989/11/30      10267.55                    10555.22
  1989/12/31      10967.16                    11691.34
  1990/01/31      11104.17                    11660.01
  1990/02/28      10817.10                    11380.61
  1990/03/31      11143.31                    11541.18
  1990/04/30      10921.49                    11234.90
  1990/05/31      11593.48                    12149.26
  1990/06/30      12076.27                    12575.96
  1990/07/31      12806.98                    13105.55
  1990/08/31      11280.32                    11806.15
  1990/09/30      10164.68                    10415.73
  1990/10/31      10621.38                    11293.47
  1990/11/30      10608.33                    11406.96
  1990/12/31      10463.65                    11242.22
  1991/01/31      10670.66                    11620.50
  1991/02/28      11318.38                    12636.97
  1991/03/31      10710.72                    11788.90
  1991/04/30      10684.01                    11665.65
  1991/05/31      10730.76                    12009.76
  1991/06/30       9789.23                    11001.83
  1991/07/31      10283.36                    11763.27
  1991/08/31      10490.37                    11978.04
  1991/09/30      10870.98                    12338.01
  1991/10/31      10637.27                    12078.10
  1991/11/30      10316.75                    11793.78
  1991/12/31      10898.96                    12716.29
  1992/01/31      10947.28                    12712.63
  1992/02/29      11078.42                    12761.44
  1992/03/31      10698.79                    12314.83
  1992/04/30      11402.84                    12994.51
  1992/05/31      11961.94                    13733.98
  1992/06/30      11851.50                    13478.22
  1992/07/31      11423.54                    12996.68
  1992/08/31      11458.06                    12954.30
  1992/09/30      11278.59                    12740.05
  1992/10/31      10436.50                    11851.13
  1992/11/30      10429.59                    11845.34
  1992/12/31      10623.93                    12117.08
  1993/01/31      10567.64                    12137.44
  1993/02/28      10630.96                    12276.30
  1993/03/31      11327.50                    12907.83
  1993/04/30      11700.39                    13192.52
  1993/05/31      11841.11                    13334.45
  1993/06/30      11510.43                    13139.65
  1993/07/31      11517.46                    13184.75
  1993/08/31      12453.21                    14341.72
  1993/09/30      12439.14                    14297.17
  1993/10/31      12966.82                    14892.79
  1993/11/30      12713.53                    14571.31
  1993/12/31      13509.90                    15665.30
  1994/01/31      14484.98                    16463.06
  1994/02/28      14145.82                    15880.04
  1994/03/31      13750.13                    15430.58
  1994/04/30      14145.82                    16069.54
  1994/05/31      13601.75                    15386.46
  1994/06/30      13439.24                    15224.91
  1994/07/31      14053.97                    16022.84
  1994/08/31      14499.11                    16531.04
  1994/09/30      14301.27                    15875.53
  1994/10/31      14965.46                    16567.13
  1994/11/30      14407.26                    15932.53
  1994/12/31      14355.09                    16023.10
  1995/01/31      14046.45                    15897.66
  1995/02/28      14297.67                    16257.85
  1995/03/31      14642.19                    17012.30
  1995/04/30      15137.44                    17556.35
  1995/05/31      15438.90                    17915.81
  1995/06/30      15876.73                    18084.71
  1995/07/31      16587.30                    19027.36
  1995/08/31      16271.49                    18291.80
  1995/09/30      16989.25                    18844.37
  1995/10/31      16874.41                    18755.36
  1995/11/30      16766.74                    18888.72
  1995/12/31      17058.88                    19487.31
  1996/01/31      17111.21                    19614.70
  1996/02/29      17739.14                    19972.03
  1996/03/31      18172.71                    20210.85
  1996/04/30      18449.30                    20357.08
  1996/05/31      18980.06                    20514.39
  1996/06/30      19181.89                    20740.27
  1996/07/31      18815.60                    20480.48
  1996/08/31      19451.01                    21088.22
  1996/09/30      19779.93                    21531.95
  1996/10/31      20273.30                    22031.82
  1996/11/30      21050.75                    23148.27
  1996/12/31      21430.63                    23596.67
  1997/01/31      21342.04                    23666.75
  1997/02/28      21801.09                    23986.25
  1997/03/31      22211.83                    24768.20
  1997/04/30      22131.29                    24651.30
  1997/05/31      23162.15                    25710.57
  1997/06/30      24289.65                    27003.29
  1997/07/31      25054.75                    28273.53
  1997/08/31      23886.97                    26663.08
  1997/09/30      26101.71                    29253.92
  1997/10/31      25006.42                    27826.04
  1997/11/30      25497.69                    28260.40
  1997/12/31      26335.50                    29299.82
  1998/01/31      27347.05                    30526.31
  1998/02/28      29220.61                    32919.88
  1998/03/31      31331.68                    35271.68
  1998/04/30      32105.73                    35963.71
  1998/05/31      32396.00                    36699.89
  1998/06/30      32730.25                    37109.82
  1998/07/31      33636.25                    37850.91
  1998/08/31      27514.17                    33097.97
  1998/09/30      27047.98                    31782.99
  1998/10/31      28868.77                    34335.49
  1998/11/30      30522.44                    36170.37
  1998/12/31      31805.63                    37760.06
  1999/01/31      32242.62                    37524.82
  1999/02/28      30979.14                    36580.32
  1999/03/31      31017.14                    36987.82
  1999/04/30      31207.14                    38096.72
  1999/05/31      29696.65                    36273.79
  1999/06/30      30846.14                    36892.98
  1999/07/31      30855.64                    37242.73
  1999/08/31      31026.64                    37628.57
  1999/09/30      31017.14                    37345.98
  1999/10/29      32385.12                    38727.79
IMATRL PRASUN   SHR__CHT 19991031 19991109 144544 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $32,385 - a 223.85% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,728 - a 287.28% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE
FUND TALK: THE MANAGER'S OVERVIEW
An interview with
Thierry Serero,
Portfolio Manager
of Fidelity Europe Fund
Q. HOW DID THE FUND PERFORM, THIERRY?
A. For the 12 months ending October 31, 1999, the fund returned
12.18%, while the Morgan Stanley Capital International Europe Index returned 12.79%. Meanwhile, the European region funds average, as tracked by Lipper Inc., returned 10.72%.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN STOCK MARKETS DURING THE PAST 12 MONTHS?
A. European stock markets rose during much of the period after interest-rate cuts in the U.S. and most other major countries helped restore investor confidence. The successful introduction of the European single currency - the euro - and strengthening economic growth in Europe provided a positive backdrop for equity investors. Increased merger and acquisition activity and upward revisions of corporate profit growth also helped the investment environment.
Against this backdrop, the emergence of fears in the summer of 1999 that interest rates in Europe and the U.K. could rise had a relatively limited impact on stock markets.
Q. THE FUND OUTPERFORMED ITS PEER GROUP AVERAGE, BUT SLIGHTLY TRAILED
ITS BENCHMARK RETURN. WHY?
A. During certain times within the 12-month period, the fund suffered from its heavy bias toward growth stocks and performed significantly worse than the index, particularly in the early spring of 1999 and again in July and August when many investors favored value stocks over growth. My investment style favors growth rather than value. This proved beneficial when interest rate-sensitive growth stocks reversed some of their earlier relative losses against the market, particularly in early summer and early autumn when the fund performed significantly better than the market.
Q. WHICH FUND HOLDINGS PERFORMED PARTICULARLY WELL?
A. Shares in manufacturers of mobile phone equipment, such as Nokia; operators of mobile phone networks, such as Vodafone AirTouch and Mannesmann; and operators of data networks, such as Equant, were strong contributors to performance. These companies benefited from the rapid expansion of mobile and data traffic. This is expected to continue for some time and should lead to increased growth in corporate profits. Another factor driving share prices was the ongoing merger and acquisition activity among telecommunications companies.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The fund's two largest pharmaceutical holdings proved disappointing. Swiss company Novartis and U.K.-based Glaxo Wellcome suffered when these companies - the world's third- and fourth-largest pharmaceutical manufacturers, respectively - warned that 1999's profits would be lower than anticipated. Furthermore, they were affected, along with other pharmaceutical shares, by the preference investors had for cyclical stocks.
Q. DID YOU MAKE MAJOR CHANGES TO THE PORTFOLIO?
A. The main change I carried out this year was to increase those holdings where I had the strongest conviction. This resulted in a reduction of holdings in the fund and sharpened the focus on the most attractive companies within each sector. Overall, the emphasis continues to be on growth stocks, but the type of growth stocks held has changed. A year ago the majority of the holdings were restructuring stories, but now the fund contains many long-term growth stories that are not dependent on a strong economy to grow their business. Examples are Equant and Synthes-Stratec. A second group includes companies that have implemented their restructuring programs and are poised to benefit in terms of long-term growth in revenues and profits. Examples of this are Mannesmann or Preussag.
Q. WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKET?
A. Improving economic growth prospects have resulted in increased inflationary expectations as shown by the rise in bond yields earlier this year. While smaller and cyclical companies performed better than growth companies in this environment, I believe these conditions will not continue. In my opinion, the low-inflation environment, in place through much of the 1990s, will re-emerge as the dominant influence on the stock market over the longer term. Such an environment restricts the ability of companies to increase prices and, consequently, forces them to continue to improve profitability by controlling costs, increasing market share and becoming more competitive. The portfolio is positioned to benefit from companies' long-term growth in revenues and profits against a background of low inflation, and I believe that we have identified those companies that should perform relatively well in this environment.
FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of European issuers
FUND NUMBER: 301
TRADING SYMBOL: FIEUX
START DATE: October 1, 1986
SIZE: as of October 31, 1999, more
than $1.3 billion
MANAGER: Thierry Serero, since 1998; manager, several funds for Fidelity International Limited, since 1994; research analyst, Fidelity
International Services Limited, 1991-1994;
joined Fidelity in 1991
(checkmark)
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
EUROPE
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
United States 2.4%
Finland 4.7%
Row: 1, Col: 1, Value: 4.7
Row: 1, Col: 2, Value: 19.7
Row: 1, Col: 3, Value: 15.9
Row: 1, Col: 4, Value: 5.9
Row: 1, Col: 5, Value: 5.6
Row: 1, Col: 6, Value: 3.7
Row: 1, Col: 7, Value: 2.9
Row: 1, Col: 8, Value: 6.9
Row: 1, Col: 9, Value: 32.3
Row: 1, Col: 10, Value: 2.4
United Kingdom 32.3%
France 19.7%
Germany 15.9%
Switzerland 6.9%
Netherlands 5.9%
Sweden 2.9%
Other 5.6%
Spain 3.7%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
Finland 2.7%
United States 3.2%
Row: 1, Col: 1, Value: 2.7
Row: 1, Col: 2, Value: 13.3
Row: 1, Col: 3, Value: 14.7
Row: 1, Col: 4, Value: 2.0
Row: 1, Col: 5, Value: 5.2
Row: 1, Col: 6, Value: 9.9
Row: 1, Col: 7, Value: 3.9
Row: 1, Col: 8, Value: 3.7
Row: 1, Col: 9, Value: 10.5
Row: 1, Col: 10, Value: 30.9
Row: 1, Col: 11, Value: 3.2
France 13.3%
United Kingdom 30.9%
Germany 14.7%
Ireland 2.0%
Switzerland 10.5%
Italy 5.2%
Netherlands 9.9%
Spain 3.7%
Other 3.9%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION
                             % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO
Stocks                        97.5                     93.1
Bonds                         2.5                      5.2
Short-Term Investments and    0.0                      1.7
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO
Nokia AB  (Finland,             3.5                      2.1
Communications Equipment)
Vodafone AirTouch PLC           3.4                      2.8
(United Kingdom, Cellular)
Novartis AG (Reg.)              3.1                      3.3
(Switzerland, Drugs &
Pharmaceuticals)
BP Amoco PLC  (United           2.9                      2.8
Kingdom, Oil & Gas)
Glaxo Wellcome PLC  (United     2.9                      4.1
Kingdom, Drugs &
Pharmaceuticals)
France Telecom SA  (France,     2.8                      0.0
Telephone Services)
Ericsson (L.M.) Telefon AB      2.0                      0.0
Class B (Sweden, Electrical
Equipment)
Lloyds TSB Group PLC  (United   2.0                      2.3
Kingdom, Banks)
Munich Reinsurance AG (Reg.)    1.9                      1.5
(Germany, Insurance)
Siemens AG  (Germany,           1.9                      1.8
Electrical Equipment)
                                26.4                     20.7
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO
FINANCE                         21.2                     30.1
UTILITIES                       15.8                     19.4
HEALTH                          12.1                     10.6
TECHNOLOGY                      11.6                     8.6
RETAIL & WHOLESALE              7.7                      4.3
INDUSTRIAL MACHINERY &          6.6                      6.3
EQUIPMENT
SERVICES                        6.5                      4.2
ENERGY                          4.6                      5.1
BASIC INDUSTRIES                4.2                      1.0
CONSTRUCTION & REAL ESTATE      4.0                      3.4

EUROPE
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 95.8%
                                 SHARES                      VALUE (NOTE 1)
BELGIUM - 1.0%
GIB Holdings Ltd.                 45,100                     $ 1,855,939
Mobistar SA (a)                   203,338                     8,365,549
Telinfo SA                        35,150                      3,337,176
Telinfo SA (strip VVPR)           28,500                      301
                                                              13,558,965
FINLAND - 4.7%
Nokia AB                          397,705                     45,959,783
Sampo Insurance Co. Ltd.          230,202                     8,013,723
Sonera Group PLC                  241,070                     7,260,400
                                                              61,233,906
FRANCE - 19.1%
Banque Nationale de Paris         228,629                     20,138,591
Bouygues                          54,813                      19,139,159
Castorama Dubois                  36,550                      10,980,918
Investissements SA
Club Mediterranee SA (a)          110,900                     11,137,297
Dassault Systemes SA              319,650                     13,295,748
France Telecom SA                 375,147                     36,348,955
Galeries Lafayette SA             64,480                      9,522,793
Genset SA (a)                     58,000                      1,523,487
L'Air Liquide                     76,463                      11,816,810
Legrand SA                        44,939                      10,784,899
Neopost SA (a)                    628,334                     21,807,092
Pinault Printemps SA              85,300                      16,313,912
Rhodia SA                         677,889                     13,122,179
Rhone-Poulenc SA Class A          182,000                     10,101,000
Suez Lyonnaise des Eaux           124,497                     20,159,444
Total Fina SA Class B             169,324                     22,583,589
TRANSGENE SA sponsored ADR        409,380                     3,326,213
(a)(e)
                                                              252,102,086
GERMANY - 14.2%
Aachener & Muenchener             58,964                      4,946,233
Beteiligungs AG
Bewag                             265,350                     3,652,926
Celanese AG (a)                   16,960                      268,367
Deutsche Bank AG                  215,286                     15,438,612
Deutsche Telekom AG               526,567                     24,357,602
EPCOS AG (a)                      21,090                      866,998
Hoechst AG                        309,100                     13,691,662
Kali Und Salz Beteiligungs AG     194,500                     2,786,318
Karstadt AG                       356,820                     16,185,605
Mannesmann AG (Reg.)              146,783                     23,210,724
Munich Reinsurance AG (Reg.)      111,805                     25,558,269
NSE Software AG                   178,790                     2,847,944
Preussag AG                       263,803                     14,331,718
Siemens AG                        278,642                     25,146,520
Veba AG                           257,450                     13,983,860
                                                              187,273,358
                                 SHARES                      VALUE (NOTE 1)
IRELAND - 0.6%
Irish Life & Permanent PLC        709,737                    $ 7,262,405
IWP International PLC (United     568,270                     1,121,356
 Kingdom Reg.)
                                                              8,383,761
ITALY - 1.8%
Bulgari Spa                       866,330                     6,150,490
Interbanca Spa (a)                202,030                     2,737,119
Luxottica Group Spa sponsored     399,900                     7,673,081
ADR
Rolo Banca 1473 Spa               318,660                     6,632,327
                                                              23,193,017
LUXEMBOURG - 0.5%
Audiofina                         124,090                     6,257,141
NETHERLANDS - 4.5%
Equant NV (a)                     195,278                     19,054,886
Fortis Amev NV                    323,200                     11,159,087
Heineken Holding NV               246,790                     8,981,688
ING Groep NV                      315,391                     18,658,151
Vnu NV                            44,700                      1,516,002
                                                              59,369,814
NORWAY - 1.2%
Den Norske Bank ASA Class A       1,694,940                   6,585,025
Free shares
Kvaerner ASA (a)                  370,780                     7,013,060
Kvaerner ASA (B shares) (a)       133,070                     2,023,749
                                                              15,621,834
SPAIN - 3.7%
Argentaria Caja Postal y          428,483                     9,537,342
Banco Hipotecario de Espana
SA
Centros Comerciales               252,720                     6,073,019
Continente SA
Centros Comerciales Pryca SA      343,630                     6,477,791
Grupo Acciona SA                  302,137                     14,597,574
Prosegur Comp Securidad SA        865,859                     7,124,478
Tabacalera SA Series A            313,109                     5,169,174
                                                              48,979,378
SWEDEN - 2.9%
Ericsson (L.M.) Telefon AB        634,400                     27,120,600
Class B
Industri-Matematik                671,270                     1,426,449
International Corp. (a)
Mandamus AB                       21,355                      113,289
Securitas AB Class B              683,321                     10,166,793
                                                              38,827,131
SWITZERLAND - 6.9%
Kudelski SA (a)                   3,667                       15,286,199
Lindt & Spruengli AG              2,905                       6,857,091
Novartis AG (Reg.)                27,118                      40,652,929
Richemont Compagnie Financier     6,389                       12,232,736
 Class A Unit
COMMON STOCKS - CONTINUED
                                 SHARES                      VALUE (NOTE 1)
SWITZERLAND - CONTINUED
Swatch Group AG (The) (Bearer)    4,855                      $ 3,875,317
UBS AG                            39,200                      11,430,863
                                                              90,335,135
UNITED KINGDOM - 32.3%
Allied Zurich PLC                 1,659,916                   20,062,309
AstraZeneca Group PLC (Reg.)      546,680                     25,010,612
Axis Shield PLC (a)               438,283                     3,124,289
Babcock International Group       2,932,777                   4,533,299
PLC
BP Amoco PLC                      3,986,052                   38,365,759
British Land Co. PLC              1,244,751                   8,955,050
Capita Group PLC                  1,213,095                   16,058,248
Financial Objects PLC             628,030                     3,459,654
General Electric Co. PLC          1,832,638                   19,934,897
Glaxo Wellcome PLC                1,264,726                   37,862,738
Go-Ahead Group (The) PLC          391,774                     3,994,246
Informa Group PLC                 606,710                     4,050,556
Kingfisher PLC                    867,677                     9,481,140
Lloyds TSB Group PLC              1,906,791                   26,385,461
Misys PLC                         1,669,266                   13,944,300
Nycomed Amersham PLC              1,364,310                   8,312,061
Orange PLC (a)                    613,160                     15,295,612
Prudential Corp. PLC              1,539,993                   24,171,419
Royal & Sun Alliance              872,686                     5,941,086
Insurance  Group PLC
Royal Bank of Scotland Group      795,183                     18,332,537
PLC
Safeway PLC                       2,370,550                   7,445,433
Scottish & Southern Energy PLC    717,070                     6,809,591
Sema Group PLC                    527,918                     6,901,461
Serco Group PLC                   511,017                     14,705,536
Stagecoach Holdings PLC           3,894,491                   11,079,095
Tesco PLC                         4,164,990                   12,396,526
Thomson Travel Group PLC          3,000,940                   4,663,335
Vodafone AirTouch PLC             9,464,665                   45,371,284
WPP Group PLC                     800,780                     8,697,481
                                                              425,345,015
UNITED STATES OF AMERICA - 2.4%
LHS Group, Inc. (a)               103,600                     2,952,600
Pharmacia & Upjohn, Inc. unit     226,955                     12,302,997
Synthes-Stratec, Inc. (a)         44,681                      16,627,948
                                                              31,883,545
TOTAL COMMON STOCKS                           1,262,364,086
(Cost $1,034,099,850)
NONCONVERTIBLE PREFERRED
STOCKS - 1.7%
GERMANY - 1.7%
Marschollek Lautenschlaeger       105,882                     22,394,832
und  Partner AG (Cost
$20,457,715)

CORPORATE BONDS - 2.5%
MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)
CONVERTIBLE BONDS - 1.9%
ITALY - 0.5%
Mediobanca International Ltd.   -    ITL   8,000,000                         $ 6,509,467
3.5% 1/2/01 (d)
NETHERLANDS - 1.4%
Telefonica Europe BV 2%         A2         11,535,000                         19,061,588
7/15/02
TOTAL CONVERTIBLE BONDS                                                       25,571,055
NONCONVERTIBLE BONDS - 0.6%
FRANCE - 0.6%
Eurotunnel Finance Ltd. euro:
0% 4/30/40 (f)                  -    EUR   1,355                              1,972,558
0% 4/30/40 (f)                  -    EUR   3,885                              5,655,635
                                                                              7,628,193
TOTAL CORPORATE BONDS                                            33,199,248
(Cost $33,766,198)

CASH EQUIVALENTS - 3.2%
                               SHARES
Central Cash Collateral Fund,   26,174,468                    26,174,468
5.26% (b)
Taxable Central Cash Fund,      15,625,613                    15,625,613
5.21% (b)
TOTAL CASH EQUIVALENTS                       41,800,081
(Cost $41,800,081)
TOTAL INVESTMENT PORTFOLIO -                                  1,359,758,247
103.2%
(Cost $1,130,123,844)
NET OTHER ASSETS - (3.2)%                                     (42,356,113)
NET ASSETS - 100%                           $ 1,317,402,134
CURRENCY ABBREVIATIONS
EUR                     -   European Monetary Unit
ITL                     -   Italian lira
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Principal amount in thousands.
(e) Affiliated company
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,531,668,182 and $1,927,056,256, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $25,310,758. The fund received
cash collateral of $26,174,468 which was invested in the Central Cash Collateral Fund.
The fund participated in the interfund lending program as a borrower.
The average daily loan balance during the period for which loans were outstanding amounted to $17,053,444. The weighted average interest rate was 5.09%. Interest expense includes $43,402 paid under the interfund lending program.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $7,535,869. The weighted average interest rate was 5.11%. Interest expense includes $65,272 paid under the bank borrowing program.
Transactions during the period with companies which are or were affiliates are as follows:
                            PURCHASES   SALES    DIVIDEND VALUE
AFFILIATE                   COST        COST     INCOME
TRANSGENE SA sponsored ADR  $ 1,503,613 $ 79,800 $ -       $ 3,326,213
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,133,071,253. Net unrealized appreciation aggregated $226,686,994, of which $284,849,175 related to appreciated investment securities and $58,162,181 related to depreciated investment securities.
The fund hereby designates approximately $133,877,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              4.2%
CASH EQUIVALENTS              3.2
CONSTRUCTION & REAL ESTATE    4.0
DURABLES                      0.3
ENERGY                        4.6
FINANCE                       21.2
HEALTH                        12.1
HOLDING COMPANIES             0.9
INDUSTRIAL MACHINERY &        6.6
EQUIPMENT
MEDIA & LEISURE               1.4
NONDURABLES                   2.3
RETAIL & WHOLESALE            7.7
SERVICES                      6.5
TECHNOLOGY                    11.6
TRANSPORTATION                0.8
UTILITIES                     15.8
EUROPE
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at                 $ 1,359,758,247
value  (cost $1,130,123,844)
- -  See accompanying schedule
Cash                                          1,636,533
Receivable for investments                    12,559,474
sold
Receivable for fund shares                    1,213,032
sold
Dividends receivable                          2,308,952
Interest receivable                           54,559
Redemption fees receivable                    925
Other receivables                             104,208
 TOTAL ASSETS                                 1,377,635,930
LIABILITIES
Payable for investments        $ 31,289,859
purchased
Payable for fund shares         1,782,051
redeemed
Accrued management fee          577,666
Other payables and accrued      409,752
expenses
Collateral on securities        26,174,468
loaned,  at value
 TOTAL LIABILITIES                            60,233,796
NET ASSETS                                   $ 1,317,402,134
Net Assets consist of:
Paid in capital                              $ 981,316,365
Undistributed net investment                  9,182,220
income
Accumulated undistributed net                 97,292,769
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                   229,610,780
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 38,641,105                   $ 1,317,402,134
shares outstanding
NET ASSET VALUE and                           $34.09
redemption price per share
($1,317,402,134 (divided by)
38,641,105 shares)
Maximum offering price per                    $35.14
share  (100/97.00 of $34.09)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                              $ 24,845,617
Dividends
Interest                                        2,055,131
Security lending                                29,071
                                                26,929,819
Less foreign taxes withheld                     (2,629,293)
 TOTAL INCOME                                   24,300,526
EXPENSES
Management fee Basic fee         $ 10,777,278
 Performance adjustment           (2,043,853)
Transfer agent fees               3,683,342
Accounting and security           700,824
lending fees
Non-interested trustees'          4,298
compensation
Custodian fees and expenses       708,560
Registration fees                 35,853
Audit                             55,558
Legal                             6,208
Interest                          108,674
Miscellaneous                     301
 Total expenses before            14,037,043
reductions
 Expense reductions               (910,620)     13,126,423
NET INVESTMENT INCOME                           11,174,103
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            104,209,184
(including realized loss of
$29,262 on sales  of
investments in affiliated
issuers)
 Foreign currency transactions    (584,632)     103,624,552
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            59,466,142
 Assets and liabilities in        (181,566)     59,284,576
foreign currencies
NET GAIN (LOSS)                                 162,909,128
NET INCREASE (DECREASE) IN                     $ 174,083,231
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                        $ 513,062
charges paid to FDC
 Sales charges - Retained by                   $ 512,932
FDC
 Deferred sales charges                        $ 52,904
withheld   by FDC
 Expense Reductions                            $ 853,284
  Directed brokerage
arrangements
  Transfer agent credits                        57,336
                                               $ 910,620
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 11,174,103                 $ 16,048,867
income
 Net realized gain (loss)         103,624,552                  128,972,621
 Change in net unrealized         59,284,576                   (74,276,909)
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       174,083,231                  70,744,579
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (13,415,761)                 (11,392,134)
From net investment income
 From net realized gain           (107,821,453)                (68,664,194)
 TOTAL DISTRIBUTIONS              (121,237,214)                (80,056,328)
Share transactions Net            350,466,714                  1,112,727,257
proceeds from sales of shares
 Reinvestment of distributions    118,737,898                  78,862,444
 Cost of shares redeemed          (791,339,602)                (512,978,219)
 NET INCREASE (DECREASE) IN       (322,134,990)                678,611,482
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   333,409                      949,915
  TOTAL INCREASE (DECREASE)       (268,955,564)                670,249,648
IN NET ASSETS
NET ASSETS
 Beginning of period              1,586,357,698                916,108,050
 End of period (including        $ 1,317,402,134              $ 1,586,357,698
undistributed net investment
income of $9,182,220 and
$15,517,755, respectively)
OTHER INFORMATION
Shares
 Sold                             10,550,858                   31,701,697
 Issued in reinvestment of        3,755,163                    2,653,514
distributions
 Redeemed                         (23,998,640)                 (15,522,060)
 Net increase (decrease)          (9,692,619)                  18,833,151

FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999         1998         1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 32.82      $ 31.05      $ 27.12    $ 23.51    $ 21.18
period
Income from Investment
Operations
Net investment income             .25 C        .39 C        .44 C      .30 C      .27
Net realized and unrealized       3.54         4.10         5.44       4.23       2.37
gain (loss)
Total from investment             3.79         4.49         5.88       4.53       2.64
operations
Less Distributions
 From net investment income       (.28)        (.39)        (.24)      (.12)      (.20)
From net realized gain            (2.25)       (2.35)       (1.73)     (.81)      (.11)
Total distributions               (2.53)       (2.74)       (1.97)     (.93)      (.31)
Redemption fees added to paid     .01          .02          .02        .01        -
in capital
Net asset value, end of period   $ 34.09      $ 32.82      $ 31.05    $ 27.12    $ 23.51
TOTAL RETURN A, B                 12.18%       15.45%       23.35%     20.14%     12.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 1,317,402  $ 1,586,358  $ 916,108  $ 691,762  $ 492,867
(000 omitted)
Ratio of expenses to average      .96%         1.10%        1.19%      1.27%      1.18% D
net assets
Ratio of expenses to average      .89% E       1.09% E      1.18% E    1.27%      1.18%
net assets after expense
reductions
Ratio of net investment           .76%         1.15%        1.53%      1.20%      1.12%
income to average net assets
Portfolio turnover rate           106%         114%         57%        45%        38%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

EUROPE CAPITAL APPRECIATION
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Europe Capital Appreciation has a 3%
sales charge, which was waived beginning July 1, 1998 through December
31, 1998.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY EUROPE CAPITAL APP        14.50%       116.38%       145.59%
FIDELITY EUROPE CAPITAL APP        11.06%       109.89%       138.22%
(INCL. 3.00% SALES CHARGE)
MSCI Europe                        12.79%       133.76%       149.38%
European Region Funds Average      10.72%       109.13%       n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International
(MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1999, the index included over 560 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper
Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY EUROPE CAPITAL APP      14.50%       16.69%        16.56%
FIDELITY EUROPE CAPITAL APP      11.06%       15.98%        15.96%
(INCL. 3.00% SALES CHARGE)
MSCI Europe                      12.79%       18.51%        16.87%
European Region Funds Average    10.72%       15.72%        n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Europe Cap. Appreciation    MS Europe (Net MA tax)
             00341                       MS002
  1993/12/21       9700.00                    10000.00
  1993/12/31       9729.10                    10087.27
  1994/01/31      11145.30                    10600.97
  1994/02/28      10670.00                    10225.54
  1994/03/31      10786.40                     9936.13
  1994/04/30      11242.30                    10347.57
  1994/05/31      10825.20                     9907.72
  1994/06/30      10602.10                     9803.69
  1994/07/31      11145.30                    10317.50
  1994/08/31      11339.30                    10644.74
  1994/09/30      10941.60                    10222.65
  1994/10/31      11009.50                    10667.98
  1994/11/30      10534.20                    10259.35
  1994/12/31      10398.40                    10317.67
  1995/01/31      10272.30                    10236.89
  1995/02/28      10563.30                    10468.83
  1995/03/31      10786.40                    10954.64
  1995/04/30      11300.50                    11304.96
  1995/05/31      11475.10                    11536.43
  1995/06/30      11640.00                    11645.19
  1995/07/31      12241.40                    12252.18
  1995/08/31      11737.00                    11778.54
  1995/09/30      12086.20                    12134.35
  1995/10/31      11717.60                    12077.04
  1995/11/30      11649.70                    12162.91
  1995/12/31      11926.02                    12548.36
  1996/01/31      12005.13                    12630.39
  1996/02/29      12311.69                    12860.48
  1996/03/31      12509.47                    13014.26
  1996/04/30      12865.47                    13108.42
  1996/05/31      13152.25                    13209.72
  1996/06/30      13221.47                    13355.17
  1996/07/31      12954.47                    13187.88
  1996/08/31      13439.03                    13579.22
  1996/09/30      13735.69                    13864.95
  1996/10/31      13913.69                    14186.83
  1996/11/30      14793.81                    14905.74
  1996/12/31      15013.99                    15194.47
  1997/01/31      15389.62                    15239.60
  1997/02/28      15566.38                    15445.33
  1997/03/31      15842.58                    15948.85
  1997/04/30      15919.91                    15873.58
  1997/05/31      16638.02                    16555.66
  1997/06/30      17654.42                    17388.08
  1997/07/31      18460.91                    18206.02
  1997/08/31      17367.18                    17169.01
  1997/09/30      19201.12                    18837.32
  1997/10/31      18306.24                    17917.87
  1997/11/30      18328.34                    18197.57
  1997/12/31      18761.13                    18866.87
  1998/01/31      19553.49                    19656.64
  1998/02/28      21125.44                    21197.92
  1998/03/31      23016.89                    22712.30
  1998/04/30      23643.11                    23157.91
  1998/05/31      24243.78                    23631.96
  1998/06/30      24103.19                    23895.92
  1998/07/31      24448.26                    24373.13
  1998/08/31      19834.65                    21312.60
  1998/09/30      19310.67                    20465.85
  1998/10/31      20805.94                    22109.46
  1998/11/30      21968.92                    23290.99
  1998/12/31      22825.19                    24314.63
  1999/01/31      23106.35                    24163.15
  1999/02/28      22224.53                    23554.96
  1999/03/31      22301.21                    23817.36
  1999/04/30      23016.89                    24531.41
  1999/05/31      22045.60                    23357.58
  1999/06/30      22633.49                    23756.30
  1999/07/31      23042.45                    23981.51
  1999/08/31      23195.81                    24229.96
  1999/09/30      22952.99                    24047.99
  1999/10/29      23822.03                    24937.77
IMATRL PRASUN   SHR__CHT 19991031 19991111 111326 R00000000000074
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $23,822 - a 138.22% increase on the initial investment. For comparison, look at how the Morgan Stanley
Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,938 - a 149.38% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE CAPITAL APPRECIATION
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. For the 12 months that ended October 31, 1999, the fund returned 14.50%. This topped the Morgan Stanley Capital International Europe
Index, which returned 12.79% during the same period. The European region funds average, as tracked by Lipper Inc., returned 10.72%.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN MARKETS DURING
THE PERIOD?
A. Economic developments in both Europe and Russia served as catalysts for positive market performance. When the period began, most European economies were struggling. Several interest-rate cuts followed shortly thereafter, though, and we began to see an economic revival - particularly in the United Kingdom - in April and May. This improved climate led to a higher level of corporate restructuring, as well as a rash of merger and acquisition activity. Russia, meanwhile, recovered from its currency problems of last year. Since many European companies rely on Russia as a market for their goods and services, this righting of the ship proved beneficial. On another front, market performance - as measured in U.S. dollar returns - was suppressed somewhat during the initial stages of the period due to the slow start of the euro, the new single currency of 11 European nations.
Q. WITH THESE ECONOMIC SHIFTS IN MIND, DID YOU FOLLOW ANY SPECIFIC INVESTMENT STRATEGIES?
A. My decision to add to several of the fund's positions in smaller-sized U.K. stocks worked out well. Small-cap stocks typically perform well at the beginning of an economic rebound, and the fund's stakes in building materials retailer Wickes, and de la Rue - a company that makes cash-handling equipment for banks - performed well. Several holdings in France also contributed positively, as favorable economic conditions resulted in more consolidation activity during the period, especially among larger firms. One example was the merger between France's two largest oil companies, Total and Elf Aquitaine.
Q. SEVEN OF THE FUND'S TOP-20 INVESTMENTS AT THE END OF THE PERIOD
WERE TELECOMMUNICATIONS-RELATED. WHAT WAS THE ATTRACTION?
A. These companies continued to reap the benefits from both fixed-line and wireless demand. On the fixed side, more phone lines were installed for Internet usage. Unlike their U.S. counterparts, European phone companies charge per-minute fees for local calls. While consumer pressure may change this fee structure in the future, increased
Internet usage has helped to propel revenues. Wireless demand, on the other hand, was extremely strong. Consolidation activity was popular within this group as well, as companies such as Vodafone AirTouch, Deutsche Telekom and Mannesmann looked to join forces with other business partners. The fund's positions in Nokia, British Telecommunications and Ericsson also fared nicely.
Q. FINANCE STOCKS ACCOUNTED FOR MORE THAN A QUARTER OF THE FUND'S NET ASSETS AT THE END OF THE PERIOD. HOW DID THIS GROUP PERFORM?
A. Finance stocks performed fairly well early, but declined through most of the period as long-term interest rates rose. These higher rates in the U.S. and Europe put pressure on stocks, and the fund's positions in Italian bank San Paolo-IMI and insurance stocks Allied
Zurich suffered accordingly. While the fund's finance exposure was considerable, its weighting was still lower than that of the Morgan Stanley index through much of the period.
Q. WERE THERE ANY OTHER POSITIONS THAT DIDN'T PERFORM AS WELL AS YOU
WOULD HAVE LIKED?
A. The fund's investment in Telecom Italia was a source of frustration. Telecom Italia was bought at a premium during the period by Olivetti, a fellow Italian telecom firm. Olivetti paid a premium for Telecom Italia, but the fund owned "savings class" shares and the takeover bid recognized only ordinary shares. In Italy, there is less protection for minority shareholders of stock. In the U.S., a bid would most likely have included both classes of shares. The fund also was hurt by not owning enough economically sensitive stocks, particularly those in the non-consumer commodity areas such as metals.
Q. WHAT'S YOUR OUTLOOK?
A. I'm reasonably optimistic. For the most part, European companies have been paying attention to shareholder interests. While valuations aren't as low as they have been in recent years, I think better economies, calmer currency situations and increased merger activity can be positive drivers of European market performance over the next year or so.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of European issuers
FUND NUMBER: 341
TRADING SYMBOL: FECAX
START DATE: December 21, 1993
SIZE: as of October 31, 1999, more than
$474 million
MANAGER: Kevin McCarey, since inception;
manager, Fidelity Select Financial Services
Portfolio and Fidelity Select Automotive
Portfolio, 1989-1990; Fidelity Select
Regional Banks Portfolio, 1986-1990; joined
Fidelity in 1986
(checkmark)
EUROPE CAPITAL APPRECIATION
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
United States 2.5%
Finland 4.3%
Row: 1, Col: 1, Value: 4.3
Row: 1, Col: 2, Value: 18.6
Row: 1, Col: 3, Value: 11.5
Row: 1, Col: 4, Value: 8.800000000000001
Row: 1, Col: 5, Value: 3.9
Row: 1, Col: 6, Value: 3.2
Row: 1, Col: 7, Value: 3.2
Row: 1, Col: 8, Value: 11.5
Row: 1, Col: 9, Value: 32.5
Row: 1, Col: 10, Value: 2.5
France 18.6%
United Kingdom 32.5%
Germany 11.5%
Switzerland 11.5%
Netherlands 8.8%
Sweden 3.2%
Other 3.9%
Spain 3.2%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 3.2%
Finland 3.7%
Row: 1, Col: 1, Value: 3.7
Row: 1, Col: 2, Value: 18.4
Row: 1, Col: 3, Value: 12.6
Row: 1, Col: 4, Value: 5.3
Row: 1, Col: 5, Value: 7.6
Row: 1, Col: 6, Value: 2.6
Row: 1, Col: 7, Value: 2.8
Row: 1, Col: 8, Value: 2.2
Row: 1, Col: 9, Value: 7.2
Row: 1, Col: 10, Value: 32.4
Row: 1, Col: 11, Value: 3.2
United Kingdom 32.4%
France 18.4%
Germany 12.6%
Switzerland 7.2%
Italy 5.3%
Sweden 2.2%
Netherlands 7.6%
Spain 4.8%
Other 2.6%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION
                                 % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                          MONTHS AGO
Stocks and investment companies   97.5                     97.7
Short-Term Investments and        2.5                      2.3
Net Other Assets

PRIOR TO THIS REPORT CERTAIN INFORMATION RELATED TO PORTFOLIO HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO
Total Fina SA Class B           3.7                      2.8
(France, Oil & Gas)
Nokia AB sponsored ADR          3.7                      2.8
(Finland, Communications
Equipment)
Vodafone AirTouch PLC           2.6                      0.8
(United Kingdom, Cellular)
ING Groep NV   (Netherlands,    2.2                      1.3
Insurance)
Nestle SA (Reg.)                2.2                      0.7
(Switzerland, Foods)
BP Amoco PLC  (United           2.2                      2.4
Kingdom, Oil & Gas)
British Telecommunications      2.0                      2.4
PLC (United Kingdom,
Telephone Services)
Shell Transport & Trading Co.   2.0                      1.8
PLC (Reg.)  (United Kingdom,
Oil  & Gas)
Deutsche Telekom AG             1.9                      1.8
(Germany, Telephone Services)
Roche Holding AG                1.7                      2.1
participation certificates
(Switzerland, Drugs &
Pharmaceuticals)
                                24.2                     18.9
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO
FINANCE                         28.6                     25.1
UTILITIES                       14.9                     20.1
ENERGY                          8.8                      7.1
HEALTH                          7.4                      8.0
TECHNOLOGY                      7.3                      6.1
NONDURABLES                     5.4                      4.8
SERVICES                        5.3                      3.8
RETAIL & WHOLESALE              4.3                      9.5
DURABLES                        4.1                      5.1
INDUSTRIAL MACHINERY  &         4.0                      2.2
EQUIPMENT

EUROPE CAPITAL APPRECIATION
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 97.1%
                                 SHARES                      VALUE (NOTE 1)
AUSTRIA - 0.4%
Bank Austria AG                   40,000                     $ 1,994,605
BELGIUM - 0.3%
Electrabel SA                     4,400                       1,455,593
DENMARK - 0.0%
Damgaard A/S (a)                  1,200                       63,843
FINLAND - 4.3%
Nokia AB sponsored ADR            150,500                     17,392,156
Sonera Group PLC                  50,000                      1,505,870
UPM-Kymmene Corp.                 50,000                      1,582,350
                                                              20,480,376
FRANCE - 18.6%
AXA SA de CV                      40,800                      5,771,653
Banque Nationale de Paris         14,000                      1,233,178
Bouygues                          6,000                       2,095,031
Cap Gemini SA                     10,000                      1,519,056
Carrefour SA (SUPERMARCHE)        10,400                      1,930,889
Castorama Dubois                  13,500                      4,055,880
Investissements SA
Compagnie de St. Gobain           10,000                      1,740,585
Dassault Systemes SA              17,100                      711,269
France Telecom SA                 79,900                      7,741,716
Groupe Danone                     5,000                       1,279,066
Havas Advertising SA              15,000                      4,216,963
Hermes International SA           23,100                      2,534,292
Lafarge SA                        13,500                      1,303,065
Rhodia SA                         115,500                     2,235,781
Sanofi-Synthelabo SA (a)          60,000                      2,655,183
Schneider SA (a)                  13,200                      912,067
Societe Generale, France          30,000                      6,550,929
Class A
Suez Lyonnaise des Eaux           40,000                      6,477,086
Television Francaise 1 SA         20,500                      6,444,384
Total Fina SA Class B             131,538                     17,543,882
Transiciel SA                     23,400                      1,355,188
Vivendi SA (a)                    103,000                     7,828,571
                                                              88,135,714
GERMANY - 11.2%
Allianz AG (Reg.)                 18,000                      5,470,500
Celanese AG (a)                   3,870                       61,237
DaimlerChrysler AG (Reg.)         45,000                      3,498,750
Deutsche Bank AG                  53,000                      3,800,741
Deutsche Telekom AG               197,200                     9,121,952
Dresdner Bank AG                  68,000                      3,511,340
Fresenius Medical Care AG         95,000                      2,214,688
sponsored ADR
Hoechst AG                        38,700                      1,714,226
Kali Und Salz Beteiligungs AG     55,200                      790,770
Mannesmann AG (Reg.)              42,000                      6,641,439
Munich Reinsurance AG (Reg.)      13,000                      2,971,759
Primacom AG                       57,000                      2,826,077
Siemens AG                        20,000                      1,804,934
                                 SHARES                      VALUE (NOTE 1)
Veba AG                           74,600                     $ 4,052,033
Wella AG                          190,000                     4,649,999
                                                              53,130,445
IRELAND - 0.2%
CRH PLC                           45,000                      852,095
ITALY - 2.5%
Assicurazioni Generali Spa        50,000                      1,616,634
Eni Spa sponsored ADR             430,000                     2,536,117
Mondadori (Arnoldo) Editore       88,100                      1,657,154
Spa
San Paolo-IMI Spa                 110,000                     1,453,040
TECNOST Spa (a)                   1,500,000                   2,914,689
Unicredito Italiano Spa           314,800                     1,476,439
                                                              11,654,073
LUXEMBOURG - 0.0%
Audiofina                         3,066                       154,601
NETHERLANDS - 8.8%
ABN AMRO Holding NV               120,000                     2,910,258
Aegon NV                          45,000                      4,165,536
Equant NV (a)                     25,100                      2,449,214
Fortis Amev NV                    130,000                     4,488,494
Getronics NV                      17,500                      875,040
Gucci Group NV (NY Shares)        15,000                      1,211,250
ING Groep NV                      180,000                     10,648,583
Koninklijke Ahold NV              139,077                     4,284,000
Koninklijke KPN NV                45,000                      2,316,086
Libertel NV (a)                   55,000                      1,044,351
Numico NV                         38,349                      1,567,606
STMicroelectronics NV             100                         9,088
Vendex KBB NV                     160,000                     4,683,756
Vnu NV                            38,500                      1,305,729
                                                              41,958,991
NORWAY - 0.4%
Norsk Hydro AS                    50,000                      2,000,064
SPAIN - 3.2%
Argentaria Caja Postal y          168,500                     3,750,539
Banco Hipotecario de Espana
SA
Banco Santander Central           520,000                     5,414,169
Hispano SA
Telefonica SA (a)                 360,000                     5,939,509
                                                              15,104,217
SWEDEN - 3.2%
A-Com AB (a)                      13,400                      155,249
Electrolux AB                     180,000                     3,600,110
Ericsson (L.M.) Telefon AB        175,000                     7,481,250
Class B
Swedish Match Co.                 750,000                     2,753,133
Volvo AB Class B                  46,000                      1,192,110
                                                              15,181,852
SWITZERLAND - 11.5%
ABB Ltd. (Reg) (a)                45,000                      4,541,719
COMMON STOCKS - CONTINUED
                                 SHARES                      VALUE (NOTE 1)
SWITZERLAND - CONTINUED
Ares Serono SA Class B            1,725                      $ 2,688,047
(Bearer)
Credit Suisse Group (Reg.)        38,000                      7,320,665
Holderbank Financiere Glarus      1,700                       2,098,034
AG (Bearer)
Julius Baer Holding AG            500                         1,507,331
Kuoni Reisen Holding AG Class     345                         1,474,456
B (Reg.)
Nestle SA (Reg.)                  5,500                       10,631,863
Novartis AG (Reg.)                2,100                       3,148,136
PubliGroupe SA                    2,600                       1,911,237
Roche Holding AG                  680                         8,181,998
participation certificates
Swatch Group AG (The) (Bearer)    4,800                       3,831,416
UBS AG                            25,000                      7,290,091
                                                              54,624,993
UNITED KINGDOM - 32.5%
Abbey National PLC                188,700                     3,692,550
Alliance & Leicester PLC          181,000                     2,643,011
Allied Zurich PLC                 400,000                     4,834,536
Amvescap PLC                      425,000                     3,801,853
Arcadia Group PLC                 850,000                     2,142,037
AstraZeneca Group PLC (Sweden)    69,700                      3,157,846
Bank of Scotland                  300,000                     3,744,299
BG PLC                            300,000                     1,666,188
BP Amoco PLC                      1,090,000                   10,491,252
British Telecommunications PLC    540,000                     9,719,998
CGU PLC                           250,000                     3,644,402
Computacenter PLC                 199,800                     2,086,300
de la Rue PLC                     520,000                     2,631,533
Diageo PLC                        200,000                     2,022,612
General Electric Co. PLC          436,700                     4,750,294
GKN PLC                           65,000                      1,041,070
Glaxo Wellcome PLC                160,000                     4,790,000
HSBC Holdings PLC (Reg.)          380,000                     4,678,748
Kingfisher PLC                    170,000                     1,857,596
Lloyds TSB Group PLC              550,000                     7,610,694
MERANT PLC (a)                    540,000                     2,175,541
Misys PLC                         270,000                     2,255,459
Pearson PLC                       129,900                     2,920,015
Prudential Corp. PLC              258,200                     4,052,655
Rentokil Initial PLC              1,400,000                   4,667,629
Reuters Group PLC                 500,000                     4,649,541
Royal Bank of Scotland Group      310,000                     7,146,891
PLC
Safeway PLC                       100                         314
Shell Transport & Trading Co.     1,265,000                   9,671,981
PLC (Reg.)
Smith (David S.) Holdings PLC     416,100                     1,306,889
SmithKline Beecham PLC            600,000                     7,679,996
Standard Chartered PLC            475,000                     6,666,603
Unilever PLC                      630,000                     5,857,033
                                 SHARES                      VALUE (NOTE 1)
Vodafone AirTouch PLC             2,600,000                  $ 12,463,763
Wickes PLC                        300,000                     1,568,758
                                                              154,089,887
TOTAL COMMON STOCKS                            460,881,349
(Cost $383,534,002)
NONCONVERTIBLE PREFERRED
STOCKS - 0.3%
GERMANY - 0.3%
Dyckerhoff AG (Cost               45,684                      1,363,835
$1,458,505)
INVESTMENT COMPANIES - 0.1%
MULTI-NATIONAL - 0.1%
European Warrant Fund, Inc.       20,000                      308,750
(Cost $326,000)
CASH EQUIVALENTS - 4.2%
Central Cash Collateral Fund,     3,585,000                   3,585,000
5.26% (b)
Taxable Central Cash Fund,        16,561,038                  16,561,038
5.21% (b)
TOTAL CASH EQUIVALENTS                         20,146,038
(Cost $20,146,038)
TOTAL INVESTMENT PORTFOLIO -                                  482,699,972
101.7%
(Cost $405,464,545)
NET OTHER ASSETS - (1.7)%                                     (7,945,429)
NET ASSETS - 100%                             $ 474,754,543
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $830,459,776 and $1,071,624,077, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,410,867. The fund received cash collateral of $3,585,000 which was invested in the
Central Cash Collateral Fund.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $9,152,370. The weighted average interest rate was 5.69%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $407,248,206. Net unrealized appreciation aggregated $75,451,766, of which $83,700,738 related to appreciated investment securities and $8,248,972 related to depreciated investment securities.
The fund hereby designates approximately $1,528,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              1.7%
CASH EQUIVALENTS              4.2
CONSTRUCTION & REAL ESTATE    2.0
DURABLES                      4.1
ENERGY                        8.8
FINANCE                       28.6
HEALTH                        7.4
INDUSTRIAL MACHINERY &        4.0
EQUIPMENT
INVESTMENT COMPANIES          0.1
MEDIA & LEISURE               3.6
NONDURABLES                   5.4
RETAIL & WHOLESALE            4.3
SERVICES                      5.3
TECHNOLOGY                    7.3
UTILITIES                     14.9
EUROPE CAPITAL APPRECIATION
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at                 $ 482,699,972
value  (cost $405,464,545) -
 See accompanying schedule
Receivable for investments                    29,935,525
sold
Receivable for fund shares                    376,763
sold
Dividends receivable                          1,353,737
Interest receivable                           37,636
Redemption fees receivable                    52
Other receivables                             23,573
 TOTAL ASSETS                                 514,427,258
LIABILITIES
Payable for investments        $ 34,866,889
purchased
Payable for fund shares         773,246
redeemed
Accrued management fee          242,595
Other payables and  accrued     204,985
expenses
Collateral on securities        3,585,000
loaned,  at value
 TOTAL LIABILITIES                            39,672,715
NET ASSETS                                   $ 474,754,543
Net Assets consist of:
Paid in capital                              $ 378,696,752
Undistributed net investment                  4,567,063
income
Accumulated undistributed net                 14,267,585
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                   77,223,143
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 25,476,199                   $ 474,754,543
shares outstanding
NET ASSET VALUE and                           $18.64
redemption price per share
($474,754,543 (divided by)
25,476,199 shares)
Maximum offering price per                    $19.22
share (100/97.00 of $18.64)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                             $ 11,183,391
Dividends
Interest                                       550,771
Security lending                               6,881
                                               11,741,043
Less foreign taxes withheld                    (1,331,449)
 TOTAL INCOME                                  10,409,594
EXPENSES
Management fee Basic fee         $ 4,186,170
 Performance adjustment           (428,477)
Transfer agent fees               1,478,053
Accounting and security           322,595
lending fees
Non-interested trustees'          1,775
compensation
Custodian fees and expenses       391,266
Registration fees                 30,041
Audit                             43,109
Legal                             1,104
Interest                          66,521
Miscellaneous                     635
 Total expenses before            6,092,792
reductions
 Expense reductions               (557,665)    5,535,127
NET INVESTMENT INCOME                          4,874,467
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            38,307,029
 Foreign currency transactions    (157,088)    38,149,941
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            35,677,787
 Assets and liabilities in        (81,703)     35,596,084
foreign currencies
NET GAIN (LOSS)                                73,746,025
NET INCREASE (DECREASE) IN                    $ 78,620,492
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                       $ 299,716
charges paid to FDC
 Sales charges - Retained by                  $ 299,687
FDC
Expense Reductions                            $ 551,470
 Directed brokerage
arrangements
 Transfer agent credits                        6,195
                                              $ 557,665
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 4,874,467                  $ 5,311,907
income
 Net realized gain (loss)         38,149,941                   (23,544,162)
 Change in net unrealized         35,596,084                   11,533,145
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       78,620,492                   (6,699,110)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     -                            (3,656,037)
From net investment income
 From net realized gain           -                            (45,993,007)
 TOTAL DISTRIBUTIONS              -                            (49,649,044)
Share transactions Net            134,939,446                  619,171,673
proceeds from sales of shares
 Reinvestment of distributions    -                            48,775,275
 Cost of shares redeemed          (389,794,618)                (333,641,119)
 NET INCREASE (DECREASE) IN       (254,855,172)                334,305,829
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   182,122                      800,051
  TOTAL INCREASE (DECREASE)       (176,052,558)                278,757,726
IN NET ASSETS
NET ASSETS
 Beginning of period              650,807,101                  372,049,375
 End of period (including        $ 474,754,543                $ 650,807,101
undistributed net investment
income of $4,567,063 and
$5,124,361, respectively)
OTHER INFORMATION
Shares
 Sold                             7,566,679                    34,085,254
 Issued in reinvestment of        -                            3,398,974
distributions
 Redeemed                         (22,059,597)                 (19,973,021)
 Net increase (decrease)          (14,492,918)                 17,511,207

FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 16.28    $ 16.57    $ 14.07    $ 12.08    $ 11.35
period
Income from Investment
Operations
Net investment income             .15 C      .15 C      .20 C      .22 D      .23
Net realized and unrealized       2.20       1.79 E     3.81       2.00       .50
gain (loss)
Total from investment             2.35       1.94       4.01       2.22       .73
operations
Less Distributions
 From net investment income       -          (.17) F    (.23)      (.23)      -
From net realized gain            -          (2.08) F   (1.29)     -          -
Total distributions               -          (2.25)     (1.52)     (.23)      -
Redemption fees added to paid     .01        .02        .01        -          -
in capital
Net asset value, end of period   $ 18.64    $ 16.28    $ 16.57    $ 14.07    $ 12.08
TOTAL RETURN A, B                 14.50%     13.65%     31.57%     18.74%     6.43%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 474,755  $ 650,807  $ 372,049  $ 170,192  $ 194,433
(000 omitted)
Ratio of expenses to average      1.07%      1.12%      1.10%      1.33%      1.36%
net assets
Ratio of expenses to average      .97% G     1.08% G    1.07% G    1.30% G    1.36%
net assets after expense
reductions
Ratio of net investment           .86%       .89%       1.33%      1.66%      1.45%
income to average net assets
Portfolio turnover rate           150%       179%       189%       155%       176%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.04 PER
SHARE.
E THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
F THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

HONG KONG AND CHINA
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND
FIDELITY HONG KONG AND CHINA       42.44%       49.24%
FIDELITY HONG KONG AND CHINA       38.17%       44.76%
 (INCL. 3.00% SALES CHARGE)
Hang Seng                          30.15%       47.41%
China Region Funds Average         23.25%       n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 28 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  LIFE OF FUND
FIDELITY HONG KONG AND CHINA     42.44%       10.53%
FIDELITY HONG KONG AND CHINA     38.17%       9.69%
 (INCL. 3.00% SALES CHARGE)
Hang Seng                        30.15%       10.19%
China Region Funds Average       23.25%       n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Hong Kong and China         Hang Seng
             00352                       EX004
  1995/11/01       9700.00                    10000.00
  1995/11/30       9729.10                    10055.31
  1995/12/31       9942.65                    10355.18
  1996/01/31      11136.94                    11707.43
  1996/02/29      11001.00                    11493.79
  1996/03/31      10787.39                    11344.61
  1996/04/30      10816.52                    11377.80
  1996/05/31      11156.36                    11717.22
  1996/06/30      11010.71                    11485.79
  1996/07/31      10738.84                    11172.35
  1996/08/31      11272.87                    11703.04
  1996/09/30      12010.80                    12513.71
  1996/10/31      12593.38                    13153.37
  1996/11/30      13962.44                    14151.17
  1996/12/31      14017.97                    14238.54
  1997/01/31      13741.76                    14107.81
  1997/02/28      13899.59                    14226.29
  1997/03/31      13021.62                    13329.79
  1997/04/30      13297.84                    13761.33
  1997/05/31      15320.13                    15770.49
  1997/06/30      15438.51                    16275.44
  1997/07/31      16888.65                    17575.67
  1997/08/31      15300.40                    15196.09
  1997/09/30      15921.89                    16236.25
  1997/10/31      10910.54                    11505.49
  1997/11/30      10999.32                    11431.72
  1997/12/31      10926.40                    11656.10
  1998/01/31       9716.76                    10104.22
  1998/02/28      11630.37                    12566.68
  1998/03/31      11858.41                    12638.18
  1998/04/30      10966.06                    11431.68
  1998/05/31       9617.61                     9866.13
  1998/06/30       9131.77                     9474.51
  1998/07/31       8655.85                     8841.87
  1998/08/31       7604.85                     8110.53
  1998/09/30       8507.12                     8789.59
  1998/10/31      10162.94                    11326.10
  1998/11/30      10470.30                    11606.20
  1998/12/31      10342.98                    11205.69
  1999/01/31       9729.16                    10599.24
  1999/02/28       9841.69                    10992.69
  1999/03/31      10864.74                    12198.25
  1999/04/30      13135.90                    14862.47
  1999/05/31      12409.54                    13434.96
  1999/06/30      14118.02                    15067.86
  1999/07/31      14015.72                    14677.98
  1999/08/31      14210.09                    15000.69
  1999/09/30      13841.80                    14161.97
  1999/10/29      14476.09                    14740.74
IMATRL PRASUN   SHR__CHT 19991031 19991109 144717 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Hong Kong and China Fund on November 1, 1995,
when the fund started, and the current 3.00% sales charge was paid. As the charts shows, by October 31, 1999, the value of the investment would have grown to $14,476 - a 44.76% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,741 - a 47.41% increase. UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
HONG KONG AND CHINA
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Joseph Tse, Portfolio Manager of Fidelity Hong Kong and China Fund
Q. HOW DID THE FUND PERFORM, JOSEPH?
A. For the 12 months ending October 31, 1999, the fund returned
42.44%, compared to 30.15% for the Hang Seng Index and 23.25% for the
China region funds average tracked by Lipper Inc.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING OVER THE PAST
12 MONTHS?
A. Simply put, we had some good stock picks and overweighted these positions relative to the index. We added further to the fund's return by investing in some strong, smaller companies not included in the
Hang Seng Index. Also, I substantially underweighted Hang Seng Bank and Cable & Wireless HKT Ltd. - which made up about 6% and 7% of the index, respectively - which was a good choice, as these stocks lagged during the period. A similar stance with regard to poorly performing electric utilities, Hong Kong Electric and CLP Holdings Ltd. helped as well. Further, the fund's very limited exposure to China-based companies boosted relative performance, as these firms failed to meet our quality criteria and performed poorly. Some timely trading into and out of conglomerate Wharf Holdings - a strong performer during the period - also added to returns. Some smaller stocks that lifted performance included telecommunications concerns City Telecom and Asia
Satellite.
Q. WHICH OF YOUR STRATEGIES WORKED OUT WELL FOR THE FUND?
A. To begin with, I maintained a bottom-up approach and an industry focus in contrast to many of my competitors, whose scope was restricted to more of a top-down country focus. I felt it increasingly important to apply globalization to investing - that is, search for companies that add value on a global scale - for the world is, theoretically speaking, getting smaller by the minute. Looking at industry allocation during the period, I broadened the fund's exposure to retail stocks with well-recognized brands - namely, Giordano,
Esprit and Glorious Sun - accumulating shares at attractive levels to benefit from the recovery in retail consumption. Elsewhere, I positioned the fund to capitalize on the recovering industrial sector, adding to names like ASM Pacific Technology - a leading provider of semiconductor assembly equipment - a stock that doubled in price over the course of the period. In terms of limiting the fund's downside, I pulled back on property stocks, a group that fell sharply out of favor during this time frame. Hong Kong investors moved from heavy speculation in real estate to more of an emphasis on companies from the world of telecommunications.
Q. WHICH STOCKS HELPED PERFORMANCE?
A. A property firm that benefited from its diversified investments,
Cheung Kong Holdings, took advantage of its exposure to
telecommunications through its stake in Hutchison Whampoa, itself a strong contributor to the fund during the period. Johnson Electric -
one of the fund's sizable holdings not included in the benchmark, and one of the world's largest micro-motor manufacturers - rose sharply, riding stronger sales and earnings growth. China Telecom benefited from worldwide enthusiasm surrounding cellular stocks in general.
Q. WHICH STOCKS HURT?
A. CLP Holdings Ltd. suffered in response to deregulation in Hong
Kong. Real-estate firms Henderson Land Development and New World
Development were simply in the wrong sector over the past 12 months as property prices, along with sales, plummeted. Hong Kong Electric further detracted from performance, as utilities in general
underperformed the market during the period.
Q. WHAT'S YOUR OUTLOOK?
A. I feel there's still some upside left, as many of Hong Kong's largest stocks remain reasonably priced. I expect the theme of globalization to continue, and the market to be further driven by developments specifically related to the individual sectors. I'll continue to take positions in the strongest market names, all the while searching for the best investment opportunities outside of the index.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
NOTE TO SHAREHOLDERS: On December 15, 1999, shareholders of Fidelity
Hong Kong & China Fund voted to amend the fund's investment policies to permit the fund to invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong and Chinese market. As of October 31, 1999, banks accounted for approximately 35%
of the Hong Kong and Chinese market as represented by the Hang Seng
Index.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Hong Kong and
Chinese issuers
FUND NUMBER: 352
TRADING SYMBOL: FHKCX
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$161 million
MANAGER: Joseph Tse, since inception; director
of research, Fidelity Investments Management
(Hong Kong), since 1994; manager, Asian
portion of various global equity funds, since
1993; joined Fidelity in 1990
(checkmark)
HONG KONG AND CHINA
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
United States 1.3%
China 0.7%
Row: 1, Col: 1, Value: 0.7000000000000001
Row: 1, Col: 2, Value: 81.40000000000001
Row: 1, Col: 3, Value: 0.4
Row: 1, Col: 4, Value: 3.9
Row: 1, Col: 5, Value: 12.3
Row: 1, Col: 6, Value: 1.3
United Kingdom 12.3%
Taiwan 3.9%
Singapore 0.4%
Hong Kong 81.4%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 5.2%
United Kingdom 13.2%
Row: 1, Col: 1, Value: 5.2
Row: 1, Col: 2, Value: 75.8
Row: 1, Col: 3, Value: 1.5
Row: 1, Col: 4, Value: 2.6
Row: 1, Col: 5, Value: 1.7
Row: 1, Col: 6, Value: 13.2
Taiwan 1.7%
Singapore 2.6%
Other 1.5%
Hong Kong 75.8%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                            % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                    MONTHS AGO
Stocks                       98.9                    94.8
Short-Term Investments and   1.1                     5.2
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO
HSBC Holdings PLC (Hong Kong)   10.7                     10.9
(Reg.)  (Banks)
Hutchison Whampoa Ltd.          9.7                      9.3
(Electrical Equipment)
China Telecom (Hong Kong)       8.5                      4.4
Ltd. (Cellular)
Sun Hung Kai Properties Ltd.    6.8                      7.5
(Real Estate)
Cheung Kong Holdings Ltd.       6.1                      6.7
(Real Estate)
Johnson Electric Holdings       4.1                      3.2
Ltd. (Electrical Equipment)
Television Broadcasts Ltd.      3.7                      1.1
(Broadcasting)
Henderson Land Development      3.4                      4.4
Co. Ltd.  (Real Estate)
Smartone Telecommunications     3.1                      2.1
Holdings Ltd.  (Cellular)
Hong Kong & China Gas Co.       2.6                      3.4
Ltd.  (Gas)
                                58.7                     53.0
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO
CONSTRUCTION & REAL ESTATE      21.4                     25.6
FINANCE                         19.6                     23.3
UTILITIES                       18.1                     15.9
INDUSTRIAL MACHINERY &          14.3                     12.7
EQUIPMENT
TECHNOLOGY                      7.8                      5.2
MEDIA & LEISURE                 7.5                      4.5
TRANSPORTATION                  3.4                      2.7
RETAIL & WHOLESALE              2.6                      0.5
DURABLES                        2.1                      1.5
HOLDING COMPANIES               1.5                      2.2

HONG KONG AND CHINA
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 98.9%
                                 SHARES                     VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE -
21.4%
BUILDING MATERIALS - 0.4%
Companion Building Material       6,242,000                 $ 118,926
(Holdings) Ltd. (a)
Companion Marble (Holdings)       2,690,000                  533,290
Ltd. (a)
                                                             652,216
CONSTRUCTION - 0.4%
Cheung Kong Infrastructure        342,000                    647,194
Holdings Ltd.
REAL ESTATE - 20.6%
Amoy Properties Ltd.              2,204,000                  1,900,978
Cheung Kong Holdings Ltd.         1,081,000                  9,810,827
Great Eagle Holdings Ltd.         992,000                    1,225,953
Henderson Land Development        1,210,000                  5,514,161
Co. Ltd.
HKR International Ltd.            287,200                    218,136
Hongkong Land Holdings Ltd.       341,000                    439,890
Kerry Properties Ltd.             414,000                    410,376
New World Development Co.         300,738                    569,110
Ltd.
Pacific Century Region            110,000                    635,570
Developments Ltd. (a)
Paliburg Holdings Ltd. (a)        1,248,000                  94,789
Sun Hung Kai Properties Ltd.      1,359,021                  10,978,188
Wharf Holdings Ltd.               506,485                    1,463,773
                                                             33,261,751
TOTAL CONSTRUCTION & REAL                                    34,561,161
ESTATE
DURABLES - 2.1%
AUTOS, TIRES, & ACCESSORIES -
0.1%
Denway Investment Ltd. (a)        1,036,000                  113,363
TEXTILES & APPAREL - 2.0%
Far Eastern Textile Ltd.          665,540                    910,606
Glorious Sun Enterprises          6,446,000                  2,344,226
                                                             3,254,832
TOTAL DURABLES                                               3,368,195
FINANCE - 19.6%
BANKS - 18.8%
Dah Sing Financial Holdings       263,744                    1,052,531
Ltd.
Dao Heng Bank Group Ltd.          400,000                    1,838,311
Hang Seng Bank Ltd.               270,000                    2,937,049
HSBC Holdings PLC (Hong Kong)     1,408,325                  17,340,000
(Reg.)
Liu Chong Hing Bank Ltd.          2,149,000                  2,227,015
Standard Chartered PLC            182,092                    2,555,653
Wing Hang Bank Ltd.               576,000                    1,879,712
Wing Lung Bank Ltd.               122,000                    471,164
                                                             30,301,435
CREDIT & OTHER FINANCE - 0.4%
Aeon Credit Service (ASIA)        1,476,000                  608,033
Co. Ltd.
                                 SHARES                     VALUE (NOTE 1)
INSURANCE - 0.0%
Pacific Century Insurance         26,000                    $ 13,974
Holdings Ltd.
SECURITIES INDUSTRY - 0.4%
Guoco Group Ltd.                  272,000                    728,321
TOTAL FINANCE                                                31,651,763
HEALTH - 0.2%
DRUGS & PHARMACEUTICALS - 0.2%
China Pharmaceutical              1,666,000                  304,547
Enterprise and Investment
Corp. Ltd.
China Pharmaceutical              166,600                    7,292
Enterprise and Investment
Corp. Ltd. warrants 10/20/01
(a)
                                                             311,839
HOLDING COMPANIES - 1.5%
First Pacific Co. Ltd.            1,000                      579
Jardine Matheson Holdings         159,000                    683,700
Ltd.
Jardine Strategic Holdings        474,000                    1,047,540
Ltd.
Wheelock & Co. Ltd.               650,000                    736,354
                                                             2,468,173
INDUSTRIAL MACHINERY &
EQUIPMENT - 14.3%
ELECTRICAL EQUIPMENT - 14.3%
Chen Hsong Holdings Ltd.          3,870,000                  757,261
Hutchison Whampoa Ltd.            1,569,000                  15,754,634
Johnson Electric Holdings         1,217,080                  6,580,505
Ltd.
                                                             23,092,400
MEDIA & LEISURE - 7.5%
BROADCASTING - 5.0%
Asia Satellite                    894,000                    2,106,102
Telecommunications Holdings
Ltd.
Television Broadcasts Ltd.        1,119,000                  5,978,180
                                                             8,084,282
ENTERTAINMENT - 0.2%
e-New Media Co. Ltd. (a)          1,602,000                  391,838
PUBLISHING - 0.4%
Culturecom Holdings Ltd. (a)      8,106,000                  448,710
Oriental Press Group Ltd. (a)     786,000                    105,232
                                                             553,942
RESTAURANTS - 1.9%
Cafe de Coral Holdings Ltd.       7,070,000                  2,980,722
TOTAL MEDIA & LEISURE                                        12,010,784
NONDURABLES - 0.4%
BEVERAGES - 0.4%
Vitasoy International             2,091,000                  612,387
Holdings Ltd.
COMMON STOCKS - CONTINUED
                                 SHARES                     VALUE (NOTE 1)
RETAIL & WHOLESALE - 2.6%
APPAREL STORES - 2.3%
Esprit Asia Holdings Ltd.         1,524,000                 $ 1,441,993
Giordano International Ltd.       2,144,000                  2,277,034
                                                             3,719,027
GENERAL MERCHANDISE STORES -
0.3%
China Everbright Ltd.             746,000                    532,994
TOTAL RETAIL & WHOLESALE                                     4,252,021
TECHNOLOGY - 7.8%
COMMUNICATIONS EQUIPMENT - 2.6%
CCT Telecom Holdings Ltd. (a)     7,732,000                  2,488,414
Champion Technology Holdings      5,168,000                  302,709
Ltd.
Pacific Century CyberWorks        1,832,000                  1,379,660
Ltd. (a)
                                                             4,170,783
COMPUTER SERVICES & SOFTWARE
- - 0.4%
MyWeb Inc.com (a)                 14,500                     288,188
New World CyberBase Ltd. (a)      1,200,000                  312,822
                                                             601,010
COMPUTERS & OFFICE EQUIPMENT
- - 0.7%
Asustek Computer, Inc.            38,000                     398,928
Compal Electronics, Inc.          30,926                     103,834
D-Link Corp.                      393,600                    657,654
                                                             1,160,416
ELECTRONICS - 4.1%
ASM Pacific Technology Ltd.       1,098,000                  1,293,344
Chartered Semiconduct             1,000                      33,188
Manufacturing Ltd. ADR
Hon Hai Precision Industries      84,000                     574,653
Co. Ltd.
Phoenixtec Power Co. Ltd.         311,970                    634,365
Siliconware Precision             129,150                    232,079
Industries Co. Ltd.
Taiwan Semiconductor              248,460                    1,104,441
Manufacturing Co. Ltd.
United Microelectronics Corp.     254,000                    660,624
Varitronix International Ltd.     492,000                    1,060,891
Winbond Electronics Corp. (a)     321,000                    586,948
Winbond Electronics Corp.         29,300                     523,005
sponsored GDR (a)(c)
                                                             6,703,538
TOTAL TECHNOLOGY                                             12,635,747
TRANSPORTATION - 3.4%
AIR TRANSPORTATION - 2.1%
Cathay Pacific Airways Ltd.       924,000                    1,879,403
Swire Pacific Ltd.:
Class A                           206,000                    1,020,984
Class B                           730,500                    540,728
                                                             3,441,115
                                 SHARES                     VALUE (NOTE 1)
SHIPPING - 0.8%
IMC Holdings Ltd. (a)             4,096,000                 $ 369,104
Shun Tak Holdings Ltd.            5,280,000                  917,611
                                                             1,286,715
TRUCKING & FREIGHT - 0.5%
New World Infrastructure Ltd.     146,000                    167,276
(a)
Shenzhen Expressway Co. Ltd.      4,288,000                  640,330
Class H
                                                             807,606
TOTAL TRANSPORTATION                                         5,535,436
UTILITIES - 18.1%
CELLULAR - 11.6%
China Telecom (Hong Kong)         4,080,000                  13,770,000
Ltd. (a)
Smartone Telecommunications       1,416,000                  4,994,645
Holdings Ltd.
                                                             18,764,645
ELECTRIC UTILITY - 1.2%
Beijing Datang Power              1,320,000                  275,283
Generation  Co. Ltd.
CLP Holdings Ltd.                 285,000                    1,306,128
Hong Kong Electric Holdings       22,871                     69,926
Ltd.
Huaneng Power International,      612,000                    183,175
Inc.  Class H
                                                             1,834,512
GAS - 2.6%
Hong Kong & China Gas Co.         3,189,800                  4,229,524
Ltd.
TELEPHONE SERVICES - 2.7%
Cable & Wireless HKT Ltd.         604,708                    1,379,490
City Telecom (HK) Ltd.            4,208,000                  2,952,317
                                                             4,331,807
TOTAL UTILITIES                                              29,160,488
TOTAL COMMON STOCKS                           159,660,394
(Cost $116,065,051)
CASH EQUIVALENTS - 0.7%
Taxable Central Cash Fund,        1,194,990                  1,194,990
5.21% (b) (Cost $1,194,990)
TOTAL INVESTMENT PORTFOLIO -                                 160,855,384
99.6%
(Cost $117,260,041)
NET OTHER ASSETS - 0.4%                                      662,220
NET ASSETS - 100%                            $ 161,517,604
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the
Securities
Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $523,005 or 0.3%
of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $120,385,352 and $129,771,899, respectively.
The fund participated in the security lending program. At period end there were no loans outstanding.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,386,286. The weighted average interest rate was 5.36%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $119,816,817. Net unrealized appreciation aggregated $41,038,567, of which $45,230,391 related to appreciated investment securities and $4,191,824 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $50,478,000, all of which will expire on October 31,
2006.
HONG KONG AND CHINA
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at              $ 160,855,384
value  (cost $117,260,041) -
See accompanying schedule
Cash                                       33,906
Foreign currency held at                   445,143
value  (cost $444,909)
Receivable for investments                 594,754
sold
Receivable for fund shares                 113,416
sold
Dividends receivable                       225,281
Interest receivable                        1,516
Redemption fees receivable                 1,874
 TOTAL ASSETS                              162,271,274
LIABILITIES
Payable for investments        $ 169,469
purchased
Payable for fund shares         369,862
redeemed
Accrued management fee          95,641
Other payables and accrued      118,698
expenses
 TOTAL LIABILITIES                         753,670
NET ASSETS                                $ 161,517,604
Net Assets consist of:
Paid in capital                           $ 169,429,983
Undistributed net investment               1,848,938
income
Accumulated undistributed net              (53,356,934)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                43,595,617
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 11,414,483                $ 161,517,604
shares outstanding
NET ASSET VALUE and                        $14.15
redemption price per share
($161,517,604 (divided by)
11,414,483 shares)
Maximum offering price per                 $14.59
share (100/97.00 of $14.15)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                             $ 3,837,969
Dividends
Interest                                       213,992
Security lending                               324,121
                                               4,376,082
Less foreign taxes withheld                    (48,122)
 TOTAL INCOME                                  4,327,960
EXPENSES
Management fee                   $ 1,088,415
Transfer agent fees               542,873
Accounting and security           91,586
lending fees
Non-interested trustees'          453
compensation
Custodian fees and expenses       181,428
Registration fees                 25,502
Audit                             46,372
Legal                             534
Interest                          2,489
Miscellaneous                     13,136
 Total expenses before            1,992,788
reductions
 Expense reductions               (27,324)     1,965,464
NET INVESTMENT INCOME                          2,362,496
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            9,831,268
 Foreign currency transactions    284          9,831,552
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            35,814,998
 Assets and liabilities in        (2,476)      35,812,522
foreign currencies
NET GAIN (LOSS)                                45,644,074
NET INCREASE (DECREASE) IN                    $ 48,006,570
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                       $ 216,345
charges paid to FDC
 Sales charges - Retained by                  $ 216,270
FDC
 Expense Reductions                           $ 27,063
  Directed brokerage
arrangements
  Transfer agent credits                       261
                                              $ 27,324
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 2,362,496                  $ 4,741,212
income
 Net realized gain (loss)         9,831,552                    (61,779,009)
 Change in net unrealized         35,812,522                   41,852,376
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       48,006,570                   (15,185,421)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (4,312,427)                  (968,977)
from net investment income
Share transactions Net            89,140,338                   103,918,242
proceeds from sales of shares
 Reinvestment of distributions    4,182,802                    960,768
 Cost of shares redeemed          (116,955,228)                (125,865,511)
 NET INCREASE (DECREASE) IN       (23,632,088)                 (20,986,501)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   631,730                      548,707
  TOTAL INCREASE (DECREASE)       20,693,785                   (36,592,192)
IN NET ASSETS
NET ASSETS
 Beginning of period              140,823,819                  177,416,011
 End of period (including        $ 161,517,604                $ 140,823,819
undistributed net investment
income of $1,848,938 and
$3,798,587, respectively)
OTHER INFORMATION
Shares
 Sold                             7,169,572                    10,103,475
 Issued in reinvestment of        415,738                      81,433
distributions
 Redeemed                         (9,914,200)                  (12,481,967)
 Net increase (decrease)          (2,328,890)                  (2,297,059)

FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999       1998       1997       1996 E
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.25    $ 11.06    $ 12.97    $ 10.00
period
Income from Investment
Operations
Net investment income C           .19        .31        .17        .29
Net realized and unrealized       3.98       (1.10)     (1.95)     2.64
gain (loss)
Total from investment             4.17       (.79)      (1.78)     2.93
operations
Less Distributions
 From net investment income       (.32)      (.06)      (.14)      (.01)
From net realized gain            -          -          (.08)      -
Total distributions               (.32)      (.06)      (.22)      (.01)
Redemption fees added to paid     .05        .04        .09        .05
in capital
Net asset value, end of period   $ 14.15    $ 10.25    $ 11.06    $ 12.97
TOTAL RETURN A, B                 42.44%     (6.85)%    (13.36)%   29.83%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 161,518  $ 140,824  $ 177,416  $ 109,880
(000 omitted)
Ratio of expenses to average      1.34%      1.41%      1.31%      1.62%
net assets
Ratio of expenses to average      1.32% D    1.40% D    1.31%      1.62%
net assets after expense
reductions
Ratio of net investment           1.59%      3.07%      1.18%      2.53%
income to average net assets
Portfolio turnover rate           84%        109%       174%       118%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
E FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
JAPAN
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY JAPAN                     116.35%      60.16%        136.17%
FIDELITY JAPAN   (INCL. 3.00%      109.86%      55.36%        129.08%
SALES CHARGE)
TOPIX                              69.97%       -4.37%        42.85%
Japanese Funds Average             95.57%       31.32%        n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) -
a market capitalization-weighted index of over 1,100 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 44 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY JAPAN                   116.35%      9.88%         12.81%
FIDELITY JAPAN   (INCL. 3.00%    109.86%      9.21%         12.33%
SALES CHARGE)
TOPIX                            69.97%       -0.89%        5.13%
Japanese Funds Average           95.57%       4.61%         n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Fund                  TOPIX
             00350                       TK001
  1992/09/15       9700.00                    10000.00
  1992/09/30       9641.80                     9815.42
  1992/10/31       9544.80                     9336.12
  1992/11/30       9641.80                     9576.86
  1992/12/31       9661.20                     9437.20
  1993/01/31       9748.50                     9388.21
  1993/02/28      10301.40                     9815.57
  1993/03/31      11484.80                    11253.41
  1993/04/30      13036.80                    13170.39
  1993/05/31      13405.40                    13966.69
  1993/06/30      12610.00                    13389.70
  1993/07/31      13453.90                    14330.57
  1993/08/31      13686.70                    14650.81
  1993/09/30      13318.10                    13889.46
  1993/10/31      12949.50                    13636.41
  1993/11/30      11252.00                    11429.98
  1993/12/31      11637.09                    11715.04
  1994/01/31      13010.29                    13586.06
  1994/02/28      13621.71                    14249.19
  1994/03/31      13391.17                    13845.83
  1994/04/30      13701.90                    14386.73
  1994/05/31      14082.78                    14648.69
  1994/06/30      14934.77                    15465.45
  1994/07/31      14443.62                    14910.88
  1994/08/31      14393.51                    14947.34
  1994/09/30      14042.69                    14552.59
  1994/10/31      14303.30                    14937.45
  1994/11/30      13331.03                    14052.07
  1994/12/31      13552.55                    14299.84
  1995/01/31      12387.96                    13546.80
  1995/02/28      11810.82                    12780.10
  1995/03/31      12758.98                    13884.10
  1995/04/30      12913.57                    14548.67
  1995/05/31      12181.84                    13609.31
  1995/06/30      12016.94                    12960.37
  1995/07/31      12820.82                    13960.65
  1995/08/31      12769.29                    13417.71
  1995/09/30      12738.37                    13428.96
  1995/10/31      12449.80                    12721.44
  1995/11/30      12594.08                    13464.74
  1995/12/31      13263.98                    14067.55
  1996/01/31      13171.23                    13932.57
  1996/02/29      12810.51                    13709.11
  1996/03/31      13171.23                    14169.24
  1996/04/30      14016.33                    15121.58
  1996/05/31      13511.33                    14389.30
  1996/06/30      13748.37                    14458.38
  1996/07/31      13068.16                    13756.75
  1996/08/31      12573.47                    13177.79
  1996/09/30      12862.04                    13557.37
  1996/10/31      12037.55                    12655.38
  1996/11/30      12336.43                    12756.39
  1996/12/31      11779.52                    11779.59
  1997/01/31      10892.44                    10516.37
  1997/02/28      11181.26                    10724.66
  1997/03/31      10995.59                    10331.19
  1997/04/30      11542.28                    10584.92
  1997/05/31      12872.89                    11901.06
  1997/06/30      13574.29                    12672.60
  1997/07/31      13935.31                    12178.72
  1997/08/31      12295.26                    11093.36
  1997/09/30      12439.66                    10753.27
  1997/10/31      11449.44                     9937.19
  1997/11/30      11036.85                     9188.53
  1997/12/31      10515.02                     8470.67
  1998/01/31      11186.63                     9376.43
  1998/02/28      11008.24                     9454.41
  1998/03/31      10305.14                     8817.25
  1998/04/30      10777.37                     8701.22
  1998/05/31      10441.56                     8293.03
  1998/06/30      10462.55                     8346.71
  1998/07/31      10724.90                     8236.34
  1998/08/31       9633.52                     7389.77
  1998/09/30       9738.46                     7235.42
  1998/10/31      10588.47                     8404.64
  1998/11/30      11312.56                     8804.35
  1998/12/31      11890.92                     9128.11
  1999/01/31      11796.21                     9173.65
  1999/02/28      11722.55                     8955.23
  1999/03/31      13469.36                    10158.76
  1999/04/30      14374.33                    10642.34
  1999/05/31      13795.57                    10165.67
  1999/06/30      16100.09                    11129.49
  1999/07/31      18141.54                    12264.80
  1999/08/31      19793.64                    12654.46
  1999/09/30      21287.90                    13484.72
  1999/10/29      22908.43                    14285.26
IMATRL PRASUN   SHR__CHT 19991031 19991111 112208 R00000000000089
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $22,908 - a 129.08% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $14,285 - a 42.85% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
JAPAN
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Brenda Reed, Portfolio Manager of Fidelity Japan
Fund
Q. HOW DID THE FUND PERFORM, BRENDA?
A. Both absolute and relative performance were quite good - the fund soundly beat its benchmark against the backdrop of a very strong overall market. For the 12 months that ended October 31, 1999, the fund returned 116.35%, compared to 69.97% for the Tokyo Stock Exchange
Index (TOPIX) and 95.57% for the Japanese funds average monitored by
Lipper Inc.
Q. WHAT ACCOUNTED FOR THE FUND'S EXTRAORDINARILY
STRONG PERFORMANCE?
A. The fund benefited from great stock selection virtually across the board. Overweightings in telecommunications and technology also helped, as these sectors were buoyed by the restructuring trends unfolding in Japan. The wireless telecommunications industry was particularly vibrant during the period. In contrast to the situation in the United States, wireless - or cellular - phones are much more common in Japan than personal computers. Consequently, a lot of investors concentrated their buying on companies offering products and services for the wireless telecommunications market, and the fund benefited substantially from its numerous investments in that industry. Finally, the yen continued to appreciate against the dollar during the period, which increased the value of Japanese stocks in
U.S. dollar terms.
Q. THE BIGGEST SECTOR CHANGES IN THE PAST SIX MONTHS WERE AN INCREASE
IN UTILITIES FROM 7.9% TO 13.5% AS A PERCENTAGE OF NET ASSETS AND A
DECREASE IN FINANCE STOCKS FROM 17.6% TO 12.8% OF NET ASSETS. CAN YOU
COMMENT ON THOSE CHANGES?
A. Utilities showed a big increase because of my decision to increase the fund's investments in growth-oriented telecommunications stocks, which are classified as utilities. In the finance area, I cut back on non-bank finance companies, which were subject to increased competitive pressures from banks and, after a vigorous third-quarter advance, were no longer attractively valued.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Hikari Tsushin was a standout performer. With its dynamic business model, which involves both one-time payments and ongoing compensation for each wireless phone the company sells, Hikari Tsushin positioned itself as a key player in the wireless communications industry.
Furthermore, the company revealed plans to use a similar business model for the Internet market. NTT Mobile Communication is Japan's largest provider of wireless phone service. The stock benefited from investors' enthusiasm about the introduction of a new wireless phone with Internet capabilities. Another strong holding, Softbank Corp., appeared to have successfully remade itself. A few years ago, it was known for owning computer magazines and selling software in the retail market. Now Softbank is essentially a venture capital firm, with stakes in a number of well-known Internet companies such as Yahoo!
Japan and eBay Japan.
Q. WHAT STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A. The worst offender was Nichiei Co., one of the non-bank finance companies I sold for reasons mentioned earlier. Riso Kagaku - the industrial-printer manufacturer mentioned in the semiannual report six month ago - again detracted from performance. The stock suffered from earnings downgrades as business from Southeast Asia and Latin America fell off. However, the company had a great cash flow, its new products were selling well and the stock price was extremely cheap as the period came to an end. As a result, I held on to the stock.
Q. WHAT'S YOUR OUTLOOK, BRENDA?
A. Overall, my outlook is very positive. One short-term bump in the road, though, could be Y2K. Many companies have built up excess inventory as insurance against supply disruptions. If business continues as usual, new orders could suffer while that excess inventory is being depleted. In most cases, however, the excess amounts to only a few weeks' worth, so I don't see this as anything more than a very short-term potential problem. Going forward, I will be looking carefully for continuing evidence of the commitment to restructuring that many companies have expressed. One possibility, now that the economy is recovering and the stock market is rising again, is that some managements will slack off and fail to follow through on their restructuring plans. With Fidelity's strong research presence in
Japan, I anticipate staying on the cutting edge of these developments, and I am confident that we can continue to identify promising investment opportunities for our shareholders.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE  A-3.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Japanese issuers
FUND NUMBER: 350
TRADING SYMBOL: FJPNX
START DATE: September 15, 1992
SIZE: as of October 31, 1999, more than
$891 million
MANAGER: Brenda Reed, since 1998; associate
manager, Fidelity Japan Fund, October-December
1998; manager, Fidelity Select Automotive
Portfolio, 1994-1996; Fidelity Select Air
Transportation Portfolio, 1993-1994; joined
Fidelity in 1992
(checkmark)
JAPAN
INVESTMENT CHANGES
AS OF OCTOBER 31,1999
United States 4.5%
Row: 1, Col: 1, Value: 95.5
Row: 1, Col: 2, Value: 4.5
Japan 95.5%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 3.1%
Row: 1, Col: 1, Value: 96.90000000000001
Row: 1, Col: 2, Value: 3.1
Japan 96.9%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO
Stocks                        95.5                    96.2
Bonds                         0.0                     1.6
Short-Term Investments and    4.5                     2.2
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO
NTT Mobile Communication        4.1                      2.9
Network, Inc.  (Cellular)
Kokusai Denshin Denwa           2.5                      0.7
(Telephone Services)
Takeda Chemical Industries      2.3                      2.5
Ltd.  (Drugs &
Pharmaceuticals)
Toyota Motor Corp.  (Autos,     2.2                      2.9
Tires, & Accessories)
Softbank Corp.  (Computers &    2.2                      1.2
Office Equipment)
Hikari Tsushin, Inc.            2.1                      1.4
(Cellular)
Bank of Tokyo-Mitsubishi Ltd.   2.0                      2.8
 (Banks)
Toyoda Gosei Co. Ltd.           1.9                      0.0
(Autos, Tires, & Accessories)
Kyocera Corp.  (Electronics)    1.9                      0.7
Omron Corp.  (Electrical        1.8                      1.5
Equipment)
                                23.0                     16.6
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO
TECHNOLOGY                      23.9                     23.4
UTILITIES                       13.5                     7.9
FINANCE                         12.8                     17.6
DURABLES                        12.6                     13.6
HEALTH                          6.9                      7.4
BASIC INDUSTRIES                6.7                      4.9
INDUSTRIAL MACHINERY &          6.3                      6.8
EQUIPMENT
RETAIL & WHOLESALE              4.5                      4.6
NONDURABLES                     2.9                      5.3
MEDIA & LEISURE                 2.5                      1.6

JAPAN
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 95.5%
                                 SHARES                      VALUE (NOTE 1)
BASIC INDUSTRIES - 6.7%
CHEMICALS & PLASTICS - 4.4%
Asahi Chemical Industry Co.       600,000                    $ 3,630,252
Ltd.
Hitachi Chemical Co. Ltd.         223,000                     4,133,398
Kaneka Corp.                      590,000                     7,734,454
Mitsubishi Chemical Corp.         1,400,000                   6,359,664
Nippon Zeon Co. Ltd.              560,000                     4,840,336
Nissan Chemical Industries        470,000                     3,042,305
Co. Ltd.
Shin-Etsu Chemical Co. Ltd.       224,000                     9,250,421
                                                              38,990,830
IRON & STEEL - 0.5%
Nippon Steel Corp.                1,740,000                   4,428,332
METALS & MINING - 1.1%
Furukawa Electric Co. Ltd.        1,414,000                   10,320,673
PAPER & FOREST PRODUCTS - 0.7%
Hokuetsu Paper Mills Ltd.         390,000                     3,153,710
Nippon Paper Industries Co.       370,000                     2,878,271
Ltd.
                                                              6,031,981
TOTAL BASIC INDUSTRIES                                        59,771,816
CONSTRUCTION & REAL ESTATE -
1.1%
BUILDING MATERIALS - 0.5%
Nippon Sheet Glass Co. Ltd.       760,000                     4,729,700
ENGINEERING - 0.6%
Nippon Computer Systems Corp.     255,000                     4,995,919
TOTAL CONSTRUCTION & REAL                                     9,725,619
ESTATE
DURABLES - 12.6%
AUTOS, TIRES, & ACCESSORIES -
7.8%
Bridgestone Corp.                 160,000                     4,410,084
Denso Corp.                       180,000                     3,854,982
Fuji Heavy Industries Ltd.        250,000                     2,127,251
Hino Motors Ltd. (a)              830,000                     3,021,081
Honda Motor Co. Ltd.              108,000                     4,542,750
Koyo Seiko Co. Ltd.               355,000                     3,798,031
Mazda Motor Corp.                 600,000                     3,267,227
Toyoda Automatic Loom Works       220,000                     4,289,076
Ltd.
Toyoda Gosei Co. Ltd.             391,000                     16,860,409
Toyota Motor Corp.                572,000                     19,831,165
Yamaha Motor Co. Ltd.             380,000                     3,094,742
                                                              69,096,798
CONSUMER DURABLES - 1.1%
Sankyo Co. Ltd. (Gunma)           128,500                     10,181,273
CONSUMER ELECTRONICS - 3.3%
Citizen Watch Co. Ltd.            343,000                     2,427,765
Matsushita Electric               296,000                     6,269,650
Industrial Co. Ltd.
Sharp Corp.                       440,000                     7,014,646
Sony Corp.                        84,700                      13,530,826
                                                              29,242,887
                                 SHARES                      VALUE (NOTE 1)
HOME FURNISHINGS - 0.4%
Otsuka Kagu Ltd.                  12,000                     $ 3,572,629
TOTAL DURABLES                                                112,093,587
FINANCE - 12.8%
BANKS - 7.6%
Bank of Tokyo-Mitsubishi Ltd.     1,061,000                   17,607,761
Dai-Ichi Kangyo Bank Ltd.         680,000                     9,338,776
Fuji Bank Ltd.                    600,000                     8,240,096
Sakura Bank Ltd.                  1,534,000                   13,200,135
Sanwa Bank Ltd.                   938,000                     13,972,034
The Suruga Bank Ltd.              35,000                      514,286
Toyo Trust & Banking Co. Ltd.     740,000                     4,690,516
                                                              67,563,604
CREDIT & OTHER FINANCE - 2.6%
Aeon Credit Service Ltd.          90                          13,138
Aiful Corp.                       59,600                      9,272,702
Jafco Co. Ltd.                    45,000                      5,056,423
Shohkoh Fund & Co. Ltd.           7,800                       4,779,256
Takefuji Corp.                    36,300                      4,706,363
                                                              23,827,882
SECURITIES INDUSTRY - 2.6%
Daiwa Securities Co. Ltd.         1,237,000                   13,222,387
New Japan Securities Co. Ltd.     597,000                     1,760,183
(a)
Nikko Securities Co. Ltd.         855,000                     8,047,059
                                                              23,029,629
TOTAL FINANCE                                                 114,421,115
HEALTH - 6.9%
DRUGS & PHARMACEUTICALS - 5.3%
Banyu Pharmaceutical Co. Ltd.     180,000                     3,300,072
Fujisawa Pharmaceutical Co.       423,000                     10,602,930
Ltd.
Takeda Chemical Industries        350,000                     20,134,455
Ltd.
Yamanouchi Pharmaceutical Co.     148,000                     6,723,074
Ltd.
Yoshitomi Pharmaceutical          480,000                     6,545,979
Industries Ltd.
                                                              47,306,510
MEDICAL EQUIPMENT & SUPPLIES
- - 1.6%
Hoya Corp.                        167,000                     12,028,812
Japan Medical Dynamic             26,500                      1,450,660
Marketing, Inc.
Terumo Corp.                      39,000                      1,187,323
                                                              14,666,795
TOTAL HEALTH                                                  61,973,305
INDUSTRIAL MACHINERY &
EQUIPMENT - 6.3%
ELECTRICAL EQUIPMENT - 2.9%
Mitsubishi Electric Corp.         1,140,000                   6,317,215
Omron Corp.                       772,000                     16,162,882
Yokogawa Electric Corp.           515,000                     3,610,564
                                                              26,090,661
COMMON STOCKS - CONTINUED
                                 SHARES                      VALUE (NOTE 1)
INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY &
EQUIPMENT - 3.4%
Amada Co. Ltd.                    1,200,000                  $ 9,219,688
Daifuku Co. Ltd.                  179,000                     1,167,261
Fuji Machine Manufacturing        41,000                      1,909,724
Co. Ltd.
Hitachi Metals Ltd.               440,000                     2,167,779
SMC Corp.                         44,000                      7,432,990
THK Co. Ltd.                      259,000                     8,482,017
                                                              30,379,459
TOTAL INDUSTRIAL MACHINERY &                                  56,470,120
EQUIPMENT
MEDIA & LEISURE - 2.5%
BROADCASTING - 0.5%
Tokyo Broadcasting System,        160,000                     4,233,374
Inc.
ENTERTAINMENT - 0.8%
Sony Music Entertainment Ltd.     50,800                      6,630,224
LEISURE DURABLES & TOYS - 0.9%
Namco Ltd.                        95,000                      4,488,836
Nintendo Co. Ltd.                 22,300                      3,544,442
                                                              8,033,278
PUBLISHING - 0.3%
Kadokawa Shoten Publish Co.       12,000                      2,997,551
Ltd.
TOTAL MEDIA & LEISURE                                         21,894,427
NONDURABLES - 2.9%
BEVERAGES - 1.9%
Coca-Cola West Japan Co. Ltd.     60,000                      2,673,710
Fuji Coca-Cola Bottling Co.       200,000                     3,841,537
Ltd.
Ito En Ltd.                       51,000                      5,240,817
Kinki Coca-Cola Bottling Co.      104,000                     1,797,839
Ltd.
Kirin Brewery Co. Ltd.            276,000                     3,164,888
                                                              16,718,791
FOODS - 0.6%
Yakult Honsha Co. Ltd.            310,000                     3,173,686
Yonekyu Corp.                     170,000                     2,610,612
                                                              5,784,298
HOUSEHOLD PRODUCTS - 0.4%
Kao Corp.                         114,000                     3,481,585
TOTAL NONDURABLES                                             25,984,674
RETAIL & WHOLESALE - 4.5%
APPAREL STORES - 0.4%
World Co. Ltd.                    32,000                      3,242,257
GENERAL MERCHANDISE STORES -
3.2%
FamilyMart Co. Ltd.               70,000                      4,873,950
Ito-Yokado Co. Ltd.               183,000                     14,657,576
Seven Eleven Japan Co. Ltd.       94,000                      8,621,369
                                                              28,152,895
                                 SHARES                      VALUE (NOTE 1)
RETAIL & WHOLESALE,
MISCELLANEOUS - 0.9%
Paris Miki, Inc.                  50,400                     $ 4,065,883
Senshukai Co. Ltd.                233,000                     4,473,153
                                                              8,539,036
TOTAL RETAIL & WHOLESALE                                      39,934,188
SERVICES - 1.8%
PRINTING - 0.9%
Dai Nippon Printing Co. Ltd.      150,000                     2,738,536
Riso Kagaku Corp.                 72,600                      3,137,575
Toppan Forms Co. Ltd.             90,000                      2,381,273
                                                              8,257,384
SERVICES - 0.9%
Nippon System Development Co.     91,000                      7,778,152
Ltd.
TOTAL SERVICES                                                16,035,536
TECHNOLOGY - 23.9%
COMMUNICATIONS EQUIPMENT - 1.3%
Matsushita Communication          40,000                      6,730,372
Industrial Co. Ltd.
NEC Corp.                         227,000                     4,599,952
                                                              11,330,324
COMPUTER SERVICES & SOFTWARE
- - 3.8%
CSK Corp.                         60,000                      2,765,907
Hitachi Information Systems       215,000                     8,300,601
Konami Co. Ltd.                   95,000                      9,214,886
Oracle Corp. Japan                15,500                      3,155,822
Square Co. Ltd.                   34,000                      2,462,041
Trend Micro, Inc.                 39,000                      7,753,182
                                                              33,652,439
COMPUTERS & OFFICE EQUIPMENT
- - 7.2%
Canon, Inc.                       77,000                      2,181,513
Fujitsu Ltd.                      403,000                     12,152,894
Fujitsu Support & Service,        21,000                      5,909,244
Inc.
Hitachi Ltd.                      906,000                     9,852,751
Nihon Unisys Ltd.                 160,000                     5,624,010
Ricoh Co. Ltd.                    572,000                     9,344,269
Softbank Corp.                    46,900                      19,503,194
                                                              64,567,875
ELECTRONIC INSTRUMENTS - 2.0%
Advantest Corp.                   36,000                      5,428,092
Tokyo Seimitsu Co. Ltd.           100,000                     12,206,483
                                                              17,634,575
ELECTRONICS - 9.1%
Hirose Electric Co. Ltd.          55,600                      9,712,980
Hosiden Corp.                     115,000                     4,362,545
Koa Denko Co. Ltd.                135,000                     2,346,699
Kyocera Corp.                     173,000                     16,614,647
Mitsumi Electric Co. Ltd.         120,000                     3,215,366
Nichicon Corp.                    527,000                     11,438,368
COMMON STOCKS - CONTINUED
                                 SHARES                      VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Nidec Corp.                       28,000                     $ 5,445,378
Nitto Denko Corp.                 195,000                     7,715,727
Rohm Co. Ltd.                     58,000                      13,034,334
TDK Corp.                         78,000                      7,648,308
                                                              81,534,352
PHOTOGRAPHIC EQUIPMENT - 0.5%
Olympus Optical Co. Ltd.          305,000                     4,130,132
TOTAL TECHNOLOGY                                              212,849,697
UTILITIES - 13.5%
CELLULAR - 7.6%
Hikari Tsushin, Inc.              23,700                      19,096,568
NTT Mobile Communication          1,356                       36,073,179
Network, Inc.
NTT Mobile Communication          472                         12,556,447
Network, Inc. (c)
                                                              67,726,194
TELEPHONE SERVICES - 5.9%
DDI Corp.                         1,420                       15,546,699
Kokusai Denshin Denwa             180,000                     22,645,859
Nippon Telegraph & Telephone      915                         14,060,025
Corp.
                                                              52,252,583
TOTAL UTILITIES                                               119,978,777
TOTAL COMMON STOCKS                            851,132,861
(Cost $538,701,887)
CASH EQUIVALENTS - 11.1%
Central Cash Collateral Fund,     53,557,619                  53,557,619
5.26% (b)
Taxable Central Cash Fund,        45,335,264                  45,335,264
5.21% (b)
TOTAL CASH EQUIVALENTS                         98,892,883
(Cost $98,892,883)
TOTAL INVESTMENT PORTFOLIO -                                  950,025,744
106.6%
(Cost $637,594,770)
NET OTHER ASSETS - (6.6)%                                     (58,784,697)
NET ASSETS - 100%                             $ 891,241,047
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the
Securities
Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,556,447 or
1.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $587,695,928 and $349,308,848, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company.
The commissions paid to these affiliated firms were $3,655 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $50,853,059. The fund received cash collateral of $53,557,619 which was invested in the
Central Cash Collateral Fund. Cash collateral includes $282,600 received for unsettled security loans.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,662,200. The weighted average interest rate was 5.07%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $637,806,232. Net unrealized appreciation aggregated $312,219,512, of which $317,439,843 related to appreciated investment securities and $5,220,331 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $44,939,000 of which $11,008,000 and $33,931,000 will expire on October 31, 2005 and 2006, respectively.
JAPAN
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at                 $ 950,025,744
value  (cost $637,594,770) -
See accompanying schedule
Receivable for investments                    18,863,016
sold
Receivable for fund shares                    5,040,935
sold
Dividends receivable                          1,271,230
Interest receivable                           128,696
Redemption fees receivable                    15,504
Other receivables                             27,027
 TOTAL ASSETS                                 975,372,152
LIABILITIES
Payable for investments        $ 28,074,797
purchased
Payable for fund shares         1,679,830
redeemed
Accrued management fee          555,237
Other payables and accrued      263,622
expenses
Collateral on securities        53,557,619
loaned,  at value
 TOTAL LIABILITIES                            84,131,105
NET ASSETS                                   $ 891,241,047
Net Assets consist of:
Paid in capital                              $ 610,734,718
Undistributed net investment                  13,253,040
income
Accumulated undistributed net                 (45,150,065)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                   312,403,354
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 40,946,589                   $ 891,241,047
shares outstanding
NET ASSET VALUE and                           $21.77
redemption price per share
($891,241,047 (divided by)
40,946,589 shares)
Maximum offering price per                    $22.44
share (100/97.00 of $21.77)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                              $ 2,523,306
Dividends
Interest                                        1,206,842
Security lending                                56,746
                                                3,786,894
Less foreign taxes withheld                     (378,496)
 TOTAL INCOME                                   3,408,398
EXPENSES
Management fee Basic fee         $ 3,283,457
 Performance adjustment           595,599
Transfer agent fees               1,166,036
Accounting and security           250,625
lending fees
Non-interested trustees'          1,941
compensation
Custodian fees and expenses       163,437
Registration fees                 87,482
Audit                             32,733
Legal                             1,192
Interest                          5,154
 Total expenses before            5,587,656
reductions
 Expense reductions               (59,100)      5,528,556
NET INVESTMENT INCOME (LOSS)                    (2,120,158)
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            63,450,396
 Foreign currency transactions    (443,642)     63,006,754
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            309,070,924
 Assets and liabilities in        (104,034)     308,966,890
foreign currencies
NET GAIN (LOSS)                                 371,973,644
NET INCREASE (DECREASE) IN                     $ 369,853,486
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                        $ 1,800,232
charges paid to FDC
 Sales charges - Retained by                   $ 1,799,715
FDC
 Expense Reductions                            $ 54,682
  Directed brokerage
arrangements
  Custodian credits                             1,969
  Transfer agent credits                        2,449
                                               $ 59,100
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ (2,120,158)                $ (886,023)
income (loss)
 Net realized gain (loss)         63,006,754                   (33,687,055)
 Change in net unrealized         308,966,890                  15,140,754
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       369,853,486                  (19,432,324)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (833,682)                    (3,904,278)
in excess of net investment
income
Share transactions Net            547,523,917                  166,701,599
proceeds from sales of shares
 Reinvestment of distributions    804,286                      3,837,897
 Cost of shares redeemed          (292,716,488)                (137,739,104)
 NET INCREASE (DECREASE) IN       255,611,715                  32,800,392
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   1,215,013                    375,918
  TOTAL INCREASE (DECREASE)       625,846,532                  9,839,708
IN NET ASSETS
NET ASSETS
 Beginning of period              265,394,515                  255,554,807
 End of period (including        $ 891,241,047                $ 265,394,515
under (over) distribution of
net investment income of
$13,253,040 and
$(4,689,993), respectively)
OTHER INFORMATION
Shares
 Sold                             34,652,174                   16,601,342
 Issued in reinvestment of        73,856                       370,453
distributions
 Redeemed                         (20,092,286)                 (13,676,838)
 Net increase (decrease)          14,633,744                   3,294,957

FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.09    $ 11.10    $ 11.68    $ 12.08    $ 14.27
period
Income from Investment
Operations
Net investment income (loss)      (.07) C    (.04) C    (.06) C    (.02) C    (.02)
Net realized and unrealized       11.74      (.81)      (.55)      (.40)      (1.89)
gain (loss)
Total from investment             11.67      (.85)      (.61)      (.42)      (1.91)
operations
Less Distributions
In excess of net investment       (.03)      (.18)      (.01)      -          -
income
From net realized gain            -          -          -          -          (.36)
Total distributions               (.03)      (.18)      (.01)      -          (.36)
Redemption fees added to paid     .04        .02        .04        .02        .08
in capital
Net asset value, end of period   $ 21.77    $ 10.09    $ 11.10    $ 11.68    $ 12.08
TOTAL RETURN A, B                 116.35%    (7.52)%    (4.89)%    (3.31)%    (12.96)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 891,241  $ 265,395  $ 255,555  $ 290,495  $ 343,981
(000 omitted)
Ratio of expenses to average      1.24%      1.49%      1.42%      1.15%      1.15%
net assets
Ratio of expenses to average      1.23% D    1.48% D    1.40% D    1.14% D    1.15%
net assets after expense
reductions
Ratio of net investment           (.47)%     (.37)%     (.54)%     (.12)%     (.06)%
income (loss) to average net
assets
Portfolio turnover rate           79%        62%        70%        83%        86%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

JAPAN SMALLER COMPANIES
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND
FIDELITY JAPAN SMALLER             242.10%      106.95%
COMPANIES
FIDELITY JAPAN SMALLER             231.83%      100.74%
COMPANIES  (INCL. 3.00%
SALES CHARGE)
TOPIX Second Section               164.91%      37.66%
Japanese Funds Average             95.57%       n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Index
(TOPIX Second Section) - a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper
Inc. The past one year average represents a peer group of 44 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND
FIDELITY JAPAN SMALLER             242.10%      19.94%
COMPANIES
FIDELITY JAPAN SMALLER             231.83%      19.03%
COMPANIES  (INCL. 3.00%
SALES CHARGE)
TOPIX Second Section               164.91%      8.32%
Japanese Funds Average             95.57%       n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Small Companies       TOPIX 2nd Section Index
             00360                       EX005
  1995/11/01       9700.00                    10000.00
  1995/11/30       9661.20                    10335.33
  1995/12/31      10262.60                    10975.96
  1996/01/31      10107.40                    10804.92
  1996/02/29       9894.00                    10597.01
  1996/03/31      10272.30                    10646.28
  1996/04/30      11028.90                    11708.81
  1996/05/31      10602.10                    11395.42
  1996/06/30      10679.70                    11315.66
  1996/07/31      10185.00                    10994.68
  1996/08/31       9709.70                    10749.69
  1996/09/30       9632.10                    10480.50
  1996/10/31       8856.10                     9863.12
  1996/11/30       8477.80                     9534.70
  1996/12/31       7738.69                     8704.07
  1997/01/31       7036.95                     7918.69
  1997/02/28       7027.20                     7943.57
  1997/03/31       6637.34                     7373.48
  1997/04/30       6666.58                     7289.86
  1997/05/31       7748.44                     8537.79
  1997/06/30       8099.31                     8954.32
  1997/07/31       7797.17                     8282.33
  1997/08/31       6773.79                     7335.82
  1997/09/30       6471.65                     6623.67
  1997/10/31       6305.96                     6488.83
  1997/11/30       5643.20                     5546.61
  1997/12/31       5389.64                     5109.59
  1998/01/31       5946.18                     5889.51
  1998/02/28       5985.23                     6039.62
  1998/03/31       5467.75                     5636.64
  1998/04/30       5887.60                     5528.93
  1998/05/31       5770.43                     5257.19
  1998/06/30       5721.61                     5270.87
  1998/07/31       5926.65                     5282.13
  1998/08/31       5311.53                     4839.95
  1998/09/30       5243.18                     4632.10
  1998/10/31       5868.07                     5151.68
  1998/11/30       6356.26                     5552.29
  1998/12/31       7069.02                     5866.27
  1999/01/31       7537.68                     5940.63
  1999/02/28       8221.15                     6193.52
  1999/03/31      10027.46                     7536.45
  1999/04/30      11042.90                     8351.16
  1999/05/31      10554.71                     8063.28
  1999/06/30      13923.24                    10038.60
  1999/07/31      15504.98                    11213.77
  1999/08/31      17623.73                    12577.28
  1999/09/30      19371.46                    13567.61
  1999/10/29      20074.46                    13766.00
IMATRL PRASUN   SHR__CHT 19991031 19991129 100922 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995,
when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have been $20,074 - a 100.74% increase on the initial
investment. For comparison, look at how the Tokyo Stock Exchange
Second Section Stock Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $13,766 - a 37.66% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
JAPAN SMALLER COMPANIES
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Kenichi Mizushita, Portfolio Manager of Fidelity
Japan Smaller Companies Fund
Q. HOW DID THE FUND PERFORM, KENICHI?
A. The fund had an exceptional year, turning in a total return of
242.10% for the 12 months that ended October 31, 1999. By comparison, the Japanese funds average returned 95.57%, according to Lipper Inc., and the Tokyo Stock Exchange Second Section Stock Index returned
164.91% during the same time period.
Q. WHAT FACTORS HELPED YOU DELIVER SUCH GOOD PERFORMANCE?
A. Several factors helped. First, through careful stock selection among small-cap names, I was able to add some very strong performers to the fund's portfolio. Second, the fund's investment parameters were changed earlier this year, giving me a broader range of stocks from which to choose. Third, a significant improvement in investor sentiment in Japan - spurred by the government's fiscal and monetary policies - created a more favorable environment for small stocks, and helped boost the fund's return.
Q. RECENTLY, THE FUND CHANGED ITS NAME FROM JAPAN SMALL COMPANIES TO
JAPAN SMALLER COMPANIES. WHY?
A. The rapid appreciation of Japanese small-capitalization stocks caused their market caps to grow beyond levels commonly thought of as
"small cap" by investors in the United States. Between June 1 and
October 29, 1999, the average weighted market cap of the TSE Second
Section Index - the fund's benchmark - increased approximately 71%
from $2.0 billion to $3.4 billion. Changing the fund's name to Japan
Smaller Companies gives it a name that's descriptive of the fund's investment universe, and differentiates the fund from those that have the ability to invest in larger capitalization stocks found in the
Nikkei, TOPIX and other Japanese indexes.
Q. WHAT KINDS OF STOCKS ARE YOU ALLOWED TO PURCHASE FOR THE FUND NOW?
A. Earlier in the year, we changed the fund's investment parameters to allow the fund to purchase stocks of companies with market
capitalizations above $1 billion. These companies are among the largest of the small-cap stocks, and they did extremely well during the past year, given their strong positions in their respective industries. By Japanese standards, though, they're still considered small-cap stocks. Adding these companies, with a focus on such technology names as Oracle Japan and Trend Micro, beefed up the fund's investments in industry leaders.
Q. WHICH STOCKS TURNED OUT TO BE THE STARS DURING THE PAST YEAR?
A. Hikari Tsushin, the fund's largest holding and Japan's largest wholesaler of mobile telephones, successfully increased its market share and its stock performed very well. Fund holding Don Quijote's chain of discount stores, featuring late-night operation, continued to deliver strong earnings. Funai Electric is Japan's largest maker of
TV/VCRs, supplying the worldwide market, and has a very innovative and sophisticated production system in China. Funai began to diversify its product line, branching into laser printers and DVD players, which helped improve its competitiveness and profitability. Obic Co., an information technology software development company, focuses on small-to-medium companies. Since other IT software firms focus only on the largest companies, Obic's unique positioning and strong growth helped it perform well.
Q. WHAT ABOUT DISAPPOINTMENTS?
A. There were very few stocks that disappointed. Riso Kagaku, a manufacturer of printers, experienced lower demand from its South
American markets as they encountered economic troubles as well as lower demand in Japan for its products. The company's earnings growth slowed as a result. Idec Izumi makes switches for machines used in factories. With the manufacturing sector in Japan still sluggish, demand for the company's products was weak.
Q. WHAT'S YOUR OUTLOOK, KENICHI?
A. The good news is that the Japanese economy has been showing signs of recovery, and demonstrated positive Gross Domestic Product growth during the first and second quarters of 1999, backed by an increase in public spending and housing starts. Although consumption and capital expenditure activity are still weak, I believe that the economy is gradually improving. As for small-cap stocks, with a new NASDAQ Japan exchange opening next year and another exchange, MOTHERS - an offshoot of the Tokyo Stock Exchange - opening this year, I anticipate that more investors will join in the growing interest in small-cap stocks.
This positive sentiment should continue to build, assuming no major interference with the economic recovery in Japan.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Japanese issuers
with smaller market capitalizations
FUND NUMBER: 360
TRADING SYMBOL: FJSCX
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$1.7 billion
MANAGER: Kenichi Mizushita, since 1996;
manager, several Fidelity Investments Japan,
Ltd., and institutional funds; joined Fidelity in
1985
(checkmark)
JAPAN SMALLER COMPANIES
INVESTMENT CHANGES
AS OF OCTOBER 31,1999
United States 5.9%
Row: 1, Col: 1, Value: 94.09999999999999
Row: 1, Col: 2, Value: 5.9
Japan 94.1%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 6.7%
Row: 1, Col: 1, Value: 93.3
Row: 1, Col: 2, Value: 6.7
Japan 93.3%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO
Stocks                        94.1                    93.3
Short-Term Investments and    5.9                     6.7
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO
Hikari Tsushin, Inc.             3.4                      2.5
(Cellular)
Funai Electric Co. Ltd.          3.0                      0.8
(Consumer Electronics)
Tokyo Seimitsu Co. Ltd.          2.7                      0.8
(Electronic Instruments)
Fancl Corp.  (Household          2.4                      2.1
Products)
Obic Co. Ltd.   (Computer        2.4                      1.1
Services & Software)
Aiful Corp.   (Credit & Other    2.2                      0.6
Finance)
Trend Micro, Inc.   (Computer    2.0                      0.7
Services & Software)
Takasago Electric Industry       2.0                      1.7
Co.  (Leisure Durables & Toys)
Oracle Corp. Japan               1.9                      0.0
(Computer Services & Software)
Sony Music Entertainment Ltd.    1.9                      2.2
 (Entertainment)
                                 23.9                     12.5
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                                % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO
TECHNOLOGY                       23.0                     18.6
RETAIL & WHOLESALE               11.0                     12.4
MEDIA & LEISURE                  10.7                     8.1
NONDURABLES                      7.8                      9.3
DURABLES                         7.6                      4.8
SERVICES                         7.2                      6.2
INDUSTRIAL MACHINERY &           7.0                      7.6
EQUIPMENT
UTILITIES                        5.9                      3.0
CONSTRUCTION & REAL ESTATE       5.3                      10.2
FINANCE                          5.2                      6.4

COMMON STOCKS - 94.1%
                                 SHARES                         VALUE (NOTE 1)
BASIC INDUSTRIES - 0.6%
CHEMICALS & PLASTICS - 0.2%
Canon Chemicals, Inc.             77,000                        $ 701,782
Ferrotec Corp.                    179,000                        4,091,429
                                                                 4,793,211
METALS & MINING - 0.1%
Toami Corp.                       182,000                        1,328,403
PAPER & FOREST PRODUCTS - 0.3%
Rengo Co. Ltd.                    910,000                        4,806,723
TOTAL BASIC INDUSTRIES                                           10,928,337
CONSTRUCTION & REAL ESTATE -
5.3%
BUILDING MATERIALS - 3.1%
Advan Co. Ltd.                    179,400                        5,306,622
Arc Land Sakamoto Co. Ltd.        662,000                        11,126,051
Fujimi, Inc.                      323,900                        14,931,285
Hitachi Metals Techno Ltd.        485,000                        2,654,982
Kondotec, Inc.                    456,500                        2,630,492
Nichiha Corp.                     507,000                        5,112,605
Nippon Sheet Glass Co. Ltd.       700,000                        4,356,303
Noritz Corp.                      538,000                        8,499,496
                                                                 54,617,836
ENGINEERING - 0.2%
Daimei Telecom Engineering        348,000                        4,130,881
Corp.
REAL ESTATE - 2.0%
Able, Inc.                        123,000                        11,340,217
Meiwa Estate Co. Ltd.             135,000                        4,472,989
Nagawa Co. Ltd.                   138,000                        1,457,863
Sumitomo Real Estate Sales        397,000                        18,529,845
Co. Ltd.
                                                                 35,800,914
TOTAL CONSTRUCTION & REAL                                        94,549,631
ESTATE
DURABLES - 7.6%
AUTOS, TIRES, & ACCESSORIES -
1.8%
FCC Co. Ltd.                      261,000                        4,938,007
Toyoda Gosei Co. Ltd.             591,000                        25,484,659
Toyoda Machine Works Ltd.         250,000                        1,810,324
                                                                 32,232,990
CONSUMER DURABLES - 2.8%
Aderans Co. Ltd.                  262,000                        13,134,598
Heiwa Corp.                       261,000                        7,168,884
Sankyo Co. Ltd. (Gunma)           378,000                        29,949,581
                                                                 50,253,063
CONSUMER ELECTRONICS - 3.0%
Funai Electric Co. Ltd.           116,000                        52,582,956
TOTAL DURABLES                                                   135,069,009
                                 SHARES                         VALUE (NOTE 1)
FINANCE - 5.2%
BANKS - 0.3%
The Suruga Bank Ltd.              165,000                       $ 2,424,490
Tokyo Tomin Bank Ltd. (a)         103,400                        3,425,979
                                                                 5,850,469
CREDIT & OTHER FINANCE - 4.9%
Aiful Corp.                       255,000                        39,673,471
Jafco Co. Ltd.                    164,000                        18,427,852
Mycal Card, Inc.                  223,000                        9,851,621
Shohkoh Fund & Co. Ltd.           29,600                         18,136,664
                                                                 86,089,608
TOTAL FINANCE                                                    91,940,077
HEALTH - 2.8%
DRUGS & PHARMACEUTICALS - 0.7%
JCR Pharmaceuticals Co. Ltd.      535,000                        5,651,861
Sysmex Corp.                      202,000                        6,207,923
                                                                 11,859,784
MEDICAL EQUIPMENT & SUPPLIES
- - 2.1%
Hogy Medical Co.                  294,000                        19,764,707
Japan Medical Dynamic             336,000                        18,393,278
Marketing, Inc.
                                                                 38,157,985
TOTAL HEALTH                                                     50,017,769
INDUSTRIAL MACHINERY &
EQUIPMENT - 7.0%
ELECTRICAL EQUIPMENT - 1.5%
Hakuto Co. Ltd.                   532,000                        12,568,740
Icom, Inc.                        323,000                        5,118,368
Idec Izumi Corp.                  357,000                        3,946,286
Mirai Industry Co. Ltd.           322,000                        5,195,294
                                                                 26,828,688
INDUSTRIAL MACHINERY &
EQUIPMENT - 5.5%
Iuchi Seieido Co. Ltd.            118,000                        3,411,093
Misumi Corp.                      290,000                        21,027,612
Nitto Kohki Co. Ltd.              527,000                        11,742,041
Star Micronics Co. Ltd.           814,000                        11,530,853
THK Co. Ltd.                      455,000                        14,900,841
Tsubaki Nakashima Co. Ltd.        702,500                        10,120,048
Union Tool Co.                    237,000                        25,355,872
                                                                 98,088,360
TOTAL INDUSTRIAL MACHINERY &                                     124,917,048
EQUIPMENT
MEDIA & LEISURE - 10.7%
ENTERTAINMENT - 3.1%
Avex, Inc.                        98,000                         20,705,883
Sony Music Entertainment Ltd.     261,000                        34,064,732
                                                                 54,770,615
LEISURE DURABLES & TOYS - 2.0%
Takasago Electric Industry        465,000                        35,279,714
Co.
COMMON STOCKS - CONTINUED
                                 SHARES                         VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 1.7%
Asia Securities Printing Co.      390,000                       $ 6,554,622
Ltd.
Asia Securities Printing Co.      374,000                        6,142,041
Ltd. (a)
Shobunsha Publications, Inc.      176,000                        8,197,840
Takara Printing Co. Ltd.          362,000                        9,039,136
                                                                 29,933,639
RESTAURANTS - 3.9%
Anrakutei Co. Ltd.                293,000                        5,205,763
Kappa Create Co. Ltd.             350,000                        11,092,438
Maysuya Foods Co.                 273,000                        18,824,875
Resorttrust, Inc.                 271,000                        7,807,924
Saizeriya Co. Ltd.                245,700                        19,585,211
Zensho Co. Ltd.                   130,000                        7,865,547
                                                                 70,381,758
TOTAL MEDIA & LEISURE                                            190,365,726
NONDURABLES - 7.8%
AGRICULTURE - 0.9%
Hokuto Corp.                      291,000                        17,187,516
BEVERAGES - 0.8%
Chukyo Coca-Cola Bottling Co.     250,000                        2,974,790
Ltd.
Fuji Coca-Cola Bottling Co.       200,000                        3,841,537
Ltd.
Kinki Coca-Cola Bottling Co.      136,000                        2,351,021
Ltd.
Mikasa Coca Cola Bottling Co.     254,000                        2,683,313
Shikoku Coca-Cola Bottling        152,300                        1,894,151
Co. Ltd.
                                                                 13,744,812
FOODS - 3.0%
Ariake Japan                      154,000                        9,909,244
Bourbon Corp.                     48,000                         433,325
Q'Sai Co. Ltd.                    378,000                        26,101,514
Rock Field Co. Ltd.               333,000                        16,502,090
                                                                 52,946,173
HOUSEHOLD PRODUCTS - 3.1%
Fancl Corp.                       150,000                        43,217,289
Mandom Corp.                      408,000                        12,342,858
                                                                 55,560,147
TOTAL NONDURABLES                                                139,438,648
RETAIL & WHOLESALE - 11.0%
APPAREL STORES - 1.7%
Fast Retailing Co. Ltd.           36,000                         8,643,458
Kyoto Kimono Yuzen Co. Ltd.       300                            2,463,385
(a)
United Arrows Ltd.                77,000                         9,835,295
World Co. Ltd.                    100,000                        10,132,053
                                                                 31,074,191
GENERAL MERCHANDISE STORES -
1.5%
Ryohin Keikaku Co. Ltd.           135,000                        26,008,165
                                 SHARES                         VALUE (NOTE 1)
GROCERY STORES - 1.0%
C Two-Network Co. Ltd.            70,800                        $ 18,018,728
RETAIL & WHOLESALE,
MISCELLANEOUS - 6.8%
Daiichikosho Co. Ltd.             90,000                         3,370,949
Don Quijote Co. Ltd.              115,800                        28,915,248
Jac Co. Ltd.                      53,000                         18,578,632
Paris Miki, Inc.                  246,000                        19,845,379
Shaddy Co. Ltd.                   640,000                        19,545,739
Yamada Denki Co. Ltd.             426,000                        30,397,889
                                                                 120,653,836
TOTAL RETAIL & WHOLESALE                                         195,754,920
SERVICES - 7.2%
PRINTING - 0.5%
Riso Kagaku Corp.                 203,000                        8,773,110
SERVICES - 6.7%
Aucnet, Inc.                      228,000                        19,510,013
BellSystem24, Inc.                20,000                         19,207,684
Kansai Maintenance Corp.          281,000                        3,025,220
NIC Corp.                         232,000                        11,474,670
Nichii Gakkan Co.                 161,000                        26,285,716
Nippon System Development Co.     194,000                        16,581,994
Ltd.
Pasona Softbank, Inc.             300,000                        19,591,838
Universal Home, Inc. (a)          97                             3,633,133
                                                                 119,310,268
TOTAL SERVICES                                                   128,083,378
TECHNOLOGY - 23.0%
COMPUTER SERVICES & SOFTWARE
- - 9.0%
Fuji Soft ABC, Inc.               76,000                         6,970,469
InterQ, Inc. (a)                  60,000                         18,439,377
KOEI Co. Ltd.                     184,000                        7,121,441
Obic Co. Ltd.                     91,300                         42,964,708
Oracle Corp. Japan                170,000                        34,612,247
Square Co. Ltd.                   87,000                         6,299,928
Tomy Co. Ltd.                     125,000                        8,295,319
Trend Micro, Inc.                 180,000                        35,783,915
                                                                 160,487,404
COMPUTERS & OFFICE EQUIPMENT
- - 1.3%
Argotechnos 21Corp.               103,200                        5,163,717
Japan Business Computer Co.       174,000                        4,361,489
Ltd.
Melco Inc.                        166,800                        4,485,378
Softbank Corp.                    10,000                         4,158,464
Toyo Information System Co.       108,000                        5,466,123
Ltd.
                                                                 23,635,171
ELECTRONIC INSTRUMENTS - 5.2%
Cosel Co. Ltd.                    750,000                        21,032,414
Nagano Keiki Co. Ltd.             200,200                        5,095,126
COMMON STOCKS - CONTINUED
                                 SHARES                         VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS -
CONTINUED
Sony Chemicals Corp.              203,000                       $ 18,033,614
Tokyo Seimitsu Co. Ltd.           390,000                        47,605,284
                                                                 91,766,438
ELECTRONICS - 7.4%
Citizen Electronics Co. Ltd.      208,400                        20,014,407
Doshisha Co. Ltd.                 232,000                        6,684,274
Hirose Electric Co. Ltd.          38,000                         6,638,368
Koa Denko Co. Ltd.                714,000                        12,411,429
Kuroda Electric Co. Ltd.          350,000                        20,100,841
Kyocera Corp.                     116,000                        11,140,457
Nidec Corp.                       92,000                         17,891,958
Satori Electric Co. Ltd.          160,000                        1,859,304
Sumida Electric Co. Ltd.          412,000                        19,150,829
Toko, Inc.                        677,000                        3,348,428
Tokyo Denpa Co. Ltd. (c)          340,000                        11,787,756
                                                                 131,028,051
PHOTOGRAPHIC EQUIPMENT - 0.1%
Daito Chemix Corp.                215,000                        2,374,550
TOTAL TECHNOLOGY                                                 409,291,614
TRANSPORTATION - 0.0%
TRUCKING & FREIGHT - 0.0%
Miroku Jyoho Service Co.,         21,500                         388,394
Ltd.
UTILITIES - 5.9%
CELLULAR - 3.7%
Hikari Tsushin, Inc.              75,000                         60,432,172
NTT Mobile Communication          200                            5,320,528
Network, Inc. (d)
                                                                 65,752,700
TELEPHONE SERVICES - 2.2%
DDI Corp.                         1,630                          17,845,859
Kokusai Denshin Denwa             164,000                        20,632,894
                                                                 38,478,753
TOTAL UTILITIES                                                  104,231,453
TOTAL COMMON STOCKS                             1,674,976,004
(Cost $977,502,800)
CASH EQUIVALENTS - 12.1%
                                 SHARES                         VALUE (NOTE 1)
Central Cash Collateral Fund,     106,876,253                   $ 106,876,253
5.26% (b)
Taxable Central Cash Fund,        108,487,630                    108,487,630
5.21% (b)
TOTAL CASH EQUIVALENTS                          215,363,883
(Cost $215,363,883)
TOTAL INVESTMENT PORTFOLIO -                                     1,890,339,887
106.2%
(Cost $1,192,866,683)
NET OTHER ASSETS - (6.2)%                                        (110,327,569)
NET ASSETS - 100%                              $ 1,780,012,318

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
(d) Security exempt from registration under Rule 144A of the
Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,320,528 or 0.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,094,772,051 and $244,943,603, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,523 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $98,220,575. The fund received cash collateral of $106,876,253 which was invested in the Central Cash Collateral Fund. Cash collateral includes $3,485,750 received for unsettled securities loans.
The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $9,915,000. The weighted average interest rate was 4.81%. Interest earned from the interfund lending program amounted to $1,324 and is included in interest income on the Statement of Operations.
Transactions during the period with companies which are or were affiliates are as follows:
                      PURCHASES  SALES    DIVIDEND VALUE
AFFILIATE             COST       COST     INCOME
Tokyo Denpa Co. Ltd.  $ 353,977 $ 826,984 $ -      $ 11,787,756
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,196,068,348. Net unrealized appreciation aggregated $694,271,539, of which $712,752,240 related to appreciated investment securities and $18,480,701 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $21,197,000 of which $5,580,000 and $15,617,000 will expire on October 31, 2005 and 2006, respectively.
JAPAN SMALLER COMPANIES
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at                 $ 1,890,339,887
value  (cost $1,192,866,683)
- -  See accompanying schedule
Foreign currency held at                      1,182,865
value  (cost $1,182,865)
Receivable for investments                    7,610,209
sold
Receivable for fund shares                    8,465,949
sold
Dividends receivable                          1,556,331
Interest receivable                           471,121
Redemption fees receivable                    14,160
Other receivables                             65,158
 TOTAL ASSETS                                 1,909,705,680
LIABILITIES
Payable for investments        $ 17,957,490
purchased
Payable for fund shares         3,156,921
redeemed
Accrued management fee          1,043,047
Other payables and accrued      659,651
expenses
Collateral on securities        106,876,253
loaned,  at value
 TOTAL LIABILITIES                            129,693,362
NET ASSETS                                   $ 1,780,012,318
Net Assets consist of:
Paid in capital                              $ 1,109,862,199
Accumulated net investment                    (1,879,427)
loss
Accumulated undistributed net                 (25,468,603)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                   697,498,149
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 86,557,508                   $ 1,780,012,318
shares outstanding
NET ASSET VALUE and                           $20.56
redemption price per share
($1,780,012,318 (divided by)
86,557,508 shares)
Maximum offering price per                    $21.20
share (100/97.00 of $20.56)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                              $ 2,963,373
Dividends
Interest                                        3,096,784
Security lending                                78,711
                                                6,138,868
Less foreign taxes withheld                     (447,133)
 TOTAL INCOME                                   5,691,735
EXPENSES
Management fee                   $ 4,833,493
Transfer agent fees               1,270,185
Accounting and security           299,027
lending fees
Non-interested trustees'          1,508
compensation
Custodian fees and expenses       261,486
Registration fees                 466,407
Audit                             33,680
Legal                             981
Miscellaneous                     1,796
 Total expenses before            7,168,563
reductions
 Expense reductions               (37,014)      7,131,549
NET INVESTMENT INCOME (LOSS)                    (1,439,814)
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            28,938,974
(including   realized loss
of $94,722 on   sales of
investments in   affiliated
issuers)
 Foreign currency transactions    (253,283)     28,685,691
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            699,999,370
 Assets and liabilities in        (5,732)       699,993,638
foreign currencies
NET GAIN (LOSS)                                 728,679,329
NET INCREASE (DECREASE) IN                     $ 727,239,515
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                        $ 6,014,883
charges paid to FDC
 Sales charges - Retained by                   $ 6,010,566
FDC
 Expense Reductions                            $ 32,417
  Directed brokerage
arrangements
  Custodian credits                             847
  Transfer agent credits                        3,750
                                               $ 37,014
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ (1,439,814)                $ (187,068)
income (loss)
 Net realized gain (loss)         28,685,691                   (15,537,371)
 Change in net unrealized         699,993,638                  8,665,467
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       727,239,515                  (7,058,972)
NET ASSETS RESULTING FROM
OPERATIONS
 Distributions in excess of       -                            (141,696)
net investment income
Share transactions Net            1,641,046,368                68,052,610
proceeds from sales of shares
 Reinvestment of distributions    -                            141,028
 Cost of shares redeemed          (694,218,114)                (45,513,438)
 NET INCREASE (DECREASE) IN       946,828,254                  22,680,200
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   5,957,410                    233,658
  TOTAL INCREASE (DECREASE)       1,680,025,179                15,713,190
IN NET ASSETS
NET ASSETS
 Beginning of period              99,987,139                   84,273,949
 End of period (including        $ 1,780,012,318              $ 99,987,139
accumulated net investment
loss and distributions in
excess of net investment
income of $1,879,427 and
$753,057, respectively)
OTHER INFORMATION
Shares
 Sold                             112,923,444                  11,458,260
 Issued in reinvestment of        -                            25,139
distributions
 Redeemed                         (43,003,282)                 (7,861,499)
 Net increase (decrease)          69,920,162                   3,621,900

FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999         1998      1997       1996 D
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 6.01       $ 6.47    $ 9.13     $ 10.00
period
Income from Investment
Operations
Net investment income (loss) C    (.03)        (.01)     (.03)      (.03)
Net realized and unrealized       14.45        (.45)     (2.63)     (.87)
gain (loss)
Total from investment             14.42        (.46)     (2.66)     (.90)
operations
Less Distributions
In excess of net investment       -            (.01)     (.01)      -
income
From net realized gain            -            -         (.03)      -
Total distributions               -            (.01)     (.04)      -
Redemption fees added to paid     .13          .01       .04        .03
in capital
Net asset value, end of period   $ 20.56      $ 6.01    $ 6.47     $ 9.13
TOTAL RETURN A, B                 242.10%      (6.94)%   (28.80)%   (8.70)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 1,780,012  $ 99,987  $ 84,274   $ 105,664
(000 omitted)
Ratio of expenses to average      1.07%        1.23%     1.35%      1.34%
net assets
Ratio of expenses to average      1.07%        1.23%     1.34% E    1.34%
net assets after expense
reductions
Ratio of net investment           (.22)%       (.20)%    (.46)%     (.32)%
income (loss) to average net
assets
Portfolio turnover rate           39%          39%       101%       66%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
LATIN AMERICA
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY LATIN AMERICA            17.46%       -18.95%       32.26%
FIDELITY LATIN AMERICA            13.93%       -21.38%       28.29%
(INCL. 3.00% SALES CHARGE)
MSCI EMF - Latin America          21.17%       -8.33%        66.11%
Latin American Funds Average      16.19%       -19.48%       n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested
$1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI)
Emerging Markets Free-Latin America Index - a market
capitalization-weighted index of over 160 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 49 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY LATIN AMERICA          17.46%       -4.12%        4.37%
FIDELITY LATIN AMERICA          13.93%       -4.70%        3.89%
(INCL. 3.00% SALES CHARGE)
MSCI EMF - Latin America        21.17%       -1.72%        8.07%
Latin American Funds Average    16.19%       -4.58%        n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Latin America               MS EMF Latin America
             00349                       MS007
  1993/04/19       9700.00                    10000.00
  1993/04/30       9641.80                     9629.27
  1993/05/31       9874.60                     9880.87
  1993/06/30      10379.00                    10503.42
  1993/07/31      10737.90                    10785.19
  1993/08/31      11746.70                    11714.82
  1993/09/30      11960.10                    11920.39
  1993/10/31      12881.60                    12392.75
  1993/11/30      13861.30                    13204.75
  1993/12/31      15722.24                    14878.84
  1994/01/31      16981.97                    17327.50
  1994/02/28      16093.32                    16826.00
  1994/03/31      14462.50                    15684.24
  1994/04/30      13437.14                    14487.31
  1994/05/31      14169.54                    15343.10
  1994/06/30      12851.22                    14360.38
  1994/07/31      14042.59                    15721.44
  1994/08/31      16132.38                    18278.52
  1994/09/30      16679.24                    19062.61
  1994/10/31      15829.65                    18120.86
  1994/11/30      15360.92                    17604.02
  1994/12/31      12079.76                    14974.08
  1995/01/31      10331.75                    13338.86
  1995/02/28       8710.70                    11406.56
  1995/03/31       8564.22                    11013.06
  1995/04/30       9618.88                    12602.53
  1995/05/31       9667.71                    12888.85
  1995/06/30       9804.43                    13089.71
  1995/07/31      10331.75                    13494.70
  1995/08/31      10527.06                    13648.86
  1995/09/30      10361.05                    13532.50
  1995/10/31       9521.23                    12443.72
  1995/11/30       9863.02                    12667.34
  1995/12/31      10090.87                    13052.35
  1996/01/31      11504.18                    14390.58
  1996/02/29      10901.30                    13561.89
  1996/03/31      11316.40                    13731.96
  1996/04/30      11800.68                    14492.29
  1996/05/31      12373.92                    14958.43
  1996/06/30      12709.95                    15342.23
  1996/07/31      12186.13                    14737.59
  1996/08/31      12561.70                    15152.37
  1996/09/30      12759.37                    15498.77
  1996/10/31      12443.10                    15347.63
  1996/11/30      12601.23                    15494.03
  1996/12/31      13190.77                    15951.46
  1997/01/31      14347.85                    17521.55
  1997/02/28      15122.60                    18680.87
  1997/03/31      15032.04                    18395.98
  1997/04/30      15766.54                    19316.04
  1997/05/31      16903.50                    20684.98
  1997/06/30      18352.37                    22458.18
  1997/07/31      19569.83                    23720.20
  1997/08/31      17436.77                    21447.02
  1997/09/30      19217.67                    23503.38
  1997/10/31      15605.55                    19038.69
  1997/11/30      16662.02                    19689.74
  1997/12/31      17528.97                    20998.04
  1998/01/31      15788.29                    18665.66
  1998/02/28      16541.56                    19646.12
  1998/03/31      17579.87                    21039.04
  1998/04/30      17579.87                    20557.00
  1998/05/31      15045.19                    17898.10
  1998/06/30      14261.37                    16840.37
  1998/07/31      14882.32                    17673.60
  1998/08/31       9120.76                    11542.94
  1998/09/30       9874.04                    12724.85
  1998/10/31      10922.52                    13708.79
  1998/11/30      11502.75                    14767.44
  1998/12/31      10807.56                    13626.18
  1999/01/31       9421.44                    12012.79
  1999/02/28      10182.24                    12779.37
  1999/03/31      12099.88                    15377.27
  1999/04/30      13725.70                    17592.42
  1999/05/31      13204.60                    17042.55
  1999/06/30      14069.63                    17854.23
  1999/07/31      12600.13                    16480.24
  1999/08/31      12235.36                    15983.64
  1999/09/30      12339.58                    16244.78
  1999/10/29      12829.41                    16611.05
IMATRL PRASUN   SHR__CHT 19991031 19991111 112252 R00000000000082
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $12,829 - a 28.29% increase on the initial investment.
For comparison, look at how the Morgan Stanley Capital International
Emerging Markets Free-Latin America Index did over the same period.
With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,611 - a 66.11% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
LATIN AMERICA
FUND TALK: THE MANAGER'S OVERVIEW
An interview with
Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund
Q. HOW DID THE FUND PERFORM, PATTI?
A. Despite a sell-off during the last four months of the period, it was a good year for the Latin American equity markets. During the
12-month period that ended October 31, 1999, the fund returned 17.46%.
In comparison, the Morgan Stanley Capital International Emerging
Markets Free-Latin America Index returned 21.17%. To get a sense of how the fund performed relative to its peers, the Latin American funds average, tracked by Lipper Inc., returned 16.19% during the same period.
Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE INDEX, YET OUTPACE
THE LIPPER PEER GROUP DURING THE PERIOD?
A. The fund's cash position was the primary detractor from relative performance. Since most Latin American markets posted strong gains during the period, the cash the fund held - which it normally does to meet redemption requirements and to take advantage of buying opportunities - hurt performance versus the index, which, by construction, does not hold cash. While it's impossible to say with certainty how much cash my competitors held during the period, cash levels are generally similar or higher among these funds; consequently the fund was able to slightly outperform its peer group. Another detractor relative to the index was the fund's overweighted position in Mexico. While Mexico was among the region's strongest performers during the first half of the period, it led the decline in Latin
America over the past four months, due to concerns about interest rates, fears of a potentially weaker peso and increased volatility in the U.S. market.
Q. WERE THERE ANY OTHER FACTORS THAT CAUSED THE MARKET'S DECLINE
DURING THE PAST SIX MONTHS?
A. Not really. The sell-off didn't seem to be driven by any
fundamental changes or problems with the economies or markets. In addition to investors' perceived problems regarding the peso and interest rates, the real factors seemed to be nervousness about stock valuations and profit-taking after a stunning recovery in Latin
America from the fourth quarter of 1998 through the second quarter of
1999.
Q. MEXICO AND BRAZIL COMBINED REPRESENTED ROUGHLY 80% OF THE FUND'S
NET ASSETS AT THE END OF THE PERIOD. HOW DID THE FUND'S HOLDINGS IN
THESE COUNTRIES PERFORM?
A. While I recently reduced the fund's exposure to Mexican banks because I felt their valuations were getting a bit extended, in general these holdings produced strong results for the fund. During the first half of the period, the improved economic environment in
Mexico - characterized by declining interest rates, lower inflation and a strong peso - helped bank stocks such as Grupo Financiero
Bancomer and Banacci. Other Mexican holdings that provided an important contribution were Telefonos de Mexico (Telmex) and Grupo
Televisa. Telmex, the fund's largest holding, continued to be one of our best performers. Its shares rallied strongly on the impressive growth in demand for wireless, voice and Internet services, which drove its earnings higher. With the exception of Votorantim Celulose, a Brazilian pulp producer, and Companhia Vale do Rio Doce, a metals and mining company - both of which benefited from lower production costs - the fund's holdings in Brazil and other regions outside Mexico produced mixed results.
Q. WHICH STOCKS WERE THE PRIMARY DETRACTORS?
A. I can't think of any individual holdings that stand out as significant detractors. Underperformance relative to the index was more a matter of being underweighted or overweighted relative to the index in certain countries and, as I mentioned earlier, the fund's cash position. Early in the period, the fund's exposure to Brazilian stocks detracted from absolute returns following the country's currency crisis in September of 1998. However, the fund's
underweighting in Brazilian stocks versus the index helped relative performance. A similar example was the fund's underweighted exposure to Argentina, which hurt performance during the past six months, but was a contributor during the overall 12-month period.
Q. WHAT'S YOUR OUTLOOK, PATTI?
A. Latin American markets could continue to be volatile over the short term. Macroeconomic factors - such as fears of higher interest rates in the U.S. and, despite no indication of higher inflation in Mexico, fears of a weaker peso - may have an impact on the short-term direction of the market. Once we get past these short-term hurdles, I remain optimistic about the outlook for many Latin American markets.
We are seeing improvements in the business fundamentals at many companies, and my research team and I are finding a lot of interesting investment opportunities despite the run-up in stock prices over the past year or so.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
NOTE TO SHAREHOLDERS: On December 15, 1999, shareholders of Fidelity
Latin America Fund voted to amend the fund's investment policies to permit the fund to invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market.
As of October 31, 1999, telephone companies accounted for
approximately 27% of the Latin American market as represented by the
Morgan Stanley Capital International (MSCI) Emerging Markets
Free-Latin America Index.
FUND FACTS
GOAL: high total investment return by investing
mainly in equity and debt securities of Latin
American issuers
FUND NUMBER: 349
TRADING SYMBOL: FLATX
START DATE: April 19, 1993
SIZE: as of October 31, 1999, more than
$307 million
MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of
Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986
(checkmark)
LATIN AMERICA
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
United States 4.0%
Argentina 5.0%
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 30.9
Row: 1, Col: 3, Value: 3.7
Row: 1, Col: 4, Value: 1.3
Row: 1, Col: 5, Value: 49.4
Row: 1, Col: 6, Value: 1.7
Row: 1, Col: 7, Value: 4.0
Row: 1, Col: 8, Value: 4.0
Row: 1, Col: 9, Value: 0.0
Peru 4.0%
Other 1.7%
Brazil 30.9%
Mexico 49.4%
Chile 3.7%
Luxembourg 1.3%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30,1999
United States 9.6%
Argentina 11.6%
Row: 1, Col: 1, Value: 11.6
Row: 1, Col: 2, Value: 24.3
Row: 1, Col: 3, Value: 2.7
Row: 1, Col: 4, Value: 45.9
Row: 1, Col: 5, Value: 2.4
Row: 1, Col: 6, Value: 1.5
Row: 1, Col: 7, Value: 2.0
Row: 1, Col: 8, Value: 9.6
Row: 1, Col: 9, Value: 0.0
Peru 2.0%
Panama 1.5%
Other 2.4%
Brazil 24.3%
Mexico 45.9%
Chile 2.7%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO
Stocks                        96.0                    90.4
Short-Term Investments  and   4.0                     9.6
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
Telefonos de Mexico SA          14.9                    12.4
sponsored    ADR
representing Class L shares
(Mexico, Telephone Services)
Cifra SA de CV Series C         4.8                     4.8
(Mexico, General Merchandise
Stores)
Tele Norte Leste                4.6                     2.9
Participacoes   SA ADR
(Brazil, Telephone Services)
Brahma Cervejaria (Compagnie)   4.2                     0.0
   sponsored ADR  (Brazil,
Beverages)
Grupo Televisa SA de CV         4.0                     4.9
sponsored ADR  (Mexico,
Broadcasting)
Grupo Modelo SA de CV Class C   4.0                     4.0
(Mexico, Beverages)
Banacci SA de CV Class O        3.7                     3.4
(Mexico, Banks)
Cemex SA de CV sponsored ADR    3.3                     0.0
(Mexico, Building Materials)
Companhia Vale do Rio   Doce    3.2                     1.0
(PN-A)  (Brazil, Metals &
Mining)
Grupo Carso SA de CV Series     2.9                     2.8
A1 (Mexico, Tobacco)
                                49.6                    36.2
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO
UTILITIES                       31.7                    31.7
NONDURABLES                     19.8                    19.7
BASIC INDUSTRIES                10.9                    5.2
FINANCE                         8.7                     8.6
RETAIL & WHOLESALE              7.8                     6.2
CONSTRUCTION & REAL ESTATE      5.5                     2.2
MEDIA & LEISURE                 4.3                     4.9
ENERGY                          3.7                     8.3
PRECIOUS METALS                 2.7                     2.0
HOLDING COMPANIES               0.6                     1.3

LATIN AMERICA
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 96.0%
                                 SHARES                        VALUE (NOTE 1)
ARGENTINA - 5.0%
Banco de Galicia y Buenos         38,695                       $ 817,432
Aires SA ADR Class B
Bansud SA Class B (a)             617,519                       1,519,796
Cresud S.A.C.I.F.y A.             111,582                       1,143,716
sponsored ADR
Inversiones y Representacions     44,580                        1,345,759
SA sponsored GDR
Perez Companc SA Class B          1,412,336                     8,506,176
Telefonica de Argentina SA        83,300                        2,134,563
sponsored ADR
                                                                15,467,442
BRAZIL - 30.9%
Aracruz Celulose SA ADR           173,900                       3,564,950
Banco Bradesco SA (Reg. Pfd.)     421,424,000                   2,066,016
Banco Itau SA                     70,610,000                    4,059,713
Brahma Cervejaria(Compagnie):
warrants 4/30/03 (a)              1,895,770                     194,638
(Reg.)                            117,827                       50,808
sponsored ADR                     1,041,326                     13,016,575
Centrais Electricas               320,445,100                   5,708,134
Brasileiras SA
Companhia Brasileira de           113,700                       2,487,188
Distribuicao Grupo Pao de
Acucar sponsored ADR
Companhia Brasileira de           321,249,000                   2,613,859
Petroleo Ipiranga SA Class B
Companhia de Electricidade do     2,008,714,550                 412,467
Estado do Rio de Janeiro
(CERJ) (a)
Companhia de Tecidos Norte de     10,053,310                    712,195
Minas
Companhia Vale do Rio Doce        496,000                       9,876,715
(PN-A)
Compania Cimento Portland Itau    6,044,000                     597,264
Compania Energertica Minas        213,729,329                   3,050,141
Gerais
Dixie Toga SA                     1,904,400                     342,166
Embratel Participacoes SA ADR     436,165                       5,615,624
Encorpar Redito e Participa       11,465,310                    8,887
SA (a)
Perdigao SA                       1,202,539,630                 1,666,764
Souza Cruz Industria Comerico     530,500                       3,131,802
Tele Centro Sul Participacoes     135,868                       8,118,113
SA sponsored ADR
Tele Norte Leste                  838,065                       14,142,347
Participacoes SA ADR
Telesp Participacoes SA ADR       428,140                       6,930,516
(a)
Votorantim Celulose e Papel       225,286,499                   6,592,059
SA (PN Reg.)
                                                                94,958,941
CHILE - 3.7%
Chilectra SA sponsored ADR        37,500                        651,563
Compania Cervecerias Unidas       4,000                         87,250
SA sponsored ADR
Cristalerias de Chile SA          124,700                       1,589,925
sponsored ADR
Distribucion Y Servicio D&S       204,600                       3,337,538
SA ADR
Embotelladora Andina              243,900                       3,963,375
sponsored ADR Class A
                                 SHARES                        VALUE (NOTE 1)
Enersis SA sponsored ADR          42,278                       $ 951,255
Vina Concha Stet y Toro SA        27,600                        952,200
sponsored ADR
                                                                11,533,106
COLOMBIA - 0.9%
Banco Ganadero SA sponsored       79,800                        513,713
ADR Class C
Compania Nacional de              136,000                       408,708
Chocolates
Noel (Industria Alimenticias)     97,207                        157,041
Suramericana de Inversiones SA    1,761,400                     1,814,817
                                                                2,894,279
LUXEMBOURG - 1.3%
Quilmes Industrial SA             371,600                       3,878,575
sponsored ADR
MEXICO - 49.4%
Alfa SA de CV                     1,241,000                     4,775,314
Apasco SA de CV                   925,000                       4,912,783
Banacci SA de CV Class O (a)      4,577,000                     11,487,186
Cemex SA de CV sponsored ADR      444,400                       9,999,000
(a)
Cifra SA de CV Series C (a)       9,553,200                     14,783,708
Coca Cola Femsa SA de CV ADR      277,300                       3,847,538
Corporacion Interamericana de     323,000                       874,564
Entretenimiento SA de CV
(Series A1) (a)
Gruma SA de CV Class B            360,953                       1,849,884
sponsored ADR (a)
Grupo Bimbo SA de CV Series A     1,702,070                     3,123,194
Grupo Carso SA de CV Series       2,153,100                     9,058,603
A1 (a)
Grupo Elektra SA de CV Unit       6,957,300                     3,325,593
Grupo Financiero Bancomer SA      24,136,700                    6,359,370
de CV Series A
Grupo Modelo SA de CV Class C     5,007,200                     12,227,945
Grupo Televisa SA de CV           290,600                       12,350,500
sponsored ADR (a)
Kimberly-Clark de Mexico SA       1,739,000                     5,577,839
de CV  Series A
Telefonos de Mexico SA            537,100                       45,922,045
sponsored ADR representing
Class L shares
Tubos de Acero de Mexico SA       110,300                       1,206,406
sponsored ADR
                                                                151,681,472
PANAMA - 0.8%
Panamerican Beverages, Inc.       153,800                       2,470,413
Class A
PERU - 4.0%
Compania de Minas
Buenaventura SA:
Class B                           232,618                       1,910,648
sponsored ADR Class B             367,200                       6,242,400
Telefonica del Peru SA ADR        352,300                       4,073,469
                                                                12,226,517
TOTAL COMMON STOCKS                               295,110,745
(Cost $295,141,676)

NONCONVERTIBLE BONDS - 0.0%
MOODY'S RATINGS (UNAUDITED)              PRINCIPAL AMOUNT      VALUE (NOTE 1)
BRAZIL - 0.0%
Companhia Vale do Rio Doce 0%   -   BRL   290,000              $ 0
11/19/00 (Cost $0)

CASH EQUIVALENTS - 16.1%
                               SHARES
Central Cash Collateral Fund,   38,376,500                  38,376,500
5.26% (b)
Taxable Central Cash Fund,      11,154,035                  11,154,035
5.21% (b)
TOTAL CASH EQUIVALENTS                       49,530,535
(Cost $49,530,535)
TOTAL INVESTMENT PORTFOLIO -                                344,641,280
112.1%
(Cost $344,672,211)
NET OTHER ASSETS - (12.1)%                                  (37,304,845)
NET ASSETS - 100%                           $ 307,336,435
CURRENCY ABBREVIATIONS
BRL                     -   Brazilian real
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $147,581,971 and $185,968,417, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $37,714,181. The fund received cash collateral of $38,376,500 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $345,357,892. Net unrealized depreciation aggregated $716,612, of which $61,441,807 related to appreciated investment securities and $62,158,419 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $97,171,000 of which $36,899,000, $37,615,000 and
$22,657,000 will expire on October 31, 2003 and 2004 and 2007 respectively.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              10.9%
CASH EQUIVALENTS              16.1
CONSTRUCTION & REAL ESTATE    5.5
DURABLES                      0.2
ENERGY                        3.7
FINANCE                       8.7
HOLDING COMPANIES             0.6
MEDIA & LEISURE               4.3
NONDURABLES                   19.8
PRECIOUS METALS               2.7
RETAIL & WHOLESALE            7.8
SERVICES                      0.1
UTILITIES                     31.7
LATIN AMERICA
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at                $ 344,641,280
value  (cost $344,672,211) -
 See accompanying schedule
Foreign currency held at                     8,410
value  (cost $8,410)
Receivable for investments                   1,756,120
sold
Receivable for fund shares                   523,130
sold
Dividends receivable                         1,171,174
Interest receivable                          34,398
Redemption fees receivable                   44
Other receivables                            15,370
 TOTAL ASSETS                                348,149,926
LIABILITIES
Payable to custodian bank      $ 784,848
Payable for investments         553,929
purchased
Payable for fund shares         752,450
redeemed
Accrued management fee          178,256
Other payables and  accrued     167,508
expenses
Collateral on securities        38,376,500
loaned,  at value
 TOTAL LIABILITIES                           40,813,491
NET ASSETS                                  $ 307,336,435
Net Assets consist of:
Paid in capital                             $ 402,767,540
Undistributed net investment                 2,896,477
income
Accumulated undistributed net                (98,029,008)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                  (298,574)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 24,971,152                  $ 307,336,435
shares outstanding
NET ASSET VALUE and                          $12.31
redemption price per share
($307,336,435 (divided by)
24,971,152 shares)
Maximum offering price per                   $12.69
share (100/97.00 of $12.31)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                               $ 9,079,945
Dividends
Interest                                         1,032,235
Security lending                                 16,595
                                                 10,128,775
Less foreign taxes withheld                      (736,622)
 TOTAL INCOME                                    9,392,153
EXPENSES
Management fee                   $ 2,413,253
Transfer agent fees               1,256,813
Accounting and security           194,144
lending fees
Custodian fees and expenses       269,982
Registration fees                 37,851
Audit                             68,859
Legal                             1,433
Foreign tax expense               68,346
Miscellaneous                     26,151
 Total expenses before            4,336,832
reductions
 Expense reductions               (43,962)       4,292,870
NET INVESTMENT INCOME                            5,099,283
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            (22,577,026)
 Foreign currency transactions    (1,232,873)    (23,809,899)
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            59,626,000
 Assets and liabilities in        (174,834)      59,451,166
foreign currencies
NET GAIN (LOSS)                                  35,641,267
NET INCREASE (DECREASE) IN                      $ 40,740,550
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION                               $ 343,731
 Sales charges paid to FDC
 Sales charges - Retained by                    $ 343,725
FDC
 Expense reductions  Directed                   $ 42,134
brokerage arrangements
  Transfer agent credits                         1,828
                                                $ 43,962
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 5,099,283                  $ 8,857,496
income
 Net realized gain (loss)         (23,809,899)                 45,290,179
 Change in net unrealized         59,451,166                   (200,090,681)
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       40,740,550                   (145,943,006)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (7,666,729)                  (10,041,240)
from net investment income
Share transactions Net            152,034,795                  115,794,938
proceeds from sales of shares
 Reinvestment of distributions    7,377,095                    9,873,405
 Cost of shares redeemed          (218,494,512)                (446,516,807)
 NET INCREASE (DECREASE) IN       (59,082,622)                 (320,848,464)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   1,105,692                    530,116
  TOTAL INCREASE (DECREASE)       (24,903,109)                 (476,302,594)
IN NET ASSETS
NET ASSETS
 Beginning of period              332,239,544                  808,542,138
 End of period (including        $ 307,336,435                $ 332,239,544
undistributed net investment
income of $2,896,477 and
$6,696,796, respectively)
OTHER INFORMATION
Shares
 Sold                             12,312,091                   8,079,774
 Issued in reinvestment of        701,738                      578,067
distributions
 Redeemed                         (19,009,646)                 (29,806,543)
 Net increase (decrease)          (5,995,817)                  (21,148,702)

FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 10.73    $ 15.51    $ 12.59    $ 9.75     $ 16.21
period
Income from Investment
Operations
Net investment income             .18 C      .22 C, D   .20 C      .22        .04
Net realized and unrealized       1.61       (4.81)     2.92       2.72       (6.52)
gain (loss)
Total from investment             1.79       (4.59)     3.12       2.94       (6.48)
operations
Less distributions from net       (.25)      (.20)      (.23)      (.12)      -
investment income
Redemption fees added to paid     .04        .01        .03        .02        .02
in capital
Net asset value, end of period   $ 12.31    $ 10.73    $ 15.51    $ 12.59    $ 9.75
TOTAL RETURN A, B                 17.46%     (30.01)%   25.42%     30.69%     (39.85)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 307,336  $ 332,240  $ 808,542  $ 557,889  $ 466,289
(000 omitted)
Ratio of expenses to average      1.32%      1.34%      1.30%      1.32%      1.41%
net assets
Ratio of expenses to average      1.30% E    1.33% E    1.29% E    1.32%      1.41%
net assets after expense
reductions
Ratio of net investment           1.55%      1.49%      1.19%      1.48%      .97%
income to average net assets
Portfolio turnover rate           49%        31%        64%        70%        57%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.06 PER
SHARE.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

NORDIC
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND
FIDELITY NORDIC                    38.31%       147.47%
FIDELITY NORDIC   (INCL.           34.17%       140.04%
3.00% SALES CHARGE)
FT-Actuaries World Nordic          48.91%       149.29%
European Region Funds Average      10.72%       n/a
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization-weighted index of over 90 stocks traded in four
Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the
European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND
FIDELITY NORDIC                    38.31%       25.42%
FIDELITY NORDIC   (INCL.           34.17%       24.47%
3.00% SALES CHARGE)
FT-Actuaries World Nordic          48.91%       25.65%
European Region Funds Average      10.72%       n/a
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Nordic                      FT Nordic
             00342                       FT002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9845.50                    10178.00
  1995/12/31       9554.50                     9911.00
  1996/01/31       9612.70                     9809.37
  1996/02/29      10204.40                    10456.70
  1996/03/31      10340.20                    10564.18
  1996/04/30      10476.00                    10606.06
  1996/05/31      10990.10                    10977.77
  1996/06/30      11106.50                    11058.76
  1996/07/31      10980.40                    10822.25
  1996/08/31      11630.30                    11437.85
  1996/09/30      12018.30                    11769.52
  1996/10/31      12386.90                    12210.52
  1996/11/30      13269.60                    12915.13
  1996/12/31      13537.43                    13283.75
  1997/01/31      13880.77                    13676.71
  1997/02/28      13969.05                    13661.62
  1997/03/31      14332.01                    14093.06
  1997/04/30      13439.33                    13296.07
  1997/05/31      14302.58                    14246.43
  1997/06/30      15136.41                    15111.48
  1997/07/31      15617.09                    15775.44
  1997/08/31      14999.07                    15074.22
  1997/09/30      16843.30                    16846.82
  1997/10/31      15636.71                    15544.47
  1997/11/30      15705.38                    15583.27
  1997/12/31      15177.38                    15331.98
  1998/01/31      15593.63                    15587.89
  1998/02/28      17077.22                    16969.39
  1998/03/31      18219.26                    18157.18
  1998/04/30      19713.51                    19141.41
  1998/05/31      19830.92                    19281.53
  1998/06/30      20119.10                    19279.69
  1998/07/31      20791.51                    19608.59
  1998/08/31      16575.57                    16383.65
  1998/09/30      16212.68                    15544.47
  1998/10/31      17354.72                    16741.19
  1998/11/30      18358.01                    17652.13
  1998/12/31      19660.15                    18400.78
  1999/01/31      21015.65                    19564.24
  1999/02/28      19574.76                    18618.50
  1999/03/31      20119.10                    19577.79
  1999/04/30      20738.15                    20356.31
  1999/05/31      20044.38                    19512.81
  1999/06/30      22115.00                    21352.86
  1999/07/31      22296.44                    22089.18
  1999/08/31      22360.48                    22024.51
  1999/09/30      22552.60                    22346.33
  1999/10/29      24004.16                    24928.86
IMATRL PRASUN   SHR__CHT 19991031 19991111 112315 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $24,004 - a 140.04% increase on the initial investment. For comparison, look at how the FT/S&P-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,929 -
a 149.29% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
NORDIC
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Trygve Toraasen, Portfolio Manager of Fidelity
Nordic Fund
Q. HOW DID THE FUND PERFORM, TRYGVE?
A. For the 12 months that ended October 31, 1999, the fund posted a total return of 38.31%, compared to 48.91% for the FT/S&P-Actuaries
World Nordic Index and 10.72% for the European region funds average tracked by Lipper Inc.
Q. WHAT FACTORS SHAPED PERFORMANCE DURING THE PERIOD?
A. Nordic markets led the charge in Europe during the period, strongly outpacing the returns found in much of the rest of the Continent. Most of the fund's superior returns relative to its Lipper peers came by way of some strong stock picks in its region. Although representing about one-quarter combined of the portfolio throughout the period, the fund's positions in leading wireless names Nokia and Ericsson were still underweighted relative to the telecommunications-heavy Nordic index, which impeded performance to a degree. In addition, the fund was underweighted in cyclicals - or, economically sensitive stocks -
which make up a sizable proportion of the index. This sector rallied in the first-half of the period, and our underweighting of them hampered returns.
Q. WHAT WAS THE INVESTMENT CLIMATE LIKE DURING THE PERIOD?
A. The story over the past 12 months was one of recovery, as Nordic economies - major exporters to the world - ignited, rallying on a markedly improved global economic picture. Norway, for instance, reaped the rewards provided by rebounding oil prices, falling interest rates and stronger growth in key trading partner Germany. The story in
Sweden was strong, thanks in part to the success of homegrown
Ericsson. In Finland, front-runner Nokia set the pace, pushing the local market higher. Finally, Denmark rebounded from a mild recession earlier in the period, benefiting from strengthening exports to
Swedish and German markets.
Q. COULD YOU DISCUSS SOME OF THE STRATEGIES YOU EMPLOYED OVER THE PAST
12 MONTHS?
A. Sure. I reduced the fund's exposure to the finance sector - keeping only those stocks with the strongest internal fundamentals - in response to rising interest rates in all markets except Norway. In a rising rate environment, I felt it unlikely that I could find strong performance among banks. Also, I added to some of the machinery and engineering names, such as Danish windmill manufacturer Vestas Wind
Systems, which was a big win for the fund. Overall, I pursued the best companies with the strongest long-term growth prospects regardless of the industry in which they resided. Also notable given the fund's growth orientation, I chose not to chase cyclicals amid their rise in the first half of the period. With the exception of paper stocks, which benefited from improved capacity discipline among the producers and a more favorable demand situation, I simply didn't believe in the overall sustainability of the cyclical wave.
Q. WHICH STOCKS CONTRIBUTED TO PERFORMANCE?
A. Not surprisingly, Nokia, arguably the strongest-performing stock in
Europe over the past two years or so, soared during the period, nearly tripling in price. The company benefited from robust earnings related to worldwide handset sales. By successfully reducing the product life cycle, Nokia made it even more difficult for competitors to play on the same field. Ericsson, another high-altitude performer, got its lift from rising expectations for a recovery in margin growth on the handset side following recent problems, as well as from a strong cellular infrastructure business. Another positive contributor was
Swedish insurance provider, Skandia Foersaekrings, which enjoyed a successful period in its life insurance and variable annuity businesses in the U.S. Hennes & Mauritz, a Swedish apparel retailer, also added appreciably to fund performance.
Q. WHICH STOCKS DETRACTED?
A. Danish brewer Carlsberg suffered from lost volume in its home market, as higher taxes in Denmark sent consumers in search of a substitute, that being German beer. The stock fell further in response to management's failed cost-cutting initiatives. Swedish banking giant ForeningsSparbanken fell on unrealized cost efficiencies related to merger activities. Danish financial conglomerate Den Danske Bank Group also was a drag on fund performance and was sold off during the period.
Q. WHAT'S YOUR OUTLOOK?
A. Things look pretty positive overall for the Nordic markets for the next six to 12 months. On the whole, the outlook for inflation across the region is benign. Short-term, I intend to stay the course, maintaining my strong bias toward growth and positive earnings stories. This strategy should bode well for the fund, as I expect stronger profit growth from Scandinavian firms that are likely to respond effectively to economic expansion in Germany and elsewhere in the world.
NOTE TO SHAREHOLDERS: On December 15, 1999, shareholders of Fidelity
Nordic Fund voted to amend the fund's investment policies to permit the fund to invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 1999, communications companies accounted for approximately 43% of the Nordic market as represented by the FT/S&P-Actuaries World Nordic Index.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of issuers in Denmark,
Finland, Norway and Sweden
FUND NUMBER: 342
TRADING SYMBOL: FNORX
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$111 million
MANAGER: Trygve Toraasen, since 1998;
associate portfolio manager, Fidelity Nordic
Fund, 1997-1998; research analyst,
1994-1998; joined Fidelity in 1994
(checkmark)
NORDIC
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
Denmark 10.5%
United States 11.7%
Row: 1, Col: 1, Value: 10.5
Row: 1, Col: 2, Value: 22.4
Row: 1, Col: 3, Value: 7.9
Row: 1, Col: 4, Value: 47.5
Row: 1, Col: 5, Value: 11.7
Finland 22.4%
Sweden 47.5%
Norway 7.9%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
Denmark 11.2%
United States 8.1%
Row: 1, Col: 1, Value: 11.2
Row: 1, Col: 2, Value: 24.0
Row: 1, Col: 3, Value: 8.300000000000001
Row: 1, Col: 4, Value: 48.4
Row: 1, Col: 5, Value: 8.1
Finland 24.0%
Sweden 48.4%
Norway 8.3%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                     MONTHS AGO
Stocks                        89.6                    93.5
Short-Term Investments and    10.4                    6.5
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO
Nokia AB (Finland,              13.1                     12.4
Communications Equipment)
Ericsson (L.M.) Telefon AB      12.7                     11.6
Class B (Sweden, Electrical
Equipment)
Skandia Foersaekrings AB        4.9                      3.9
(Sweden, Insurance)
Hennes & Mauritz AB Class B     4.3                      3.8
(Sweden, Apparel Stores)
ABB Ltd.  (Sweden, Electrical   3.6                      0.0
Equipment)
Norsk Hydro AS  (Norway, Oil    2.7                      2.2
& Gas)
Svenska Handelsbanken AB (A     2.6                      2.6
shares) (Sweden, Banks)
Investor AB Class B Free        2.5                      2.3
shares (Sweden, Credit &
Other Finance)
Tele Danmark AS Class B         2.4                      2.5
(Denmark, Telephone Services)
Volvo AB Class B (Sweden,       2.2                      2.6
Autos, Tires, & Accessories)
                                51.0                     43.9
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO
INDUSTRIAL MACHINERY  &         20.0                     13.4
EQUIPMENT
FINANCE                         16.3                     19.7
TECHNOLOGY                      14.6                     15.0
BASIC INDUSTRIES                6.3                      6.8
UTILITIES                       5.8                      5.1
RETAIL & WHOLESALE              4.3                      4.1
MEDIA & LEISURE                 4.0                      4.0
SERVICES                        3.9                      5.5
DURABLES                        3.8                      5.8
HEALTH                          3.6                      3.1

NORDIC
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 89.6%
                                 SHARES                     VALUE (NOTE 1)
DENMARK - 10.5%
Carlsberg AS Class B              14,620                    $ 566,257
Coloplast AS Class B              5,000                      493,013
Falck AS                          16,360                     1,508,690
GN Store Nordic AS                37,680                     1,288,342
International Service Systems     9,200                      494,687
AS  Class B (a)
Novo-Nordisk AS Class B           9,989                      1,201,769
Sondagsavisen AS (Reg.)           8,870                      490,785
Sydbank AS                        21,730                     971,122
Tele Danmark AS Class B           43,800                     2,665,844
Vestas Wind Systems AS (a)        15,300                     2,007,874
                                                             11,688,383
FINLAND - 22.4%
America Group Ltd. Class A        56,800                     1,084,522
Eimo Oyj (a)                      23,600                     479,241
Hackman OY AB Class A             1,000                      15,032
Helsinki Telephone Corp.          9,800                      466,762
Class E
KCI (Konecranes International)    6,390                      165,150
Merita Ltd. Series A              91,900                     534,169
Metra OY Series B                 8,600                      163,299
Nokia AB                          126,200                    14,583,985
Okobank Class A                   23,180                     216,405
Pohjola Group Insurance Corp.     18,781                     1,010,416
Class B
Sampo Insurance Co. Ltd.          11,210                     390,239
Sonera Group PLC                  62,300                     1,876,314
Stora Enso Oyj                    147,170                    1,940,620
UPM-Kymmene Corp.                 64,110                     2,028,889
                                                             24,955,043
NORWAY - 7.9%
Bergesen d.y. AS Class A          7,600                      122,867
Den Norske Bank ASA Class A       400,300                    1,555,209
Free shares
Kvaerner ASA (a)                  42,700                     807,642
Kvaerner ASA (B shares) (a)       35,300                     536,848
NCL Holdings AS (a)               875,517                    2,226,626
NetCom ASA (a)                    9,100                      319,819
Norsk Hydro AS                    73,200                     2,928,094
Norske Skogindustrier AS          6,300                      245,567
Class A
                                                             8,742,672
SWEDEN - 47.5%
ABB Ltd. (a)                      40,219                     4,017,118
Assa Abloy AB Class B             51,400                     573,566
Atlas Copco AB Series B           31,400                     819,488
Avesta Sheffield AB (a)           58,000                     275,155
Connecta AB (a)                   14,600                     213,665
Electrolux AB                     90,200                     1,804,055
Ericsson (L.M.) Telefon AB        331,100                    14,154,525
Class B
Europolitan Holdings AB           96,800                     1,115,595
                                 SHARES                     VALUE (NOTE 1)
Forenings Sparbanken AB           115,575                   $ 1,846,437
Series A
Gambro AB Series B                42,100                     438,983
Hennes & Mauritz AB Class B       180,900                    4,820,470
Investor AB Class B Free          217,200                    2,794,549
shares
Modern Times Group AB Series      32,000                     1,038,080
B (a)
Munksjo AB                        29,000                     224,580
Munters AB                        50,850                     601,537
Munters AB (c)                    8,300                      98,186
NCC AB Series B                   25,500                     261,227
Nobel Biocare AB                  34,920                     485,488
OM Gruppen AB                     23,600                     305,082
Readsoft AB (B shares) (a)        31,100                     326,181
Sandvik AB Series B               10,300                     267,557
Scandic Hotels AB                 76,980                     722,883
Securitas AB Class B              107,400                    1,597,951
Skandia Foersaekrings AB          242,200                    5,405,360
Skanska AB Class B                17,800                     653,410
SKF AB                            40,000                     814,659
SSAB Swedish Steel Series A       44,100                     543,200
Svenska Cellulosa AB (SCA)        48,900                     1,323,918
Class B
Svenska Handelsbanken AB (A       209,196                    2,908,423
shares)
Volvo AB Class B                  95,418                     2,472,798
                                                             52,924,126
UNITED STATES OF AMERICA - 1.3%
Pharmacia & Upjohn, Inc. unit     27,400                     1,485,326
TOTAL COMMON STOCKS                           99,795,550
(Cost $66,184,188)
CASH EQUIVALENTS - 9.7%
Central Cash Collateral Fund,     1,813,105                  1,813,105
5.26% (b)
Taxable Central Cash Fund,        8,998,362                  8,998,362
5.21% (b)
TOTAL CASH EQUIVALENTS                        10,811,467
(Cost $10,811,467)
TOTAL INVESTMENT PORTFOLIO -                                 110,607,017
99.3%
(Cost $76,995,655)
NET OTHER ASSETS - 0.7%                                      780,598
NET ASSETS - 100%                            $ 111,387,615
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the
Securities
Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $98,186 or 0.1%
of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $70,697,418 and $102,294,354, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,673,005. The fund received cash collateral of $1,813,105 which was invested in the
Central Cash Collateral Fund.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,469,818. The weighted average interest rate was 5.16%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $77,698,085. Net unrealized appreciation aggregated $32,908,932, of which $35,145,669 related to appreciated investment securities and $2,236,737 related to depreciated investment securities.
The fund hereby designates approximately $234,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           0.1%
BASIC INDUSTRIES              6.3
CASH EQUIVALENTS              9.7
CONSTRUCTION & REAL ESTATE    2.6
DURABLES                      3.8
ENERGY                        2.7
FINANCE                       16.3
HEALTH                        3.6
HOLDING COMPANIES             1.0
INDUSTRIAL MACHINERY &        20.0
EQUIPMENT
MEDIA & LEISURE               4.0
NONDURABLES                   0.5
RETAIL & WHOLESALE            4.3
SERVICES                      3.9
TECHNOLOGY                    14.6
TRANSPORTATION                0.1
UTILITIES                     5.8
NORDIC
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at               $ 110,607,017
value  (cost $76,995,655) -
See accompanying schedule
Foreign currency held at                    22,241
value  (cost $22,258)
Receivable for investments                  893,507
sold
Receivable for fund shares                  1,874,232
sold
Dividends receivable                        8,908
Interest receivable                         40,628
Redemption fees receivable                  69
Other receivables                           1,923
 TOTAL ASSETS                               113,448,525
LIABILITIES
Payable for investments        $ 60,422
purchased
Payable for fund shares         49,374
redeemed
Accrued management fee          62,582
Other payables and  accrued     75,427
expenses
Collateral on securities        1,813,105
loaned,  at value
 TOTAL LIABILITIES                          2,060,910
NET ASSETS                                 $ 111,387,615
Net Assets consist of:
Paid in capital                            $ 75,440,141
Undistributed net investment                367,863
income
Accumulated undistributed net               1,972,264
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                 33,607,347
(depreciation) on
investments and assets and
liabilities in  foreign
currencies
NET ASSETS, for 4,952,374                  $ 111,387,615
shares outstanding
NET ASSET VALUE and                         $22.49
redemption price per share
($111,387,615 (divided by)
4,952,374 shares)
Maximum offering price per                  $23.19
share (100/97.00 of $22.49)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                             $ 1,759,359
Dividends
Interest                                       164,031
Security lending                               3,854
                                               1,927,244
Less foreign taxes withheld                    (255,621)
 TOTAL INCOME                                  1,671,623
EXPENSES
Management fee                   $ 769,457
Transfer agent fees               329,410
Accounting and security           64,666
lending fees
Non-interested trustees'          323
compensation
Custodian fees and expenses       95,683
Registration fees                 28,691
Audit                             33,509
Legal                             450
Interest                          6,969
Miscellaneous                     6,586
 Total expenses before            1,335,744
reductions
 Expense reductions               (50,484)     1,285,260
NET INVESTMENT INCOME                          386,363
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            11,024,662
 Foreign currency transactions    (18,591)     11,006,071
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            21,508,516
 Assets and liabilities in        (1,381)      21,507,135
foreign currencies
NET GAIN (LOSS)                                32,513,206
NET INCREASE (DECREASE) IN                    $ 32,899,569
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                       $ 123,563
charges paid to FDC
 Sales charges - Retained by                  $ 123,293
FDC
 Expense Reductions                           $ 49,810
  Directed brokerage
arrangements
  Transfer agent credits                       674
                                              $ 50,484
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 386,363                    $ 204,042
income
 Net realized gain (loss)         11,006,071                   (9,029,156)
 Change in net unrealized         21,507,135                   4,055,394
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       32,899,569                   (4,769,720)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     -                            (302,313)
From net investment income
 From net realized gain           -                            (5,108,510)
 TOTAL DISTRIBUTIONS              -                            (5,410,823)
Share transactions Net            41,593,918                   137,620,320
proceeds from sales of shares
 Reinvestment of distributions    -                            5,325,815
 Cost of shares redeemed          (65,061,644)                 (104,656,126)
 NET INCREASE (DECREASE) IN       (23,467,726)                 38,290,009
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   97,415                       471,151
  TOTAL INCREASE (DECREASE)       9,529,258                    28,580,617
IN NET ASSETS
NET ASSETS
 Beginning of period              101,858,357                  73,277,740
 End of period (including        $ 111,387,615                $ 101,858,357
undistributed net investment
income of $367,863 and
$178,966, respectively)
OTHER INFORMATION
Shares
 Sold                             2,122,892                    7,537,796
 Issued in reinvestment of        -                            375,060
distributions
 Redeemed                         (3,436,188)                  (6,243,438)
 Net increase (decrease)          (1,313,296)                  1,669,418

FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999       1998       1997      1996 E
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 16.26    $ 15.94    $ 12.77   $ 10.00
period
Income from Investment
Operations
Net investment income C           .07        .03        .10       .17 D
Net realized and unrealized       6.14       1.46 H     3.19      2.57
gain (loss)
Total from investment             6.21       1.49       3.29      2.74
operations
Less Distributions
 From net investment income       -          (.07)      (.05)     -
From net realized gain            -          (1.18)     (.10)     -
Total distributions               -          (1.25)     (.15)     -
Redemption fees added to paid     .02        .08        .03       .03
in capital
Net asset value, end of period   $ 22.49    $ 16.26    $ 15.94   $ 12.77
TOTAL RETURN A, B                 38.31%     10.99%     26.24%    27.70%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 111,388  $ 101,858  $ 73,278  $ 30,871
(000 omitted)
Ratio of expenses to average      1.27%      1.35%      1.42%     2.00% F
net assets
Ratio of expenses to average      1.23% G    1.35%      1.42%     2.00%
net assets after expense
reductions
Ratio of net investment           .37%       .20%       .67%      1.52%
income to average net assets
Portfolio turnover rate           70%        69%        74%       35%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.16 PER
SHARE.
E FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
F FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
H THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
PACIFIC BASIN
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY PACIFIC BASIN             89.36%       30.61%        80.03%
FIDELITY PACIFIC BASIN             83.68%       26.69%        74.63%
(INCL. 3.00% SALES CHARGE)
MSCI Pacific                       51.73%       -3.58%        -2.99%
Pacific Region Funds Average       67.12%       2.20%         71.52%
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5%
return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the
Morgan Stanley Capital International (MSCI) Pacific Index - a market capitalization-weighted index of over 400 stocks traded in
Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 55 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
FIDELITY PACIFIC BASIN           89.36%       5.49%         6.06%
FIDELITY PACIFIC BASIN           83.68%       4.85%         5.73%
(INCL. 3.00% SALES CHARGE)
MSCI Pacific                     51.73%       -0.73%        -0.30%
Pacific Region Funds Average     67.12%       -0.13%        5.21%
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Pacific Basin               MS Pacific (Net MA tax)
             00302                       MS003
  1989/10/31       9700.00                    10000.00
  1989/11/30      10013.50                    10476.06
  1989/12/31      10152.23                    10487.45
  1990/01/31       9806.79                     9894.06
  1990/02/28       9192.67                     8933.85
  1990/03/31       8623.32                     7325.04
  1990/04/30       8527.36                     7374.34
  1990/05/31       9352.59                     8398.69
  1990/06/30       9493.33                     8060.32
  1990/07/31       9813.19                     7999.11
  1990/08/31       8508.17                     7236.05
  1990/09/30       7120.00                     6101.57
  1990/10/31       8245.89                     7419.76
  1990/11/30       7491.03                     6596.97
  1990/12/31       7389.47                     6877.79
  1991/01/31       7532.08                     7092.14
  1991/02/28       8212.69                     7966.43
  1991/03/31       8108.97                     7532.47
  1991/04/30       8459.00                     7726.05
  1991/05/31       8400.66                     7696.14
  1991/06/30       8258.06                     7193.22
  1991/07/31       8361.77                     7435.82
  1991/08/31       7797.84                     7058.63
  1991/09/30       8283.99                     7613.89
  1991/10/31       8523.82                     7937.91
  1991/11/30       8121.94                     7427.23
  1991/12/31       8316.40                     7655.16
  1992/01/31       8102.49                     7358.55
  1992/02/29       8024.71                     6843.17
  1992/03/31       7519.11                     6192.36
  1992/04/30       7441.33                     5908.50
  1992/05/31       8037.67                     6369.33
  1992/06/30       7869.14                     5868.47
  1992/07/31       7519.11                     5786.90
  1992/08/31       7739.50                     6579.67
  1992/09/30       7687.64                     6428.91
  1992/10/31       7778.39                     6201.92
  1992/11/30       7745.98                     6318.88
  1992/12/31       7682.84                     6246.56
  1993/01/31       7761.37                     6234.93
  1993/02/28       8212.92                     6537.22
  1993/03/31       8769.17                     7326.95
  1993/04/30       9659.18                     8494.29
  1993/05/31      10130.36                     8741.40
  1993/06/30       9606.82                     8598.09
  1993/07/31      10117.27                     9106.43
  1993/08/31      10581.90                     9375.77
  1993/09/30      10608.08                     9025.12
  1993/10/31      11439.19                     9225.48
  1993/11/30      10876.39                     7923.83
  1993/12/31      12592.84                     8476.20
  1994/01/31      12934.45                     9457.36
  1994/02/28      13061.72                     9701.17
  1994/03/31      12083.77                     9165.65
  1994/04/30      12418.68                     9561.98
  1994/05/31      12787.09                     9789.45
  1994/06/30      12733.50                    10109.69
  1994/07/31      12706.71                     9892.79
  1994/08/31      13309.56                    10064.72
  1994/09/30      13135.40                     9812.81
  1994/10/31      13369.84                    10061.02
  1994/11/30      12271.32                     9499.59
  1994/12/31      12238.59                     9563.51
  1995/01/31      11104.69                     8959.55
  1995/02/28      10923.26                     8737.65
  1995/03/31      11270.99                     9408.49
  1995/04/30      11399.50                     9808.64
  1995/05/31      11331.47                     9416.31
  1995/06/30      11225.64                     9017.25
  1995/07/31      11958.89                     9667.38
  1995/08/31      11830.38                     9303.23
  1995/09/30      11694.32                     9389.40
  1995/10/31      11248.31                     8932.84
  1995/11/30      11150.04                     9372.05
  1995/12/31      11490.21                     9829.49
  1996/01/31      11664.08                     9846.16
  1996/02/29      11414.62                     9735.05
  1996/03/31      11716.99                    10033.63
  1996/04/30      12336.86                    10544.55
  1996/05/31      11989.13                    10086.98
  1996/06/30      12147.88                    10089.06
  1996/07/31      11528.01                     9625.47
  1996/08/31      11301.23                     9372.06
  1996/09/30      11633.84                     9677.91
  1996/10/31      11074.45                     9228.67
  1996/11/30      11497.77                     9479.25
  1996/12/31      11172.60                     8986.54
  1997/01/31      10480.96                     8230.77
  1997/02/28      10701.37                     8402.79
  1997/03/31      10412.56                     8095.25
  1997/04/30      10746.97                     8264.20
  1997/05/31      11849.03                     9073.35
  1997/06/30      12403.86                     9635.89
  1997/07/31      12723.08                     9406.18
  1997/08/31      11180.20                     8473.83
  1997/09/30      11453.81                     8441.89
  1997/10/31      10192.14                     7417.47
  1997/11/30       9842.53                     7009.73
  1997/12/31       9485.62                     6702.28
  1998/01/31       9935.47                     7066.15
  1998/02/28       9958.74                     7320.25
  1998/03/31       9485.62                     6917.34
  1998/04/30       9671.76                     6780.86
  1998/05/31       9260.69                     6320.85
  1998/06/30       9105.57                     6308.90
  1998/07/31       9268.45                     6199.44
  1998/08/31       8182.61                     5466.98
  1998/09/30       8446.31                     5449.54
  1998/10/31       9221.91                     6393.73
  1998/11/30       9857.91                     6687.84
  1998/12/31      10269.34                     6874.70
  1999/01/31      10284.87                     6924.74
  1999/02/28      10160.58                     6789.99
  1999/03/31      11543.29                     7646.34
  1999/04/30      12506.53                     8158.11
  1999/05/31      11861.78                     7672.54
  1999/06/30      13617.36                     8379.03
  1999/07/31      14922.39                     9017.60
  1999/08/31      15528.29                     8926.52
  1999/09/30      16398.31                     9338.92
  1999/10/29      17462.53                     9700.99
IMATRL PRASUN   SHR__CHT 19991031 19991129 103500 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1989, and the
current 3.00% sales charge was paid. As the chart shows, by October
31, 1999, the value of the investment would have grown to $17,463 - a
74.63% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,701 - a 2.99% decrease.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
PACIFIC BASIN
FUND TALK: THE MANAGER'S OVERVIEW
An interview with
William Kennedy, Portfolio Manager of Fidelity Pacific Basin Fund
Q. HOW DID THE FUND PERFORM, BILL?
A. The fund did extremely well in a surging market. For the 12 months that ended October 31, 1999, the fund returned 89.36%, compared to
51.73% for the Morgan Stanley Capital International Pacific Index and
67.12% for the Pacific region funds average monitored by Lipper Inc.
Q. WHY WAS THE FUND ABLE TO OUTPERFORM THE INDEX BY SUCH A WIDE
MARGIN?
A. Stock selection in Japan, the fund's largest country allocation, was the most important factor. Fidelity has a strong research presence in Japan, enabling the fund to identify many promising opportunities before other investors got wind of them. An overweighting in the technology sector also helped - mainly existing technology holdings in
Japan as well as new holdings in Taiwan and South Korea. As part of the region's general restructuring trend, more Japanese companies are outsourcing the production of various products and components, benefiting technology companies in Taiwan and South Korea.
Q. WHAT WAS THE FUND'S SECOND-LARGEST SECTOR WEIGHTING, AFTER
TECHNOLOGY?
A. Finance was next, at 19.6% of net assets. I added to the fund's finance holdings, mainly through the purchase of Japanese bank stocks.
During the period, three prominent Japanese banks merged to form the world's largest bank. This merger is likely to trigger more
consolidation, both within the banking industry and outside of it. Consolidation should result in further cost-cutting, revenue growth and share price appreciation. The other positive factor is that when
Japanese banks were recapitalized earlier in the year, the government made itself a shareholder, but provided a buyout option through which the banks, if profitable enough, could buy back the government's shares. Since banks do not want the government as a long-term business associate, there is a strong incentive for them to earn enough money to buy the government out.
Q. YOU REDUCED THE FUND'S HOLDINGS IN AUSTRALIA FROM 9.6% OF NET
ASSETS SIX MONTHS AGO TO 5.3% AT THE END OF THE PERIOD, AND IN HONG
KONG FROM 7.8% TO 5.4% OF NET ASSETS. CAN YOU COMMENT ON THOSE
CHANGES?
A. Australia's growth prospects are still good, but I reduced holdings there to make room for what seemed to be better opportunities in
Taiwan and South Korea. In Hong Kong, I did not see the aggressive restructuring that was occurring elsewhere. In addition, the fixed-rate currency link with the U.S. dollar was limiting the attractiveness of Hong Kong investments compared with those of other countries in the region.
Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?
A. DDI Corp. was a key contributor. A large Japanese
telecommunications company, DDI was fairly cheap relative to its global peers and also was a potential merger target. In addition, the company recently launched CDMA, a wireless, or cellular, technology superior to that of DDI's competitors. Hikari Tsushin - which I sold for valuation reasons - was another strong holding. The company sells wireless handsets and continued to benefit from a favorable business model, as well as the prospect of healthy sales from a new generation of handsets with advanced Internet capabilities. Softbank Corp., an
Internet conglomerate, mirrored the strength of Internet stocks generally and was priced relatively cheaply in view of its holdings.
Q. WHAT STOCKS WERE DISAPPOINTING?
A. South Korea-based Hanvit Bank underperformed. The company was a victim of the failure of Daewoo, a large South Korean conglomerate that had extensive dealings with Hanvit. Another underperformer was Matsushita Kotobuki, a Japanese manufacturer of hard-disk drives. The stock encountered difficulties because prices for hard drives continued to plummet. I sold both stocks by the end of the period.
Q. WHAT'S YOUR OUTLOOK, BILL?
A. The resumption of economic growth in Japan and a strong yen would dictate sticking with the fund's current strategy of investing in stocks positioned to benefit from an improving domestic economy there.
On the other hand, a strong yen hurts companies, like Honda and
Toyota, that derive most of their revenues from exports. As Japan recovers, other economies in the region, such as those in Taiwan and
South Korea, are experiencing increased demand for their products and services, and I will continue to look for other ways to play the unfolding revival of the Pacific Basin.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Pacific Basin
issuers
FUND NUMBER: 302
TRADING SYMBOL: FPBFX
START DATE: October 1, 1986
SIZE: as of October 31, 1999, more than
$659 million
MANAGER: William Kennedy, since 1998;
Hong Kong research director, 1996-1998;
analyst, regional power sector and Indian
companies, 1994-1996; joined Fidelity in
1994
(checkmark)
PACIFIC BASIN
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
United States 4.9%
Australia 5.3%
Thailand 0.7%
Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 5.4
Row: 1, Col: 3, Value: 0.7000000000000001
Row: 1, Col: 4, Value: 72.59999999999999
Row: 1, Col: 5, Value: 3.5
Row: 1, Col: 6, Value: 1.4
Row: 1, Col: 7, Value: 2.5
Row: 1, Col: 8, Value: 3.0
Row: 1, Col: 9, Value: 0.7000000000000001
Row: 1, Col: 10, Value: 4.9
Hong Kong 5.4%
Taiwan 3.0%
Singapore 2.5%
India 0.7%
Other 1.4%
Korea (South) 3.5%
Japan 72.6%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 4.9%
Australia 9.6%
Singapore 2.8%
Row: 1, Col: 1, Value: 9.6
Row: 1, Col: 2, Value: 7.8
Row: 1, Col: 3, Value: 72.59999999999999
Row: 1, Col: 4, Value: 2.3
Row: 1, Col: 5, Value: 2.8
Row: 1, Col: 6, Value: 4.9
Other 2.3%
Hong Kong 7.8%
Japan 72.6%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO
Stocks                        95.1                    95.1
Short-Term Investments and    4.9                     4.9
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO
Nippon Telegraph & Telephone     2.5                     3.7
Corp.  (Japan, Telephone
Services)
DDI Corp.  (Japan, Telephone     2.0                     0.9
Services)
Fujitsu Ltd.  (Japan,            1.9                     1.3
Computers & Office Equipment)
Sony Corp.  (Japan, Consumer     1.9                     0.9
Electronics)
Kokusai Denshin Denwa            1.8                     1.1
(Japan, Telephone Services)
Toyota Motor Corp.  (Japan,      1.8                     2.5
Autos, Tires, & Accessories)
Softbank Corp.  (Japan,          1.7                     0.5
Computers & Office Equipment)
Takeda Chemical Industries       1.6                     1.9
Ltd.  (Japan, Drugs &
Pharmaceuticals)
Murata Manufacturing Co. Ltd.    1.5                     0.0
 (Japan, Electrical Equipment)
Fuji Bank Ltd.  (Japan, Banks)   1.4                     1.2
                                 18.1                    14.0
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO
TECHNOLOGY                       22.7                    17.3
FINANCE                          19.6                    17.8
UTILITIES                        10.1                    12.1
DURABLES                         8.9                     11.1
INDUSTRIAL MACHINERY &           8.3                     6.0
EQUIPMENT
BASIC INDUSTRIES                 5.8                     5.8
HEALTH                           3.7                     3.9
CONSTRUCTION & REAL ESTATE       3.4                     4.1
RETAIL & WHOLESALE               3.4                     4.5
NONDURABLES                      3.1                     4.3

PACIFIC BASIN
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 95.0%
                                 SHARES                      VALUE (NOTE 1)
AUSTRALIA - 5.3%
Amcor Ltd.                        121,500                    $ 530,974
Austar United Communications      31,400                      102,121
Ltd. (a)
Australia & New Zealand           177,808                     1,173,454
Banking  Group Ltd.
Brambles Industries Ltd.          26,553                      746,739
Broken Hill Proprietary Co.       463,432                     4,789,664
Ltd. (The)
Cable & Wireless Optus Ltd.       682,800                     1,563,163
(a)
Cochlear Ltd.                     106,500                     1,161,347
Coles Myer Ltd.                   126,900                     631,208
F.H. Faulding & Co. Ltd.          116,044                     709,672
Lend Lease Corp. Ltd.             103,700                     1,193,174
Macquarie Bank Ltd.               88,500                      1,298,038
National Australia Bank Ltd.      231,858                     3,578,111
News Corp. Ltd.                   588,279                     4,254,150
Perpetual Trustees Australia      146,300                     1,884,569
Ltd.
Rio Tinto Ltd.                    60,200                      967,685
Smith (Howard) Ltd.               55,888                      400,734
Tabcorp Holdings Ltd.             135,000                     855,730
Telstra Corp. Ltd.                852,400                     4,336,102
Westfield Holdings Ltd.           98,000                      581,200
Westpac Banking Corp.             322,694                     2,070,578
WMC Ltd.                          317,000                     1,360,476
Woolworths Ltd.                   145,000                     492,846
                                                              34,681,735
HONG KONG - 5.4%
Cable & Wireless HKT Ltd.         670,000                     1,528,438
Cheung Kong Holdings Ltd.         389,000                     3,530,445
China Telecom (Hong Kong)         500,000                     1,687,500
Ltd. (a)
Dao Heng Bank Group Ltd.          200,000                     919,156
Giordano International Ltd.       2,326,000                   2,470,327
Great Eagle Holdings Ltd.         552,000                     682,183
Hang Seng Bank Ltd.               126,200                     1,372,799
Hong Kong & China Gas Co.         945,000                     1,253,025
Ltd.
Hongkong Land Holdings Ltd.       373,000                     481,170
Hutchison Whampoa Ltd.            919,000                     9,227,858
Johnson Electric Holdings         717,000                     3,876,674
Ltd.
Li & Fung Ltd.                    1,072,000                   1,828,527
New World Development Co.         334,000                     632,055
Ltd.
South China Morning Post          1,512,000                   1,099,743
Holdings
Sun Hung Kai Properties Ltd.      360,000                     2,908,084
Swire Pacific Ltd. Class A        314,000                     1,556,256
Wing Hang Bank Ltd.               158,500                     517,247
                                                              35,571,487
INDIA - 0.7%
Infosys Technologies Ltd.         17,110                      2,737,915
Pentafour Software & Exports      72,900                      1,012,407
Ltd. (new) (a)
Pentafour Software & Exports      72,900                      1,012,407
Ltd. (a)
                                                              4,762,729
INDONESIA - 0.4%
Gudang Garam PT Perusahaan        164,500                     424,205
                                 SHARES                      VALUE (NOTE 1)
PT Bank PAN Indonesia Tbk (a)     1,382,500                  $ 162,051
PT Indofood Sukses Makmur (a)     383,000                     454,549
PT Matahari Putra Prima Tbk       3,561,000                   443,494
(a)
PT Telkomunikasi Indonesia        1,029,000                   490,000
Sampoerna, Hanjaya Mandala (a)    343,000                     799,076
                                                              2,773,375
JAPAN - 72.6%
Acom Co. Ltd.                     15,200                      1,664,154
Aderans Co. Ltd.                  19,000                      952,509
Advan Co. Ltd.                    29,500                      872,605
Advantest Corp.                   22,000                      3,317,167
Aiful Corp.                       25,800                      4,014,022
Aiwa Co. Ltd.                     72,000                      1,756,351
Asahi Bank Ltd.                   540,000                     4,802,305
Asahi Chemical Industry Co.       195,000                     1,179,832
Ltd.
Asahi Glass Co. Ltd.              237,000                     1,886,896
Bank of Tokyo-Mitsubishi Ltd.     471,000                     7,816,452
Bank of Yokohama Ltd.             361,000                     2,028,187
BellSystem24, Inc.                1,200                       1,152,461
Canon, Inc.                       73,000                      2,068,187
Chiba Bank                        377,000                     2,063,770
CSK Corp.                         33,300                      1,535,078
Dai Nippon Printing Co. Ltd.      118,000                     2,154,315
Dai-Ichi Kangyo Bank Ltd.         197,000                     2,705,498
Daiwa Securities Co. Ltd.         685,000                     7,322,017
DDI Corp.                         1,223                       13,389,869
Diamond Computer Service Co.      119,000                     3,120,000
Ltd.
Fanuc Ltd.                        46,000                      3,578,392
Fuji Bank Ltd.                    691,000                     9,489,844
Fuji Coca-Cola Bottling Co.       120,000                     2,304,922
Ltd.
Fuji Heavy Industries Ltd.        449,000                     3,820,543
Fuji Machine Manufacturing        16,900                      787,179
Co. Ltd.
Fujitsu Ltd.                      422,000                     12,725,859
Furukawa Electric Co. Ltd.        1,041,000                   7,598,176
Heiwa Corp.                       23,000                      631,741
Hino Motors Ltd. (a)              290,000                     1,055,558
Hirose Electric Co. Ltd.          11,000                      1,921,633
Hitachi Information Systems       118,000                     4,555,678
Hitachi Ltd.                      844,000                     9,178,500
Honda Motor Co. Ltd.              193,000                     8,118,063
Hoya Corp.                        90,000                      6,482,593
Industrial Bank of Japan Ltd.     513,000                     6,946,747
(The)
Ito En Ltd.                       40,000                      4,110,444
Ito-Yokado Co. Ltd.               95,000                      7,609,124
Jafco Co. Ltd.                    58,000                      6,517,167
Japan Business Computer Co.       39,400                      987,601
Ltd.
Japan Medical Dynamic             6,000                       328,451
Marketing, Inc.
Japan Tobacco, Inc.               217                         2,396,639
Kadokawa Shoten Publish Co.       6,300                       1,573,714
Ltd.
Kaneka Corp.                      227,000                     2,975,798
Kao Corp.                         134,000                     4,092,389
Kawasaki Steel Corp.              375,000                     849,940
Kirin Brewery Co. Ltd.            109,000                     1,249,902
COMMON STOCKS - CONTINUED
                                 SHARES                      VALUE (NOTE 1)
JAPAN - CONTINUED
Koa Denko Co. Ltd.                219,000                    $ 3,806,867
Kokusai Denshin Denwa             94,100                      11,838,752
Konami Co. Ltd.                   24,000                      2,327,971
Kyocera Corp.                     73,000                      7,010,805
Matsushita Communication          30,000                      5,047,779
Industrial Co. Ltd.
Matsushita Electric               98,000                      2,075,763
Industrial Co. Ltd.
Mikasa Coca Cola Bottling Co.     114,000                     1,204,322
Mikuni Coca Cola Bottling Co.     46,000                      971,909
Mirai Industry Co. Ltd.           41,000                      661,513
Misumi Corp.                      20,000                      1,450,180
Mitsubishi Electric Corp.         1,394,000                   7,724,735
Mitsubishi Estate Co. Ltd.        260,000                     2,609,364
Mitsui Trust & Banking Co.        947,000                     2,946,728
Ltd.
Mitsumi Electric Co. Ltd.         85,000                      2,277,551
Murata Manufacturing Co. Ltd.     78,000                      10,037,936
Namco Ltd.                        60,100                      2,839,779
NEC Corp.                         368,000                     7,457,191
NIC Corp.                         19,000                      939,736
Nichicon Corp.                    199,000                     4,319,232
Nidec Corp.                       11,000                      2,139,256
Nikko Securities Co. Ltd.         397,000                     3,736,471
Nintendo Co. Ltd.                 26,400                      4,196,111
Nippon Computer Systems Corp.     207,000                     4,055,510
Nippon Paper Industries Co.       260,000                     2,022,569
Ltd.
Nippon Steel Corp.                1,401,000                   3,565,570
Nippon Telegraph & Telephone      1,068                       16,411,044
Corp.
Nippon Zeon Co. Ltd.              404,000                     3,491,957
Nissin Co. Ltd.                   19,000                      1,166,002
Nitto Denko Corp.                 115,000                     4,550,300
Nomura Securities Co. Ltd.        161,000                     2,661,042
NTT Mobile Communication          246                         6,544,250
Network, Inc.
Oki Electric Industry Co.         521,000                     3,352,413
Ltd. (a)
Omron Corp.                       278,000                     5,820,312
Oracle Corp. Japan                9,000                       1,832,413
ORIX Corp.                        37,800                      5,082,353
Otsuka Kagu Ltd.                  5,200                       1,548,139
Q'Sai Co. Ltd.                    17,000                      1,173,878
Ricoh Co. Ltd.                    213,000                     3,479,597
Rohm Co. Ltd.                     29,000                      6,517,167
Sakura Bank Ltd.                  815,000                     7,013,110
Sankyo Co. Ltd. (Gunma)           17,500                      1,386,555
Secom Co. Ltd.                    35,000                      3,757,983
Secom Co. Ltd. (RFD)              35,000                      3,731,093
Senshukai Co. Ltd.                235,000                     4,511,549
Sharp Corp.                       246,000                     3,921,825
Shin-Etsu Chemical Co. Ltd.       124,000                     5,120,769
Shohkoh Fund & Co. Ltd.           7,450                       4,564,802
Skylark Co. Ltd.                  65,000                      1,822,809
SMC Corp.                         15,000                      2,533,974
Softbank Corp.                    27,700                      11,518,944
                                 SHARES                      VALUE (NOTE 1)
Sony Corp.                        77,500                     $ 12,380,626
Sumitomo Bank Ltd. Japan          578,000                     9,314,613
Sumitomo Metal Industries         557,000                     545,633
Ltd. (a)
Sumitomo Trust & Banking Ltd.     285,000                     2,917,743
Takasago Electric Industry        4,000                       303,481
Co.
Takeda Chemical Industries        183,000                     10,527,443
Ltd.
Takefuji Corp.                    8,500                       1,102,041
Takefuji Corp. (c)                20,000                      2,593,037
THK Co. Ltd.                      133,600                     4,375,280
Tokai Bank Ltd.                   432,000                     3,775,462
Toko, Inc.                        561,000                     2,774,694
Tokyo Electron Ltd.               14,000                      1,164,370
Tokyo Seimitsu Co. Ltd.           60,000                      7,323,890
Toyoda Gosei Co. Ltd.             141,000                     6,080,096
Toyota Motor Corp.                336,000                     11,649,076
Tsubaki Nakashima Co. Ltd.        82,000                      1,181,273
Union Tool Co.                    11,300                      1,208,951
World Co. Ltd.                    22,200                      2,249,316
Yamaha Motor Co. Ltd.             241,000                     1,962,718
Yamanouchi Pharmaceutical Co.     69,000                      3,134,406
Ltd.
Yamato Transport Co. Ltd.         81,000                      2,333,734
Yoshitomi Pharmaceutical          146,000                     1,991,069
Industries Ltd.
                                                              479,355,104
KOREA (SOUTH) - 3.5%
Housing & Commercial Bank (a)     42,400                      1,120,534
Korea Electric Power Corp.        114,400                     3,347,596
Korea Telecom Sponsored ADR       42,000                      1,480,500
Korea Tobacco & Ginseng Co.       37,600                      1,025,027
Ltd.
Lg Chemical Ltd.                  24,850                      752,026
Lg Electronics, Inc.              22,000                      720,801
Medison Co. Ltd.                  25,800                      258,108
Pohang Iron & Steel Co. Ltd.      10,500                      1,260,526
Samsung Corp.                     34,400                      544,894
Samsung Electro-Mechanics Co.     36,900                      1,784,244
Samsung Electronics Co. Ltd.      48,100                      8,020,011
Samsung Securities Co. Ltd.       20,800                      728,304
Shinhan Bank                      82,500                      873,489
Shinsegae Department Store        9,950                       546,649
Shinsegae Department Store        1,739                       30,735
rights 12/1/99 (a)
SK Telecom Co. Ltd.               720                         831,347
                                                              23,324,791
MALAYSIA - 0.1%
Amway Holding BHD                 144,000                     373,263
NEW ZEALAND - 0.3%
Fletcher Challenge Ltd.           129,700                     160,671
Building Division
Lion Nathan Ltd.                  216,100                     466,284
Telecom Corp. of New Zealand      212,000                     854,601
Ltd.
Warehouse Group Ltd. (The)        90,100                      349,940
                                                              1,831,496
COMMON STOCKS - CONTINUED
                                 SHARES                      VALUE (NOTE 1)
PHILIPPINES - 0.0%
Oriental Petroleum & Mineral      7,771,657                  $ 775
Corp. Class B (a)
SINGAPORE - 2.5%
Chartered Semiconduct             3,500                       116,156
Manufacturing Ltd. ADR
City Developments Ltd.            104,000                     538,309
Datacraft Asia Ltd.               403,000                     1,853,800
DBS Group Holdings Ltd.           147,239                     1,666,021
DBS Land Ltd.                     237,000                     439,338
Natsteel Electronics Ltd.         243,000                     950,647
Overseas Union Bank Ltd.          386,452                     1,674,664
Singapore Airlines Ltd.           274,000                     2,902,438
Singapore Press Holdings Ltd.     86,694                      1,487,077
Singapore Technologies            529,000                     767,313
Engineering Ltd.
Singapore Telecommunications      772,000                     1,468,264
Ltd.
United Overseas Bank Ltd.         217,000                     1,645,621
(For. Reg.)
Venture Manufacturing             145,000                     1,291,604
Singapore Ltd.
                                                              16,801,252
TAIWAN - 3.0%
Advanced Semiconductor            492,000                     1,512,295
Engineering, Inc. (a)
Asustek Computer, Inc.            184,000                     1,931,652
China Steel Corp.                 1,027,000                   790,000
Far Eastern Textile Ltd.          963,000                     1,317,598
Formosa Plastic                   428,000                     856,810
Hon Hai Precision Industries      317,000                     2,168,632
Co. Ltd.
Nan Ya Plastics Corp.             522,000                     913,335
Ritek Corp.                       75,000                      491,803
Siliconware Precision             407,000                     731,368
Industries Co. Ltd.
Taishin International Bank        2,464,000                   1,406,003
Taiwan Semiconductor              1,080,130                   4,801,334
Manufacturing Co. Ltd.
United Microelectronics Corp.     1,103,000                   2,868,774
                                                              19,789,604
THAILAND - 0.6%
Advanced Info Service PCL         85,700                      998,447
(For. Reg.) (a)
BEC World PCL (For.Reg.) (a)      111,600                     693,437
PTT Exploration & Production      83,900                      612,551
Public Co.Ltd. (For.Reg.) (a)
Siam Cement PCL (For.Reg.) (a)    45,500                      1,177,994
Siam Makro PCL (For.Reg.)         200,100                     334,148
                                                              3,816,577
UNITED KINGDOM - 0.6%
HSBC Holdings PLC (Hong Kong)     293,184                     3,609,828
(Reg.)
TOTAL COMMON STOCKS                            626,692,016
(Cost $442,859,620)
PREFERRED STOCKS - 0.1%
                                 SHARES                      VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS
- - 0.1%
THAILAND - 0.1%
Siam Commercial Bank PLC          631,100                    $ 714,838
5.25% (a)
NONCONVERTIBLE PREFERRED
STOCKS - 0.0%
TAIWAN - 0.0%
Taishin International Bank (a)    363,000                     114,439
TOTAL PREFERRED STOCKS                         829,277
(Cost $684,817)
CASH EQUIVALENTS - 6.5%
Central Cash Collateral Fund,     12,996,138                  12,996,138
5.26% (b)
Taxable Central Cash Fund,        29,603,427                  29,603,427
5.21% (b)
TOTAL CASH EQUIVALENTS                         42,599,565
(Cost $42,599,565)
TOTAL INVESTMENT PORTFOLIO -                                  670,120,858
101.6%
(Cost $486,144,002)
NET OTHER ASSETS - (1.6)%                                     (10,240,012)
NET ASSETS - 100%                             $ 659,880,846
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the
Securities
Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,593,037 or
0.4% of
net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $557,505,583 and $344,592,705, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $12,355,928. The fund received
cash collateral of $12,996,138 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $487,010,408. Net unrealized appreciation aggregated $183,110,450, of which $191,597,264 related to appreciated investment securities and $8,486,814 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $45,130,000 of which $12,149,000 and $32,981,000 will expire on October 31, 2005 and 2006, respectively.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              5.8%
CASH EQUIVALENTS              6.5
CONSTRUCTION & REAL ESTATE    3.4
DURABLES                      8.9
ENERGY                        0.1
FINANCE                       19.6
HEALTH                        3.7
INDUSTRIAL MACHINERY &        8.3
EQUIPMENT
MEDIA & LEISURE               2.8
NONDURABLES                   3.1
PRECIOUS METALS               0.2
RETAIL & WHOLESALE            3.4
SERVICES                      1.8
TECHNOLOGY                    22.7
TRANSPORTATION                1.2
UTILITIES                     10.1
PACIFIC BASIN
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at                 $ 670,120,858
value  (cost $486,144,002) -
 See accompanying schedule
Foreign currency held at                      4,631,618
value  (cost $4,631,618)
Receivable for investments                    4,043,421
sold
Receivable for fund shares                    5,564,156
sold
Dividends receivable                          1,036,745
Interest receivable                           106,512
Redemption fees receivable                    1,036
Other receivables                             10,146
 TOTAL ASSETS                                 685,514,492
LIABILITIES
Payable for investments        $ 10,826,822
purchased
Payable for fund shares         1,131,647
redeemed
Accrued management fee          423,496
Other payables and  accrued     255,543
expenses
Collateral on securities        12,996,138
loaned,  at value
 TOTAL LIABILITIES                            25,633,646
NET ASSETS                                   $ 659,880,846
Net Assets consist of:
Paid in capital                              $ 521,918,337
Distributions in excess of                    (43,795)
net investment income
Accumulated undistributed net                 (45,996,431)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                   184,002,735
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 29,359,366                   $ 659,880,846
shares outstanding
NET ASSET VALUE and                           $22.48
redemption price per share
($659,880,846 (divided by)
29,359,366 shares)
Maximum offering price per                    $23.18
share (100/97.00 of $22.48)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                              $ 3,527,645
Dividends
Interest                                        723,262
Security lending                                28,870
                                                4,279,777
Less foreign taxes withheld                     (340,415)
 TOTAL INCOME                                   3,939,362
EXPENSES
Management fee Basic fee         $ 2,565,004
 Performance adjustment           670,293
Transfer agent fees               1,133,920
Accounting and security           199,333
lending fees
Non-interested trustees'          2,271
compensation
Custodian fees and expenses       163,157
Registration fees                 49,219
Audit                             44,178
Legal                             958
Miscellaneous                     118
 Total expenses before            4,828,451
reductions
 Expense reductions               (56,246)      4,772,205
NET INVESTMENT INCOME (LOSS)                    (832,843)
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            54,887,737
 Foreign currency transactions    (77,941)      54,809,796
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            177,132,699
 Assets and liabilities in        36,519        177,169,218
foreign currencies
NET GAIN (LOSS)                                 231,979,014
NET INCREASE (DECREASE) IN                     $ 231,146,171
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION Sales                        $ 534,718
charges paid to FDC
 Sales charges - Retained by                   $ 533,043
FDC
 Deferred sales charge                         $ 9,916
witheld  by FDC
 Expense Reductions                            $ 45,152
  Directed brokerage
arrangements
  Custodian credits                             1,230
  Transfer agent credits                        9,864
                                               $ 56,246
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ (832,843)                  $ (321,268)
income (loss)
 Net realized gain (loss)         54,809,796                   (31,836,550)
 Change in net unrealized         177,169,218                  9,227,120
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       231,146,171                  (22,930,698)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (345,403)                    (4,350,839)
in excess of net investment
income
Share transactions Net            388,881,157                  63,798,234
proceeds from sales of shares
 Reinvestment of distributions    338,512                      4,301,574
 Cost of shares redeemed          (156,304,703)                (84,998,801)
 NET INCREASE (DECREASE) IN       232,914,966                  (16,898,993)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   701,135                      127,081
  TOTAL INCREASE (DECREASE)       464,416,869                  (44,053,449)
IN NET ASSETS
NET ASSETS
 Beginning of period              195,463,977                  239,517,426
 End of period (including        $ 659,880,846                $ 195,463,977
distributions in excess of
net investment income of
$43,795 and  $3,862,332,
respectively)
OTHER INFORMATION
Shares
 Sold                             21,838,288                   5,220,379
 Issued in reinvestment of        26,201                       352,299
distributions
 Redeemed                         (8,941,281)                  (7,003,769)
 Net increase (decrease)          12,923,208                   (1,431,091)

FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 11.89    $ 13.41    $ 14.65    $ 14.88    $ 19.96
period
Income from Investment
Operations
Net investment income (loss) C    (.04)      (.02)      (.01)      .05        .07
Net realized and unrealized       10.62      (1.26)     (1.16)     (.29)      (3.12)
gain (loss)
Total from investment             10.58      (1.28)     (1.17)     (.24)      (3.05)
operations
Less Distributions
 From net investment income       -          -          (.01)      -          -
In excess of net investment       (.02)      (.25)      (.07)      -          (.02)
income
From net realized gain            -          -          -          -          (2.02)
Total distributions               (.02)      (.25)      (.08)      -          (2.04)
Redemption fees added to paid     .03        .01        .01        .01        .01
in capital
Net asset value, end of period   $ 22.48    $ 11.89    $ 13.41    $ 14.65    $ 14.88
TOTAL RETURN A, B                 89.36%     (9.52)%    (7.97)%    (1.55)%    (15.87)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 659,881  $ 195,464  $ 239,517  $ 572,150  $ 317,635
(000 omitted)
Ratio of expenses to average      1.37%      1.73%      1.32%      1.26%      1.32% D
net assets
Ratio of expenses to average      1.36% E    1.72% E    1.31% E    1.24% E    1.32%
net assets after expense
reductions
Ratio of net investment           (.24)%     (.16)%     (.04)%     .30%       .44%
income (loss) to average net
assets
Portfolio turnover rate           101%       57%        42%        85%        65%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

SOUTHEAST ASIA
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY SOUTHEAST ASIA            49.80%       -11.56%       29.83%
FIDELITY SOUTHEAST ASIA            45.31%       -14.21%       25.93%
(INCL. 3.00% SALES CHARGE)
MSCI Far East Free ex-Japan        52.06%       -22.24%       27.31%
Pacific Region ex-Japan            48.33%       -17.64%       n/a
Funds Average
CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested
$1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International AC Far
East Free ex-Japan Index - a market capitalization-weighted index of stocks traded in Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper
Inc. The past one year average represents a peer group of 86 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
FIDELITY SOUTHEAST ASIA          49.80%       -2.43%        4.07%
FIDELITY SOUTHEAST ASIA          45.31%       -3.02%        3.59%
(INCL. 3.00% SALES CHARGE)
MSCI Far East Free ex-Japan      52.06%       -4.91%        3.76%
Pacific Region ex-Japan          48.33%       -4.14%        n/a
Funds Average
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Southeast Asia              MS FarEast x-JPN Fr Gross
             00351                       MS008
  1993/04/19       9700.00                    10000.00
  1993/04/30       9651.50                    10334.89
  1993/05/31      10078.30                    10929.98
  1993/06/30       9835.80                    10642.82
  1993/07/31       9826.10                    10715.96
  1993/08/31      10543.90                    11612.63
  1993/09/30      10873.70                    11974.11
  1993/10/31      12842.80                    14179.62
  1993/11/30      13240.50                    14084.20
  1993/12/31      15992.99                    17508.06
  1994/01/31      14696.78                    16312.13
  1994/02/28      14004.83                    15375.29
  1994/03/31      12221.33                    13702.83
  1994/04/30      12533.20                    14348.37
  1994/05/31      13069.22                    14960.14
  1994/06/30      12299.30                    14295.10
  1994/07/31      12952.27                    15093.47
  1994/08/31      14141.27                    16322.75
  1994/09/30      14131.52                    16059.95
  1994/10/31      14238.73                    16372.12
  1994/11/30      12845.07                    14812.82
  1994/12/31      12513.71                    14446.91
  1995/01/31      11198.01                    12897.43
  1995/02/28      12162.86                    14200.92
  1995/03/31      12318.79                    14269.05
  1995/04/30      12309.04                    14134.01
  1995/05/31      13712.45                    15856.11
  1995/06/30      13702.71                    15617.68
  1995/07/31      14053.56                    15864.27
  1995/08/31      13507.79                    15109.47
  1995/09/30      13683.21                    15371.66
  1995/10/31      13527.28                    15138.13
  1995/11/30      13293.38                    14979.13
  1995/12/31      14038.25                    15724.49
  1996/01/31      15771.98                    17165.65
  1996/02/29      15425.24                    17106.70
  1996/03/31      15296.45                    17244.40
  1996/04/30      15623.38                    17726.96
  1996/05/31      15682.82                    17554.45
  1996/06/30      15237.00                    17200.74
  1996/07/31      14038.25                    15961.51
  1996/08/31      14672.30                    16537.82
  1996/09/30      15147.84                    16955.48
  1996/10/31      14553.42                    16635.18
  1996/11/30      15603.56                    17587.62
  1996/12/31      15464.51                    17475.63
  1997/01/31      15454.22                    17729.59
  1997/02/28      15690.87                    17795.50
  1997/03/31      14620.81                    16822.86
  1997/04/30      14301.84                    16393.53
  1997/05/31      15124.97                    17225.98
  1997/06/30      15618.85                    17686.50
  1997/07/31      16123.01                    17772.64
  1997/08/31      14013.75                    14500.35
  1997/09/30      13231.78                    14391.39
  1997/10/31       9826.09                    10880.61
  1997/11/30       9754.06                    10188.55
  1997/12/31       9451.16                     9732.57
  1998/01/31       8882.44                     8912.96
  1998/02/28      10226.69                    10957.88
  1998/03/31      10195.67                    10690.41
  1998/04/30       9296.05                     9589.59
  1998/05/31       8044.86                     8104.40
  1998/06/30       7383.07                     7222.25
  1998/07/31       7269.33                     7021.87
  1998/08/31       6349.03                     5936.84
  1998/09/30       7093.54                     6576.50
  1998/10/31       8406.78                     8372.34
  1998/11/30       8944.48                     9134.88
  1998/12/31       8903.49                     9263.54
  1999/01/31       8582.17                     8960.88
  1999/02/28       8447.43                     8802.18
  1999/03/31       9204.07                     9791.62
  1999/04/30      11111.22                    12052.48
  1999/05/31      10738.08                    11510.53
  1999/06/30      12790.34                    13507.32
  1999/07/31      12634.86                    12989.96
  1999/08/31      12925.08                    13202.48
  1999/09/30      11909.32                    12145.78
  1999/10/29      12593.40                    12730.66
IMATRL PRASUN   SHR__CHT 19991031 19991111 124720 R00000000000082
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have been $12,593 - a 25.93% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC
Far East Free-ex Japan Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $12,731 - a 27.31% increase.
UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however,
investing in foreign markets means assuming greater
risks than investing in the United States. Factors like
changes in a country's financial markets, its local
political and economic climate, and the fluctuating
value of its currency create these risks. For these
reasons an international fund's performance may
be more volatile than a fund that invests exclusively
in the United States. Past performance is no
guarantee of future results and you may have a
gain or loss when you sell your shares.
(checkmark)
SOUTHEAST ASIA
FUND TALK: THE MANAGER'S OVERVIEW
An interview with Allan Liu, Portfolio Manager of Fidelity Southeast
Asia Fund
Q. HOW DID THE FUND PERFORM, ALLAN?
A. The fund did very well on an absolute basis but slightly trailed its benchmark during the period. For the 12 months that ended October
31, 1999, the fund returned 49.80%, compared to 52.06% for the Morgan
Stanley Capital International AC Far East Free ex-Japan Index and
48.33% for the Pacific region ex-Japan funds average tracked by Lipper
Inc.
Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. The underperformance occurred during the first six months of the period, when I positioned the fund defensively due to the instability and increased risk I perceived in Southeast Asian equity markets. At that time, in addition to an emphasis on earnings and share-price growth, I also focused on companies with the best survival capability.
When Southeast Asian stocks rallied strongly late in 1998 and early in
1999 - particularly in South Korea - the fund fell behind the index.
However, the fund soundly beat the index during the last six months of the period, narrowing the performance gap from 11.79% as of April 30,
1999, to 2.26% at the end of the period.
Q. WHAT DID YOU DO DIFFERENTLY IN THE SECOND HALF OF THE PERIOD?
A. I invested more in companies that were positioned to benefit from the domestic recoveries occurring in many Southeast Asian countries and in manufacturers with strong export businesses. These included the stocks of domestic consumer, technology and electronics companies in
Hong Kong, Korea, Taiwan and Singapore. I particularly favored companies that I felt could compete successfully on a global level.
Q. THE FINANCE COMPONENT OF THE FUND DECREASED FROM 28.6% OF NET
ASSETS AT THE END OF APRIL TO 20.1% AT THE END OF THE PERIOD. WHY WAS
THAT?
A. Early in the year, the fund had a heavier weighting of finance stocks because interest rates were dropping sharply, which tends to benefit companies in this sector. Once most of the drop in interest rates had occurred, however, I lightened up on the fund's finance holdings. As a result of the precarious financial condition of the region, many banks had badly damaged balance sheets requiring massive recapitalization - that is, issuing more shares of stock. When more shares of a stock are issued, there is dilution of earnings per share, which I felt did not bode well for those companies' stock prices.
Q. AFTER OVERWEIGHTING HONG KONG RELATIVE TO THE INDEX 12 MONTHS AGO,
YOU SUBSEQUENTLY UNDERWEIGHTED THAT COUNTRY. CAN YOU EXPLAIN YOUR
RATIONALE?
A. When the region began to recover, I felt that Hong Kong's fixed-rate currency system would inhibit its recovery. Currency depreciation - painful though it is in many respects - is one way a country can make itself more competitive, with cheaper asset prices that will attract foreign investors. Since Hong Kong has chosen to maintain a fixed-rate link to the U.S. dollar, currency depreciation is not a possible avenue of recovery. Instead, investors must wait for domestic asset prices in Hong Kong to fall to levels that seem attractive.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Samsung Electronics, the fund's largest holding at the end of the period, did extremely well. The company is the world's most efficient producer of computer DRAM (dynamic random access memory) and was able to survive comfortably even when DRAM prices were at their lowest point. Another helpful holding was Taiwan Semiconductor, one of the most efficient manufacturers of semiconductors. The stock benefited from improved demand in the semiconductor market.
Q. WHAT STOCKS DISAPPOINTED YOU?
A. Swire Pacific weighed down the fund's return, based on the disappointing performance of its investments in office property. CLP Holdings, a Hong Kong utility, suffered when investors began to allocate more capital to non-defensive stocks. I  sold both stocks.
Q. WHAT'S YOUR OUTLOOK, ALLAN?
A. Now that interest rates have fallen so dramatically, further gains in Southeast Asian share prices will be primarily earnings-driven. I will be watching to see which companies continue to put a high priority on decreasing debt and increasing operating efficiency and overall shareholder value. With better times may come a certain complacency on the part of some managements about implementing needed restructuring. I intend to emphasize the companies that are serious about continuing to improve.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON
THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED
ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.
FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Southeast Asian
issuers; the fund does not anticipate investing in
Japan
START DATE: April 19, 1993
FUND NUMBER: 351
TRADING SYMBOL: FSEAX
SIZE: as of October 31, 1999, more than
$360 million
MANAGER: Allan Liu, since inception; manager,
various funds for non-U.S. investors; analyst,
Southeast Asian markets, 1987-1990; joined
Fidelity in 1987
(checkmark)
SOUTHEAST ASIA
INVESTMENT CHANGES
AS OF OCTOBER 31, 1999
United States 2.8%
United Kingdom 5.2%
Row: 1, Col: 1, Value: 28.1
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 19.7
Row: 1, Col: 4, Value: 8.5
Row: 1, Col: 5, Value: 1.9
Row: 1, Col: 6, Value: 12.8
Row: 1, Col: 7, Value: 17.0
Row: 1, Col: 8, Value: 2.4
Row: 1, Col: 9, Value: 5.2
Row: 1, Col: 10, Value: 2.8
Thailand 2.4%
Hong Kong 28.1%
Taiwan 17.0%
Indonesia 1.6%
Singapore 12.8%
Other 1.9%
Korea (South) 19.7%
Malaysia 8.5%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)
AS OF APRIL 30, 1999
United States 5.8%
Row: 1, Col: 1, Value: 35.7
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 15.2
Row: 1, Col: 4, Value: 2.9
Row: 1, Col: 5, Value: 1.2
Row: 1, Col: 6, Value: 13.0
Row: 1, Col: 7, Value: 13.3
Row: 1, Col: 8, Value: 3.8
Row: 1, Col: 9, Value: 7.6
Row: 1, Col: 10, Value: 5.8
United Kingdom 7.6%
Thailand 3.8%
Hong Kong 35.7%
Taiwan 13.3%
Singapore 13.0%
Indonesia 1.5%
Other 1.2%
Malaysia 2.9%
Korea (South) 15.2%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION
                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO
Stocks                        97.2                    94.2
Short-Term Investments  and   2.8                     5.8
Net Other Assets
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999
                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO
Samsung Electronics Co. Ltd.     8.4                     3.4
(Korea (South), Electronics)
Hutchison Whampoa Ltd. (Hong     6.6                     7.2
Kong, Electrical Equipment)
HSBC Holdings PLC (Hong Kong)    5.2                     7.6
(Reg.) (United Kingdom, Banks)
Taiwan Semiconductor             4.7                     3.0
Manufacturing Co. Ltd.
(Taiwan, Electronics)
Cheung Kong Holdings Ltd.        4.2                     5.4
(Hong Kong, Real Estate)
China Telecom (Hong Kong)        3.8                     2.9
Ltd. (Hong Kong, Cellular)
Sun Hung Kai Properties Ltd.     3.2                     4.1
(Hong Kong, Real Estate)
Korea Electric Power Corp.       2.4                     3.1
(Korea (South), Electric
Utility)
Cable & Wireless HKT Ltd.        2.2                     3.3
(Hong Kong, Telephone
Services)
Hang Seng Bank Ltd.  (Hong       2.1                     2.7
Kong, Banks)
                                 42.8                    42.7
TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999
                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO
TECHNOLOGY                       31.1                    16.7
FINANCE                          20.1                    28.6
UTILITIES                        12.0                    15.0
CONSTRUCTION & REAL ESTATE       9.8                     15.0
INDUSTRIAL MACHINERY &           8.3                     8.1
EQUIPMENT
MEDIA & LEISURE                  4.1                     2.4
BASIC INDUSTRIES                 3.0                     2.2
NONDURABLES                      2.6                     2.5
DURABLES                         2.5                     1.5
TRANSPORTATION                   2.0                     1.2

SOUTHEAST ASIA
INVESTMENTS OCTOBER 31, 1999
Showing Percentage of Net Assets
COMMON STOCKS - 96.8%
                                 SHARES                      VALUE (NOTE 1)
AUSTRALIA - 0.6%
LibertyOne Ltd.                   1,800,000                  $ 2,226,848
CHINA - 0.7%
China Southern Airlines Ltd.      1,600,000                   319,259
(a)
Great Wall Technology Co. (H      2,460,000                   1,504,248
Shares)
Shanghai Petrochemical Co.        2,400,000                   491,246
Ltd. Class H
Shenzhen Expressway Co. Ltd.      1,000,000                   149,331
Class H
                                                              2,464,084
HONG KONG - 28.1%
Cable & Wireless HKT Ltd.         3,448,000                   7,865,750
Cheung Kong Holdings Ltd.         1,685,000                   15,292,546
China Telecom (Hong Kong)         4,068,000                   13,729,500
Ltd. (a)
Dah Sing Financial Holdings       760,000                     3,032,956
Ltd.
Dao Heng Bank Group Ltd.          850,000                     3,906,411
Denway Investment Ltd. (a)        8,370,000                   915,873
Giordano International Ltd.       1,000,000                   1,062,049
Hang Seng Bank Ltd.               706,000                     7,679,840
Hutchison Whampoa Ltd.            2,367,000                   23,767,508
Johnson Electric Holdings         874,000                     4,725,541
Ltd.
Smartone Telecommunications       10,000                      35,273
Holdings Ltd.
Sun Hung Kai Properties Ltd.      1,410,310                   11,392,502
Television Broadcasts Ltd.        620,000                     3,312,307
Wharf Holdings Ltd.               325,942                     941,993
Wing Hang Bank Ltd.               1,079,000                   3,521,196
                                                              101,181,245
INDIA - 0.5%
Infosys Technologies Ltd.         5,850                       936,108
Pentafour Software & Exports      73,000                      1,013,795
Ltd. (a)
                                                              1,949,903
INDONESIA - 1.6%
Gudang Garam PT Perusahaan        780,000                     2,011,427
PT Lippo Bank Tbk (a)             46,000,000                  1,516,482
PT Lippo Bank Tbk:
rights 12/31/99 (a)               36,000,000                  0
warrants 5/1/02 (a)               36,000,000                  0
PT Telkomunikasi Indonesia        1,076,060                   512,409
Sampoerna, Hanjaya Mandala (a)    700,000                     1,630,768
                                                              5,671,086
KOREA (SOUTH) - 19.7%
Cheil Jedang Corp.                45,000                      2,588,580
Daelim Industrial Co.             99,945                      1,258,166
Dongwon Securities Co. Ltd.       20,000                      600,250
Hanwha Chemical Corp.             140,000                     1,266,361
Honam Petrochemical Corp.         16,000                      309,462
Housing & Commercial Bank (a)     95,300                      2,518,559
Hyundai Electronics               120,000                     1,995,832
Industries Co. Ltd. (a)
Hyundai Engineering &             8                           47
Construction Co. Ltd. (a)
                                 SHARES                      VALUE (NOTE 1)
Kookmin Bank                      58,000                     $ 904,210
Kookmin Bank rights 11/04/99      8,839                       53,793
(a)
Korea Chemical Co. Ltd.           8,500                       566,903
Korea Electric Power Corp.        300,000                     8,778,661
Korea Telecom                     80,100                      5,388,972
Korea Tobacco & Ginseng Co.       27,000                      736,057
Ltd.
Lg Chemical Ltd.                  52,000                      1,573,656
Lg Electronics, Inc.              90,000                      2,948,730
Pohang Iron & Steel Co. Ltd.      27,000                      3,241,352
Samsung Corp. sponsored GDR       21                          123
Unit (a)
Samsung Electronics Co. Ltd.      180,834                     30,151,573
Samsung Fire & Marine             26,220                      1,158,533
Insurance
Shinsegae Department Store        57,000                      3,131,556
Shinsegae Department Store        9,964                       176,104
rights 12/1/99 (a)
SK Telecom Co. Ltd.               1,526                       1,761,993
                                                              71,109,473
MALAYSIA - 8.5%
AMMB Holdings BHD                 200,000                     431,579
Berjaya Sports Toto BHD           708,833                     1,538,914
Commerce Asset Holding BHD        760,000                     1,680,000
Genting BHD                       500,000                     1,789,474
Hong Leong Industries BHD         100,000                     119,474
Jaya Tiasa Holdings BHD           715,000                     1,307,697
Lingui Development BHD            329,000                     337,658
Magnum Corp. BHD                  1,000,000                   789,474
Malayan Banking BHD               1,067,000                   3,622,184
Malaysian Pacific Industries      275,000                     1,194,079
New Straits Times Press BHD       300,000                     667,105
(a)
PhileoAllied BHD (a)              1,200,000                   862,105
Public Bank BHD (For. Reg.)       1,354,000                   1,432,389
Resorts World BHD                 880,000                     2,524,211
Rothmans of Pall Mall             227,000                     1,583,026
Malaysia BHD
Sungei Way Holdings BHD (a)       949,000                     609,358
Telekom Malaysia BHD              806,000                     2,481,632
Tenaga Nasional BHD               744,000                     1,713,158
UMW Holdings BHD                  100,000                     177,632
Unisem (M) BHD                    895,000                     3,650,658
United Engineers BHD (a)          850,000                     1,442,763
United Engineers BHD warrants     170,000                     44,737
10/28/02 (a)
WTK Holdings BHD                  283,000                     796,868
                                                              30,796,175
PHILIPPINES - 0.1%
Philippine Long Distance          24,000                      499,751
Telephone
SINGAPORE - 12.8%
Chartered Semiconduct             1,900                       63,056
Manufacturing Ltd. ADR
City Developments Ltd.            238,000                     1,231,899
Datacraft Asia Ltd.               1,430,000                   6,578,000
DBS Group Holdings Ltd.           389,605                     4,408,410
Delgro Corp. Ltd.                 200,000                     692,146
COMMON STOCKS - CONTINUED
                                 SHARES                      VALUE (NOTE 1)
SINGAPORE - CONTINUED
Gul Technologies Singapore        1,400,000                  $ 1,280,770
Ltd.
JIT Holdings Ltd.                 1,230,000                   2,028,408
Natsteel Electronics Ltd.         697,000                     2,726,753
Oversea-Chinese Banking Corp.     529,200                     3,981,342
Ltd.
Pacific Century Region            160,000                     924,466
Developments Ltd. (a)
Pacific Internet Ltd.             100                         3,125
Singapore Airlines Ltd.           547,000                     5,794,282
Singapore Press Holdings Ltd.     230,076                     3,946,534
Singapore Technologies            1,106,175                   1,604,503
Engineering Ltd.
United Overseas Bank Ltd.         485,500                     3,681,794
(For. Reg.)
Venture Manufacturing             803,000                     7,152,814
Singapore Ltd.
                                                              46,098,302
TAIWAN - 17.0%
Advanced Semiconductor            410,000                     1,260,246
Engineering, Inc. (a)
Asustek Computer, Inc.            452,759                     4,753,113
Bank Sinopac                      4,324,113                   2,440,152
China Trust Co. Ltd. (a)          2,982,280                   2,735,950
Compal Electronics, Inc.          989,599                     3,322,582
Compeq Manufacturing Co. Ltd.     23,400                      119,508
(a)
CTCI Corp.                        460,000                     390,101
Eten Information System Co.       424,000                     1,022,573
Ltd.
Far Eastern Textile Ltd.          3,511,430                   4,804,416
Hon Hai Precision Industries      999,880                     6,840,289
Co. Ltd.
Kindom Construction Co. Ltd.      610,000                     367,308
Nan Ya Plastics Corp.             500,000                     874,842
Phoenixtec Power Co. Ltd.         494,480                     1,005,484
Siliconware Precision             1,464,000                   2,630,769
Industries Co. Ltd.
Systex Corp.                      899,000                     2,848,345
Taishin International Bank        600,000                     342,371
Taiwan Semiconductor              3,832,677                   17,036,805
Manufacturing Co. Ltd.
Ulead Systems, Inc.               506,000                     1,611,160
United Microelectronics Corp.     2,727,950                   7,095,078
                                                              61,501,092
THAILAND - 2.0%
Advanced Info Service PCL         58,000                      675,728
(For. Reg.) (a)
Kiatnakin Finance &               600,000                     722,330
Securities PCL (a)
Ministry of Finance of the        2,866,600                   1,001,918
Kingdom of Thailand (Siam
Commercial Bank PLC)
warrants 5/31/02 (a)
Shin Satellite PCL (a)            875,000                     475,728
Siam Cement PCL (For. Reg.)       90,000                      2,330,097
(a)
Siam Makro PCL (a)                39,800                      66,462
Siam Makro PCL (For. Reg.)        610,200                     1,018,975
Thai Farmers Bank PCL (For.       650,000                     917,152
Reg.) (a)
                                                              7,208,390
                                 SHARES                      VALUE (NOTE 1)
UNITED KINGDOM - 5.2%
HSBC Holdings PLC (Hong Kong)     1,513,550                  $ 18,635,584
(Reg.)
TOTAL COMMON STOCKS                            349,341,933
(Cost $249,503,647)
CONVERTIBLE PREFERRED STOCKS
- - 0.4%
THAILAND - 0.4%
Siam Commercial Bank PLC          1,166,600                   1,321,392
5.25% (a) (Cost $824,305)
CASH EQUIVALENTS - 2.4%
Central Cash Collateral Fund,     2,784,950                   2,784,950
5.26% (b)
Taxable Central Cash Fund,        5,753,920                   5,753,920
5.21% (b)
TOTAL CASH EQUIVALENTS                         8,538,870
(Cost $8,538,870)
TOTAL INVESTMENT PORTFOLIO -                   359,202,195
99.6%
(Cost $258,866,822)
NET OTHER ASSETS - 0.4%                                       1,479,689
NET ASSETS - 100%                             $ 360,681,884
LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $309,135,892 and $269,182,012, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,688,354. The fund received cash collateral of $2,784,950 which was invested in the
Central Cash Collateral Fund.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,017,000. The weighted average interest rate was 5.48%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $259,789,342. Net unrealized appreciation aggregated $99,412,853, of which $106,628,237 related to appreciated investment securities and $7,215,384 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $143,548,000 of which $32,651,000, $110,573,000 and
$324,000 will expire on October 31, 2005, 2006 and 2007, respectively. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              3.0%
CASH EQUIVALENTS              2.4
CONSTRUCTION & REAL ESTATE    9.8
DURABLES                      2.5
ENERGY                        0.1
FINANCE                       20.1
HOLDING COMPANIES             0.1
INDUSTRIAL MACHINERY &        8.3
EQUIPMENT
MEDIA & LEISURE               4.1
NONDURABLES                   2.6
RETAIL & WHOLESALE            1.5
TECHNOLOGY                    31.1
TRANSPORTATION                2.0
UTILITIES                     12.0
SOUTHEAST ASIA
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999
ASSETS
Investment in securities, at                $ 359,202,195
value  (cost $258,866,822) -
 See accompanying schedule
Foreign currency held at                     4,877,351
value  (cost $4,843,050)
Receivable for investments                   2,414,091
sold
Receivable for fund shares                   359,542
sold
Dividends receivable                         502,004
Interest receivable                          18,827
Redemption fees receivable                   902
Other receivables                            5,871
 TOTAL ASSETS                                367,380,783
LIABILITIES
Payable for investments        $ 1,915,282
purchased
Payable for fund shares         1,475,627
redeemed
Accrued management fee          277,128
Other payables and accrued      245,912
expenses
Collateral on securities        2,784,950
loaned,  at value
 TOTAL LIABILITIES                           6,698,899
NET ASSETS                                  $ 360,681,884
Net Assets consist of:
Paid in capital                             $ 404,233,757
Undistributed net investment                 566,245
income
Accumulated undistributed net                (144,491,480)
realized gain (loss) on
investments and foreign
currency transactions
Net unrealized appreciation                  100,373,362
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies
NET ASSETS, for 29,687,778                  $ 360,681,884
shares outstanding
NET ASSET VALUE and                          $12.15
redemption price per share
($360,681,884 (divided by)
29,687,778 shares)
Maximum offering price per                   $12.53
share (100/97.00 of $12.15)
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME                              $ 5,012,805
Dividends
Interest                                        344,027
Security lending                                31,593
                                                5,388,425
Less foreign taxes withheld                     (240,264)
 TOTAL INCOME                                   5,148,161
EXPENSES
Management fee Basic fee         $ 2,190,265
 Performance adjustment           474,579
Transfer agent fees               1,001,891
Accounting and security           173,892
lending fees
Non-interested trustees'          1,054
compensation
Custodian fees and expenses       407,562
Registration fees                 47,786
Audit                             70,090
Legal                             944
Interest                          307
Miscellaneous                     924
 Total expenses before            4,369,294
reductions
 Expense reductions               (64,296)      4,304,998
NET INVESTMENT INCOME                           843,163
REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
 Investment securities            699,202
 Foreign currency transactions    (164,872)     534,330
Change in net unrealized
appreciation (depreciation)
on:
 Investment securities            103,806,641
 Assets and liabilities in        (2,959)       103,803,682
foreign currencies
NET GAIN (LOSS)                                 104,338,012
NET INCREASE (DECREASE) IN                     $ 105,181,175
NET ASSETS RESULTING FROM
OPERATIONS
OTHER INFORMATION                              $ 537,360
 Sales charges paid to FDC
 Sales charges - Retained by                   $ 536,707
FDC
 Expense reductions  Directed                  $ 62,950
brokerage arrangements
  Custodian credits                             1,064
  Transfer agent credits                        282
                                               $ 64,296
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS
Operations Net investment        $ 843,163                    $ 2,515,337
income
 Net realized gain (loss)         534,330                      (112,465,494)
 Change in net unrealized         103,803,682                  71,238,265
appreciation (depreciation)
 NET INCREASE (DECREASE) IN       105,181,175                  (38,711,892)
NET ASSETS RESULTING FROM
OPERATIONS
Distributions to shareholders     (562,063)                    (1,459,446)
from net investment income
Share transactions Net            212,535,353                  131,309,522
proceeds from sales of shares
 Reinvestment of distributions    540,135                      1,428,081
 Cost of shares redeemed          (181,366,771)                (148,622,010)
 NET INCREASE (DECREASE) IN       31,708,717                   (15,884,407)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS
Redemption fees                   1,014,716                    548,119
  TOTAL INCREASE (DECREASE)       137,342,545                  (55,507,626)
IN NET ASSETS
NET ASSETS
 Beginning of period              223,339,339                  278,846,965
 End of period (including        $ 360,681,884                $ 223,339,339
undistributed net investment
income of $566,245 and
$347,773, respectively)
OTHER INFORMATION
Shares
 Sold                             19,445,097                   15,599,765
 Issued in reinvestment of        63,997                       142,524
distributions
 Redeemed                         (17,300,454)                 (17,461,859)
 Net increase (decrease)          2,208,640                    (1,719,570)

FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995
SELECTED PER-SHARE DATA
Net asset value, beginning of    $ 8.13     $ 9.55     $ 14.69    $ 13.88    $ 14.61
period
Income from Investment
Operations
Net investment income             .03 C      .09 C      .04 C, E   .14 C      .15
Net realized and unrealized       3.97       (1.48)     (4.62)     .87        (.91)
gain (loss)
Total from investment             4.00       (1.39)     (4.58)     1.01       (.76)
operations
Less Distributions
 From net investment income       (.02)      (.05)      (.10)      (.23)      -
In excess of net investment       -          -          (.07)      -          -
income
From net realized gain            -          -          (.40)      -          -
Total distributions               (.02)      (.05)      (.57)      (.23)      -
Redemption fees added to paid     .04        .02        .01        .03        .03
in capital
Net asset value, end of period   $ 12.15    $ 8.13     $ 9.55     $ 14.69    $ 13.88
TOTAL RETURN A, B                 49.80%     (14.44)%   (32.48)%   7.59%      (5.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period        $ 360,682  $ 223,339  $ 278,847  $ 755,346  $ 649,868
(000 omitted)
Ratio of expenses to average      1.46%      1.83%      1.32%      1.13%      1.10%
net assets
Ratio of expenses to average      1.43% D    1.79% D    1.32%      1.12% D    1.10%
net assets after expense
reductions
Ratio of net investment           .28%       1.07%      .22%       .95%       .90%
income to average net assets
Portfolio turnover rate           93%        95%        141%       102%       94%
A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.02 PER
SHARE.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999
1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Hong Kong
and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On November 18, 1999, the Board of Trustees approved a change in the fund's name from Japan Small Companies to Japan Smaller Companies. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions/passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards, and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in Canada, Emerging Markets, Hong Kong and China, Japan, Japan Smaller Companies, Latin America, Nordic, and Southeast Asia less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares (1.00% for shares purchased prior to February 1, 1996 for
Canada and Japan). Shares held in Europe,
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SHORT-TERM TRADING (REDEMPTION) FEES - CONTINUED
Europe Capital Appreciation, and Pacific Basin less than 90 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, no funds had investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .45% for each fund. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, each fund's management fee was equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Canada  .32%
Emerging Markets  .73%
Europe  .60%
Europe Capital Appreciation  .66%
Hong Kong and China  .73%
Japan  .86%
Japan Smaller Companies  .72%
Latin America  .73%
Nordic  .73% Pacific Basin  .92%
Southeast Asia  .89%
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into
sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ) (Emerging Markets, Hong Kong and China, Japan, Japan Smaller Companies, Pacific Basin, and Southeast Asia funds only.). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. For the period
July 1, 1998 to December 31, 1998, FDC voluntarily waived the sales charge on the sale of shares of the Europe Capital Appreciation Fund. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates as a percentage of the average net assets:
Canada  .39%
Emerging Markets  .48%
Europe  .25%
Europe Capital Appreciation  .26%
Hong Kong and China  .36%
Japan  .26%
Japan Smaller Companies  .19%
Latin America  .38%
Nordic  .31%
Pacific Basin  .32%
Southeast Asia  .33%
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. SECURITY LENDING.
Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
7. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse certain fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 2.00% of average net assets of each of the applicable funds.
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.
In addition, through arrangements with certain funds' custodian and transfer agent, credits realized on uninvested cash balances were used to reduce a portion of certain funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:
                         %
FUND                     OWNERSHIP
Japan Smaller Companies  7%
9. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
10. LITIGATION.
The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the Latin America Fund no longer holds Siderurgica Brasileiras SA debt securities.
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees of Fidelity Investment Trust
and the Shareholders of:
 Fidelity Canada Fund,
 Fidelity Emerging Markets Fund,
 Fidelity Europe Fund,
 Fidelity Hong Kong and China Fund,
 Fidelity Japan Fund,
 Fidelity Japan Smaller Companies Fund,
 Fidelity Latin America Fund,
 Fidelity Nordic Fund,
 Fidelity Pacific Basin Fund,
 Fidelity Southeast Asia Fund,
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 1999
INDEPENDENT AUDITORS' REPORT
To the Trustees of Fidelity Investment Trust and Shareholders
of Fidelity Europe Capital Appreciation Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Europe Capital Appreciation Fund as of October 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for each of the years in the four-year period ended October 31, 1998 were audited by other auditors whose report, dated December 14, 1998, expressed an unqualified opinion on those statements and financial highlights.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.
/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 3, 1999
DISTRIBUTIONS
The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 FUND                     PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Canada                    12/06/99 12/03/99    $.03       -
Europe                    12/06/99 12/03/99    $.18       $1.94
Europe Capital
Appreciation              12/13/99 12/10/99    $.13       $ .47
Hong Kong and China       12/06/99 12/03/99    $.17       -
Japan                     12/06/99 12/03/99    $.39       -
Japan Smaller Companies   12/13/99 12/10/99    $.15       -
Latin America             12/06/99 12/03/99    $.14       -
Nordic                    12/13/99 12/10/99    $.06       $ .45
Pacific Basin             12/13/99 12/10/99    $.26       -
Southeast Asia            12/06/99 12/03/99    $.02       -
Each fund hereby designates 100% of the long-term capital gains dividends distributed during the fiscal year as 20%-rate capital gains dividend.
A percentage of the dividends distributed during the fiscal year for the following fund qualifies for the dividends-received deduction for corporate shareholders:
Canada 39%
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
                    PAY DATE INCOME  TAXES
Canada              12/7/98   $.099 $.029
Europe              12/7/98   $.359 $.079
Hong Kong and China 12/7/98   $.336 $.016
Japan               12/7/98   $.039 $.009
Latin America       12/7/98   $.268 $.038
Latin America       1/2/99    $.023 $.003
Pacific Basin       12/14/98  $.034 $.014
Southeast Asia      12/7/98   $.036 $.016
The funds will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Allan Liu, VICE PRESIDENT, SOUTHEAST ASIA FUND
Kevin McCarey, VICE PRESIDENT, EUROPE CAPITAL APPRECIATION FUND
Brenda A. Reed, VICE PRESIDENT, JAPAN FUND
Patricia Satterthwaite, VICE PRESIDENT, LATIN AMERICA FUND
David Stewart, VICE PRESIDENT, EMERGING MARKETS FUND
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
The Chase Manhattan Bank
New York, NY
EMERGING MARKETS FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, SOUTHEAST ASIA FUND
Brown Brothers Harriman & Co.
Boston, MA
CANADA FUND, HONG KONG AND CHINA FUND, JAPAN SMALLER COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Smaller Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
www.fidelity.com
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST SM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE
(registered trademark)
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Fidelity
Investments
P.O. Box 193
Boston, MA 02101


Fidelity France Fund, Fidelity Germany Fund and Fidelity United
Kingdom Fund
(Funds of Fidelity Investment Trust)
Fidelity Europe Fund
(A Fund of Fidelity Investment Trust)

FORM N-14
STATEMENT OF ADDITIONAL INFORMATION
May 22, 2000

This Statement of Additional Information, relates to the proposed reorganizations whereby Fidelity Europe Fund, a fund of Fidelity Investment Trust, would acquire all of the assets of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund, also funds of Fidelity Investment Trust, and assume all of Fidelity France Fund's, Fidelity Germany Fund's and Fidelity United Kingdom Fund's liabilities in exchange solely for shares of beneficial interest in Fidelity Europe Fund.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

 1. The Prospectus and Statement of Additional Information of Fidelity Europe Fund dated December 29, 1999, which were previously filed via EDGAR (Accession No. 0000744822-00-000028).

 2. The Supplements to the Prospectus and Statement of Additional
Information of Fidelity Europe Fund each dated March 1, 2000, which were previously filed via EDGAR (Accession No. 0000744822-00-000006 ).

 3. The Prospectus and Statement of Additional Information of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund dated December 29, 1999, which were previously filed via EDGAR
(Accession No. 0000744822-00000028).

 4. The Supplement to the Prospectus for Fidelity France Fund,
Fidelity Germany Fund and Fidelity United Kingdom Fund dated January 29, 2000, which was previously filed via EDGAR (Accession No.
0000744822-00-000002).

 5. The Financial Statements included in the Annual Report of Fidelity Europe Fund for the fiscal year ended October 31, 1999.

 6. The Financial Statements included in the Annual Report of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund for the fiscal year ended October 31, 1999.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated May 22, 2000, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

PART C. OTHER INFORMATION

Item 15. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 16. Exhibits

(1) Restated Declaration of Trust, dated February 16, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective
Amendment No. 58.

(b) Supplement, dated October 15, 1997, to the Restated Declaration of Trust is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 73.

(2) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

(3) Not applicable.

(4)(a) Agreement and Plan of Reorganization between Fidelity
Investment Trust: Fidelity France Fund and Fidelity Investment Trust:
Fidelity Europe Fund is filed herein as Exhibit 1 to the Proxy
Statement and Prospectus.

(b) Agreement and Plan of Reorganization between Fidelity Investment
Trust: Fidelity Germany Fund and Fidelity Investment Trust: Fidelity Europe Fund is filed herein as Exhibit 2 to the Proxy Statement and Prospectus.

(c) Agreement and Plan of Reorganization between Fidelity Investment
Trust: Fidelity United Kingdom Fund and Fidelity Investment Trust:
Fidelity Europe Fund is filed herein as Exhibit 3 to the Proxy
Statement and Prospectus.

(5) Articles VIII and XII of the Restated Declaration of Trust, dated February 16, 1995, are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 58.

(6)  (1) Form of Management Contract between Fidelity Global Balanced
Fund and Fidelity    Management & Research Company is incorporated
herein by reference to d(1) of Post-   Effective Amendment No. 79.

    (2) Management Contract, dated August 1, 1999, between Fidelity Diversified International Fund and Fidelity Management & Research
Company, is incorporated herein by reference to Exhibit d(2) of Post-Effective Amendment No. 79.

    (3) Management Contract, dated October 1, 1997, between Fidelity International Growth & Income Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 73.

    (4) Management Contract, dated October 1, 1997, between Fidelity International Value Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 73.

    (5) Management Contract, dated October 1, 1997, between Fidelity Overseas Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 73.

    (6) Management Contract, dated October 1, 1997, between Fidelity Worldwide Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 73.

     (7) Management Contract, dated October 1, 1997, between Fidelity Canada Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 73.

     (8) Management Contract, dated October 1, 1997, between Fidelity Europe Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(ii) of Post-Effective Amendment No. 73.

(9) Management Contract, dated October 1, 1997, between Fidelity
Europe Capital Appreciation Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 73.

(10) Management Contract, dated October 1, 1997, between Fidelity
Japan Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(ss) of Post-Effective Amendment No. 73.

(11) Management Contract, dated October 1, 1997, between Fidelity
Pacific Basin Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(yy) of Post-Effective Amendment No. 73.

(12) Management Contract, dated October 1, 1997, between Fidelity
Emerging Markets Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(eee) of Post-Effective Amendment No. 73.

(13) Management Contract, dated October 1, 1997, between Fidelity
Latin America Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(kkk) of Post-Effective Amendment No. 73.

(14) Management Contract, dated October 1, 1997, between Fidelity
Southeast Asia Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(ppp) of Post-Effective Amendment No. 73.

 (15) Management Contract, dated October 1, 1997, between Fidelity
France Fund and Fidelity   Management & Research Company, is
incorporated herein by reference to Exhibit 5(hhhh) of Post-Effective Amendment No. 73.

(16) Management Contract, dated October 1, 1997, between Fidelity
Germany Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(mmmm) of Post-Effective Amendment No. 73.

 (17) Management Contract, dated October 1, 1997, between Fidelity United Kingdom Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(rrrr) of Post-Effective Amendment No. 73.

(18) Management Contract, dated October 1, 1997, between Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies
Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(wwww) of Post-Effective Amendment No. 73.

(19) Management Contract, dated October 1, 1997, between Fidelity Hong Kong and China Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(ccccc) of Post-Effective Amendment No. 73.

(20) Management Contract, dated October 1, 1997, between Fidelity
Nordic Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(iiiii) of Post-Effective Amendment No. 73.

(21) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit d(21) of Post-Effective Amendment No. 79.

(22) Form of Sub-Advisory Agreement between Fidelity Management &
Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit d(22) of Post-Effective Amendment No. 79.

(23) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit d(23) of Post-Effective Amendment No. 79.

(24) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit d(24) of Post-Effective Amendment No. 79.

(25) Form of Sub-Advisory Agreement between Fidelity Management &
Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit d(25) of Post-Effective Amendment No. 79.

(26) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Global Balanced Fund, is incorporated herein by reference to Exhibit d(26) of Post-Effective Amendment No. 79.

(27) Sub-Advisory Agreement, dated October 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 51.

(28) Sub-Advisory Agreement, dated October 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 51.

(29) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit d(28) of Post-Effective Amendment No. 77.

(30) Sub-Advisory Agreement, dated October 1, 1992, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit 5(yyy) of Post-Effective Amendment No. 51.

(31) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit d(30) of Post-Effective Amendment No. 77.

(32) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Diversified International Fund, is incorporated herein by reference to Exhibit d(32) of Post-Effective Amendment No. 79.

(33) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Growth & Income Fund, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 57.

(34) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity International Growth & Income Fund, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 57.

(35) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Growth & Income Fund, is incorporated herein by reference to Exhibit d(33) of Post-Effective Amendment No. 77.

(36) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity International Growth & Income Fund, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 57.

(37) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity International Growth & Income Fund, is incorporated herein by reference to Exhibit d(35) of Post-Effective Amendment No. 77.

(38) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity International Growth & Income Fund, is incorporated herein by reference to Exhibit d(38) of Post-Effective Amendment No. 79.

(39) Sub-Advisory Agreement, dated September 16, 1994, between
Fidelity Management & Research Company and Fidelity Management &
Research (U.K.) Inc. on behalf of Fidelity International Value Fund, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 57.

(40) Sub-Advisory Agreement, dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity International Value Fund, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 57.

(41) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Value Fund, is incorporated herein by reference to Exhibit d(38) of Post-Effective Amendment No. 77.

(42) Sub-Advisory Agreement, dated September 16, 1994, between
Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Value Fund, is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 64.

 (43) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity International Value Fund, is incorporated herein by reference to Exhibit d(40) of Post-Effective Amendment No. 77.

(44) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity International Value Fund, is incorporated herein by reference to Exhibit d(44) of Post-Effective Amendment No. 79.

(45) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 57.

(46) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 57.

(47) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit d(43) of Post-Effective Amendment No. 77.

(48) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 57.

(49) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit d(45) of Post-Effective Amendment No. 77.

(50) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Overseas Fund, is incorporated herein by reference to Exhibit d(50) of Post-Effective Amendment No. 79.

(51) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit 5(w) of Post-Effective Amendment No. 57.

(52) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit 5(v) of Post-Effective Amendment No. 57.

(53) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit d(48) of Post-Effective Amendment No. 77.

(54) Sub-Advisory Agreement, dated March 1, 1992, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 57.

(55) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit d(50) of Post-Effective Amendment No. 77.

(56) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit d(56) of Post-Effective Amendment No. 79.

(57) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit 5(bb) of Post-Effective Amendment No. 57.

(58) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 57.

(59) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit d(53) of Post-Effective Amendment No. 77.

(60) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit 5(cc) of Post-Effective Amendment No. 57.

(61) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Canada Fund, is incorporated herein by reference to Exhibit d(61) of Post-Effective Amendment No. 79.

(62) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit 5(gg) of Post-Effective Amendment No. 57

(63) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit 5(ff) of Post-Effective Amendment No. 57.

(64) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit d(57) of Post-Effective Amendment No. 77.

(65) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit 5(hh) of Post-Effective Amendment No. 57.

 (66) Form of Research Agreement between Fidelity Management &
Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Europe Fund, is incorporated herein by reference to Exhibit d(66) of Post-Effective Amendment No. 79.

 (67) Sub-Advisory Agreement, dated November 18, 1993,  between
Fidelity Management & Research Company and Fidelity Management &
Research (U.K.) Inc. on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit 5(ss) of Post-Effective Amendment No. 53.

 (68) Sub-Advisory Agreement, dated November 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit 5(dd) of Post-Effective Amendment No. 53.

(69) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit d(61) of Post-Effective Amendment No. 77.

(70) Sub-Advisory Agreement, dated November 18, 1993, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Europe
Capital Appreciation Fund, is incorporated herein by reference to
Exhibit 5(ggg) of Post-Effective Amendment No. 55.

(71) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Europe Capital Appreciation Fund, is incorporated herein by reference to Exhibit d(71) of Post-Effective Amendment No. 79.

(72) Sub-Advisory Agreement, dated July 16, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit 5(oo) of Post-Effective Amendment No. 53.

(73) Sub-Advisory Agreement, dated July 16, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 53.

 (74) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit d(65) of Post-Effective Amendment No. 77.

 (75) Sub-Advisory Agreement, dated July 16, 1992, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit 5(ccc) of Post-Effective Amendment No. 55.

(76) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit d(67) of Post-Effective Amendment No. 77.

(77) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Japan Fund, is incorporated herein by reference to Exhibit d(77) of Post-Effective Amendment No. 79.

(78) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit 5(vv) of Post-Effective Amendment No. 57.

(79) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit 5(uu) of Post-Effective Amendment No. 57.

(80) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit d(70) of Post-Effective Amendment No. 77.

(81) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit 5(ww) of Post-Effective Amendment No. 57.

(82) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit d(72) of Post-Effective Amendment No. 77.

(83) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Pacific Basin Fund, is incorporated herein by reference to Exhibit d(83) of Post-Effective Amendment No. 79.

(84) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research
(U.K.) Inc. on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit 5(aaa) of Post-Effective Amendment No. 57.

(85) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit 5(zz) of Post-Effective Amendment No. 57.

(86) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit d(75) of Post-Effective Amendment No. 77.

(87) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Emerging
Markets Fund, is incorporated herein by reference to Exhibit 5(bbb) of Post-Effective Amendment No. 57.

(88) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit d(77) of Post-Effective Amendment No. 77.

(89) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit d(89) of Post-Effective Amendment No. 79.

(90) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit 5(nn) of Post-Effective Amendment No. 48.

(91) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit 5(z) of Post-Effective Amendment No. 48.

(92) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit d(80) of Post-Effective Amendment No. 77.

(93) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit 5(ddd) of Post-Effective Amendment No. 55.

(94) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Latin America Fund, is incorporated herein by reference to Exhibit d(94) of Post-Effective Amendment No. 79.

(95) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit 5(oo) of Post-Effective Amendment No. 48.

(96) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit 5(aa) of Post-Effective Amendment No. 48.

(97) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit d(84) of Post-Effective Amendment No. 77.

(98) Sub-Advisory Agreement, dated March 18, 1993, between Fidelity International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit 5(eee) of Post-Effective Amendment No. 55.

(99) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit d(86) of Post-Effective Amendment No. 77.

(100) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Southeast Asia Fund, is incorporated herein by reference to Exhibit d(100) of Post-Effective Amendment No. 79.

     (101) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management &
Research (U.K.) Inc. on behalf of Fidelity France Fund, is incorporated herein by reference to Exhibit 5(hhhh) of Post-Effective Amendment No. 62.

     (102) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management &
Research (Far East) Inc. on behalf of Fidelity France Fund, is incorporated herein by reference to Exhibit 5(gggg) of Post-Effective Amendment No. 62.

(103) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity France Fund, is incorporated herein by reference to Exhibit d(89) of Post-Effective Amendment No. 77.

(104) Sub-Advisory Agreement, dated September 14, 1995, between
Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity France Fund, is incorporated herein by reference to Exhibit 5(iiii) of Post-Effective Amendment No. 62.

(105) Form of Research Agreement between Fidelity Management &
Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity France Fund, is incorporated herein by reference to Exhibit d(105) of Post-Effective Amendment No. 79.

       (106) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management &
Research (U.K.) Inc. on behalf of Fidelity Germany Fund, is incorporated herein by reference to Exhibit 5(mmmm) of Post-Effective Amendment No. 62.

       (107) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management &
Research (Far East) Inc. on behalf of Fidelity Germany Fund, is incorporated herein by reference to Exhibit 5(llll) of Post-Effective Amendment No. 62.

     (108) Sub-Advisory Agreement, dated August 1, 1999, between
Fidelity Management & Research Company and Fidelity International
Investment Advisors on behalf of Fidelity Germany Fund, is incorporated herein by reference to Exhibit d(93) of Post-Effective Amendment No. 77.

     (109) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Germany Fund, is incorporated herein by reference to Exhibit 5(nnnn) of Post-Effective Amendment No. 62.

(110) Form of Research Agreement between Fidelity Management &
Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Germany Fund, is incorporated herein by reference to Exhibit d(110) of Post-Effective Amendment No. 79.

(111) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity United Kingdom Fund, is incorporated herein by reference to Exhibit 5(rrrr) of Post-Effective Amendment No. 62.

(112) Sub-Advisory Agreement, dated September 14, 1995, between
Fidelity Management & Research Company and Fidelity Management &
Research (Far East) Inc. on behalf of Fidelity United Kingdom Fund, is incorporated herein by reference to Exhibit 5(qqqq) of Post-Effective Amendment No. 62.

(113) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity United Kingdom Fund, is incorporated herein by reference to Exhibit d(97) of Post-Effective Amendment No. 77.

(114) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity United Kingdom Fund, is incorporated herein by reference to Exhibit 5(ssss) of Post-Effective Amendment No. 62.

(115) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity United Kingdom Fund, is incorporated herein by reference to Exhibit d(115) of Post-Effective Amendment No. 79.

     (116) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), is incorporated herein by reference to Exhibit 5(wwww) of Post-Effective Amendment No. 62.

    (117) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), is incorporated herein by reference to Exhibit 5(vvvv) of Post-Effective Amendment No. 62.

  (118) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), is incorporated herein by reference to Exhibit d(101) of Post-Effective Amendment No. 77.

  (119) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), is incorporated herein by reference to Exhibit 5(xxxx) of Post-Effective No. 62.

    (120) Sub-Advisory Agreement, dated August 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), is incorporated herein by reference to Exhibit d(103) of Post-Effective Amendment No. 77.

    (121) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Japan Smaller Companies Fund, is incorporated herein by reference to Exhibit d(121) of Post-Effective Amendment No. 79.

    (122) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management &
Research (U.K.) Inc. on behalf of Fidelity Hong Kong and China Fund, is incorporated herein by reference to Exhibit 5(ccccc) of Post-Effective Amendment No. 62.

    (123) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Hong Kong and China Fund, is incorporated herein by reference to Exhibit 5(bbbbb) of Post-Effective Amendment No. 62.

    (124) Sub-Advisory Agreement, dated August 1, 1999, between
Fidelity Management & Research Company and Fidelity International
Investment Advisors on behalf of Fidelity Hong Kong and China Fund, is incorporated herein by reference to Exhibit d(106) of Post-Effective Amendment No. 77.

    (125) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Hong Kong and China Fund, is incorporated herein by reference to Exhibit 5(ddddd) of Post-Effective Amendment No. 62.

    (126) Sub-Advisory Agreement, dated August 1, 1999, between
Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Hong Kong and China Fund, is incorporated herein by reference to Exhibit d(108) of Post-Effective Amendment No. 77.

    (127) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Hong Kong and China Fund, is incorporated herein by reference to Exhibit d(127) of Post-Effective Amendment No. 79.

    (128) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management &
Research (U.K.) Inc. on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit 5(iiiii) of Post-Effective Amendment No. 62.

    (129) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity Management & Research Company and Fidelity Management &
Research (Far East) Inc. on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit 5(hhhhh) of Post-Effective Amendment No. 62.

    (130) Sub-Advisory Agreement, dated August 1, 1999, between
Fidelity Management & Research Company and Fidelity International
Investment Advisors on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit d(111) of Post-Effective Amendment No. 77.

    (131) Sub-Advisory Agreement, dated September 14, 1995, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit 5(jjjjj) of Post-Effective Amendment No. 62.

    (132) Form of Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Nordic Fund, is incorporated herein by reference to Exhibit d(132) of Post-Effective Amendment No. 79.

(7)     (1) Form of General Distribution Agreement between Fidelity
Global Balanced Fund and          Fidelity Distributors Corporation is
incorporated herein by reference to Exhibit e(1) of    Post-Effective
Amendment No. 79.

        (2) General Distribution Agreement, dated May 19, 1990, between Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund, Fidelity International Growth & Income Fund, and Fidelity Canada Fund and Fidelity Distributors Corporation; dated September 30, 1990, between Fidelity Worldwide Fund and Fidelity Distributors Corporation; dated between Fidelity Emerging Markets Fund (formerly Fidelity International Opportunities Fund) and Fidelity Distributors Corporation; and dated December 12, 1991, between Fidelity Diversified International Fund and Fidelity Distributors Corporation, are incorporated herein by reference to Exhibit Nos. 6(a)(1-8) of Post-Effective Amendment No. 57.

(3) General Distribution Agreement, dated December 12, 1991, between Fidelity Diversified International Fund and Fidelity Distributors
Corporation, is incorporated herein by reference to Exhibit 6(k) of Post-Effective Amendment No. 38.

(4) General Distribution Agreement, dated July 16, 1992, between
Fidelity Japan Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(l) of Post-Effective Amendment No. 55.

(5) General Distribution Agreement, dated March 18, 1993, between
Fidelity Latin America Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(m) of Post-Effective Amendment No. 55.

(6) General Distribution Agreement, dated March 18, 1993, between
Fidelity Southeast Asia Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(n) of Post-Effective Amendment No. 55.

(7) General Distribution Agreement, dated November 18, 1993, between Fidelity Europe Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(p) of Post-Effective Amendment No. 55.

(8) General Distribution Agreement, dated September 16, 1994, between Fidelity International Value Fund and Fidelity Distributors
Corporation, is incorporated herein by reference to Exhibit 6(l) of Post-Effective Amendment No. 58.

(9) General Distribution Agreement, dated September 14, 1995, between Fidelity France Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(m) of Post-Effective Amendment No. 66.

(10) General Distribution Agreement, dated September 14, 1995, between Fidelity Germany Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(n) of Post-Effective Amendment No. 66.

(11) General Distribution Agreement, dated September 14, 1995, between Fidelity United Kingdom Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(o) of Post-Effective Amendment No. 66.

(12) General Distribution Agreement, dated September 14, 1995, between Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Smaller Companies Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(p) of Post-Effective Amendment No. 66.

(13) General Distribution Agreement, dated September 14, 1995, between Fidelity Hong Kong and China Fund and Fidelity Distributors
Corporation, is incorporated herein by reference to Exhibit 6(q) of Post-Effective Amendment No. 66.

(14) General Distribution Agreement, dated September 14, 1995, between Fidelity Nordic Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(r) of Post-Effective Amendment No. 66.

(15) Amendments, dated March 14, 1996 and July 15, 1996, to the General Distribution Agreement between Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Value Fund, Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), Fidelity Nordic Fund, and Fidelity United Kingdom Fund and Fidelity Distributors Corporation, are incorporated herein by reference to
Exhibit 6(k) of Fidelity Select Portfolios'(File No. 2-69972) Post-Effective Amendment No. 57.

(16) Amendments, dated March 14, 1996 and July 15, 1996, to the General Distribution Agreement between Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund and Fidelity Distributors Corporation, are incorporated herein by reference to
Exhibit 6(l) of Fidelity Select Portfolios' (File No. 2-69972) Post-Effective Amendment No. 57 .

(17) Form of Bank Agency Agreement (most recently revised January,
1997) is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 79.

(18) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 79.

(8)  The Fee Deferral Plan for Non-Interested Person Directors and
Trustees of the Fidelity   Funds, effective as of September 14, 1995
and amended through November 14, 1996, is   incorporated herein by
reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

(9) (1) Custodian Agreement and Appendix C, dated August 1, 1994,
between The Chase Man   hattan Bank, N.A. and Fidelity Investment
Trust on behalf of Fidelity Diversified Global   Fund, Fidelity
Diversified International Fund, Fidelity Emerging Markets Fund,
Fidelity   Europe Capital Appreciation Fund, Fidelity Europe Fund,
Fidelity International Growth   & Income Fund, Fidelity International
Value Fund, Fidelity Japan Fund, Fidelity Overseas   Fund, Fidelity
Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity
Worldwide   Fund are incorporated herein by reference to Exhibit 8(a)
of Fidelity Investment Trust's   (File No. 2-90649) Post-Effective
Amendment No. 59.

     (2) Appendix A, dated September 29, 1999, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit g(2) of Fidelity Advisor Series I's (File No. 2-84776) Post-Effective Amendment No. 50.

     (3) Appendix B, dated June 17, 1999, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit g(3) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 102.

    (4) Addendum, dated October 21, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit g(4) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 65.

    (5) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Global Balanced Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund are incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56.

    (6) Appendix A, dated August 11, 1999, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit g(6) of Fidelity Advisor Series I's (File No. 2-84776) Post-Effective Amendment No. 50.

   (7) Form of Appendix A to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity
Investment Trust on behalf of Fidelity Global Balanced Fund is incorporated herein by reference to Exhibit g(7) of Post-Effective Amendment No. 79.

   (8) Appendix B, dated September 16, 1999, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Global Balanced Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies
Fund), Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit g(7) of Fidelity Advisor Series I's (File No. 2-84776) Post-Effective Amendment No. 50.

   (9) Addendum, dated October 21, 1996, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Global Balanced Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund), Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, Fidelity Nordic Fund, Fidelity Canada Fund, and Fidelity Latin America Fund is incorporated herein by reference to Exhibit g(4) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 68.

   (10) Fidelity Group Repo Custodian Agreement, dated February 12, 1996, among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808)
Post-Effective Amendment No. 31.

   (11) Schedule 1 to the Fidelity Group Repo Custodian Agreement, dated February 12, 1996, between The Bank of New York and the
Registrant, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808)
Post-Effective Amendment No. 31.

   (12) Fidelity Group Repo Custodian Agreement, dated November 13, 1995, among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808)
Post-Effective Amendment No. 31.

   (13) Schedule 1 to the Fidelity Group Repo Custodian Agreement, dated November 13, 1995, between Chemical Bank and the Registrant, is incorporated herein by reference to Exhibit 8(g) of Fidelity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective
Amendment No. 31.

   (14) Joint Trading Account Custody Agreement, dated May 11, 1995, between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Global Balanced Fund, Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

   (15) First Amendment to Joint Trading Account Custody Agreement, dated July 14, 1995, between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Global Balanced Fund, Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity Worldwide Fund, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(10) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global Balanced Fund is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 79.

 (2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Diversified International Fund is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 79.

 (3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Value Fund is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 79.

 (4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 79.

 (5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Overseas Fund is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 79.

 (6) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Worldwide Fund is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 79.

(11) Opinion and consent of counsel (K&L) as to the legality of shares being registered is filed herein as Exhibit 11.

(12) (a) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Fidelity France Fund is filed herein as Exhibit 12 (a).

 (b) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Fidelity Germany Fund is filed herein as Exhibit 12 (b).

 (c) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Fidelity United Kingdom Fund is filed herein as Exhibit 12 (c).

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers is filed herein as Exhibit 14.

(15) Not applicable.

(16) Powers of Attorney, dated July 17, 1997 and December 16, 1999, are filed herein as Exhibit 16.

(17) Not applicable.

Item 17. Undertakings

 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of March 2000.

      Fidelity Investment Trust

      By Edward C. Johnson 3d                 (dagger)
        /s/ Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)                 (Title)                        (Date)

/s/Edward C. Johnson 3d          President and Trustee          March 24, 2000
(dagger)

Edward C. Johnson 3d             (Principal Executive Officer)



/s/Robert A. Dwight              Treasurer                      March 24, 2000

Robert A. Dwight



/s/Robert C. Pozen               Trustee                        March 24, 2000


Robert C. Pozen



/s/Ralph F. Cox                  Trustee                        March 24, 2000
*

Ralph F. Cox



/s/Phyllis Burke Davis           Trustee                        March 24, 2000
*

Phyllis Burke Davis



/s/Robert M. Gates               Trustee                        March 24, 2000
*

Robert M. Gates



/s/Donald J. Kirk                Trustee                        March 24, 2000
*

Donald J. Kirk



/s/Ned C. Lautenbach             Trustee                        March 24, 2000
*

Ned C. Lautenbach



/s/Peter S. Lynch                Trustee                        March 24, 2000
*

Peter S. Lynch



/s/Marvin L. Mann                Trustee                        March 24, 2000
*

Marvin L. Mann



/s/William O. McCoy              Trustee                        March 24, 2000
*

William O. McCoy



/s/Gerald C. McDonough           Trustee                        March 24, 2000
*

Gerald C. McDonough



/s/Thomas R. Williams           Trustee                        March 24, 2000
*

Thomas R. Williams

(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 16, 1999 and filed herewith.